UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                            AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2006

                  Date of reporting period: April 30, 2006


ITEM 1. REPORTS TO STOCKHOLDERS.



    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


APRIL 30, 2006

INTERNATIONAL EQUITY FUND

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.


                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                Market and Performance
                                                   Overview...................               2
                                                Schedule of Investments.......               6
                                                Additional Information...............Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                             April 30, 2006

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      I am pleased to present
                                                      you with the Semi-Annual
                                                      Report for the American
                                                      Beacon International
                                                      Equity Fund for the six
                                                      months ended April 30,
                                                      2006. During this time,
                                                      the Dow Jones Industrial
                                                      Average posted gains of
                                                      10.22%, the S&P 500 Index
                                                      increased by 9.64%, and
                                                      the MSCI EAFE Index
                                                      returned 22.89%.

                                                           The Institutional
                                                      Class of the International
                                                      Equity Fund posted gains
                                                      of 22.79% for the
                                                      six-month period, and
                                                      30.96%, 29.70%, 11.30%,
                                                      and 10.37% for the
                                                      one-year, three-year,
five-year, and ten-year time periods, respectively.

     I hope that the enclosed market overviews, portfolio listings, and detailed financial data are helpful to you. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

INTERNATIONAL EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

Global economic growth remained strong during the six-month period ended April 30, 2006. In spite of this economic strength and volatile food and energy prices, inflation was relatively subdued worldwide. Yet, in this environment the world's two largest central banks tightened monetary policy.

     The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 4.75%. The European Central Bank raised short-term rates twice to 2.50%, after keeping them unchanged since June 2003. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases remained.

     Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates, led by zinc, whose contract price rose 107% over the six month period. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America.

     Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In just the first quarter of 2006, the total value of global deals announced was $923 billion, almost 38% more than in the comparable period in 2005. About $416 billion (45%) was attributed to European companies, which have been the most active worldwide. In this environment, global equity markets performed strongly, particularly outside the U.S. As of April 30, 2006, the six-month total return for the MSCI EAFE Index was 23.10%, calculated in U.S. dollars. By comparison, the total return for the MSCI USA Index was 9.85%.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 22.79% for the six months ended April 30, 2006. The Fund underperformed the MSCI EAFE Index ("Index") return of 22.89% and the Lipper International Funds Index return of 24.13% for the period.

                                     ANNUALIZED TOTAL RETURNS
                              ---------------------------------------
                                       PERIODS ENDED 4/30/06
                              ---------------------------------------
                              6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                              ---------   ------   -------   --------
Institutional Class(1)......    22.79%    30.96%    11.30%    10.37%
PlanAhead Class(1)..........    22.67%    30.65%    11.11%    10.13%
AMR Class(1)................    23.04%    31.31%    11.58%    10.66%
Service Class(1,2)..........    22.49%    30.27%    10.91%    10.03%
Lipper Int'l. Funds Index...    24.13%    36.65%    10.10%     8.45%
MSCI EAFE Index.............    22.89%    33.49%     9.18%     6.68%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/96 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/96.

     The Fund underperformed the Index by 0.10% over the six-month period primarily due to Fund expenses. Although stock selection was negative, it was more than offset by positive country allocation.

     Country allocation added value as the Fund had an overweight in Norway, which was the best-performing EAFE market for the period with a gain of nearly 40%. Additional value was added by investing in South Korea, a non-EAFE market, which returned over 36%.

     Although stock selection in the Netherlands and Switzerland had a significantly positive impact, it was more than offset by negative stock selections in Norway, France and the United Kingdom. Frontline (down 12.8%), was the biggest disappointment in Norway, while two telecommunications companies, France Telecom (down 10.2%) and Vodafone Group (down 8.7%) contributed to the Fund's underperformance in France and the United Kingdom. In the Netherlands, significant positions in TNT and ING Groep added value, as each gained over 40% for the period. In Switzerland, two financial holdings led the way, as Credit Suisse Group and Zurich Financial Services each gained over 40% for the six months.

     Although economic and market conditions vary from period to period, the Fund's primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                      % OF
                                                   NET ASSETS
                                                   ----------
Sanofi-Synthelabo                                     2.0%
Total S.A.                                            1.9%
Royal Bank of Scotland Group plc                      1.8%
France Telecom S.A.                                   1.7%
GlaxoSmithKline plc                                   1.7%
BNP Paribas                                           1.5%
BAE Systems plc                                       1.4%
Koninklijke (Royal) Philips Electronics N.V.          1.4%
Vodafone Group plc                                    1.3%
Deutsche Post AG                                      1.3%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                            27.8%
Consumer Discretionary                                14.3%
Industrials                                           10.9%
Energy                                                 8.4%
Consumer Staples                                       8.0%
Health Care                                            7.9%
Telecommunication Services                             7.7%
Information Technology                                 6.5%
Materials                                              5.0%
Utilities                                              3.6%

REGIONAL ALLOCATION*

PACIFIC RIM   NORTH AMERICA   CENTRAL AMERICA   EUROPE
-----------   -------------   ---------------   ------
25.1%             2.2%             0.2%         72.5%

                                  (PIE CHART)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2005 through April 30, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                           BEGINNING    ENDING      EXPENSES PAID
                            ACCOUNT     ACCOUNT    DURING PERIOD*
                             VALUE       VALUE        11/1/05-
                            11/1/05     4/30/06        4/30/06
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,227.87        $4.12
Hypothetical               $1,000.00   $1,021.10        $3.73
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,226.66        $5.51
Hypothetical               $1,000.00   $1,019.84        $5.00
  (5% return before expenses)
SERVICE CLASS
Actual                     $1,000.00   $1,224.95        $6.36
Hypothetical               $1,000.00   $1,019.08        $5.77
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,230.43        $2.68
Hypothetical               $1,000.00   $1,022.39        $2.43
  (5% return before expenses)

* Expense amounts are inclusive of the Fund's proportionate share of expenses of the American Beacon Master Trust International Equity Portfolio through February 28, 2006. Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.75%, 1.00%, 1.15%, 0.48%, for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
AUSTRALIA - 1.44%

COMMON STOCKS

Alumina Ltd. .................      732,248   $    3,983
BlueScope Steel Ltd. .........      932,935        5,444
Commonwealth Bank of
  Australia...................      208,440        7,443
Macquarie Airports Management
  Ltd. .......................    2,475,943        6,170
Macquarie Infrastructure
  Group.......................      766,305        2,078
Multiplex Group...............    1,181,442        2,747
National Australia Bank.......      342,730        9,793
News Corp. ...................      182,280        3,128
                                              ----------
    TOTAL AUSTRALIA...........                    40,786
                                              ----------
CANADA - 2.00%

COMMON STOCKS

Alcan, Inc.(+)................       78,471        4,097
BCE, Inc. ....................      306,060        7,542
Celestica, Inc.(+)............      728,000        8,185
Husky Energy, Inc.+...........      113,480        6,679
Jean Coutu Group, Inc.(+)+....      371,200        3,947
Manulife Financial Corp. .....      218,098       14,240
Rogers Communications,
  Inc.(+).....................      283,582       12,020
                                              ----------
    TOTAL CANADA..............                    56,710
                                              ----------
CHINA - 0.65%

COMMON STOCKS

PetroChina Company Ltd. ......   16,846,100       18,577
                                              ----------
    TOTAL CHINA...............                    18,577
                                              ----------
DENMARK - 0.14%

COMMON STOCKS

Vestas Wind Systems(+)........      141,526        3,841
                                              ----------
    TOTAL DENMARK.............                     3,841
                                              ----------
FINLAND - 1.49%

COMMON STOCKS

KCI Konecranes Oyj(+).........      432,600        8,017
Nokia Oyj(+)..................      293,400        6,681
Stora Enso Oyj, R Shares......      232,400        3,641
Stora Enso Oyj, A Shares......       68,102        1,078
Stora Enso Oyj................      213,542        3,352
UPM-Kymmene Oyj...............      835,200       19,599
                                              ----------
    TOTAL FINLAND.............                    42,368
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
FRANCE - 12.61%

COMMON STOCKS

Accor S.A. ...................      105,680   $    6,652
AXA...........................      930,921       34,165
BNP Paribas...................      442,478       41,812
BNP Paribas(+)................       28,697        2,619
Carrefour S.A. ...............      405,886       23,545
Compagnie Generale des
  Etablissements Michelin+....      116,670        8,419
France Telecom S.A.+..........    2,062,872       48,173
Lafarge S.A. .................       71,862        8,840
Lagardere S.C.A. .............      117,800        9,734
Publicis Groupe SA(+).........      173,692        7,220
Sanofi-Synthelabo.............      615,287       58,024
Schneider Electric S.A. ......       91,500       10,360
Suez S.A.+....................      367,235       14,450
Thomson S.A.(+)...............      132,825        2,748
Total S.A. ...................      189,771       52,480
Vinci S.A. ...................      140,982       14,007
Vivendi SA(+).................      389,500       14,221
                                              ----------
    TOTAL FRANCE..............                   357,469
                                              ----------
GERMANY - 7.62%

COMMON STOCKS

Allianz AG(+)+................       42,802        7,166
BASF AG+......................       58,310        4,999
Bayer AG+.....................      113,510        5,243
Bayerische Motoren Werke
  Akitengesellshaft...........      478,244       26,011
Celesio AG+...................      130,045       12,239
Deutsche Bank AG..............      141,300       17,349
Deutsche Post AG..............    1,412,630       37,657
Deutsche Telekom(+)+..........      479,200        8,657
E.ON AG+......................      175,654       21,392
Fresenius Medical Care AG(+)..       44,222        5,306
Infineon Technologies AG(+)...      491,500        6,009
Muenchener Rueckversicherung-
  Gesellschaft AG+............       47,997        6,801
Siemens AG....................      350,426       33,157
Volkswagen AG+................      311,400       24,047
                                              ----------
    TOTAL GERMANY.............                   216,033
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
HONG KONG - 1.37%

COMMON STOCKS

Cheung Kong Holdings Ltd. ....      835,500   $    9,418
Hang Lung Group Ltd.(+).......    2,451,000        5,817
Henderson Land Development
  Company Ltd.(+).............    2,036,200       11,963
Hutchison Whampoa Ltd. .......      199,000        1,958
Hutchison Whampoa Ltd.,
  Right(+)....................           10           --
Swire Pacific Ltd. ...........      957,100        9,826
                                              ----------
    TOTAL HONG KONG...........                    38,982
                                              ----------
IRELAND - 2.20%

COMMON STOCKS

Allied Irish Banks............      379,890        9,164
Bank of Ireland...............      621,900       11,683
Bank of Ireland(+)............      591,400       11,087
CRH plc.......................      343,570       12,613
CRH plc.......................      178,925        6,580
Depfa Bank plc................      594,921       11,168
                                              ----------
    TOTAL IRELAND.............                    62,295
                                              ----------
ITALY - 3.92%

COMMON STOCKS

Assicurazioni Generali
  S.p.A.(+)...................      184,400        6,912
Banco Popolare di Verona e
  Novara Scrl+................      314,308        8,847
Enel S.p.A.(+)................    1,175,700       10,160
Eni S.p.A. ...................      797,391       24,345
Mediaset SpA(+)...............    1,400,056       17,716
Telecom Italia S.p.A.+........    3,653,489       10,232
UniCredito Italiano S.p.A. ...    4,366,833       32,890
                                              ----------
    TOTAL ITALY...............                   111,102
                                              ----------
JAPAN - 15.88%
COMMON STOCKS
Acom Company Ltd. ............      125,030        7,291
Canon, Inc. ..................      191,400       14,641
East Japan Railway Co.(+).....        1,429       11,157
Fuji Photo Film Company
  Ltd.(+).....................      114,400        3,888
Hitachi Ltd. .................      685,500        5,099
Honda Motor Company Ltd. .....      244,600       17,379
Hoya Corp. ...................      231,700        9,381
Japan Tobacco, Inc.(+)........        2,542       10,225
Kao Corp. ....................      285,600        7,675
KDDI Corp. ...................          678        4,180
Konica Minolta Holdings,
  Inc. .......................      945,440       12,455

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Kuraray Company Ltd.(+).......      225,000   $    2,776
Mabuchi Motor Company Ltd.+...       69,000        3,890
Minebea Company Ltd. .........    1,055,700        6,833
Mitsubishi Tokyo Financial
  Group, Inc. ................        1,342       21,097
Murata Manufacturing Company
  Ltd.(+).....................      105,600        7,688
NEC Corp. ....................      417,300        2,921
Nidec Corp.(+)................      102,000        7,865
Nintendo Company Ltd. ........       24,100        3,598
Nippon Express Co.+...........    2,023,700       10,681
Nissan Motor Company Ltd. ....    2,306,900       30,329
Nomura Holdings, Inc. ........      848,000       19,177
Promise Company Ltd. .........      196,150       12,093
Ricoh Company Ltd.(+).........      528,800       10,496
ROHM Company Ltd. ............      107,200       11,411
Sankyo Company Ltd. ..........       77,200        5,478
Sekisui House Ltd. ...........      583,600        9,036
SFCG Co Ltd.(+)+..............       23,135        5,297
Shin-Etsu Chemical Company
  Ltd. .......................       82,600        4,773
Sompo Japan Insurance,
  Inc. .......................      376,900        5,462
Sony Corp. ...................      319,002       16,025
Sumitomo Mitsui Financial
  Group, Inc. ................        2,077       22,801
Sumitomo Trust and Banking
  Company Ltd. ...............      829,700        8,832
Takeda Chemical Industries
  Ltd. .......................      514,000       31,418
Takefuji Corp. ...............      393,370       25,565
TDK Corp.(+)..................      110,500        9,248
THK Co Ltd.(+)................      214,900        7,021
Tokyo Gas Company Ltd.(+).....    2,315,200       11,203
Toyoda Gosei Company Ltd. ....      200,888        5,540
Toyota Motor Corp. ...........       83,100        4,861
Yamanouchi Pharmaceutical
  Company Ltd. ...............      294,800       12,298
Yamato Holdings Corp. ........      565,300       11,270
                                              ----------
    TOTAL JAPAN...............                   450,354
                                              ----------
LUXEMBOURG - 0.18%

COMMON STOCKS

Stolt-Nielsen SA(+)...........      179,260        5,103
                                              ----------
    TOTAL LUXEMBOURG..........                     5,103
                                              ----------
MEXICO - 0.17%

COMMON STOCKS

Telefonos de Mexico, S.A. de
  C.V., ADR...................      214,800        4,724
                                              ----------
    TOTAL MEXICO..............                     4,724
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
NETHERLANDS - 5.67%

COMMON STOCKS

ABN AMRO Holding N.V.+........      398,828   $   11,920
Heineken N.V. ................      291,500       11,809
IHC Caland N.V.(+)............       75,300        8,079
ING Groep N.V. ...............      840,944       34,226
Koninklijke (Royal) Philips
  Electronics N.V.(+).........    1,146,567       39,562
TNT N.V. .....................      749,434       26,984
Unilever N.V. ................      195,517       14,121
VNU N.V. .....................      189,000        6,488
Wolters Kluwer N.V.+..........      287,180        7,482
                                              ----------
    TOTAL NETHERLANDS.........                   160,671
                                              ----------
NORWAY - 1.60%
COMMON STOCKS

DnB Nor ASA+..................      540,800        7,500
Frontline Ltd.+...............      259,600        8,400
Statoil ASA...................      266,900        8,788
Telenor ASA...................    1,796,490       20,835
                                              ----------
    TOTAL NORWAY..............                    45,523
                                              ----------
PORTUGAL - 0.36%

COMMON STOCKS

Portugal Telecom, SGPS,
  S.A. .......................      792,250       10,085
                                              ----------
    TOTAL PORTUGAL............                    10,085
                                              ----------
SINGAPORE - 1.26%
COMMON STOCKS

Creative Technology Ltd. .....      633,920        4,130
Development Bank of Singapore
  Group Holdings Ltd. ........    1,889,455       21,274
Flextronics International
  Ltd.(+).....................      899,000       10,213
                                              ----------
    TOTAL SINGAPORE...........                    35,617
                                              ----------
SOUTH KOREA - 3.20%

COMMON STOCKS

Kookmin Bank, ADR.............      252,110       22,450
Korea Electric Power Corp. ...       86,860        3,859
LG Electronics, Inc. .........       76,760        6,356
POSCO.........................       44,432       12,389
Samsung Electronics Company
  Ltd.++......................       37,943       25,907
Samsung Electronics Company
  Ltd., GDR#..................       21,600        7,366
Shinhan Financial Group
  Company Ltd. ...............       82,320        4,102
SK Telecom Company Ltd. ......       34,976        8,214
                                              ----------
    TOTAL SOUTH KOREA.........                    90,643
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
SPAIN - 2.77%

COMMON STOCKS

Banco Bilbao Vizcaya
  Argentaria, S.A.(+).........      525,080   $   11,599
Banco Popular Espanol SA......      506,100        7,643
Banco Santander Central
  Hispano SA..................       34,750          539
Banco Santander Central
  Hispano SA, GDR.............      560,544        8,648
Enagas S.A.(+)................      159,919        3,519
Iberdrola S.A. ...............      218,397        7,114
Repsol YPF S.A. ..............      276,340        8,255
Repsol YPF SA, ADR(+).........      189,300        5,652
Telefonica S.A. ..............    1,592,630       25,518
                                              ----------
    TOTAL SPAIN...............                    78,487
                                              ----------
SWEDEN - 1.98%

COMMON STOCKS

Atlas Copco AB................      472,530       13,966
Autoliv, Inc. ................      150,650        8,393
Electrolux AB+................       98,580        2,954
ForeningsSparbanken AB+.......      139,000        3,825
Nordea AB.....................      617,020        7,963
Securitas AB..................      381,930        7,966
Telefonaktiebolaget LM
  Ericsson(+)+................    2,006,000        7,142
Volvo AB......................       78,140        3,929
                                              ----------
    TOTAL SWEDEN..............                    56,138
                                              ----------
SWITZERLAND - 6.58%

COMMON STOCKS

Adecco SA.....................      138,320        8,577
Ciba Specialty Chemicals
  Holding, Inc. ..............      178,450       10,950
Compagnie Financiere Richemont
  AG..........................      183,900        9,527
Credit Suisse Group+..........      530,239       33,306
Geberit AG....................          974        1,136
Lonza Group AG................       53,670        3,808
Nestle SA.....................       68,027       20,748
Novartis AG...................      577,939       33,156
Swiss Reinsurance+............      282,900       20,644
Swiss Reinsurance, Right(+)...      282,900           --
Syngenta AG...................       80,851       11,278
UBS AG........................       72,170        8,554
Zurich Financial Services
  AG..........................      102,513       24,942
                                              ----------
    TOTAL SWITZERLAND.........                   186,626
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
UNITED KINGDOM - 21.71%

COMMON STOCKS

Alliance Unichem plc..........      393,650   $    6,378
AMVESCAP plc..................      339,930        3,716
Anglo American plc............      176,995        7,536
Aviva plc.....................      898,640       13,126
BAE Systems plc...............    5,248,375       39,958
Barclays Bank plc.............    1,204,100       15,041
Barratt Development plc.......      396,343        7,170
Boots Group PLC(+)............      806,625       10,311
BP plc........................    2,145,328       26,465
British American Tobacco
  Industries plc..............      916,252       23,425
British Sky Broadcasting Group
  plc.........................      914,390        8,762
BT Group plc..................    1,595,443        6,379
Cadbury Schweppes plc.........      827,350        8,207
Centrica plc..................    2,136,810       11,641
Compass Group plc.............    4,029,135       17,376
Diageo plc....................    1,219,343       20,123
Gallaher Group plc(+).........      503,903        8,004
GKN plc.......................    1,659,018        9,484
GlaxoSmithKline plc...........    1,679,844       47,665
HBOS plc......................      625,351       10,976
HSBC Holdings plc.............      617,749       10,674
HSBC Holdings plc(+)..........      457,700        7,804
Imperial Tobacco Group
  plc(+)......................      331,040       10,287
J. Sainsbury plc..............    1,454,634        8,866
Kingfisher plc................    3,292,698       13,525
Marks and Spencer Group plc...    1,034,718       11,048
National Grid plc.............    1,303,978       13,685
NETeller plc(+)...............        7,681          109
Pearson plc(+)................      512,020        7,096
Reckitt Benckiser plc(+)......      193,300        7,046

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Rentokil Initial plc..........    1,438,070   $    4,189
Reuters Group plc.............    1,147,272        8,138
Rolls-Royce plc...............    1,084,550        9,424
Rolls-Royce plc(+)............   58,348,790          106
Royal Bank of Scotland Group
  plc.........................    1,586,559       51,817
Royal Dutch Shell plc, ADR....       31,660        2,157
Royal Dutch Shell plc, B
  Shares......................      648,129       23,177
Royal Dutch Shell plc, A
  Shares......................      911,809       31,266
Shire plc(+)..................      363,440        5,667
Smiths Group plc..............      438,030        8,143
Standard Chartered plc........      177,350        4,709
Tate & Lyle plc...............      990,077       10,020
TI Automotive(+)h.............      655,200           --
Unilever plc..................    1,844,521       19,593
Vodafone Group plc............   16,028,944       37,852
Yell Group plc................      811,330        7,605
                                              ----------
    TOTAL UNITED KINGDOM......                   615,746
                                              ----------
SHORT TERM INVESTMENTS - 14.15%
American Beacon Enhanced Cash
  Trust*P.....................  196,978,229      196,978
American Beacon Money Market
  Select Fund*P...............  204,369,205      204,369
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS.............                   401,347
                                              ----------
TOTAL INVESTMENTS - 108.95%
  (COST $2,368,749)...........                 3,089,227
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (8.95%)............                  (253,656)
                                              ----------
TOTAL NET ASSETS - 100.00%....                $2,835,571
                                              ==========

---------------

     GDR - Global Depository Receipt

     ADR - American Depository Receipt

(+)  Non-income producing security.

+    All or a portion of this security is on loan at April 30, 2006. See Note 5.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,366 or 0.26% of net assets.

h Valued at fair value pursuant to procedures approved by the Board of Trustees.

*    The Fund/Trust is affiliated by having the same investment advisor. See
     Note 2.

P All or a portion of this security is purchased with cash collateral for securities loaned.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                         UNREALIZED
                                                   NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                                                   CONTRACTS      DATE       VALUE     (DEPRECIATION)
                                                   ---------   ----------   --------   --------------
Australia SPI Index..............................      79       Jun 2006    $  7,872       $  285
Canada S&PCDA 60 Index...........................      90       Jun 2006      11,034          140
France CAC 40 Index..............................     227       Jun 2006      14,539           92
Germany DAX Index................................      56       Jun 2006      10,630           90
Hang Seng Index..................................      22       May 2006       2,345            0
Italy MIB 30 Index...............................      24       Jun 2006       5,650          (34)
Netherlands 200 AEX Index........................      43       May 2006       5,055           66
Spain IBEX 35 Index..............................      38       May 2006       5,665           72
Sweden OMX Index.................................     256       May 2006       3,591          (27)
Tokyo FE TOPIX Index.............................     253       Jun 2006      38,194        1,448
UK FTSE 100 Index................................     324       Jun 2006      35,476           78
                                                                            --------       ------
                                                                            $140,051       $2,210
                                                                            ========       ======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              SETTLEMENT    MARKET    UNREALIZED
CONTRACTS TO DELIVER                                             DATE       VALUE     GAIN/(LOSS)
--------------------                                          ----------   --------   -----------
3,253 Australian Dollar.....................................  6/16/2006    $  2,469     $  (128)
4,123 Canadian Dollar.......................................  6/16/2006       3,693        (136)
10,609 Euro Currency........................................  6/16/2006      13,427        (507)
1,269,657 Japanese Yen......................................  6/16/2006      11,228        (369)
6,533 Pound Sterling........................................  6/16/2006      11,921        (545)
9,653 Swedish Krona.........................................  6/16/2006       1,317         (66)
3,609 Swiss Franc...........................................  6/16/2006       2,925        (135)
                                                                           --------     -------
TOTAL CONTRACTS TO DELIVER
  (RECEIVABLE AMOUNT $45,094)...............................               $ 46,980     $(1,886)
                                                                           --------     -------
CONTRACTS TO RECEIVE
12,395 Australian Dollar....................................  6/16/2006    $  9,409     $   258
15,460 Canadian Dollar......................................  6/16/2006      13,846         459
39,737 Euro Currency........................................  6/16/2006      50,293       2,382
24,448 Japanese Yen.........................................  6/16/2006      44,612       1,956
5,265,974 Pound Sterling....................................  6/16/2006      46,569       1,328
33,766 Swedish Krona........................................  6/16/2006       4,607         269
15,626 Swiss Franc..........................................  6/16/2006      12,666         636
                                                                           --------     -------
TOTAL CONTRACTS TO RECEIVE
  (PAYABLE AMOUNT $174,714).................................               $182,002     $ 7,288
                                                                           ========     =======
NET CURRENCY FLUCTUATION....................................                            $ 5,402
                                                                                        =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    13.96%
Consumer Staples............................................     7.69%
Energy......................................................     7.33%
Financials..................................................    26.37%
Health Care.................................................     7.48%
Industrials.................................................    10.94%
Information Technology......................................     5.71%
Materials...................................................     4.69%
Telecommunication Services..................................     7.21%
Utilities...................................................     3.42%
Short Term Investments......................................    14.15%
Liabilities, Net of Other Assets............................     (8.95)%
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006 (Unaudited) (in thousands, except share and per share amounts)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $ 2,687,880
    Investments in affiliated securities, at value(B).......      401,347
    Foreign currency, at value(D)...........................        8,241
    Deposit with brokers for futures contracts..............        6,591
    Receivable for investments sold.........................        9,869
    Dividends and interest receivable.......................       11,358
    Receivable for fund shares sold.........................        4,036
    Receivable for tax reclaims.............................          524
    Unrealized appreciation on foreign currency contracts...        5,402
                                                              -----------
        TOTAL ASSETS........................................    3,135,248
                                                              -----------
LIABILITIES:
    Payable for investments purchased.......................       13,617
    Payable upon return of securities loaned................      279,983
    Payable for fund shares redeemed........................        1,776
    Payable for variation margin on open futures
     contracts..............................................          939
    Management and investment advisory fees payable (Note
     2).....................................................        2,354
    Administrative service and service fees payable.........          592
    Other liabilities.......................................          416
                                                              -----------
        TOTAL LIABILITIES...................................      299,677
                                                              -----------
NET ASSETS..................................................  $ 2,835,571
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................    1,983,226
    Undistributed net investment income.....................       10,385
    Accumulated net realized gain (loss)....................      111,583
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      730,377
                                                              -----------
NET ASSETS..................................................  $ 2,835,571
                                                              ===========
SHARES OUTSTANDING (NO PAR VALUE):
    Institutional Class.....................................   66,138,823
                                                              ===========
    PlanAhead Class.........................................   30,281,383
                                                              ===========
    Service Class...........................................      184,862
                                                              ===========
    AMR Class...............................................   22,814,418
                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
    Institutional Class.....................................  $     23.77
                                                              ===========
    PlanAhead Class.........................................  $     23.55
                                                              ===========
    Service Class...........................................  $     23.43
                                                              ===========
    AMR Class...............................................  $     23.92
                                                              ===========
---------------
(A) Cost of investments in unaffiliated securities..........  $ 1,967,402
(B) Cost of investments in affiliated securities............      401,347
(C) Market value of securities on loan......................      266,413
(D) Cost of foreign currency................................        8,017

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend income from unaffiliated securities (net of
     foreign taxes)*........................................  $ 18,326
    Dividend income from affiliated securities..............       975
    Interest income.........................................        76
    Income derived from securities lending, net.............       236
    Investment income allocated from the Portfolio..........    15,160
    Expenses allocated from the Portfolio...................    (4,050)
    Other income............................................         1
                                                              --------
        TOTAL INVESTMENT INCOME.............................    30,724
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     1,551
    Administrative service fees (Note 2):
      Institutional Class...................................     1,759
      PlanAhead Class.......................................       784
      Service Class.........................................         4
    Transfer agent fees:
      Institutional Class...................................        99
      PlanAhead Class.......................................        57
      Service Class.........................................        --
      AMR Class.............................................         8
    Fund accounting fees....................................       225
    Professional fees.......................................        27
    Registration fees and expenses..........................        65
    Service fees:
      PlanAhead Class (Note 2)..............................       784
      Service Class (Note 2)................................         4
    Distribution fees -- Service Class (Note 2).............         4
    Prospectus and shareholder reports......................       151
    Other expenses..........................................        11
                                                              --------
        TOTAL EXPENSES......................................     5,533
                                                              --------
    Net (fees waived and expenses reimbursed)/recouped by
     Manager (Note 2).......................................        (1)
                                                              --------
        NET EXPENSES........................................     5,532
                                                              --------
NET INVESTMENT INCOME.......................................    25,192
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from:
      Investments...........................................    55,412
      Commission recapture..................................        53
      Foreign currency translations.........................     7,790
      Futures contracts.....................................    (4,757)
      Net realized gain (loss) allocated from Portfolio.....    62,091
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................    18,855
      Futures contracts.....................................    (2,057)
      Foreign currency translations.........................   102,232
      Net change in unrealized gain/loss allocated from
       Portfolio............................................   259,383
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS......................   499,002
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $524,194
                                                              ========
    * Foreign taxes.........................................  $  1,531

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                APRIL 30,      OCTOBER 31,
                                                                   2006           2005
                                                              --------------   -----------
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................    $   25,192     $   47,523
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........       120,589        186,828**
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts, and foreign currency
     translations...........................................       378,413         44,556
                                                                ----------     ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................       524,194        278,907
                                                                ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................       (25,843)       (13,529)
      PlanAhead Class.......................................       (10,419)        (4,004)
      Service Class.........................................           (39)           (22)
      AMR Class.............................................       (10,085)        (7,644)
    Net realized gain on investments:
      Institutional Class...................................       (80,744)            --
      PlanAhead Class.......................................       (36,241)            --
      Service Class.........................................          (195)            --
      AMR Class.............................................       (28,011)            --
                                                                ----------     ----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................      (191,577)       (25,199)
                                                                ----------     ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................       277,246        766,799
    Reinvestment of dividends and distributions.............       176,178         22,373
    Cost of shares redeemed.................................      (248,892)      (545,309)
    Redemption fees.........................................           128             58
                                                                ----------     ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................       204,660        243,921
                                                                ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................       537,277        497,629
                                                                ----------     ----------
NET ASSETS:
    Beginning of period.....................................     2,298,294      1,800,665
                                                                ----------     ----------
    END OF PERIOD*..........................................    $2,835,571     $2,298,294
                                                                ==========     ==========
    *  Includes undistributed net investment income (loss)
     of.....................................................    $   10,385     $   38,005
                                                                ==========     ==========
    ** Includes $902 payment by affiliate (Note 2).

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund, a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Reorganization

     Prior to March 1, 2006, the American Beacon International Equity Fund (the "Fund") invested all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust.

     At the close of business on February 28, 2006, the American Beacon Master Trust International Equity Portfolio redeemed for cash and securities the investment of the American Independence Funds Trust International Equity Multi-Manager Stock Fund (the "Redeeming Fund") as follows (in thousands):

Cash........................................................  $ 9.583
Securities at market value..................................  $94.585

     Upon completion of the Redeeming Fund transaction, the American Beacon International Equity Fund was the sole shareholder in the American Beacon Master Trust International Equity Portfolio ("the Terminating Portfolio"). Accordingly, on February 28, 2006 the American Beacon International Equity Fund withdrew its interest in the Terminating Portfolio. The Fund received a distribution of cash and securities from the Terminating Portfolio with a market value equal to the Fund's investment in the Terminating Portfolio in the amount of $2,598,672 at the close of business.

     The Terminating Portfolio then ceased operations.

     The following is a summary of the significant accounting policies followed by the Funds.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service
                                                                                  Fee --                        0.25%
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --                0.25%
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --           0.25%
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Security Valuation

     The Fund records its investment in the Portfolio at fair value. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 Redemption Fees

     The Fund imposes a 2% redemption fee on certain Institutional, PlanAhead Service and AMR Class shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period. The fee is retained by the class that imposes the fee. Effective May 1, 2006, the fee will be allocated to all classes of the Fund based on their respective net assets.

 Investment Income

     The Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of .25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives .25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer plus a fee for each Board meeting attended. At April 30, 2006, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

     During the period ended October 31, 2005, subadvisors voluntarily reimbursed the Portfolio for certain losses totaling $941,000. A $383,000 reimbursement was made to compensate the Portfolio for a loss associated with a rights offering that expired. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open market. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. A $558,000 reimbursement was made to compensate the Portfolio for a loss associated with a security that violated investment restrictions. The reimbursement amount allocated to the Fund totaled $902,000 for the period and is reflected in the gain/loss section of the Statement of Operations.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At April 30, 2006, the Fund had not utilized the credit facility.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the charac-

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------

ter of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the six months ended April 30, 2006 and fiscal year ended October 31, 2005 (in thousands):

                                                              SIX MONTHS ENDED         YEAR ENDED
                                                               APRIL 30, 2006       OCTOBER 31, 2005
                                                              ----------------      ----------------
                                                                (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....................................      $ 41,982              $13,529
    PlanAhead Class.........................................        18,822                4,004
    Service Class...........................................           101                   22
    AMR Class...............................................        14,547                7,644
LONG-TERM CAPITAL GAIN
    Institutional Class.....................................        64,611                   --
    PlanAhead Class.........................................        28,968                   --
    Service Class...........................................           156                   --
    AMR Class...............................................        22,390                   --
                                                                  --------              -------
        TOTAL DISTRIBUTIONS PAID............................      $191,577              $25,199
                                                                  --------              -------

     As of April 30, 2006, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...   $2,400,188
Unrealized appreciation.....................................      708,494
Unrealized depreciation.....................................      (19,455)
                                                               ----------
Net unrealized appreciation/(depreciation)..................      689,039
Undistributed ordinary income...............................       61,471
Undistributed long-term gain/(loss).........................       84,875
                                                               ----------
Distributable earnings......................................   $  835,385
                                                               ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of April 30, 2006 (in thousands):

Paid-in-capital.............................................  $ 2,797
Undistributed net investment income.........................   (6,426)
Accumulated net realized gain (loss)........................    3,629
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................       --

4.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund
(shares and dollars in thousands):

Six Months Ended April 30, 2006

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS          AMR CLASS
                           --------------------    -------------------    -----------------   -------------------
                           SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT    SHARES     AMOUNT
                           -------    ---------    ------    ---------    ------    -------   -------   ---------
Shares sold............      7,223    $ 157,350     4,633    $ 100,930        43    $   925       816   $  18,041
Reinvestment of
  dividends............      4,440       92,342     2,207       45,506        11        234     1,823      38,096
Shares redeemed*.......     (6,829)    (148,797)   (3,536)     (76,813)      (15)      (317)   (1,039)    (22,837)
                           -------    ---------    ------    ---------    ------    -------   -------   ---------
Net increase in shares
  outstanding..........      4,834    $ 100,895     3,304    $  69,623        39    $   842     1,600   $  33,300
                           =======    =========    ======    =========    ======    =======   =======   =========

* Net of Redemption Fees

Year Ended October 31, 2005

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                           --------------------    -------------------    ----------------   -------------------
                           SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
                           -------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold............     16,308    $ 330,188    14,933    $ 299,953       162    $3,261     6,624   $ 133,397
Reinvestment of
  dividends............        543       10,788       199        3,920         1        22       383       7,643
Shares redeemed*.......    (11,284)    (228,220)   (5,111)    (103,087)      (59)   (1,188)  (10,557)   (212,756)
                           -------    ---------    ------    ---------    ------    ------   -------   ---------
Net increase in shares
  outstanding..........      5,567    $ 112,756    10,021    $ 200,786       104    $2,095    (3,550)  $ (71,716)
                           =======    =========    ======    =========    ======    ======   =======   =========

* Net of Redemption Fees

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL CLASS
                                      ----------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                             YEAR ENDED OCTOBER 31,
                                      APRIL 30,    ---------------------------------------------------------------------
                                         2006         2005          2004(B)        2003(F)         2002         2001(E)
                                      ----------   ----------      ----------      --------      --------       --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $   20.98    $    18.47      $    15.46      $  12.10      $  13.77       $  17.95
                                      ----------   ----------      ----------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(A D)..........       0.22          0.44            0.30          0.25          0.21           0.24
   Net gains (losses) on securities
    (both realized and
    unrealized)(D)..................       4.32          2.31            3.12          3.47         (1.62)         (2.96)
                                      ----------   ----------      ----------      --------      --------       --------
Total income (loss) from investment
 operations.........................       4.54          2.75            3.42          3.72         (1.41)         (2.72)
                                      ----------   ----------      ----------      --------      --------       --------
LESS DISTRIBUTIONS:
   Dividends from net investment
    income..........................      (0.42)        (0.24)          (0.41)        (0.36)        (0.26)         (0.22)
   Distributions from net realized
    gains on securities.............      (1.33)           --              --            --            --          (1.24)
                                      ----------   ----------      ----------      --------      --------       --------
Total distributions.................      (1.75)        (0.24)          (0.41)        (0.36)        (0.26)         (1.46)
                                      ----------   ----------      ----------      --------      --------       --------
Redemption fees added to beneficial
 interest...........................         --(I)         --(I)           --(I)         --(I)         --             --
                                      ----------   ----------      ----------      --------      --------       --------
NET ASSET VALUE, END OF PERIOD......  $   23.77    $    20.98      $    18.47      $  15.46      $  12.10       $  13.77
                                      ==========   ==========      ==========      ========      ========       ========
TOTAL RETURN........................     22.79%(G)     15.04%          22.49%        31.61%        (10.51)%       (16.54)%
                                      ==========   ==========      ==========      ========      ========       ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in
    thousands)......................  $1,572,394   $1,286,441      $1,029,272      $722,333      $537,476       $519,151
   Ratios to average net assets
    (annualized):
    Expenses, net of waivers(D).....      0.75%         0.70%           0.76%         0.79%         0.75%          0.78%
    Expenses, before waivers(D).....      0.75%         0.70%           0.76%         0.79%         0.75%          0.78%
    Net investment income, net of
      waivers(D)....................      2.01%         2.17%           1.69%         1.97%         1.56%          1.54%
    Net investment income (losses),
      before waivers(D).............      2.01%         2.17%           1.69%         1.97%         1.56%          1.54%
   Portfolio turnover rate(C).......        21%(G)        37%             36%           44%           43%            36%

                                                                      PLANAHEAD CLASS
                                      --------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                              YEAR ENDED OCTOBER 31,
                                      APRIL 30,       ----------------------------------------------------------------
                                         2006           2005        2004(B)       2003(F)        2002         2001(E)
                                      ----------      --------      --------      --------      -------       --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................   $  20.79       $  18.31      $  15.34      $  11.95      $ 13.58       $  17.72
                                       --------       --------      --------      --------      -------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(A D)..........       0.20           0.41          0.26          0.22         0.15           0.19
   Net gains (losses) on securities
    (both realized and
    unrealized)(D)..................       4.27           2.29          3.08          3.46        (1.56)         (2.92)
                                       --------       --------      --------      --------      -------       --------
Total income (loss) from investment
 operations.........................       4.47           2.70          3.34          3.68        (1.41)         (2.73)
                                       --------       --------      --------      --------      -------       --------
LESS DISTRIBUTIONS:
   Dividends from net investment
    income..........................      (0.38)         (0.22)        (0.37)        (0.29)       (0.22)         (0.17)
   Distributions from net realized
    gains on securities.............      (1.33)            --            --            --           --          (1.24)
                                       --------       --------      --------      --------      -------       --------
Total distributions.................      (1.71)         (0.22)        (0.37)        (0.29)       (0.22)         (1.41)
                                       --------       --------      --------      --------      -------       --------
Redemption fees added to beneficial
 interest...........................         --(I)          --(I)         --(I)         --(I)        --             --
                                       --------       --------      --------      --------      -------       --------
NET ASSET VALUE, END OF PERIOD......   $  23.55       $  20.79      $  18.31      $  15.34      $ 11.95       $  13.58
                                       ========       ========      ========      ========      =======       ========
TOTAL RETURN........................     22.67%(G)      14.73%        22.16%        31.62%       (10.57)%       (16.79)%
                                       ========       ========      ========      ========      =======       ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in
    thousands)......................   $713,177       $560,770      $310,540      $177,425      $99,636       $113,948
   Ratios to average net assets
    (annualized):
    Expenses, net of waivers(D).....      1.00%          0.95%         1.02%         1.10%        1.04%          1.10%
    Expenses, before waivers(D).....      1.00%          0.95%         1.02%         1.10%        1.04%          1.10%
    Net investment income, net of
      waivers(D)....................      1.76%          1.96%         1.46%         1.68%        1.35%          1.22%
    Net investment income (losses),
      before waivers(D).............      1.76%          1.96%         1.46%         1.68%        1.35%          1.22%
   Portfolio turnover rate(C).......        21%(G)         37%           36%           44%          43%            36%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The International Equity Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Trust International Equity Portfolio through February 28, 2006.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(G)  Not annualized

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(I)  Amounts represent less than $0.01 per share.

(J)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        SERVICE CLASS                                          AMR CLASS
     ----------------------------------------------------      -----------------------------------------
      SIX MONTHS         YEAR ENDED                             SIX MONTHS
         ENDED           OCTOBER 31,           MAY 1 TO            ENDED          YEAR ENDED OCTOBER 31,
       APRIL 30,     -------------------      OCTOBER 31,        APRIL 30,        ----------------------
         2006         2005       2004(B)        2003(F)            2006             2005        2004(B)
     -------------   ------      -------      -----------      -------------      --------      --------
        $20.61       $18.24      $15.31       $    12.18         $  21.12         $  18.58      $  15.54
        ------       ------      ------       ----------         --------         --------      --------
          0.18         0.37        0.30             0.09             0.25             0.50          0.34
          4.23         2.26        2.99             3.04             4.36             2.33          3.14
        ------       ------      ------       ----------         --------         --------      --------
          4.41         2.63        3.29             3.13             4.61             2.83          3.48
        ------       ------      ------       ----------         --------         --------      --------
         (0.26)       (0.26)      (0.36)              --            (0.48)           (0.29)        (0.44)
         (1.33)          --          --               --            (1.33)              --            --
        ------       ------      ------       ----------         --------         --------      --------
         (1.59)       (0.26)      (0.36)              --            (1.81)           (0.29)        (0.44)
        ------       ------      ------       ----------         --------         --------      --------
            --(I)        --(I)       --(I)            --(I)            --(I)            --(I)         --(I)
        ------       ------      ------       ----------         --------         --------      --------
        $23,43       $20.61      $18.24       $    15.31         $  23.92         $  21.12      $  18.58
        ======       ======      ======       ==========         ========         ========      ========
        22.49%(G)    14.45%      21.88%           25.70%(G)        23.04%(G)        15.32%        22.84%
        ======       ======      ======       ==========         ========         ========      ========
        $4,332       $2,987      $  739       $        1         $545,668         $448,096      $460,114
         1.15%        1.21%       1.27%            1.50%(J)         0.48%            0.44%         0.49%
         1.23%        1.21%       6.26%        1,139.08%(J)         0.48%            0.44%         0.49%
         1.62%        1.70%       0.81%            1.33%(J)         2.26%            2.49%         1.97%
         1.55%        1.70%       (4.18)%      (1,136.25)%(J)       2.26%            2.49%         1.97%
           21%(G)       37%         36%              44%(H)           21%(G)           37%           36%

                  AMR CLASS
     ------------------------------------

          YEAR ENDED OCTOBER 31,
     ------------------------------------
     2003(F)         2002        2001(E)
     --------      --------      --------
     $  12.18      $  13.86      $  18.07
     --------      --------      --------
         0.29          0.24          0.28
         3.46         (1.62)        (2.98)
     --------      --------      --------
         3.75         (1.38)        (2.70)
     --------      --------      --------
        (0.39)        (0.30)        (0.27)
           --            --         (1.24)
     --------      --------      --------
        (0.39)        (0.30)        (1.51)
     --------      --------      --------
           --(I)         --            --
     --------      --------      --------
     $  15.54      $  12.18      $  13.86
     ========      ========      ========
       31.77%        (10.26)%      (16.35)%
     ========      ========      ========
     $322,801      $264,579      $301,762
        0.52%         0.49%         0.52%
        0.52%         0.49%         0.52%
        2.22%         1.81%         1.78%
        2.22%         1.81%         1.78%
          44%           43%           36%

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(Unaudited)
--------------------------------------------------------------------------------

RENEWAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

     At its February 17, 2006 meeting, the Board of Trustees ("Board") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds (the "Funds") and each Investment Advisory Agreement between the Manager and the subadvisors, on behalf of the Funds. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor. In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held separate meetings on December 8, 2005, February 8, 2006 and February 17, 2006 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     The Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Funds;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus comparable indices;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and whether (and if so, why) such subadvisor should have its contract renewed;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - a table detailing the Manager's profitability with respect to each Fund;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund;

     - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

     Provided below is an overview of the primary factors the Board considered at its February 2006 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. In addition, while the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

  Nature, Extent and Quality of Services

     With respect to the renewal of the Management Agreement, the Board considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new series so as to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

  Investment Performance

     The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. A discussion regarding the Board's considerations with respect to the International Equity Fund's performance appears below under "Additional Considerations and Conclusions with Respect to the International Equity Fund."

  Cost of Services and Profits Realized

     In analyzing the cost of services and profitability of the Manager in connection with its investment advisory services to a Fund, the Board considered the Manager's operations and low cost structure. The Board noted that the Manager proposed to continue most of the expense waivers and reimbursements that were in place for each applicable Fund's 2005 fiscal year. The Board also noted that each sub-advised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds.

     In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to a Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     A discussion regarding the Board's considerations with respect to the International Equity Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to the International Equity Fund."

  Economies of Scale

     In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board noted that, in many cases, the Manager has negotiated breakpoints in the subadvisory fee rate. The Board also noted, where applicable, for purposes of determining the investment advisory fee charged to the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a subadvisor on behalf of AMR Corporation and its pension plans shall be considered. Thus, the Funds are able to receive additional breakpoint benefits resulting from the subadvisor's management of a larger pool of assets. With respect to the management fee, the Board acknowledged the Manager's low cost structure and the increasing costs of personnel, technology and operations. Based on these considerations, the Board concluded that the Funds' fee structures are reasonably designed to pass on economies of scale to Fund shareholders.

  Benefits to be Derived from the Relationship with the Funds

     The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board noted that the Manager and the subadvisors may not direct the Funds' brokerage transactions to certain brokers to obtain research and other services and that the Funds participate in a brokerage recapture program. After consideration of this information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE INTERNATIONAL EQUITY FUND

     The benchmark index referred to below is the International Equity Fund's broad-based market index included in the Historical Performance section of the Prospectuses. The Lipper International Multi-Cap Value Fund Index includes up to the 30 largest funds in the Lipper International Multi-Cap Value category, where the Fund is classified by Lipper.

     In considering the renewal of the Management Agreement and each Investment Advisory Agreement (collectively, the "Agreements") with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 2nd quintile for the ten-year period, 3rd quintile for the two-, three-, four- and five-year periods and the 4th quintile for the one-year period compared to the returns of a peer group of mutual funds identified by Lipper as having an investment objective

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

similar to the Fund; (2) the Fund's total return performance exceeded the Lipper International Multi-Cap Value Fund Index for the ten-year period but underperformed for the other periods tracked by Lipper; (3) the portion of Fund assets allocated to Causeway Capital Management, LLC ("Causeway") outperformed the Fund's benchmark index for the three-, five- and ten-year periods but underperformed for the one-year period; (4) Causeway's explanation that the underperformance for the one-year period was due primarily to underweight positions in certain momentum cyclical sectors; (5) the portion of Fund assets allocated to Lazard Asset Management LLC ("Lazard") underperformed the Fund's benchmark index for all relevant periods; (6) the Manager's explanation that Lazard underperformed due to its emphasis on large cap, higher quality securities; (7) the Manager's recommendation to continue to retain Lazard due to its improved relative performance among the Fund's subadvisors; (8) the portion of Fund assets allocated to Templeton Investment Counsel, LLC ("Templeton") outperformed the Fund's benchmark index for the three-, five- and ten-year periods but underperformed for the one-year period; and (9) the portion of Fund assets allocated to The Boston Company Asset Management, LLC ("TBCAM") outperformed the Fund's benchmark index for all relevant periods.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses and actual management fees (including administrative fees) were in the 1st quintile compared to the expenses and fees of a peer group of similar funds classified by Lipper, where the 1st quintile represents the lowest fees or expenses among the group; (2) Causeway and Templeton represented that they do not charge a lower fee rate for comparable client services, while TBCAM represented that it does not provide similar services to any comparable accounts; and (3) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including the oversight of the Fund's subadvisors; (3) determined that the Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             American-Beacon.Funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon International Equity Fund is a service mark of American Beacon Advisors, Inc.
                                                                       SAR 04/06
                                                                          537386

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


APRIL 30, 2006

LARGE CAP VALUE FUND

About American Beacon
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.

                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                Market and Performance
                                                   Overview...................               2
                                                Schedule of Investments.......               6

                                                Additional Information...............Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                             April 30, 2006

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      Iam pleased to present you
                                                      with the Semi-Annual
                                                      Report for the American
                                                      Beacon Large Cap Value
                                                      Fund for the six months
                                                      ended April 30, 2006.
                                                      During this time, the Dow
                                                      Jones Industrial Average
                                                      posted gains of 10.22%,
                                                      the S&P 500 Index
                                                      increased by 9.64%, while
                                                      the Russell 2000 Index
                                                      returned 18.91%.




                                                           The Institutional
                                                      Class of the Large Cap
                                                      Value Fund produced
                                                      returns of 12.1% for the
period and continued to surpass its respective Lipper benchmark for all periods ended April 30, 2006.

     I hope that the enclosed market overviews, portfolio listings, and detailed financial data are helpful to you. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Large Cap Value Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

DOMESTIC EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

Stocks continued their healthy climb despite high energy prices. Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors' confidence remained firm.
     Small-cap stocks in the U.S. continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. Value outperformed growth for the period, also continuing a multi-year trend. International stocks continued to produce outstanding gains most notably in Japan and emerging markets.
     All eyes remained on the Federal Reserve Board ("the Fed") as its measured pace of raising short-term rates continued. On March 28, the Fed raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed's 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.)
     Because the Fed's actions affect the economy with a lag, investors are watching economic measures more closely -- either for evidence that higher rates are slowing the economy, or for evidence that the economy can continue to grow with modest inflation while absorbing higher rates (the so-called "goldilocks" scenario). Heightened focus on the Fed and the economy has led to increased volatility of equity returns, as daily market swings of 1% or more have become more common.
     While the ultimate effect of the Fed tightening cycle remains to be seen, its effect on stock market returns will be reflected in the earnings growth and valuation of the overall market. At the most basic level, market returns are comprised of three components: earnings growth, the valuation of those earnings (i.e. price-to-earnings ("P/E") expansion or contraction) and dividend yield. The current environment for each component of return warrants some discussion.

EARNINGS: Earnings growth for the six months ended April 30 (and the past several years) has been robust and well above the long-term average. While there has been some deceleration over the six months, double-digit growth has continued longer than most expected. Looking forward, earnings growth from the financial sector may slow as higher short-term borrowing costs crimp earnings. Additionally, the energy sector has been the largest contributor to earnings growth and could see an earnings slowdown if energy prices pause or decline.

VALUATION: While P/E ratios (the price of a stock divided by its anticipated earnings per share) have compressed significantly this decade, the P/E of the S&P 500, based on reported earnings, remains at 17 times earnings. This compares with a long-term average (since 1926) of 15 times earnings. Higher interest rates typically reduce the multiple that investors are willing to pay for stocks. Most importantly, however, the contribution of P/E expansion to market returns over long periods is small and is dwarfed in importance by earnings growth and dividend yield.

DIVIDENDS: Returning capital to shareholders via dividends continues to grow in popularity. Favorable tax treatment, demographic trends, and investor pressure have all been supportive of higher dividend payouts. However, because earnings growth has been more robust, the percentage of earnings paid out in dividends is near an all-time low. This should be supportive of higher dividend payouts over time. Dividends will continue to be a critical component of overall return.
     Overall, the outlook for stock returns appears mixed. On the bullish side, the economy remains resilient, corporate earnings are strong and profit margins remain high. Investor concerns include a slowing economy, perhaps induced by higher interest rates hurting the housing sector and consumer spending. Additionally, we have enjoyed the longest bull market since 1982 and the second longest period ever without a 10% correction, recent market weakness and volatility notwithstanding.
     Regardless of future trends in the economy or markets, stock selection will remain the key driver of performance going forward. This is especially true in the current environment where, thanks to multi-year performance advantages of small-cap over large-cap and value over growth, the lines between various styles are less defined. So, stock selection may be more important than style or market cap going forward.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 12.10% for the six months ended April 30, 2006, lagging the Linked S&P 500/Citigroup Value Index ("Index") return of 13.57% but ahead of the Lipper Multi-Cap Value Funds Index return of 11.88%.

                                   ANNUALIZED TOTAL RETURNS
                            ---------------------------------------
                                     PERIODS ENDED 4/30/06
                            ---------------------------------------
                            6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                            ---------   ------   -------   --------
Institutional Class(1)....   12.10%     20.23%    9.64%     10.32%
PlanAhead Class(1)........   11.98%     19.95%   22.93%     10.01%
Service Class(1,2)........   11.86%     19.65%    9.28%      9.98%
AMR Class(1)..............   12.25%     20.55%    9.92%     10.60%
Lipper Multi-Cap Value
 Funds Index..............   11.88%     18.03%    6.97%      9.89%
S&P 500 Index(3)..........    9.64%     15.42%    2.70%      8.94%
Linked S&P 500/Citigroup
 Value Index(3)...........   13.57%     20.87%    4.28%      9.55%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be higher or lower than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the one-year, five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/96 up to 6/1/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/96.

3. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The Linked S&P 500/ Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Index") up to October 31, 2005 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average of book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio, and dividend yield, representing 50% of the total market value of the S&P 500.

     The Fund underperformed the Index both through stock selection and sector allocation. From a stock selection standpoint, the Fund had good stock selection in the Health Care, Consumer Staples and Industrials sectors. Companies with the greatest positive impact in the Health Care sector were Bristol-Myers Squibb (up 22.8%) and Pfizer (up 18.6%). In the Consumer Staples sector, Archer-Daniels-Midland (up 50.1%) was by far the largest contributor. CSX (up 50.3%) and Boeing (up 30.1%) in the Industrials sector also added meaningful value versus the Index. This excess performance versus the Index, however, was offset by poor stock selection in the Financials, Energy, Information Technology, and Telecommunications Services sectors. In the Financials sector, the largest detractors were St. Paul Travelers (down 1.2%), SLM (down 4.0%), and American International Group (up 1.1%), while ConocoPhillips (up 2.9%) detracted from the Fund's Energy sector returns. Strong results from Information Technology holdings Apple Computer (up 22.2%) and Oracle Systems (up 16.1%) were insufficient to offset poor returns in Computer Associates International (down 9.1%), Autodesk (down 6.8%), and International Business Machines (up 1.1%). Finally, the Fund's position in Vodafone Group (down 8.2%) hurt performance most in the Telecommunications Services sector.

     Sector weightings also detracted value during the period, as overweights in the Health Care sector, the second worst performing sector of the Index, and in Consumer Staples, another one of the poorer performing sectors of the Index, hurt the Fund's relative performance.

     The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above average earnings growth potential. This approach should allow the Fund to benefit over the longer-term.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
ConocoPhillips                                       2.8%
JP Morgan Chase & Co.                                2.2%
Bank of America Corp.                                2.1%
Tyco International Ltd.                              1.7%
Citigroup, Inc.                                      1.7%
Altria Group, Inc.                                   1.6%
Washington Mutual, Inc.                              1.4%
The Boeing Co.                                       1.4%
International Business Machines Corp.                1.3%
Nokia Corp.                                          1.2%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           26.3%
Industrials                                          13.6%
Consumer Staples                                     10.6%
Information Technology                               10.6%
Consumer Discretionary                                9.4%
Health Care                                           8.0%
Energy                                                7.9%
Materials                                             5.1%
Utilities                                             4.9%
Telecommunication Services                            3.6%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2005 through April 30, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

you were subject to any transaction costs during the period, your costs would have been higher.

                          BEGINNING    ENDING
                           ACCOUNT     ACCOUNT     EXPENSES PAID
                            VALUE       VALUE      DURING PERIOD*
                           11/1/05     4/30/06    11/01/05-4/30/06
                          ---------    -------    ----------------
INSTITUTIONAL CLASS
Actual                    $1,000.00   $1,121.01        $3.18
Hypothetical              $1,000.00   $1,021.80        $3.03
  (5% return before expenses)
PLANAHEAD CLASS
Actual                    $1,000.00   $1,119.78        $4.48
Hypothetical              $1,000.00   $1,020.57        $4.27
  (5% return before expenses)
SERVICE CLASS
Actual                    $1,000.00   $1,118.59        $5.75
Hypothetical              $1,000.00   $1,019.37        $5.48
  (5% return before expenses)
AMR CLASS
Actual                    $1,000.00   $1,122.54        $1.79
Hypothetical              $1,000.00   $1,023.11        $1.71
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.60%, 0.85%, 1.09%, 0.34%, for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year
    (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
COMMON STOCKS - 91.73%

CONSUMER DISCRETIONARY - 8.58%

AUTO COMPONENTS - 0.22%
Magna International, Inc.+....       79,900   $    6,268
                                              ----------
HOTELS, RESTAURANTS & LEISURE - 0.95%
Carnival Corp. ...............      133,900        6,269
Harrahs Entertainment,
  Inc. .......................      141,100       11,519
McDonald's Corp. .............       84,400        2,918
Yum Brands, Inc. .............      123,300        6,372
                                              ----------
                                                  27,078
                                              ----------
HOUSEHOLD DURABLES - 2.48%
Centex Corp. .................      401,100       22,301
Fortune Brands, Inc. .........       94,900        7,621
Koninklijke (Royal) Philips
  Electronics NV..............      196,666        6,781
Matsushita Electric Industrial
  Company Ltd., ADR...........      720,000       17,431
Newell Rubbermaid, Inc.+......      161,600        4,431
Pulte Homes, Inc. ............      321,000       11,989
                                              ----------
                                                  70,554
                                              ----------
LEISURE EQUIPMENT & PRODUCTS - 0.51%
Eastman Kodak Co.+............      285,400        7,694
Mattel, Inc. .................      413,400        6,689
                                              ----------
                                                  14,383
                                              ----------
MEDIA - 2.35%
CBS Corp. ....................      116,500        2,967
Clear Channel Communications,
  Inc. .......................      496,000       14,151
The Interpublic Group of
  Companies, Inc.(+)+.........      583,300        5,588
The Walt Disney Company
  Ltd. .......................      969,500       27,107
Warner Music Group Corp.+.....      642,000       16,988
                                              ----------
                                                  66,801
                                              ----------
MULTILINE RETAIL - 1.55%
Federated Department Stores,
  Inc. .......................      203,656       15,855
J.C. Penney Company, Inc. ....      316,000       20,685
Target Corp. .................      140,100        7,439
                                              ----------
                                                  43,979
                                              ----------
SPECIALTY RETAIL - 0.28%
The Home Depot, Inc. .........      202,400        8,082
                                              ----------
TEXTILES & APPAREL - 0.24%
Liz Claiborne, Inc. ..........      177,300        6,924
                                              ----------
    TOTAL CONSUMER
      DISCRETIONARY...........                   244,069
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 9.76%

BEVERAGES - 1.32%
Anheuser-Busch Companies,
  Inc. .......................      138,900   $    6,192
Diageo plc, ADR...............      471,500       31,237
                                              ----------
                                                  37,429
                                              ----------
FOOD & DRUG RETAILING - 0.46%
Albertson's, Inc. ............       24,400          618
Safeway, Inc. ................      495,300       12,447
                                              ----------
                                                  13,065
                                              ----------
FOOD PRODUCTS - 3.30%
Archer-Daniels-Midland Co. ...      642,000       23,330
ConAgra Foods, Inc. ..........      654,700       14,849
General Mills, Inc. ..........      139,500        6,883
Kellogg Co. ..................      370,000       17,135
Kraft Foods, Inc.+............      393,900       12,305
Sara Lee Co. .................      411,028        7,345
Unilever plc, ADR.............      282,500       12,071
                                              ----------
                                                  93,918
                                              ----------
HOUSEHOLD PRODUCTS - 0.61%
The Clorox Co. ...............      269,000       17,265
                                              ----------
PERSONAL PRODUCTS - 0.35%
L'Oreal SA, ADR(+)+...........      547,000       10,092
                                              ----------
TOBACCO - 3.72%
Altria Group, Inc. ...........      623,400       45,608
Gallaher Group plc, ADR.......       97,400        6,190
Imperial Tobacco Group plc,
  ADR+........................      420,500       26,357
UST, Inc.+....................      628,000       27,588
                                              ----------
                                                 105,743
                                              ----------
    TOTAL CONSUMER STAPLES....                   277,512
                                              ----------

ENERGY - 7.25%

DIVERSIFIED FINANCIALS - 0.22%
Petro-Canada..................      124,700        6,133
                                              ----------
ENERGY EQUIPMENT & SERVICES - 0.83%
Weatherford International
  Ltd.(+).....................      445,000       23,554
                                              ----------
OIL & GAS - 6.20%
BP plc, ADR...................      180,136       13,280
Chevron Corp. ................      397,062       24,229
ConocoPhillips................    1,208,796       80,868
Devon Energy Corp. ...........      328,400       19,740
Kerr-McGee Corp. .............       86,589        8,647
Occidental Petroleum Corp. ...      289,200       29,712
                                              ----------
                                                 176,476
                                              ----------
    TOTAL ENERGY..............                   206,163
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

FINANCIALS - 24.10%
BANKS - 6.61%
Bank of America Corp. ........    1,204,578   $   60,132
Comerica, Inc. ...............      109,000        6,199
First Horizon National
 Corp.(+)+....................       74,500        3,160
KeyCorp.......................      317,800       12,146
TCF Financial Corp.+..........      367,000        9,858
U.S. Bancorp..................      383,160       12,047
UnionBanCal Corp. ............       44,000        3,084
Wachovia Corp. ...............      226,900       13,580
Washington Mutual, Inc.+......      869,700       39,189
Wells Fargo & Co. ............      415,200       28,520
                                              ----------
                                                 187,915
                                              ----------
DIVERSIFIED FINANCIALS - 9.76%
The Bear Stearns Cos, Inc. ...       86,300       12,299
Capital One Financial
 Corp. .......................      194,000       16,808
The Charles Schwab Corp. .....    1,254,000       22,446
Citigroup, Inc. ..............      965,038       48,204
Federal Home Loan Mortgage
 Corp. .......................      314,600       19,209
Federal National Mortgage
 Association..................      158,100        8,000
The Goldman Sachs Group,
 Inc. ........................       70,300       11,268
JP Morgan Chase & Co. ........    1,358,198       61,635
Merrill Lynch & Company,
 Inc. ........................      158,500       12,087
Mitsubishi UFJ Financial
 Group, Inc., ADR+............    1,339,000       20,969
Morgan Stanley Dean Witter &
 Co. .........................      484,800       31,173
SLM Corp. ....................      255,200       13,495
                                              ----------
                                                 277,593
                                              ----------
INSURANCE - 7.48%
Ace Ltd. .....................      235,200       13,063
The Allstate Corp. ...........      368,328       20,807
American International Group,
 Inc. ........................      376,000       24,534
AON Corp. ....................       95,000        3,981
Assurant, Inc. ...............      130,100        6,267
The Chubb Corp. ..............      396,000       20,410
Conseco, Inc.(+)..............      239,600        6,050
Genworth Financial, Inc. .....      541,700       17,984
The Hartford Financial
 Services Group, Inc. ........       64,500        5,930
MetLife, Inc. ................      551,700       28,744
MGIC Investments Corp. .......      154,900       10,951
Prudential Financial, Inc. ...       98,100        7,665
The St. Paul Travelers
 Companies, Inc. .............      621,800       27,378
XL Capital Ltd. ..............      286,600       18,884
                                              ----------
                                                 212,648
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
REAL ESTATE - 0.25%
The St. Joe Co.+..............      128,600   $    7,222
                                              ----------
   TOTAL FINANCIALS...........                   685,378
                                              ----------

HEALTH CARE - 7.38%

HEALTH CARE EQUIPMENT & SUPPLIES - 1.68%
Baxter International, Inc. ...      786,700       29,658
C.R. Bard, Inc. ..............      245,000       18,243
                                              ----------
                                                  47,901
                                              ----------
HEALTH CARE PROVIDERS & SERVICES - 1.53%
Cigna Corp. ..................      103,900       11,117
HCA, Inc. ....................      282,400       12,395
Tenet Healthcare Corp.(+)+....      678,700        5,647
WellPoint, Inc.(+)............      202,400       14,370
                                              ----------
                                                  43,529
                                              ----------
PHARMACEUTICALS - 4.17%
AstraZeneca PLC, ADR..........      335,000       18,469
Bristol-Myers Squibb Co. .....    1,162,900       29,514
Merck & Company, Inc. ........      452,200       15,565
Pfizer, Inc. .................    1,255,800       31,809
Schering-Plough Corp. ........      662,600       12,802
Wyeth.........................      211,900       10,313
                                              ----------
                                                 118,472
                                              ----------
   TOTAL HEALTH CARE..........                   209,902
                                              ----------

INDUSTRIALS - 12.48%

AEROSPACE & DEFENSE - 3.77%
The Boeing Co. ...............      469,100       39,146
L-3 Communications Holdings,
 Inc. ........................      224,000       18,301
Lockheed Martin Corp. ........      221,600       16,819
Northrop Grumman Corp. .......       95,300        6,376
Raytheon Co. .................      366,100       16,207
United Technologies Corp. ....      166,000       10,427
                                              ----------
                                                 107,276
                                              ----------
AIR FREIGHT & COURIERS - 0.07%
FedEx Corp. ..................       18,400        2,118
                                              ----------
COMMERCIAL SERVICES & SUPPLIES - 0.93%
Cendant Corp.(+)..............      944,000       16,454
PHH Corp.(+)..................        8,300          232
Waste Management, Inc. .......      257,665        9,652
                                              ----------
                                                  26,338
                                              ----------
ELECTRICAL EQUIPMENT - 0.63%
American Power Conversion
 Corp.+.......................      579,400       12,886
Emerson Electrical Co. .......       60,000        5,097
                                              ----------
                                                  17,983
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
INDUSTRIAL CONGLOMERATES - 3.90%
3M Co. .......................      162,400   $   13,874
General Electric Co. .........      684,800       23,687
Honeywell International,
 Inc. ........................      281,700       11,972
Textron, Inc. ................      143,300       12,890
Tyco International Ltd. ......    1,838,400       48,442
                                              ----------
                                                 110,865
                                              ----------
MACHINERY - 2.63%
Caterpillar, Inc. ............      179,800       13,618
Deere & Co. ..................      189,000       16,590
Flowserve Corp.(+)+...........      144,100        8,289
Illinois Tool Works,
 Inc.(+)......................      221,100       22,707
ITT Industries, Inc. .........      240,300       13,512
                                              ----------
                                                  74,716
                                              ----------
TRANSPORTATION INFRASTRUCTURE - 0.55%
Burlington Northern Santa Fe
 Corp. .......................      198,100       15,755
                                              ----------
   TOTAL INDUSTRIALS..........                   355,051
                                              ----------

INFORMATION TECHNOLOGY - 9.73%
COMMUNICATIONS EQUIPMENT - 1.54%
Lucent Technologies,
 Inc.(+)+.....................    3,920,000       10,937
Nokia Corp., ADR..............    1,450,800       32,875
                                              ----------
                                                  43,812
                                              ----------
COMPUTERS & PERIPHERALS - 3.13%
Apple Computer, Inc.(+).......      386,000       27,171
Hewlett-Packard Co. ..........      728,500       23,654
International Business
 Machines Corp. ..............      462,400       38,074
                                              ----------
                                                  88,899
                                              ----------
ELECTRICAL EQUIPMENT - 0.59%
Molex, Inc.+..................      139,000        5,160
Molex, Inc., Class A Shares...      361,000       11,606
                                              ----------
                                                  16,766
                                              ----------
IT CONSULTING & SERVICES - 1.27%
Computer Sciences Corp.(+)....      106,300        6,224
Electronic Data Systems
 Corp. .......................    1,106,100       29,953
                                              ----------
                                                  36,177
                                              ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.90%
Intel Corp. ..................      302,200        6,038
Texas Instruments, Inc. ......      563,000       19,541
                                              ----------
                                                  25,579
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
SOFTWARE - 2.30%
Autodesk, Inc.(+).............      174,000   $    7,315
Computer Associates
 International, Inc. .........    1,096,460       27,806
Microsoft Corp. ..............      494,700       11,947
Oracle Corp.(+)...............    1,259,000       18,369
                                              ----------
                                                  65,437
                                              ----------
   TOTAL INFORMATION
     TECHNOLOGY...............                   276,670
                                              ----------

MATERIALS - 4.63%

CHEMICALS - 2.54%
Air Products & Chemicals,
 Inc. ........................      352,600       24,160
Dow Chemical Co. .............      105,900        4,301
E. I. du Pont de Nemours &
 Co.+.........................      163,600        7,215
Hercules, Inc.(+).............      119,400        1,697
Lyondell Chemical Co.+........      555,600       13,390
The Mosaic Co.(+)+............      877,900       13,168
PPG Industries, Inc. .........      118,000        7,920
Tronox, Inc.(+)+..............       16,572          287
                                              ----------
                                                  72,138
                                              ----------
METALS & MINING - 0.90%
Alcoa, Inc.+..................      763,068       25,776
                                              ----------
PAPER & FOREST PRODUCTS - 1.19%
International Paper Co. ......      134,500        4,889
Sappi Ltd., ADR+..............      357,100        5,014
Weyerhaeuser Co. .............      338,900       23,882
                                              ----------
                                                  33,785
                                              ----------
   TOTAL MATERIALS............                   131,699
                                              ----------

TELECOMMUNICATION SERVICES - 3.34%

DIVERSIFIED TELECOMMUNICATION - 2.83%
Alltel Corp. .................       50,000        3,219
AT&T, Inc. ...................    1,039,800       27,253
BellSouth Corp. ..............      569,900       19,251
Verizon Communications,
 Inc. ........................      928,646       30,673
                                              ----------
                                                  80,396
                                              ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.51%
Vodafone Group plc, ADR+......      612,000       14,504
                                              ----------
   TOTAL TELECOMMUNICATION
     SERVICES.................                    94,900
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

UTILITIES - 4.48%

ELECTRIC UTILITIES - 3.66%
American Electric Power
  Company, Inc. ..............      213,300   $    7,137
CenterPoint Energy, Inc.+.....      534,300        6,422
Dominion Resources, Inc. .....       83,600        6,259
DTE Energy Co. ...............      209,000        8,523
Duke Energy Corp.(+)..........      800,300       23,305
Entergy Corp. ................      323,300       22,612
Exelon Corp. .................      339,600       18,338
FPL Group, Inc. ..............      460,500       18,236
Public Service Enterprise
  Group, Inc. ................      263,200       16,503
                                              ----------
    TOTAL UTILITIES...........                   127,335
                                              ----------
    TOTAL COMMON STOCKS.......                 2,608,679
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 14.39%
American Beacon Enhanced Cash
  Trust++#....................  119,199,913   $  119,200
American Beacon Money Market
  Select Fund++#..............  273,271,527      273,272

                                    PAR
                                  AMOUNT
                                -----------
U.S. Treasury Bill,
4.455%, Due 6/8/2006P.........  $    16,820       16,740
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS.............                   409,212
                                              ----------
TOTAL INVESTMENTS - 106.12%
  (COST $2,657,399)...........                 3,017,891
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (6.12%)............                  (174,007)
                                              ----------
TOTAL NET ASSETS - 100%.......                $2,843,884
                                              ==========

---------------

    ADR - American Depository Receipt

(+) Non-income producing security.

+   All or a portion of this security is on loan at April 30, 2006. See Note 5.

++  The Fund/Trust is affiliated by having the same investment advisor. See Note
    2.

# All or a portion of this security is purchased with cash collateral for securities loaned.

P At April 30, 2006, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(dollars in thousands)

                                                                                                    UNREALIZED
                                                              NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                                                              CONTRACTS      DATE       VALUE     (DEPRECIATION)
                                                              ---------   ----------   --------   --------------
Emini S&P 500 Index.........................................    3,440      Jun 2006    $226,335       $1,062

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006 (Unaudited) (in thousands, except share and per share amounts)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $ 2,625,419
    Investments in affiliated securities, at value(B).......      392,472
    Receivable for investments sold.........................        7,449
    Dividends and interest receivable.......................        4,637
    Receivable for fund shares sold.........................       13,408
    Receivable for variation margin on open futures
     contracts..............................................          140
                                                              -----------
        TOTAL ASSETS........................................    3,043,525
                                                              -----------
LIABILITIES:
    Payable for investments purchased.......................       12,587
    Payable upon return of securities loaned................      183,405
    Payable for fund shares redeemed........................        1,021
    Management and investment advisory fees payable (Note
     2).....................................................        1,719
    Administrative service and service fees payable.........          678
    Other liabilities.......................................          231
                                                              -----------
        TOTAL LIABILITIES...................................      199,641
                                                              -----------
NET ASSETS..................................................  $ 2,843,884
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................    2,402,167
    Undistributed net investment income.....................       10,783
    Accumulated net realized gain (loss)....................       69,380
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      361,554
                                                              -----------
NET ASSETS..................................................  $ 2,843,884
                                                              ===========
Shares outstanding (no par value):
    Institutional Class.....................................   24,431,833
                                                              ===========
    PlanAhead Class.........................................   66,956,803
                                                              ===========
    Service Class...........................................    1,145,041
                                                              ===========
    AMR Class...............................................   37,446,687
                                                              ===========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     22.45
                                                              ===========
    PlanAhead Class.........................................  $     21.50
                                                              ===========
    Service Class...........................................  $     21.43
                                                              ===========
    AMR Class...............................................  $     22.20
                                                              ===========
---------------
(A) Cost of investments in unaffiliated securities..........  $ 2,264,927
(B) Cost of investments in affiliated securities............      392,472
(C) Market value of securities on loan......................      178,867

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend income from unaffiliated securities (net of
     foreign taxes)*........................................  $ 23,504
    Dividend income from affiliated securities..............     3,985
    Interest income.........................................       298
    Income derived from securities lending, net.............        53
                                                              --------
        TOTAL INVESTMENT INCOME.............................    27,840
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     3,188
    Administrative service fees (Note 2):
      Institutional Class...................................       440
      PlanAhead Class.......................................     1,265
      Service Class.........................................        21
    Transfer agent fees:
      Institutional Class...................................        20
      PlanAhead Class.......................................        39
      Service Class.........................................         1
      AMR Class.............................................        12
    Fund accounting fees....................................       237
    Professional fees.......................................        52
    Registration fees and expenses..........................       136
    Service fees:
      PlanAhead Class (Note 2)..............................     1,266
      Service Class (Note 2)................................        21
    Distribution fees -- Service Class (Note 2).............        21
    Prospectus and shareholder reports......................       128
    Other expenses..........................................        11
                                                              --------
        TOTAL EXPENSES......................................     6,858
                                                              --------
NET INVESTMENT INCOME.......................................    20,982
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from:
      Investments...........................................    67,596
      Commission recapture..................................       199
      Futures contracts.....................................    11,855
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................   148,243
      Futures contracts.....................................     2,232
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS......................   230,125
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $251,107
                                                              ========
    * Foreign taxes.........................................  $    135

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              SIX MONTHS
                                                                 ENDED      YEAR ENDED
                                                               APRIL 30,    OCTOBER 31,
                                                                 2006          2005
                                                              -----------   -----------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   20,982    $   20,301
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........      79,650        73,494
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts, and foreign currency
     translations...........................................     150,475        61,431
                                                              ----------    ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     251,107       155,226
                                                              ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................      (2,811)         (909)
      PlanAhead Class.......................................      (9,026)       (1,111)
      Service Class.........................................        (183)           --
      AMR Class.............................................     (12,220)      (11,555)
    Net realized gain on investments:
      Institutional Class...................................      (8,283)           --
      PlanAhead Class.......................................     (28,149)           --
      Service Class.........................................        (544)           --
      AMR Class.............................................     (32,018)           --
                                                              ----------    ----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................     (93,234)      (13,575)
                                                              ----------    ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................   1,342,064       936,214
    Reinvestment of dividends and distributions.............      88,860        13,156
    Cost of shares redeemed.................................    (332,204)     (299,876)
                                                              ----------    ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................   1,098,720       649,494
                                                              ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................   1,256,593       791,145
                                                              ----------    ----------
NET ASSETS:
    Beginning of period.....................................   1,587,291       796,146
                                                              ----------    ----------
    END OF PERIOD*..........................................  $2,843,884    $1,587,291
                                                              ==========    ==========
    * Includes undistributed net investment income (loss)
     of.....................................................  $   10,783    $   14,208
                                                              ==========    ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                             SERVICE AND DISTRIBUTION FEES:
------                                       -----------                             ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million          Administrative Service
                                                                                   Fee --                        .25%
PLANAHEAD CLASS      General public and investors investing through an             Administrative Service
                     intermediary                                                  Fee --                        .25%
                                                                                   Service Fee --                .25%
SERVICE CLASS        Investors investing through an intermediary                   Administrative Service
                                                                                   Fee --                        .25%
                                                                                   Service Fee --                .25%
                                                                                   Distribution Fee --           .25%
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of   N/A
                     AMR Corporation and its affiliates

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees (the "Board"). In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the six months ended April 30, 2006 were as follows (dollars in thousands):

                           AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
 FEE RATE        FEE          ADVISORS         MANAGER
-----------   ----------   ---------------   -----------
..225%-.70%      $3,188         $2,071          $1,117

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the six months ended April 30, 2006, securities lending fees totaling $16,000 were paid to the Manager by the Fund. This fee is netted against securities lending income in the Statement of Operations.

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

Manager receives an annualized fee of .25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of .25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives .25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Fund and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to .10% of the average daily net assets. During the six months ended April 30, 2006, fees earned by the Manager from the Affiliated Funds were as follows:

                    SECURITIES LENDING
DIRECT INVESTMENT   COLLATERAL INVESTED
    IN FUNDS             IN FUNDS          TOTAL
-----------------   -------------------   --------
     $91,832              $72,062         $163,894

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer plus a fee for each Board meeting attended.

     At April 30, 2006, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At April 30, 2006, the Fund had not utilized the credit facility.

  Reimbursement of Expenses

     The Manager reimbursed expenses of the Service Class totaling $17 for the Fund during the six months ended April 30, 2006.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The tax character of distributions during the six months ended April 30, 2006 and the fiscal year ended October 31, 2005 were as follows (in thousands):

                                                                SIX MONTHS             YEAR
                                                                  ENDED               ENDED
                                                              APRIL 30, 2006     OCTOBER 31, 2005
                                                              --------------     ----------------
                                                               (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....................................     $ 3,518             $   909
    PlanAhead Class.........................................      11,426               1,111
    Service Class...........................................         230                  --
    AMR Class...............................................      14,950              11,555
LONG-TERM CAPITAL GAIN
    Institutional Class.....................................       7,576                  --
    PlanAhead Class.........................................      25,749                  --
    Service Class...........................................         497                  --
    AMR Class...............................................      29,288                  --
                                                                 -------             -------
        TOTAL DISTRIBUTIONS PAID............................     $93,234             $13,575
                                                                 -------             -------

     As of April 30, 2006, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...  $2,668,611
Unrealized appreciation.....................................     373,305
Unrealized depreciation.....................................     (24,025)
                                                              ----------
Net unrealized appreciation/(depreciation)..................     349,280
Undistributed ordinary income...............................      28,884
Undistributed long-term gain/(loss).........................      63,464
                                                              ----------
Distributable earnings......................................  $  441,628
                                                              ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of April 30, 2006 (in thousands):

Paid-in-capital.............................................  $   7
Undistributed net investment income.........................   (167)
Accumulated net realized gain (loss)........................    160
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................     --

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2006 (excluding short-term investments) are as follows (in thousands):

Purchases...................................................  $1,280,245
Proceeds from sales.........................................  $  279,555

     A summary of the Fund's direct transactions in Affiliated Funds for the six months ended April 30, 2006 is set forth below (in thousands):

                                            OCTOBER 31, 2005                                 APRIL 30, 2006
AFFILIATE                                  SHARES/MARKET VALUE   PURCHASES      SALES      SHARES/MARKET VALUE
---------                                  -------------------   ----------   ----------   -------------------
Select Fund..............................       $163,848         $1,906,590   $1,861,372        $209,066

5.   SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the Agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and the Agent and are recorded as securities lending income for the Fund. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At April 30, 2006, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

 MARKET VALUE OF
SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
------------------   -------------------   ---------------
     $178,867               $ --              $183,405

     Cash collateral is invested in the Cash Trust and the Select Fund. These amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     Non-cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Six Months Ended April 30, 2006

                             INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                             --------------------    -------------------    -----------------    --------------------
                             SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT     SHARES      AMOUNT
                             -------    ---------    ------    ---------    ------    -------    -------    ---------
Shares sold..............    16,729     $358,320     45,338    $ 934,752       666    $13,719      1,656    $  35,273
Reinvestment of
  dividends..............       439        9,253      1,715       34,642        36        727      2,125       44,238
Shares redeemed..........    (2,315)     (49,783)    (6,206)    (128,680)     (133)    (2,739)    (7,148)    (151,002)
                             ------     --------     ------    ---------    ------    -------    -------    ---------
Net increase (decrease)
  in shares
  outstanding............    14,853     $317,790     40,847    $ 840,714       569    $11,707     (3,367)   $ (71,491)
                             ======     ========     ======    =========    ======    =======    =======    =========

Year Ended October 31, 2005

                            INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                            --------------------    -------------------    -----------------    --------------------
                            SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT     SHARES      AMOUNT
                            -------    ---------    ------    ---------    ------    -------    -------    ---------
Shares sold.............     8,194     $167,141     25,447    $ 500,989       589    $11,617     12,849    $ 256,467
Reinvestment of
  dividends.............        25          496         58        1,105        --         --        592       11,555
Shares redeemed.........    (1,299)     (26,180)    (2,332)     (45,952)      (13)      (261)   (11,251)    (227,483)
                            ------     --------     ------    ---------    ------    -------    -------    ---------
Net increase in shares
  outstanding...........     6,920     $141,457     23,173    $ 456,142       576    $11,356      2,190    $  40,539
                            ======     ========     ======    =========    ======    =======    =======    =========

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          INSTITUTIONAL CLASS
                                                    ----------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                    YEAR ENDED OCTOBER 31,
                                                     APRIL 30,    --------------------------------------------------
                                                       2006         2005      2004      2003      2002     2001(B D)
                                                    -----------   --------   -------   -------   -------   ---------
                                                    (UNAUDITED)
Net asset value, beginning of period..............   $  21.00     $  18.23   $ 15.62   $ 12.55   $ 14.51    $ 15.83
                                                     --------     --------   -------   -------   -------    -------
Income from investment operations:
   Net investment income (loss)(A C)..............       0.17         0.28      0.26      0.25(F)    0.27      0.28
   Net gains (losses) on securities (both realized
    and unrealized)(C)............................       2.30         2.74      2.62      3.11(F)   (1.76)    (0.61)
                                                     --------     --------   -------   -------   -------    -------
Total income (loss) from investment operations....       2.47         3.02      2.88      3.36     (1.49)     (0.33)
                                                     --------     --------   -------   -------   -------    -------
Less distributions:
   Dividends from net investment income...........      (0.26)       (0.25)    (0.27)    (0.29)    (0.30)     (0.50)
   Distributions from net realized gains on
    securities....................................      (0.76)          --        --        --     (0.17)     (0.49)
                                                     --------     --------   -------   -------   -------    -------
Total distributions...............................      (1.02)       (0.25)    (0.27)    (0.29)    (0.47)     (0.99)
                                                     --------     --------   -------   -------   -------    -------
Net asset value, end of period....................   $  22.45     $  21.00   $ 18.23   $ 15.62   $ 12.55    $ 14.51
                                                     ========     ========   =======   =======   =======    =======
Total return......................................     12.10%(G)    16.64%    18.59%    27.30%    (10.83)%    (2.21)%
                                                     ========     ========   =======   =======   =======    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).......   $548,403     $201,111   $48,451   $23,512   $21,589    $10,081
   Ratios to average net assets (annualized):
    Expenses, net of waivers(C)...................      0.60%        0.60%     0.66%     0.66%     0.61%      0.64%
    Expenses, before waivers(C)...................      0.60%        0.60%     0.66%     0.66%     0.61%      0.64%
    Net investment income, net of waivers(C)......      1.87%        1.58%     1.49%     1.88%     1.82%      1.76%
    Net investment income, before waivers(C)......      1.87%        1.58%     1.49%     1.88%     1.82%      1.76%
   Portfolio turnover rate(E).....................        14%(G)       25%       29%       27%       34%        60%

                                                                 PLANAHEAD CLASS
                                                    ------------------------------------------
                                                    SIX MONTHS
                                                       ENDED         YEAR ENDED OCTOBER 31,
                                                     APRIL 30,    ----------------------------
                                                       2006         2005      2004      2003
                                                    -----------   --------   -------   -------
                                                    (UNAUDITED)
Net asset value, beginning of period..............  $    20.16    $  17.54   $ 15.05   $ 12.09
                                                    ----------    --------   -------   -------
Income from investment operations:
   Net investment income (loss)(A C)..............        0.16        0.27      0.23      0.22(F)
   Net gains (losses) on securities (both realized
    and unrealized)(C)............................        2.19        2.58      2.49      2.99(F)
                                                    ----------    --------   -------   -------
Total income (loss) from investment operations....        2.35        2.85      2.72      3.21
                                                    ----------    --------   -------   -------
Less distributions:
   Dividends from net investment income...........       (0.25)      (0.23)    (0.23)    (0.25)
   Distributions from net realized gains on
    securities....................................       (0.76)         --        --        --
                                                    ----------    --------   -------   -------
Total distributions...............................       (1.01)      (0.23)    (0.23)    (0.25)
                                                    ----------    --------   -------   -------
Net asset value, end of period....................  $    21.50    $  20.16   $ 17.54   $ 15.05
                                                    ==========    ========   =======   =======
Total return......................................      11.98%(G)   16.33%    18.26%    26.99%
                                                    ==========    ========   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).......  $1,439,537    $526,357   $51,489   $21,331
   Ratios to average net assets (annualized):
    Expenses, net of waivers(C)...................       0.85%       0.86%     0.94%     0.95%
    Expenses, before waivers(C)...................       0.85%       0.86%     0.94%     0.95%
    Net investment income, net of waivers(C)......       1.63%       1.30%     1.21%     1.57%
    Net investment income, before waivers(C)......       1.63%       1.30%     1.21%     1.57%
   Portfolio turnover rate(E).....................         14%(G)      25%       29%       27%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share for the Institutional, PlanAhead and AMR Classes.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment advisor to the Large Cap Value Fund on December 1, 2000.

(E) The Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(F) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.20 and 3.16, respectively for Institutional Class and 0.10 and 3.11, respectively for PlanAhead Class.

(G)  Not annualized.

(H)  Annualized.

(I) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    SERVICE CLASS          AMR CLASS
         PLANAHEAD CLASS       ------------------------   -----------
     -----------------------   SIX MONTHS                 SIX MONTHS
     YEAR ENDED OCTOBER 31,      ENDED       MAY 31 TO       ENDED
     -----------------------   APRIL 30,    OCTOBER 31,    APRIL 30,
       2002      2001(B D)        2006         2005          2006
     --------   ------------   ----------   -----------   -----------
                (UNAUDITED)                               (UNAUDITED)
     $ 14.00      $ 15.40       $ 20.13       $ 19.33      $  20.78
     -------      -------       -------       -------      --------
        0.25         0.26          0.20          0.01          0.19
       (1.74)       (0.62)         2.12          0.79          2.28
     -------      -------       -------       -------      --------
       (1.49)       (0.36)         2.32          0.80          2.47
     -------      -------       -------       -------      --------
       (0.25)       (0.55)        (0.26)           --         (0.29)
       (0.17)       (0.49)        (0.76)           --         (0.76)
     -------      -------       -------       -------      --------
       (0.42)       (1.04)        (1.02)           --         (1.05)
     -------      -------       -------       -------      --------
     $ 12.09      $ 14.00       $ 21.43       $ 20.13      $  22.20
     =======      =======       =======       =======      ========
      (11.13)%      (2.47)%      11.86%(G)      4.14%(G)     12.25%(G)
     =======      =======       =======       =======      ========
     $15,941      $12,280       $24,537       $11,604      $831,407
       0.93%        0.89%         1.09%      1.14%(H)         0.34%
       0.93%        0.89%         1.10%      1.77%(H)         0.34%
       1.53%        1.54%         1.42%      1.72%(H)         2.23%
       1.53%        1.54%         1.42%      1.09%(H)         2.23%
         34%          60%           14%(G)     25%(I)           14%(G)

                           AMR CLASS
     -----------------------------------------------------

                    YEAR ENDED OCTOBER 31,
     -----------------------------------------------------
       2005       2004       2003       2002     2001(B D)
     --------   --------   --------   --------   ---------

     $  18.02   $  15.44   $  12.40   $  14.34   $  15.75
     --------   --------   --------   --------   --------
         0.31       0.30       0.29       0.31       0.34
         2.73       2.58       3.06      (1.75)     (0.63)
     --------   --------   --------   --------   --------
         3.04       2.88       3.35      (1.44)     (0.29)
     --------   --------   --------   --------   --------
        (0.28)     (0.30)     (0.31)     (0.33)     (0.63)
           --         --         --      (0.17)     (0.49)
     --------   --------   --------   --------   --------
        (0.28)     (0.30)     (0.31)     (0.50)     (1.12)
     --------   --------   --------   --------   --------
     $  20.78   $  18.02   $  15.44   $  12.40   $  14.34
     ========   ========   ========   ========   ========
       16.95%     18.89%     27.64%     (10.62)%    (1.98)%
     ========   ========   ========   ========   ========
     $848,219   $696,206   $598,869   $511,287   $654,239
        0.35%      0.39%      0.36%      0.36%      0.36%
        0.35%      0.39%      0.36%      0.36%      0.36%
        1.87%      1.79%      2.13%      2.06%      2.09%
        1.87%      1.79%      2.13%      2.06%      2.09%
          25%        29%        27%        34%        60%

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(Unaudited)
--------------------------------------------------------------------------------

RENEWAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

     At its February 17, 2006 meeting, the Board of Trustees ("Board") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds (the "Funds") and each Investment Advisory Agreement between the Manager and the subadvisors, on behalf of the Funds. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor. In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held separate meetings on December 8, 2005, February 8, 2006 and February 17, 2006 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     The Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Funds;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus comparable indices;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and whether (and if so, why) such subadvisor should have its contract renewed;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - a table detailing the Manager's profitability with respect to each Fund;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

     Provided below is an overview of the primary factors the Board considered at its February 2006 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. In addition, while the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

  Nature, Extent and Quality of Services

     With respect to the renewal of the Management Agreement, the Board considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new series so as to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

  Investment Performance

     The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. A discussion regarding the Board's considerations with respect to the Large Cap Value Fund's performance appears below under "Additional Considerations and Conclusions with Respect to the Large Cap Value Fund."

  Cost of Services and Profits Realized

     In analyzing the cost of services and profitability of the Manager in connection with its investment advisory services to a Fund, the Board considered the Manager's operations and low cost structure. The Board noted that the Manager proposed to continue most of the expense waivers and reimbursements that were in place for each applicable Fund's 2005 fiscal year. The Board also noted that each sub-advised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds.

     In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to a Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     A discussion regarding the Board's considerations with respect to the Large Cap Value Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to the Large Cap Value Fund."

  Economies of Scale

     In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board noted that, in many cases, the Manager has negotiated breakpoints in the subadvisory fee rate. The Board also noted, where applicable, for purposes of determining the investment advisory fee charged to

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a subadvisor on behalf of AMR Corporation and its pension plans shall be considered. Thus, the Funds are able to receive additional breakpoint benefits resulting from the subadvisor's management of a larger pool of assets. With respect to the management fee, the Board acknowledged the Manager's low cost structure and the increasing costs of personnel, technology and operations. Based on these considerations, the Board concluded that the Funds' fee structures are reasonably designed to pass on economies of scale to Fund shareholders.

  Benefits to be Derived from the Relationship with the Funds

     The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board noted that the Manager and the subadvisors may not direct the Funds' brokerage transactions to certain brokers to obtain research and other services and that the Funds participate in a brokerage recapture program. After consideration of this information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE LARGE CAP VALUE
FUND

     In considering the renewal of the Management Agreement and each Investment Advisory Agreement (collectively, the "Agreements") with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 1st quintile for the one-, two-, three-, four- and five-year periods and the 2nd quintile for the ten-year period compared to the returns of a peer group of mutual funds identified by Lipper as having an investment objective similar to the Fund; (2) the Fund's total return performance exceeded the Lipper Multi-Cap Value Fund Index for all relevant periods tracked by Lipper; and (3) the portion of Fund assets allocated to Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Asset Management, LLC ("Brandywine"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis"),and Metropolitan West Capital Management, LLC ("MetWest Capital") outperformed the Fund's benchmark index for all relevant periods.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses and actual management fees (including administrative fees) were in the 1st quintile compared to the expenses and fees of a peer group of similar funds classified by Lipper, where the 1st quintile represents the lowest fees or expenses among the group; (2) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Service Class; (3) Brandywine and MetWest Capital represented that they do not charge a lower fee rate for comparable client services, while Hotchkis represented that it does not provide similar services to any comparable accounts; and (4) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including the oversight of the Fund's subadvisors; (3) determined that the Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts, if you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             american-beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures the Fund uses
semi-annual and annual report, the Fund files a complete           to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in the Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Fund's Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. The Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Fund's Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. The Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of the Fund's portfolio holdings is also available
on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     ERNST & YOUNG LLP      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Chicago, Illinois      Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Large Cap Value Fund is a service mark of American Beacon Advisors, Inc.
                                                                       SAR 04/06
                                                                          537387

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


APRIL 30, 2006

SMALL CAP VALUE FUND

About American Beacon
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.

                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                Market and Performance
                                                   Overview...................               2
                                                Schedule of Investments.......               6

                                                Additional Information...............Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds                                             April 30, 2006

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      Iam pleased to present you
                                                      with the Semi-Annual
                                                      Report for the American
                                                      Beacon Small Cap Value
                                                      Fund for the six months
                                                      ended April 30, 2006.
                                                      During this time, the Dow
                                                      Jones Industrial Average
                                                      posted gains of 10.22%,
                                                      the S&P 500 Index
                                                      increased by 9.64%, while
                                                      the Russell 2000 Index
                                                      returned 18.91%.




                                                           The Institutional
                                                      Class of the Small Cap
                                                      Value Fund produced
                                                      returns of 15.85% during
                                                      the six months and 26.30%,
28.24%, 18.63% for the one-year, three-year, and five-year time periods, respectively.

     I hope that the enclosed market overviews, portfolio listings, and detailed financial data are helpful to you. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Small Cap Value Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

DOMESTIC EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

Stocks continued their healthy climb despite high energy prices. Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors' confidence remained firm.
     Small-cap stocks in the U.S. continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. Value outperformed growth for the period, also continuing a multi-year trend. International stocks continued to produce outstanding gains most notably in Japan and emerging markets.
     All eyes remained on the Federal Reserve Board ("the Fed") as its measured pace of raising short-term rates continued. On March 28, the Fed raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed's 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.)
     Because the Fed's actions affect the economy with a lag, investors are watching economic measures more closely -- either for evidence that higher rates are slowing the economy, or for evidence that the economy can continue to grow with modest inflation while absorbing higher rates (the so-called "goldilocks" scenario). Heightened focus on the Fed and the economy has led to increased volatility of equity returns, as daily market swings of 1% or more have become more common.
     While the ultimate effect of the Fed tightening cycle remains to be seen, its effect on stock market returns will be reflected in the earnings growth and valuation of the overall market. At the most basic level, market returns are comprised of three components: earnings growth, the valuation of those earnings (i.e. price-to-earnings ("P/E") expansion or contraction) and dividend yield. The current environment for each component of return warrants some discussion.

     EARNINGS: Earnings growth for the six months ended April 30 (and the past several years) has been robust and well above the long-term average. While there has been some deceleration over the six months, double-digit growth has continued longer than most expected. Looking forward, earnings growth from the financial sector may slow as higher short-term borrowing costs crimp earnings. Additionally, the energy sector has been the largest contributor to earnings growth and could see an earnings slowdown if energy prices pause or decline.

     VALUATION: While P/E ratios (the price of a stock divided by its anticipated earnings per share) have compressed significantly this decade, the P/E of the S&P 500, based on reported earnings, remains at 17 times earnings. This compares with a long-term average (since 1926) of 15 times earnings. Higher interest rates typically reduce the multiple that investors are willing to pay for stocks. Most importantly, however, the contribution of P/E expansion to market returns over long periods is small and is dwarfed in importance by earnings growth and dividend yield.

     DIVIDENDS: Returning capital to shareholders via dividends continues to grow in popularity. Favorable tax treatment, demographic trends, and investor pressure have all been supportive of higher dividend payouts. However, because earnings growth has been more robust, the percentage of earnings paid out in dividends is near an all-time low. This should be supportive of higher dividend payouts over time. Dividends will continue to be a critical component of overall return.
     Overall, the outlook for stock returns appears mixed. On the bullish side, the economy remains resilient, corporate earnings are strong, and profit margins remain high. Investor concerns include a slowing economy, perhaps induced by higher interest rates hurting the housing sector and consumer spending. Additionally, we have enjoyed the longest bull market since 1982 and the second longest period ever without a 10% correction, recent market weakness and volatility notwithstanding.
     Regardless of future trends in the economy or markets, stock selection will remain the key driver of performance going forward. This is especially true in the current environment where, thanks to multi-year performance advantages of small-cap over large-cap and value over growth, the lines between various styles are less defined. So, stock selection may be more important than style or market cap going forward.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Fund returned 15.85% for the six months ended April 30, 2006, lagging the Russell 2000 Value Index ("Index") return of 17.52% and the Lipper Small-Cap Value Funds Index return of 17.44% for the same period.

                                  ANNUALIZED TOTAL RETURNS
                            -------------------------------------
                                    PERIODS ENDED 4/30/06
                            -------------------------------------
                                                           SINCE
                            6 MONTHS*   1 YEAR   5 YEARS   INCEP.
                            ---------   ------   -------   ------
Institutional Class(1)....   15.85%     26.30%   18.63%    15.95%
PlanAhead Class(1,2)......   15.72%     25.96%   18.26%    15.66%
AMR Class(1,2)............   16.02%     26.65%   18.94%    16.27%
Service Class(1,3)........   15.55%     25.63%   18.06%    15.53%
Lipper Small-Cap Value
 Funds Index..............   17.44%     30.09%   15.77%    14.12%
Russell 2000 Value
 Index....................   17.52%     30.85%   15.25%    13.91%

*   Not Annualized

Russell 2000 (R) Value Index is a service mark of the Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

3. Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98.

     The Fund lagged the Index due to stock selection, as sector allocation added slightly to the Fund's relative performance.

     Holdings in the Financials sector were a significant source of excess performance, but not enough to offset negative stock selection in the Materials, Consumer Discretionary, and Industrials sectors. Top contributors in Financials included American Financial Group (up 30.4%), Hanover Insurance Group (up 39.7%), and Piper Jaffray (up 103.5%). In the Materials sector, positions in Worthington Industries (down 0.2%) and Lubrizol (up 6.2%) were the major detractors. Lear (down 21.0%) in the Consumer Discretionary sector and Deluxe (down 26.5%) in Industrials were responsible for a large portion of the underperformance in those sectors.

     The Fund's only significant underweighting was in the Financials sector, one of the poorer performing sectors of the Index. The underweighting generated positive relative performance, but was somewhat offset by the negative impact of an overweight in the Utilities sector, the worst performing sector of the Index.

     The sub-advisors continue to focus on stock selection, to uncover investment opportunities that should benefit the Fund's performance over the longer-term.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
American Financial Group, Inc.                       1.2%
Flowserve Corp.                                      1.0%
Protective Life Corp.                                0.9%
AGCO Corp.                                           0.8%
Reinsurance Group of America, Inc.                   0.8%
Ingram Micro, Inc.                                   0.8%
Lear Corp.                                           0.8%
Valassis Communications, Inc.                        0.8%
The Men's Wearhouse, Inc.                            0.7%
The Hanover Insurance Group, Inc.                    0.7%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           23.8%
Consumer Discretionary                               20.6%
Industrials                                          18.4%
Information Technology                               10.9%
Utilities                                             8.0%
Materials                                             6.7%
Energy                                                4.5%
Consumer Staples                                      3.9%
Health Care                                           3.1%
Telecommunication Services                            0.1%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2005 through April 30, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                         BEGINNING    ENDING
                          ACCOUNT     ACCOUNT      EXPENSES PAID
                           VALUE       VALUE       DURING PERIOD*
                          11/1/05     4/30/06     11/01/05-4/30/06
                         ---------    -------     ----------------
INSTITUTIONAL CLASS
Actual                   $1,000.00   $1,158.53         $4.42
Hypothetical             $1,000.00   $1,020.70         $4.14
  (5% return before expenses)
PLANAHEAD CLASS
Actual                   $1,000.00   $1,157.16         $5.72
Hypothetical             $1,000.00   $1,019.49         $5.35
  (5% return before expenses)
SERVICE CLASS
Actual                   $1,000.00   $1,155.50         $7.22
Hypothetical             $1,000.00   $1,018.09         $6.76
  (5% return before expenses)
AMR CLASS
Actual                   $1,000.00   $1,160.21         $2.98
Hypothetical             $1,000.00   $1,022.04         $2.79
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.83%, 1.07%, 1.35%, 0.56%, for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year
    (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
COMMON STOCKS - 94.06%

CONSUMER DISCRETIONARY - 19.40%
AUTO COMPONENTS - 2.77%
American Axle & Manufacturing
  Holdings, Inc.+.............      534,300   $    9,409
ArvinMeritor, Inc. ...........      686,300       11,413
Bandag, Inc.+.................       85,100        3,414
Bandag, Inc., A Shares........        3,600          123
BorgWarner, Inc. .............      256,600       15,583
Commercial Vehicle Group,
  Inc.(+)+....................      240,300        4,869
Gentex Corp.(+)...............      235,000        3,445
Keystone Automotive
  Industries, Inc.(+)+........       79,500        3,284
Lear Corp.+...................    1,095,000       25,820
Modine Manufacturing Co.(+)...      142,400        4,131
Tenneco, Inc.(+)+.............      125,500        3,018
TRW Automotive Holdings
  Corp.(+)....................       88,400        1,961
Westinghouse Air Brake
  Technologies Corp.+.........      106,900        3,905
                                              ----------
                                                  90,375
                                              ----------
AUTOMOBILES - 0.13%
Winnebago Industries, Inc.+...      146,900        4,326
                                              ----------
DISTRIBUTORS - 0.10%
Spectrum Brands, Inc.(+)+.....      194,500        3,219
                                              ----------
HOTELS, RESTAURANTS & LEISURE - 1.94%
CBRL Group, Inc.+.............      150,900        6,143
CEC Entertainment, Inc.(+)+...      215,000        7,547
Jack in the Box, Inc.(+)+.....      121,400        5,075
Kerzner International
  Ltd.(+)+....................      113,400        8,861
Landry's Restaurants, Inc.+...      316,200       11,216
Live Nation, Inc.(+)..........      170,700        3,243
Lodgian, Inc.(+)..............      567,100        7,565
Magna Entertainment
  Corp.(+)+...................      754,100        4,645
Ruby Tuesday, Inc.+...........      187,500        5,582
Sunterra Corp.(+)+............      252,000        3,359
                                              ----------
                                                  63,236
                                              ----------
HOUSEHOLD DURABLES - 5.34%
American Greeting Corp.+......      622,400       14,016
Beazer Homes USA, Inc.+.......      217,600       12,540
Blyth, Inc. ..................      407,500        8,374
Ethan Allen Interiors,
  Inc.+.......................      329,600       14,796
Furniture Brands
  International, Inc.+........      716,500       16,479
Helen of Troy Ltd.(+)+........      289,800        5,987
HNI Corp. ....................       30,700        1,623
Hovnanian Enterprises,
  Inc.(+)+....................      154,000        6,125
M.D.C. Holdings, Inc.+........      153,873        8,891

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Matthews International
  Corp. ......................       68,000   $    2,366
Meritage Homes Corp.(+)+......       94,900        6,224
Standard Pacific Corp.+.......      337,800       10,712
Steiner Leisure Ltd.(+)+......      259,300        3,957
Technical Olympic USA, Inc.+..      248,800        5,225
Tempur-Pedic International,
  Inc.(+)+....................      526,700        8,317
The Toro Co. .................       95,800        4,737
Tupperware Corp.+.............      895,300       18,891
WCI Communities, Inc.(+)+.....      776,300       19,897
William Lyon Homes, Inc.(+)+..       17,600        1,761
The Yankee Candle Company,
  Inc.+.......................      106,900        3,222
                                              ----------
                                                 174,140
                                              ----------
INTERNET & CATALOG RETAIL - 0.27%
Insight Enterprises,
  Inc.(+)+....................      301,200        5,955
School Specialty, Inc.(+)+....       75,600        2,749
                                              ----------
                                                   8,704
                                              ----------
LEISURE EQUIPMENT & PRODUCTS - 0.38%
Brunswick Corp. ..............      277,800       10,895
Polaris Industries, Inc.+.....       33,800        1,619
                                              ----------
                                                  12,514
                                              ----------
MEDIA - 1.01%
Courier Corp.+................       70,999        3,063
Dow Jones & Company, Inc.+....       44,000        1,627
Entercom Communications
  Corp.+......................      181,000        4,791
Gray Television, Inc.+........       67,400          512
Hearst-Argyle Television,
  Inc.+.......................       67,400        1,552
Journal Communications,
  Inc.+.......................      144,500        1,695
Journal Register Co. .........      274,150        3,065
Lin TV Corp.(+)...............      102,428          905
Meredith Corp.(+).............       29,100        1,443
R.H. Donnelley Corp.+.........       45,000        2,526
Scholastic Corp.(+)+..........      150,500        3,994
Source Interlink Companies,
  Inc.(+)+....................      424,300        4,595
Triple Crown Media, Inc.(+)...       11,460           61
Westwood One, Inc.(+).........      320,700        3,095
                                              ----------
                                                  32,924
                                              ----------
MULTILINE RETAIL - 0.96%
Big Lots, Inc.(+)+............       45,375          656
BJ's Wholesale Club,
  Inc.(+)+....................      491,900       15,062
Fred's, Inc.(+)+..............      519,900        7,377
The Reader's Digest
  Association, Inc.(+)........       92,900        2,422
Tuesday Morning Corp.+........      309,600        5,867
                                              ----------
                                                  31,384
                                              ----------
SPECIALTY RETAIL - 5.16%
Big 5 Sporting Goods Corp.+...      209,700        3,886
Borders Group, Inc. ..........      602,500       14,219

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Charming Shoppes, Inc.(+)+....      417,900   $    5,746
Claire's Stores, Inc. ........      291,100       10,252
Foot Locker, Inc. ............      183,200        4,247
Genesco, Inc.(+)+.............       16,700          690
Group 1 Automotive, Inc.+.....      203,000       11,080
HOT Topic, Inc.(+)+...........      256,200        3,799
The Men's Wearhouse, Inc.+....      687,300       24,358
OfficeMax, Inc. ..............      220,200        8,522
Pacific Sunwear of
  California(+)...............       19,500          454
PETCO Animal Supplies,
  Inc.(+)+....................      199,700        4,373
RadioShack Corp. .............      250,400        4,257
Regis Corp.+..................      377,100       13,225
Rent-A-Center, Inc.(+)........      377,850       10,436
Sonic Automotive, Inc., A
  Shares+.....................      501,300       13,545
Stage Stores, Inc.+...........      318,580        9,959
United Auto Group, Inc.+......       29,900        1,265
United Rentals, Inc.(+)+......      263,500        9,399
Zale Corp.(+)+................      593,700       14,635
                                              ----------
                                                 168,347
                                              ----------
TEXTILES & APPAREL - 1.34%
Brown Shoe Company, Inc. .....        6,450          245
Columbia Sportswear Co.(+)+...       89,368        4,548
Jones Apparel Group, Inc. ....      154,700        5,314
Kellwood Co.+.................      180,400        5,780
Kenneth Cole Productions,
  Inc.+.......................      122,800        3,133
K-Swiss, Inc. ................       72,300        2,073
New York & Co, Inc.(+)+.......      129,400        2,015
The Timberland Co.(+).........      201,700        6,868
Tommy Hilfiger Corp.(+)+......       78,200        1,302
The Warnaco Group, Inc.(+)+...      560,500       12,488
                                              ----------
                                                  43,766
                                              ----------
    TOTAL CONSUMER
      DISCRETIONARY...........                   632,935
                                              ----------

CONSUMER STAPLES - 3.61%
BEVERAGES - 0.08%
The Boston Beer Company,
  Inc.(+)+....................       93,600        2,525
                                              ----------
COMMERCIAL SERVICES - 0.11%
Steiner Leisure Ltd.(+)+......       81,800        3,527
                                              ----------
FOOD & DRUG RETAILING - 0.76%
Agrium, Inc. .................      638,100       16,476
Pathmark Stores, Inc.(+)+.....      298,400        3,089
Ruddick Corp. ................      231,600        5,375
                                              ----------
                                                  24,940
                                              ----------
FOOD PRODUCTS - 1.85%
Chiquita Brands International,
  Inc.+.......................      227,600        3,692
Del Monte Foods Co. ..........    1,452,500       16,936

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
J&J Snack Foods Corp. ........       53,800   $    1,843
The JM Smucker Co.(+).........       44,200        1,735
Lance, Inc.+..................      100,110        2,554
Pilgrim's Pride
  Corporation(+)+.............       32,200          841
Ralcorp Holdings, Inc.(+)+....      277,900       10,360
Sanderson Farms, Inc.(+)+.....       70,023        1,856
Sensient Technologies Corp.+..      494,350       10,159
Smithfield Foods, Inc.(+).....      389,400       10,475
                                              ----------
                                                  60,451
                                              ----------
PERSONAL PRODUCTS - 0.30%
Chattem, Inc.(+)..............       73,100        2,634
NBTY, Inc.(+)+................      318,000        7,203
                                              ----------
                                                   9,837
                                              ----------
RETAIL-DRUG STORE - 0.18%
Longs Drug Stores Corp.(+)....      120,700        5,722
                                              ----------
TOBACCO - 0.33%
Schweitzer Mauduit
  International, Inc. ........       77,900        1,886
Universal Corp.+..............      236,800        9,015
                                              ----------
                                                  10,901
                                              ----------
    TOTAL CONSUMER STAPLES....                   117,903
                                              ----------

ENERGY - 4.19%

ENERGY - 0.22%
Pioneer Drilling Co.(+).......      437,900        7,098
                                              ----------
ENERGY EQUIPMENT & SERVICES - 2.18%
Dril-Quip, Inc.(+)+...........       41,300        2,973
FMC Technologies, Inc.(+).....       37,500        2,047
Global Industries Ltd.(+).....      562,000        8,919
Maverick Tube Corp.(+)+.......      166,400        9,056
Oil States International,
  Inc.(+)+....................      325,600       13,144
Tetra Technologies, Inc.(+)+..      139,350        6,856
Unit Corp.(+)+................      217,500       12,561
Universal Compression
  Holdings, Inc.(+)+..........      149,900        8,379
Veritas DGC, Inc.(+)+.........      152,200        7,293
                                              ----------
                                                  71,228
                                              ----------
OIL & GAS - 1.79%
Berry Petroleum Co.+..........        2,900          214
Cimarex Energy Co.+...........      117,400        5,042
Edge Petroleum Corp.(+)+......      103,700        2,396
Encore Acquisition Co.(+)+....      406,549       12,457
Energy Partners Ltd.(+)+......      159,700        4,119
Forest Oil Corp.(+)...........        9,300          340
The Houston Exploration
  Co.(+)+.....................      186,700       10,440

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Pogo Producing Co.+...........      126,000   $    6,261
Stone Energy Corp.(+)+........      221,500       10,433
Tsakos Energy Navigation
  Ltd.+.......................      172,400        6,617
                                              ----------
                                                  58,319
                                              ----------
    TOTAL ENERGY..............                   136,645
                                              ----------
FINANCIALS - 22.36%

BANKS - 5.61%
Alabama National Bancorp+.....       32,700        2,252
Anchor BanCorp Wisconsin,
  Inc.+.......................       51,138        1,492
Astoria Financial Corp. ......      115,200        3,608
BancorpSouth, Inc.+...........      354,200        9,078
Bank of Hawaii Corp. .........      193,600       10,514
BankAtlantic Bancorp, Inc.+...      482,300        7,196
Chemical Financial Corp.+.....      165,531        4,819
Chittenden Corp.+.............      214,125        5,901
Citizens Banking Corp.+.......      141,500        3,700
City National Corp. ..........       30,700        2,240
The Colonial BancGroup,
  Inc. .......................      338,000        8,764
Community Bank System, Inc.+..      225,800        4,636
Corus Bankshares, Inc.+.......        6,787          454
Cullen/Frost Bankers, Inc. ...      215,200       12,456
Downey Financial Corp.+.......      107,500        7,716
F.N.B. Corp.+.................      236,400        3,967
First Commonwealth Financial
  Corp.+......................      156,600        2,095
First Republic Bank+..........       87,100        3,791
FirstFed Financial
  Corp.(+)+...................       13,000          818
Flushing Financial Corp.(+)+..       87,700        1,485
Fulton Financial Corp.+.......      111,599        1,836
Greater Bay Bancorp+..........       79,000        2,182
Independence Community Bank
  Corp. ......................       26,400        1,109
International Bancshares
  Corp.+......................      231,128        6,613
Investors Financial Services
  Corp.+......................       28,200        1,350
Irwin Financial Corp.+........        3,800           70
MAF Bancorp, Inc.+............      112,500        4,993
NBT Bancorp, Inc.+............      154,406        3,368
Pacific Capital Bancorp+......       22,900          768
PFF Bancorp, Inc.+............        8,400          288
Provident Bankshares Corp.+...      113,720        3,953
Republic Bancorp, Inc.+.......      565,298        6,484
S&T Bancorp, Inc.+............        9,364          332
Sky Financial Group, Inc. ....      215,194        5,563
Sterling Bancshares, Inc. ....      146,200        2,421
Sterling Financial Corp. .....       84,799        2,726
Susquehanna Bancshares,
  Inc.+.......................      215,000        5,132
Timberland Bancorp, Inc.+.....       14,800          429
Trustmark Corp.+..............      340,960       10,709
United Bankshares, Inc.+......       77,571        2,830

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Washington Federal, Inc. .....      356,994   $    8,539
Webster Financial Corp. ......      258,800       12,151
Westamerica
  Bancorporation(+)...........       15,800          808
Wilmington Trust Corp.(+).....       28,400        1,258
                                              ----------
                                                 182,894
                                              ----------
DIVERSIFIED FINANCIALS - 2.56%
Ace Cash Express, Inc.(+)+....      197,900        5,343
Affiliated Managers Group,
  Inc.(+)+....................       88,000        8,914
AmeriCredit Corp.(+)..........       33,200        1,005
Asset Acceptance Capital
  Corp.(+)+...................      496,100       10,364
Assured Guaranty Ltd. ........      166,900        4,148
Asta Funding, Inc.+...........      197,500        7,175
CapitalSource, Inc.+..........       70,030        1,646
Cash America International,
  Inc. .......................      271,300        8,920
Financial Federal Corp.+......      235,800        6,697
IndyMac Bancorp, Inc.+........      163,100        7,881
Knight Capital Group,
  Inc.(+).....................      314,800        5,276
MortgageIT Holdings, Inc.+....      280,500        3,220
Piper Jaffray Co.(+)..........      139,600        9,758
Raymond James Financial,
  Inc. .......................      105,300        3,196
                                              ----------
                                                  83,543
                                              ----------
INSURANCE - 10.39%
21st Century Insurance
  Group+......................      353,400        5,676
Alfa Corp.+...................       78,403        1,320
American Equity Investment
  Life Holding Co.+...........       85,800        1,163
American Financial Group,
  Inc.+.......................      907,500       40,184
American National Insurance
  Co.+........................       24,717        2,947
AmerUs Group Co.+.............      244,800       14,358
Arch Capital Group Ltd.(+)....      139,000        8,444
Argonaut Group, Inc.(+)+......       15,007          524
Arthur J Gallagher & Co.+.....      553,900       15,199
Aspen Insurance Holdings
  Ltd. .......................      235,800        5,742
The Commerce Group, Inc. .....       76,100        4,415
Conseco, Inc.(+)+.............      552,900       13,961
Delphi Financial Group,
  Inc.+.......................      336,400       17,624
FBL Financial Group, Inc. ....      235,600        7,928
The First American Corp. .....      112,700        4,801
Fremont General Corp.+........       31,700          705
Great American Financial
  Resources, Inc.+............       80,800        1,726
The Hanover Insurance Group,
  Inc. .......................      459,700       24,318
Harleysville Group, Inc. .....        7,971          239
HCC Insurance Holdings,
  Inc.+.......................      248,800        8,332
Hilb Rogal & Hobbs Co.+.......       53,100        2,171
Horace Mann Educators Corp. ..      387,000        6,738

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Infinity Property and Casualty
  Corp.+......................      157,798   $    7,076
KMG America Corp.(+)+.........      366,591        3,321
LandAmerica Financial Group,
  Inc.+.......................       30,500        2,116
Max Re Capital Ltd. ..........      288,200        7,061
Mercury General Corp.+........      156,100        8,331
National Western Life
  Insurance Co.+..............        2,500          580
The Navigators Group,
  Inc.(+).....................      179,700        8,502
Odyssey Re Holdings Corp.+....      394,200        9,480
Ohio Casualty Corp.+..........      360,840       10,699
The Phoenix Companies, Inc. ..       91,400        1,388
PMA Capital Corp.(+)+.........      110,200        1,078
Protective Life Corp. ........      577,300       29,096
Quanta Capital Holdings
  Ltd.(+)+....................      265,200          689
Reinsurance Group of America,
  Inc.+.......................      541,000       26,022
Scottish Re Group Ltd.+.......      137,400        3,192
StanCorp Financial Group,
  Inc. .......................      220,800       10,894
Stewart Information Services
  Corp.+......................       12,900          557
Triad Guaranty, Inc.(+)+......      241,000       13,139
United America Indemnity
  Ltd.(+)+....................      300,997        7,146
                                              ----------
                                                 338,882
                                              ----------
INVESTMENT COMPANIES - 0.21%
American Capital Strategies
  Ltd. .......................      194,100        6,759
                                              ----------
REAL ESTATE - 3.59%
Aames Investment Corp.+.......      480,800        2,548
Alexandria Real Estate
  Equities, Inc. .............       17,400        1,576
American Financial Realty
  Trust.......................      385,400        4,386
Annaly Mortgage Management,
  Inc.(+)+....................      436,500        5,880
Bluegreen Corp.(+)............      321,300        3,962
Brookfield Homes Corp.+.......       73,070        3,405
Capital Lease Funding,
  Inc.+.......................      194,400        2,076
Capital Trust, Inc.+..........      108,000        3,359
Comstock Homebuilding
  Companies, Inc.(+)+.........      147,700        1,376
Corrections Corp of
  America(+)..................       54,506        2,446
Eagle Hospitality Properties
  Trust, Inc.(+)+.............      196,000        1,762
Education Realty Trust,
  Inc.+.......................      170,600        2,545
Equity Inns, Inc.+............      521,300        8,445
Fieldstone Investment Corp.+..      408,900        4,702
First Potomac Realty Trust....      100,500        2,773
Government Properties Trust,
  Inc.+.......................       22,900          198

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Health Care Real Estate
  Investment Trust, Inc. +....       46,700   $    1,625
Innkeepers USA Trust..........      230,000        3,685
Jameson Inns, Inc.(+)+........      945,600        2,307
Jones Lang LaSalle, Inc.+.....       91,600        7,764
LaSalle Hotel Properties......      278,500       12,179
Lexington Corporate Properties
  Trust+......................      464,200       10,008
MI Developments, Inc. ........      401,800       13,991
Mission West Properties,
  Inc. .......................      222,200        2,644
Redwood Trust, Inc. ..........       86,000        3,652
Strategic Hotel Capital,
  Inc. .......................      195,400        4,432
Thomas Properties Group,
  Inc. .......................      108,500        1,426
Ventas, Inc. .................       59,800        1,954
                                              ----------
                                                 117,106
                                              ----------
    TOTAL FINANCIALS..........                   729,184
                                              ----------

HEALTH CARE - 2.86%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.17%
CONMED Corp.(+)+..............       34,728          758
The Cooper Companies, Inc.+...       28,800        1,579
Encore Medical Corp.(+)+......      329,600        1,806
Medical Action Industries,
  Inc.(+)+....................       52,900        1,265
                                              ----------
                                                   5,408
                                              ----------
HEALTH CARE PROVIDERS & SERVICES - 2.32%
Amedisys, Inc.(+)+............      132,100        4,380
AMERIGROUP Corp.(+)...........        8,700          225
Amsurg Corp.(+)+..............      191,200        4,883
Apria Healthcare Group,
  Inc.(+).....................      427,500        9,362
Kindred Healthcare, Inc.(+)+..      327,600        7,948
Magellan Health Services,
  Inc.(+)+....................      419,900       17,069
Option Care, Inc.+............      531,363        7,604
Orchid Cellmark, Inc.(+)+.....      237,449        1,107
Pediatrix Medical Group,
  Inc.(+)+....................      150,400        7,613
RehabCare Group, Inc.(+)+.....      106,900        1,756
Res-Care, Inc.(+).............      233,400        4,792
Triad Hospitals, Inc.(+)+.....      159,400        6,567
Universal Health Services,
  Inc.+.......................       46,000        2,336
                                              ----------
                                                  75,642
                                              ----------
PHARMACEUTICALS - 0.37%
Endo Pharmaceuticals Holdings,
  Inc.(+).....................       54,000        1,698
King Pharmaceuticals,
  Inc.(+).....................      488,700        8,499
Watson Pharmaceuticals,
  Inc.(+).....................       65,100        1,851
                                              ----------
                                                  12,048
                                              ----------
    TOTAL HEALTH CARE.........                    93,098
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
INDUSTRIALS - 17.34%

AEROSPACE & DEFENSE - 0.88%
Alliant Techsystems,
 Inc.(+)......................       28,200   $    2,256
Armor Holdings, Inc.(+)+......      171,500       10,473
EDO Corp.+....................      115,800        3,026
Esterline Technologies
 Corp.(+)+....................      209,500        9,285
Herley Industries, Inc.(+)+...      180,800        3,829
                                              ----------
                                                  28,869
                                              ----------
AIR FREIGHT & COURIERS - 0.43%
Ryder Systems, Inc. ..........      266,400       13,893
                                              ----------
BUILDING PRODUCTS - 0.72%
ElkCorp+......................      189,700        5,776
Insituform Technologies,
 Inc.(+)+.....................      401,000       10,218
Lennox International Inc. ....      194,800        6,356
Universal Forest Products,
 Inc.+........................       13,500        1,010
                                              ----------
                                                  23,360
                                              ----------
CHEMICALS - 0.18%
Pioneer Companies, Inc.(+)+...      187,400        6,001
                                              ----------
COMMERCIAL SERVICES & SUPPLIES - 5.95%
Adesa, Inc.+..................      175,200        4,469
Allied Waste Industries,
 Inc.(+)......................      156,700        2,219
Bowne & Company, Inc.+........      750,500       11,790
The Brinks Co. ...............      195,330        9,923
Casella Waste Systems,
 Inc.(+)......................      119,100        1,852
Central Parking Corp.+........      213,800        3,260
Ceridian Corp.(+).............      102,000        2,472
Clean Harbors, Inc.(+)+.......      121,800        3,505
Consolidated Graphics,
 Inc.(+)......................       57,500        3,007
Convergys Corp.(+)............      841,300       16,380
Con-way, Inc.(+)..............      214,700       11,963
CSG Systems International,
 Inc.(+)+.....................      234,000        5,916
Deluxe Corp.+.................      430,100       10,254
Electro Rent Corp.(+)+........      100,600        1,622
John H. Harland Co.+..........      112,500        4,663
Kelly Services, Inc.+.........      397,300       10,993
Labor Ready, Inc.(+)+.........      150,100        3,967
LECG Corp.(+)+................      443,500        8,200
McGrath Rentcorp+.............      108,038        2,905
Navigant Consulting,
 Inc.(+)+.....................      350,900        7,397
NCO Group, Inc.(+)+...........      227,542        4,881
PHH Corp.(+)..................      277,000        7,723
Sabre Holdings Corp.+.........      837,598       19,340
Sotheby's Holdings(+).........       42,500        1,275
Spherion Corp.(+)+............      366,600        3,879
Steelcase, Inc., A
 Shares(+)....................       48,400          906
Valassis Communications,
 Inc.(+)......................      836,700       24,490
Waste Connections, Inc.(+)+...      129,700        4,993
                                              ----------
                                                 194,244
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
CONSTRUCTION & ENGINEERING - 0.63%
Comfort Systems USA, Inc. ....      213,000   $    3,250
Granite Construction, Inc. ...      141,800        6,574
Infrasource Services,
 Inc.(+)+.....................      114,100        2,155
The Shaw Group, Inc.(+)+......      282,500        8,645
                                              ----------
                                                  20,624
                                              ----------
ELECTRICAL EQUIPMENT - 1.08%
Brady Corp. ..................      314,900       11,327
The Genlyte Group, Inc.(+)+...       75,900        5,230
II-VI, Inc.(+)+...............      212,100        4,594
Regal-Beloit Corp.+...........      247,400       11,544
Thomas & Betts Corp.(+).......       45,900        2,614
                                              ----------
                                                  35,309
                                              ----------
MACHINERY - 5.34%
AGCO Corp.(+)+................    1,143,480       27,066
Briggs & Stratton Corp.+......      394,200       13,300
Circor International, Inc.+...      109,600        3,321
Flowserve Corp.(+)+...........      554,600       31,901
The Greenbrier Companies,
 Inc.+........................      100,700        4,043
Harsco Corp.+.................      163,300       13,611
IDEX Corp. ...................      243,800       12,385
Kaydon Corp.+.................      326,400       14,016
Kennametal, Inc. .............       36,700        2,270
Navistar International
 Corp.(+)+....................      331,700        8,750
Reliance Steel & Aluminum
 Co. .........................       86,900        7,730
Terex Corp.(+)................      217,900       18,859
The Timken Co. ...............      358,500       12,512
Wabash National Corp.+........      238,900        4,324
                                              ----------
                                                 174,088
                                              ----------
MARINE - 0.95%
Alexander & Baldwin, Inc. ....      175,000        8,727
Kirby Corp.(+)................      218,300       16,089
Overseas Shipholding Group,
 Inc. ........................      123,500        6,030
                                              ----------
                                                  30,846
                                              ----------
ROAD & RAIL - 0.97%
Arkansas Best Corp.+..........      162,900        6,992
Covenant Transportation,
 Inc.(+)+.....................      182,300        2,523
Laidlaw International,
 Inc. ........................      326,200        8,073
Swift Transportation Company,
 Inc.(+)+.....................      202,253        6,058
Werner Enterprises, Inc.+.....       63,000        1,208
YRC Worldwide, Inc.(+)+.......      157,900        6,632
                                              ----------
                                                  31,486
                                              ----------
SEMICONDUCTOR EQUIPMENT - 0.09%
GSI Group, Inc.(+)............      310,200        3,105
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
TRADING COMPANIES & DISTRIBUTORS - 0.06%
MSC Industrial Direct Company,
 Inc. ........................       36,100   $    1,872
                                              ----------
TRANSPORT-SERVICES - 0.06%
Bristow Group, Inc.(+)+.......       51,200        1,837
                                              ----------
   TOTAL INDUSTRIALS..........                   565,534
                                              ----------

INFORMATION TECHNOLOGY - 10.39%
COMMUNICATIONS EQUIPMENT - 0.74%
Andrew Corp.(+)...............      174,900        1,850
Carrier Access Corp.(+).......      328,300        2,557
Comtech Telecommunications
 Corp.(+)+....................      146,800        4,177
Emulex Corp.(+)...............      329,300        5,977
Foundry Networks, Inc.(+).....      256,000        3,638
PC-Tel, Inc.(+)...............       78,700          831
Plantronics, Inc. ............       18,700          701
Symmetricom, Inc.(+)+.........      332,100        2,690
Tekelec(+)....................      114,600        1,607
                                              ----------
                                                  24,028
                                              ----------
COMPUTERS & PERIPHERALS - 0.70%
Avid Technology, Inc.(+)+.....       86,600        3,338
Electronics for Imaging,
 Inc.(+)+.....................      173,200        4,756
Mercury Computer Systems,
 Inc.(+)+.....................      284,400        5,421
Western Digital Corp.(+)......      449,600        9,460
                                              ----------
                                                  22,975
                                              ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.84%
Arrow Electronics, Inc.(+)....      439,000       15,892
Avnet, Inc.(+)................      887,300       23,203
Benchmark Electronics,
 Inc.(+)+.....................      413,400       11,286
CyberOptics Corp.(+)+.........      100,000        1,528
Global Imaging Systems,
 Inc.(+)+.....................       94,900        3,544
Ingram Micro, Inc.(+).........    1,414,200       26,007
Littlefuse, Inc.(+)+..........      337,200       10,888
Mettler-Toledo International,
 Inc.(+)......................       35,200        2,281
PerkinElmer, Inc. ............      102,300        2,193
Plexus Corp.(+)...............      312,600       13,617
Vishay Intertechnology,
 Inc.(+)......................      948,900       14,822
                                              ----------
                                                 125,261
                                              ----------
INTERNET SOFTWARE & SERVICES - 1.00%
EarthLink, Inc.(+)+...........    1,325,500       12,049
InfoSpace, Inc.(+)+...........      124,600        3,181
Netgear, Inc.(+)+.............      215,200        4,831
NIC, Inc(+)...................      435,700        2,680
United Online, Inc.+..........      329,900        4,252
WebEx Communications,
 Inc.(+)+.....................      157,500        5,568
                                              ----------
                                                  32,561
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
IT CONSULTING & SERVICES - 0.53%
BearingPoint, Inc.(+)+........      543,000   $    5,039
Perot Systems Corp.(+)........      360,700        5,439
Phase Forward Inc.(+).........      357,600        4,899
SI International, Inc.(+)+....       60,900        2,075
                                              ----------
                                                  17,452
                                              ----------
OFFICE ELECTRONICS - 0.41%
IKON Office Solutions,
 Inc.+........................    1,002,800       13,237
                                              ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.92%
Actel Corp.(+)................      170,200        2,735
Cabot Microelectronics
 Corp.(+)+....................      132,600        4,337
Cirrus Logic, Inc.(+).........      249,800        2,361
FEI Co.(+)+...................      201,700        4,385
Integrated Device
 Technology(+)+...............      379,500        5,776
MKS Instruments, Inc.(+)......      111,000        2,649
Omnivision Technologies,
 Inc.(+)+.....................      135,785        3,949
QLogic Corp.(+)...............       96,000        1,998
Teradyne, Inc.(+).............      117,700        1,984
                                              ----------
                                                  30,174
                                              ----------
SOFTWARE - 2.25%
Agile Software Corp.(+)+......       66,200          461
Entrust, Inc.(+)..............      627,000        2,088
Epicor Software Corp.(+)+.....      416,400        5,051
EPIQ Systems, Inc.(+)+........      134,000        2,333
Mentor Graphics Corp.(+)......    1,185,500       15,565
Mercury Interactive
 Corp.(+).....................      153,000        5,508
Novell, Inc.(+)...............      168,600        1,386
Omnicell, Inc.(+)+............      253,000        3,370
PLATO Learning, Inc.(+).......      262,714        2,627
Progress Software Corp.(+)....      164,000        4,525
The Reynolds and Reynolds
 Co. .........................      432,200       12,854
RSA Security, Inc.(+).........      419,200        8,778
SafeNet, Inc.(+)+.............      232,900        4,679
Sybase, Inc.(+)+..............      190,200        4,141
                                              ----------
                                                  73,366
                                              ----------
   TOTAL INFORMATION
     TECHNOLOGY...............                   339,054
                                              ----------

MATERIALS - 6.28%

CHEMICALS - 2.99%
CF Industries Holdings,
 Inc.+........................      714,300       12,357
Cytec Industries, Inc. .......      103,700        6,271
FMC Corp. ....................      120,600        7,665
Georgia Gulf Corp.+...........      314,600        9,331
H.B. Fuller Co.+..............      145,800        7,625
Hercules, Inc.(+).............      964,500       13,706
International Flavors &
 Fragrances, Inc. ............       72,400        2,558

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Lubrizol Corp. ...............      416,600   $   18,168
Olin Corp.+...................      379,800        7,805
PolyOne Corp.(+)+.............    1,234,000       10,958
Tronox, Inc.+.................       67,400        1,173
                                              ----------
                                                  97,617
                                              ----------
CONTAINERS & PACKAGING - 0.34%
AptarGroup, Inc. .............      140,100        7,342
Longview Fibre Co. ...........       78,900        2,056
Silgan Holdings, Inc. ........       38,958        1,513
                                              ----------
                                                  10,911
                                              ----------
METALS & MINING - 2.68%
Alpha Natural Resources,
 Inc.(+)+.....................      202,400        5,082
Century Aluminum Co.(+)+......      420,200       20,006
Compass Minerals
 International, Inc.+.........      103,200        2,717
Foundation Coal Holdings,
 Inc.+........................      400,700       20,316
Gibraltar Industries, Inc.+...      289,900        8,056
Metal Management, Inc.(+).....       46,800        1,519
Quanex Corp.+.................       90,150        3,855
RTI International Metals,
 Inc.(+)+.....................      100,000        6,014
Worthington Industries,
 Inc.+........................    1,011,100       19,969
                                              ----------
                                                  87,534
                                              ----------
PAPER & FOREST PRODUCTS - 0.27%
Glatfelter....................      198,700        3,720
Neenah Paper, Inc.(+)+........       70,300        2,256
Wausau Paper Corp.+...........      189,800        2,729
                                              ----------
                                                   8,705
                                              ----------
   TOTAL MATERIALS............                   204,767
                                              ----------

TELECOMMUNICATION SERVICES - 0.10%

DIVERSIFIED TELECOMMUNICATION - 0.10%
Commonwealth Telephone
 Enterprises, Inc.+...........      102,700        3,408
                                              ----------
   TOTAL TELECOMMUNICATION
     SERVICES.................                     3,408
                                              ----------
UTILITIES - 7.53%

ELECTRIC UTILITIES - 4.17%
Alliant Energy Corp. .........      265,800        8,495
Black Hills Corp.+............       37,700        1,372
Cleco Corp.+..................      175,800        3,955
Duquesne Light Holdings,
 Inc.+........................      813,300       13,802
El Paso Electric Co.(+).......      193,900        3,829
Great Plains Energy, Inc.+....      614,300       17,354
Hawaiian Electric Industries,
 Inc.+........................       63,200        1,698
Northeast Utilities...........    1,113,500       22,437

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
NSTAR.........................      571,600   $   15,805
OGE Energy Corp. .............      437,800       13,204
Pike Electric Corp.(+)........      143,500        2,745
PNM Resources, Inc.+..........      232,500        5,885
Puget Energy, Inc.+...........      412,900        8,576
WPS Resources Corp.+..........      336,500       16,822
                                              ----------
                                                 135,979
                                              ----------
GAS UTILITIES - 3.25%
AGL Resources, Inc. ..........      406,600       14,386
Atmos Energy Corp.+...........      599,700       15,916
Energen Corp. ................       28,900        1,019
MDU Resources Group, Inc. ....      215,500        7,920
National Fuel Gas Co. ........      522,800       17,383
New Jersey Resources Corp.+...      128,500        5,689
Nicor, Inc.+..................       26,500        1,050
ONEOK, Inc. ..................      279,800        9,236
Peoples Energy Corp.+.........      157,800        5,733
South Jersey Industries,
 Inc.+........................       26,000          691
Southern Union Co. ...........      224,548        5,820
UGI Corp. ....................      531,700       11,910
WGL Holdings, Inc.+...........      312,100        9,182
                                              ----------
                                                 105,935
                                              ----------
MULTI-UTILITIES - 0.11%
Vectren Corp.+................       59,000        1,576
Westar Energy, Inc. ..........      104,100        2,180
                                              ----------
                                                   3,756
                                              ----------
   TOTAL UTILITIES............                   245,670
                                              ----------
   TOTAL COMMON STOCKS........                 3,068,198
                                              ----------
SHORT TERM INVESTMENTS - 30.91%
American Beacon Enhanced Cash
 Trust++#.....................  526,982,609      526,983
American Beacon Money Market
 Select Fund++#...............  467,268,690      467,269
                                    PAR
                                  AMOUNT
                                -----------
U.S. Treasury Bill, 4.455%,
 Due 6/8/2006P................  $    14,055       13,988
                                              ----------
   TOTAL SHORT TERM
     INVESTMENTS..............                 1,008,240
                                              ----------
TOTAL INVESTMENTS -
 124.97% (COST $3,588,741)....                 4,076,438
                                              ----------
LIABILITIES, NET OF OTHER
 ASSETS - (24.97%)............                  (814,543)
                                              ----------
TOTAL NET ASSETS - 100.00%....                $3,261,895
                                              ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

---------------

(+) Non-income producing security.

+   All or a portion of this security is on loan at April 30, 2006. See Note 5.

++  The Fund/Trust is affiliated by having the same investment advisor. See Note
    2.

# All or a portion of this security is purchased with cash collateral for securities loaned.

P At April 30, 2006, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(dollars in thousands)

                                                               NUMBER                               UNREALIZED
                                                                 OF       EXPIRATION    MARKET    APPRECIATION/
                                                              CONTRACTS      DATE       VALUE     (DEPRECIATION)
                                                              ---------   ----------   --------   --------------
Emini Mini Russell..........................................    2,590      Jun 2006    $199,119       $5,821

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006 (Unaudited) (in thousands, except share and per share amounts)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $ 3,082,186
    Investments in affiliated securities, at value(B).......      994,252
    Receivable for investments sold.........................        8,352
    Dividends and interest receivable.......................        2,708
    Receivable for fund shares sold.........................        5,025
    Receivable for variation margin on open futures
     contracts..............................................        1,542
                                                              -----------
        TOTAL ASSETS........................................    4,094,065
                                                              -----------
LIABILITIES:
    Payable for investments purchased.......................       13,271
    Payable upon return of securities loaned................      810,832
    Payable for fund shares redeemed........................        2,269
    Management and investment advisory fees payable (Note
     2).....................................................        4,496
    Administrative service and service fees payable.........          872
    Other liabilities.......................................          430
                                                              -----------
        TOTAL LIABILITIES...................................      832,170
                                                              -----------
NET ASSETS..................................................  $ 3,261,895
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................    2,636,390
    Undistributed net investment income.....................        5,529
    Accumulated net realized gain (loss)....................      126,458
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      493,518
                                                              -----------
NET ASSETS..................................................  $ 3,261,895
                                                              ===========
Shares outstanding (no par value):
    Institutional Class.....................................   60,003,715
                                                              ===========
    PlanAhead Class.........................................   63,007,300
                                                              ===========
    Service Class...........................................    2,810,462
                                                              ===========
    AMR Class...............................................   20,220,755
                                                              ===========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     22.54
                                                              ===========
    PlanAhead Class.........................................  $     22.11
                                                              ===========
    Service Class...........................................  $     22.00
                                                              ===========
    AMR Class...............................................  $     22.46
                                                              ===========
---------------
(A) Cost of investments in unaffiliated securities..........  $ 2,594,489
(B) Cost of investments in affiliated securities............      994,252
(C) Market value of securities on loan......................      792,155

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend income from unaffiliated securities (net of
     foreign taxes)*........................................  $ 21,248
    Dividend income from affiliated securities..............     2,663
    Interest income.........................................       277
    Income derived from securities lending, net.............       621
                                                              --------
        TOTAL INVESTMENT INCOME.............................    24,809
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     7,684
    Administrative service fees (Note 2):
      Institutional Class...................................     1,509
      PlanAhead Class.......................................     1,695
      Service Class.........................................        67
    Transfer agent fees:
      Institutional Class...................................       127
      PlanAhead Class.......................................       100
      Service Class.........................................        13
      AMR Class.............................................         4
    Fund accounting fees....................................       267
    Professional fees.......................................        54
    Registration fees and expenses..........................        36
    Service fees:
      PlanAhead Class (Note 2)..............................     1,695
      Service Class (Note 2)................................        67
    Distribution fees -- Service Class (Note 2).............        67
    Prospectus and shareholder reports......................       397
    Other expenses..........................................         5
                                                              --------
        TOTAL EXPENSES......................................    13,787
                                                              --------
NET INVESTMENT INCOME.......................................    11,022
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from:
      Investments...........................................   114,653
      Commission recapture..................................       232
      Futures contracts.....................................     9,100
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................   302,253
      Futures contracts.....................................    10,138
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS......................   436,376
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $447,398
                                                              ========
    * Foreign taxes.........................................  $     28

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                APRIL 30,      OCTOBER 31,
                                                                   2006           2005
                                                              --------------   -----------
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................    $   11,022     $   14,541
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........       123,985        128,038
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts, and foreign currency
     translations...........................................       312,391         68,643
                                                                ----------     ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................       447,398        211,222
                                                                ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................        (7,101)        (1,734)
      PlanAhead Class.......................................        (6,167)        (1,962)
      Service Class.........................................          (139)           (37)
      AMR Class.............................................        (3,772)        (2,456)
    Net realized gain on investments:
      Institutional Class...................................       (46,081)       (20,489)
      PlanAhead Class.......................................       (59,088)       (27,260)
      Service Class.........................................        (2,120)          (632)
      AMR Class.............................................       (17,954)       (20,024)
                                                                ----------     ----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................      (142,422)       (74,594)
                                                                ----------     ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................       456,819      2,144,506
    Reinvestment of dividends and distributions.............       138,617         70,239
    Cost of shares redeemed.................................      (505,953)      (830,022)
                                                                ----------     ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................        89,483      1,384,723
                                                                ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................       394,459      1,521,351
                                                                ----------     ----------
NET ASSETS:
    Beginning of period.....................................     2,867,436      1,346,085
                                                                ----------     ----------
    END OF PERIOD*..........................................    $3,261,895     $2,867,436
                                                                ==========     ==========
    * Includes undistributed net investment income (loss)
     of.....................................................    $    5,529     $   12,280
                                                                ==========     ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                             SERVICE AND DISTRIBUTION FEES:
------                                       -----------                             ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million          Administrative Service
                                                                                   Fee --                        .25%
PLANAHEAD CLASS      General public and investors investing through an             Administrative Service
                     intermediary                                                  Fee --                        .25%
                                                                                   Service Fee --                .25%
SERVICE CLASS        Investors investing through an intermediary                   Administrative Service
                                                                                   Fee --                        .25%
                                                                                   Service Fee --                .25%
                                                                                   Distribution Fee --           .25%
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of   N/A
                     AMR Corporation and its affiliates

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees (the "Board"). In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the six months ended April 30, 2006 were as follows (dollars in thousands):

                           AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
 FEE RATE        FEE          ADVISORS         MANAGER
-----------   ----------   ---------------   -----------
 .35%-.60%      $7,684         $6,158          $1,526

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the six months ended April 30, 2006, securities lending fees totaling $103,000 were paid to the Manager by the Fund. This fee is netted against securities lending income in the Statement of Operations.

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

Manager receives an annualized fee of .25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of .25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives .25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Fund and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to .10% of the average daily net assets. During the six months ended April 30, 2006, fees earned by the Manager from the Affiliated Funds were as follows:

                    SECURITIES LENDING
DIRECT INVESTMENT   COLLATERAL INVESTED
    IN FUNDS             IN FUNDS          TOTAL
-----------------   -------------------   --------
     $60,701             $360,153         $420,854

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer plus a fee for each Board meeting attended.

     At April 30, 2006, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At April 30, 2006, the Fund had not utilized the credit facility.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the six months ended April 30, 2006 and the fiscal year ended October 31, 2006 were as follows (in thousands):

                                                                SIX MONTHS             YEAR
                                                                  ENDED               ENDED
                                                              APRIL 30, 2006     OCTOBER 31, 2005
                                                              --------------     ----------------
                                                               (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....................................     $ 20,806            $12,463
    PlanAhead Class.........................................       23,742             16,237
    Service Class...........................................          770                368
    AMR Class...............................................        9,112             12,942
LONG-TERM CAPITAL GAIN
    Institutional Class.....................................       32,376              9,760
    PlanAhead Class.........................................       41,513             12,985
    Service Class...........................................        1,489                301
    AMR Class...............................................       12,614              9,538
                                                                 --------            -------
        TOTAL DISTRIBUTIONS PAID............................     $142,422            $74,594
                                                                 --------            -------

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     As of April 30, 2006, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...  $3,592,527
Unrealized appreciation.....................................     571,468
Unrealized depreciation.....................................     (87,557)
                                                              ----------
Net unrealized appreciation (depreciation)..................     483,911
Undistributed ordinary income...............................      50,655
Undistributed long-term gain (loss).........................      90,938
                                                              ----------
Distributable earnings......................................  $  625,504
                                                              ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of April 30, 2006 (in thousands):

Paid-in-capital.............................................  $  (1)
Undistributed net investment income.........................   (594)
Accumulated net realized gain (loss)........................    595
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................     --

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2006 (excluding short-term investments) are as follows (in thousands):

Purchases...................................................  $539,706
Proceeds from sales.........................................  $632,246

     A summary of the Fund's direct transactions in Affiliated Funds for the six months ended April 30, 2006 is set forth below (in thousands):

                                              OCTOBER 31, 2005                              APRIL 30, 2006
AFFILIATE                                    SHARES/MARKET VALUE   PURCHASES    SALES     SHARES/MARKET VALUE
---------                                    -------------------   ---------   --------   -------------------
Select Fund................................       $124,632         $513,472    $454,685        $183,419

5.   SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the Agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and the Agent and are recorded as securities lending income for the Fund. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At April 30, 2006, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

 MARKET VALUE OF
SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
------------------   -------------------   ---------------
     $792,155               $139              $810,832

     Cash collateral is invested in the Cash Trust and the Select Fund. These amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

     Non-Cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Six Months Ended April 30, 2006

                            INSTITUTIONAL CLASS      PLANAHEAD CLASS         SERVICE CLASS            AMR CLASS
                            -------------------    --------------------    ------------------    -------------------
                            SHARES     AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
                            ------    ---------    -------    ---------    ------    --------    -------    --------
Shares sold.............    12,488    $ 264,756      7,631    $ 161,309       989    $ 20,706        464    $ 10,048
Reinvestment of
  dividends.............     2,467       50,759      3,162       63,873       112       2,259      1,061      21,726
Shares redeemed.........    (7,663)    (164,586)   (13,697)    (284,556)     (533)    (11,222)    (2,156)    (45,589)
                            ------    ---------    -------    ---------    ------    --------    -------    --------
Net increase (decrease)
  in shares
  outstanding...........     7,292    $ 150,929     (2,904)   $ (59,374)      568    $ 11,743       (631)   $(13,815)
                            ======    =========    =======    =========    ======    ========    =======    ========

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

Year Ended October 31, 2005

                          INSTITUTIONAL CLASS       PLANAHEAD CLASS         SERVICE CLASS           AMR CLASS
                          -------------------    ---------------------    -----------------    --------------------
                          SHARES     AMOUNT      SHARES       AMOUNT      SHARES    AMOUNT     SHARES      AMOUNT
                          ------    ---------    -------    ----------    ------    -------    -------    ---------
Shares sold...........    38,008    $ 759,658     52,534    $1,035,304     2,036    $40,048     15,182    $ 309,496
Reinvestment of
  dividends...........       923       18,570      1,443        28,520        34        669      1,123       22,480
Shares redeemed.......    (9,004)    (182,580)   (13,220)     (262,130)     (467)    (9,230)   (18,790)    (376,082)
                          ------    ---------    -------    ----------    ------    -------    -------    ---------
Net increase
  (decrease) in shares
  outstanding.........    29,927    $ 595,648     40,757    $  801,694     1,603    $31,487     (2,485)   $ (44,106)
                          ======    =========    =======    ==========    ======    =======    =======    =========

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS
                                       ------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED                     YEAR ENDED OCTOBER 31,
                                        APRIL 30,    ----------------------------------------------------
                                          2006        2005(H)     2004(G)    2003(D)     2002     2001(C)
                                       -----------   ----------   --------   --------   -------   -------
                                       (UNAUDITED)
Net asset value, beginning of
 period..............................  $    20.43    $    18.85   $  16.21   $  11.28   $ 11.69   $ 10.08
                                       ----------    ----------   --------   --------   -------   -------
Income from investment operations:
   Net investment income (loss)(A)...        0.09          0.11       0.07      (0.01)    (0.01)     0.16
   Net gains on securities (both
    realized and unrealized)(A)......        3.05          2.31       3.09       5.24      0.47      1.81
                                       ----------    ----------   --------   --------   -------   -------
Total income from investment
 operations..........................        3.14          2.42       3.16       5.23      0.46      1.97
                                       ----------    ----------   --------   --------   -------   -------
Less distributions:
   Dividends from net investment
    income...........................       (0.14)        (0.07)     (0.08)     (0.02)    (0.11)    (0.19)
   Distributions from net realized
    gains on securities..............       (0.89)        (0.77)     (0.44)     (0.28)    (0.76)    (0.17)
                                       ----------    ----------   --------   --------   -------   -------
Total distributions..................       (1.03)        (0.84)     (0.52)     (0.30)    (0.87)    (0.36)
                                       ----------    ----------   --------   --------   -------   -------
Net asset value, end of period.......  $    22.54    $    20.43   $  18.85   $  16.21   $ 11.28   $ 11.69
                                       ==========    ==========   ========   ========   =======   =======
Total return.........................      15.85%(E)     12.90%     19.86%     47.45%     3.29%    20.16%
                                       ==========    ==========   ========   ========   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in
    thousands).......................  $1,352,646    $1,076,909   $429,540   $ 89,579   $21,936   $ 2,364
   Ratios to average net assets
    (annualized):
    Expenses net of waivers(A).......       0.83%         0.87%      0.89%      0.89%     0.82%     0.89%
    Expenses before waivers(A).......       0.83%         0.87%      0.89%      0.89%     0.82%     0.89%
    Net investment income (loss) net
      of waivers(A)..................       0.80%         0.66%      0.57%      0.60%     0.81%     1.38%
    Net investment income (loss)
      before waivers(A)..............       0.80%         0.66%      0.57%      0.60%     0.81%     1.38%
   Portfolio turnover rate(B)........         18%(E)        47%        35%        75%       81%       93%

                                                      PLANAHEAD CLASS
                                       ---------------------------------------------
                                       SIX MONTHS
                                          ENDED          YEAR ENDED OCTOBER 31,
                                        APRIL 30,    -------------------------------
                                          2006        2005(H)     2004(G)    2003(D)
                                       -----------   ----------   --------   -------
                                       (UNAUDITED)
Net asset value, beginning of
 period..............................  $    20.04    $    18.54   $  15.95   $ 11.22
                                       ----------    ----------   --------   -------
Income from investment operations:
   Net investment income (loss)(A)...        0.06          0.09       0.08      0.05
   Net gains on securities (both
    realized and unrealized)(A)......        2.99          2.24       2.98      5.08
                                       ----------    ----------   --------   -------
Total income from investment
 operations..........................        3.05          2.33       3.06      5.13
                                       ----------    ----------   --------   -------
Less distributions:
   Dividends from net investment
    income...........................       (0.09)        (0.06)     (0.03)    (0.12)
   Distributions from net realized
    gains on securities..............       (0.89)        (0.77)     (0.44)    (0.28)
                                       ----------    ----------   --------   -------
Total distributions..................       (0.98)        (0.83)     (0.47)    (0.40)
                                       ----------    ----------   --------   -------
Net asset value, end of period.......  $    22.11    $    20.04   $  18.54   $ 15.95
                                       ==========    ==========   ========   =======
Total return.........................      15.72%(E)     12.63%     19.56%    47.12%
                                       ==========    ==========   ========   =======
Ratios and supplemental data:
   Net assets, end of period (in
    thousands).......................  $1,393,234    $1,320,853   $466,364   $66,906
   Ratios to average net assets
    (annualized):
    Expenses net of waivers(A).......       1.07%         1.10%      1.15%     1.16%
    Expenses before waivers(A).......       1.07%         1.10%      1.15%     1.16%
    Net investment income (loss) net
      of waivers(A)..................       0.56%         0.42%      0.33%     0.39%
    Net investment income (loss)
      before waivers(A)..............       0.56%         0.42%      0.33%     0.39%
   Portfolio turnover rate(B)........         18%(E)        47%        35%       75%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment advisor to the Small Cap Value Fund on September 18, 2003.

(E)  Not annualized.

(F) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(G) The Boston Company was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

(H) Opus Capital Management, Inc. was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLANAHEAD CLASS                    SERVICE CLASS                     AMR CLASS
     -----------------   ----------------------------------------------   -----------
        YEAR ENDED       SIX MONTHS        YEAR ENDED                     SIX MONTHS
        OCTOBER 31,         ENDED         OCTOBER 31,        MAY 1 TO        ENDED
     -----------------    APRIL 30,    ------------------   OCTOBER 31,    APRIL 30,
      2002     2001(C)      2006       2005(H)   2004(G)      2003(D)        2006
     -------   -------   -----------   -------   --------   -----------   -----------
                         (UNAUDITED)                                      (UNAUDITED)
     $ 11.64   $ 10.08     $ 19.94     $ 18.49   $  15.92   $    11.88     $  20.38
     -------   -------     -------     -------   --------   ----------     --------
        0.06      0.15        0.03        0.04       0.01           --         0.13
        0.36      1.76        2.98        2.23       3.00         4.04         3.03
     -------   -------     -------     -------   --------   ----------     --------
        0.42      1.91        3.01        2.27       3.01         4.04         3.16
     -------   -------     -------     -------   --------   ----------     --------
       (0.08)    (0.18)      (0.06)      (0.05)        --           --        (0.19)
       (0.76)    (0.17)      (0.89)      (0.77)     (0.44)          --        (0.89)
     -------   -------     -------     -------   --------   ----------     --------
       (0.84)    (0.35)      (0.95)      (0.82)     (0.44)          --        (1.08)
     -------   -------     -------     -------   --------   ----------     --------
     $ 11.22   $ 11.64     $ 22.00     $ 19.94   $  18.49   $    15.92     $  22.46
     =======   =======     =======     =======   ========   ==========     ========
       2.99%    19.58%      15.55%(E)   12.32%     19.24%       34.01%(E)    16.02%(E)
     =======   =======     =======     =======   ========   ==========     ========
     $16,190   $ 1,197     $61,839     $44,709   $ 11,828   $        1     $454,176
       1.11%     1.17%       1.35%       1.40%      1.38%        1.49%        0.56%
       1.11%     1.17%       1.35%       1.40%      1.69%    1,089.04%        0.56%
       0.52%     1.06%       0.27%       0.12%      0.17%        (0.05)%      1.08%
       0.52%     1.06%       0.27%       0.12%      (0.14)%  (1,087.60)%      1.08%
         81%       93%         18%(E)      47%        35%          75%(F)       18%(E)

                          AMR CLASS
     ----------------------------------------------------

                    YEAR ENDED OCTOBER 31,
     ----------------------------------------------------
     2005(H)    2004(G)    2003(D)      2002     2001(C)
     --------   --------   --------   --------   --------

     $  18.78   $  16.13   $  11.30   $  11.71   $  10.10
     --------   --------   --------   --------   --------
         0.21       0.14       0.10       0.15       0.15
         2.26       3.04       5.15       0.34       1.85
     --------   --------   --------   --------   --------
         2.47       3.18       5.25       0.49       2.00
     --------   --------   --------   --------   --------
        (0.10)     (0.09)     (0.14)     (0.14)     (0.22)
        (0.77)     (0.44)     (0.28)     (0.76)     (0.17)
     --------   --------   --------   --------   --------
        (0.87)     (0.53)     (0.42)     (0.90)     (0.39)
     --------   --------   --------   --------   --------
     $  20.38   $  18.78   $  16.13   $  11.30   $  11.71
     ========   ========   ========   ========   ========
       13.23%     20.12%     47.93%      3.54%     20.52%
     ========   ========   ========   ========   ========
     $424,965   $438,353   $327,542   $181,180   $137,811
        0.58%      0.60%      0.61%      0.56%      0.64%
        0.58%      0.60%      0.61%      0.56%      0.64%
        0.94%      0.84%      0.95%      1.09%      1.55%
        0.94%      0.84%      0.95%      1.09%      1.55%
          47%        35%        75%        81%        93%

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(Unaudited)
--------------------------------------------------------------------------------

RENEWAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

     At its February 17, 2006 meeting, the Board of Trustees ("Board") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds (the "Funds") and each Investment Advisory Agreement between the Manager and the subadvisors, on behalf of the Funds. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor. In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held separate meetings on December 8, 2005, February 8, 2006 and February 17, 2006 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     The Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Funds;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus comparable indices;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and whether (and if so, why) such subadvisor should have its contract renewed;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - a table detailing the Manager's profitability with respect to each Fund;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

     Provided below is an overview of the primary factors the Board considered at its February 2006 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. In addition, while the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

  Nature, Extent and Quality of Services

     With respect to the renewal of the Management Agreement, the Board considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new series so as to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

  Investment Performance

     The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. A discussion regarding the Board's considerations with respect to the Small Cap Value Fund's performance appears below under "Additional Considerations and Conclusions with Respect to the Small Cap Value Fund."

  Cost of Services and Profits Realized

     In analyzing the cost of services and profitability of the Manager in connection with its investment advisory services to a Fund, the Board considered the Manager's operations and low cost structure. The Board noted that the Manager proposed to continue most of the expense waivers and reimbursements that were in place for each applicable Fund's 2005 fiscal year. The Board also noted that each sub-advised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds.

     In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to a Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     A discussion regarding the Board's considerations with respect to the Small Cap Value Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to the Small Cap Value Fund."

  Economies of Scale

     In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board noted that, in many cases, the Manager has negotiated breakpoints in the subadvisory fee rate. The Board also noted, where applicable, for purposes of determining the investment advisory fee charged to

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a subadvisor on behalf of AMR Corporation and its pension plans shall be considered. Thus, the Funds are able to receive additional breakpoint benefits resulting from the subadvisor's management of a larger pool of assets. With respect to the management fee, the Board acknowledged the Manager's low cost structure and the increasing costs of personnel, technology and operations. Based on these considerations, the Board concluded that the Funds' fee structures are reasonably designed to pass on economies of scale to Fund shareholders.

  Benefits to be Derived from the Relationship with the Funds

     The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board noted that the Manager and the subadvisors may not direct the Funds' brokerage transactions to certain brokers to obtain research and other services and that the Funds participate in a brokerage recapture program. After consideration of this information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE SMALL CAP VALUE
FUND

     The benchmark index referred to below is the Small Cap Value Fund's broad-based market index included in the Historical Performance section of the Prospectuses. The Lipper Small-Cap Value Fund Index includes up to the 30 largest funds in the Lipper Small-Cap Value category, where the Fund is classified by Lipper.

     In considering the renewal of the Management Agreement and each Investment Advisory Agreement (collectively, the "Agreements") with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 1st quintile for the four- and five-year periods, the 2nd quintile for the three-year period and the 3rd quintile for the one- and two-year periods compared to the returns of a peer group of mutual funds identified by Lipper as having an investment objective similar to the Fund; (2) the Fund's total return performance exceeded the Lipper Small-Cap Value Fund Index for all relevant periods except the one-year period; (3) the portion of Fund assets allocated to Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow") outperformed the Fund's benchmark index for all relevant periods; (4) the portion of Fund assets allocated to Brandywine Asset Management, LLC ("Brandywine") outperformed the Fund's benchmark index for all relevant periods except the three-year period;
(5) the portion of Fund assets allocated to Hotchkis and Wiley Capital Management, LLC ("Hotchkis") outperformed the Fund's benchmark index for all relevant periods; and (6) the portion of Fund assets allocated to The Boston Company Asset Management ("TBCAM") outperformed the Fund's benchmark index for all relevant periods.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses were in the 1st quintile, and actual

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

management fees (including administrative fees) were in the 2nd quintile compared to the expenses and fees of a peer group of similar funds classified by Lipper, where the 1st quintile represents the lowest fees or expenses among the group; (2) Brandywine and SSgA Funds Management, Inc. represented that they do not charge a lower fee rate for comparable client services, while Hotchkis and TBCAM represented that they do not provide similar services to any comparable accounts; (3) Dreman Value Management, LLC represented that the Fund's fee schedule is similar to comparable accounts; (4) Opus Capital Management, Inc. represented that it does not charge a lower fee for comparable client services with the exception of one account; and (5) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including the oversight of the Fund's subadvisors; (3) determined that the Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts, if you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             american-beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures the Fund uses
semi-annual and annual report, the Fund files a complete           to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in the Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Fund's Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. The Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Fund's Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. The Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of the Fund's portfolio holdings is also available
on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     ERNST & YOUNG LLP      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Chicago, Illinois      Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Small Cap Value Fund is a service mark of American Beacon Advisors, Inc.
                                                                       SAR 04/06
                                                                          537381

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


APRIL 30, 2006


EQUITY FUNDS


BALANCED FUND

LARGE CAP GROWTH FUND

MID-CAP VALUE FUND

SMALL CAP VALUE OPPORTUNITY FUND

EMERGING MARKETS FUND



BOND FUNDS


HIGH YIELD BOND FUND

ENHANCED INCOME FUND

INTERMEDIATE BOND FUND

SHORT-TERM BOND FUND

About American Beacon
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company



                                                Contents
                                                -----------------------------------------------
                                                President's Message...........                1
                                                American Beacon Funds'
                                                   Performance................                2
                                                Market and Performance
                                                   Overviews..................             3-27
                                                American Beacon Schedules of Investments
                                                   Balanced Fund..............               28
                                                   Large Cap Growth Fund......               37
                                                   Mid-Cap Value Fund.........               42
                                                   Small Cap Value Opportunity
                                                      Fund....................               45
                                                   Emerging Markets Fund......               49
                                                   High Yield Bond Fund.......               56
                                                   Enhanced Income Fund.......               63
                                                   Intermediate Bond Fund.....               70
                                                   Short-Term Bond Fund.......               76

                                                Additional Information.............. Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                             April 30, 2006

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      Enclosed please find the
                                                      Semi-Annual Report for the
                                                      American Beacon Funds for
                                                      the six months ended April
                                                      30, 2006. During this
                                                      time, most markets
                                                      experienced strong gains.
                                                      The Dow Jones Industrial
                                                      Average posted gains of
                                                      10.2%, the S&P 500 Index
                                                      increased by 9.6%, and the
                                                      MSCI EAFE Index returned
                                                      22.9%. As of April 30,
                                                      2006, the 10-Year Treasury
                                                      interest rate was 5.1%,
                                                      resulting in an 0.56%
                                                      total return for the bond
                                                      market, as defined by the
                                                      Lehman Brothers Aggregate
                                                      Index. Additionally, the
Federal Reserve Board increased the fed funds rate to 4.75%, up 1.00% during the six-month period.

     The American Beacon equity funds posted strong returns in absolute terms for the six-month period. The Institutional Class of the Emerging Markets Fund posted an increase of 35.95% during the six months.

     For the fixed-income funds, we saw rising interest rates offset the coupon rates of the fund's holding to some extent, resulting in modest but positive returns. The High Yield Bond Fund-Institutional Class gained 5.03% for the six months. The Enhanced Income, Intermediate Bond, and Short-Term Bond Funds all posted positive returns for the six-month period.

     Our hope is that the enclosed market overviews, portfolio listings, and detailed financial data are helpful to you. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

AMERICAN BEACON FUNDS

April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                    AVERAGE ANNUALIZED TOTAL RETURN AS OF
                                                                                               APRIL 30, 2006
                                                                                   ---------------------------------------
                                                              INCEPTION   TICKER                                10 YEAR/
                                                                DATE      SYMBOL   1 YEAR   3 YEAR   5 YEAR   SINCE INCEP.
                                                              ---------   ------   ------   ------   ------   ------------
Balanced Fund -- Institutional                                 7/17/87    AADBX    11.60%   14.98%    8.08%        8.80%
Balanced Fund -- PlanAhead                                      8/1/94    AABPX    11.39%   14.57%    7.81%        8.50%
Balanced Fund -- Service                                       5/31/05    ABLSX    10.84%   14.38%    7.70%        8.45%
Balanced Fund -- AMR                                            8/1/94    AABNX    11.89%   15.20%    8.39%        9.09%
     Lipper Balanced Funds Index                                                   12.57%   11.52%    4.62%        7.73%
Large Cap Growth Fund -- Institutional                         7/31/00    ALCGX    15.59%   13.16%   -0.55%       -6.50%
Large Cap Growth Fund -- AMR                                   7/31/00    ALFIX    15.94%   13.33%   -0.43%       -6.36%
     Lipper Large-Cap Growth Funds Index                                           17.74%   12.37%   -1.00%       -6.70%
Mid-Cap Value Fund -- Institutional                           02/28/06    AACIX    19.49%     N/A      N/A        15.78%
Mid-Cap Value Fund -- PlanAhead                               02/28/06    AMPAX    19.49%     N/A      N/A        15.78%
Mid-Cap Value Fund -- AMR                                     06/30/04    AMDIX    19.64%     N/A      N/A        15.85%
     Lipper Mid-Cap Value Funds Index                                              23.02%     N/A      N/A        15.45%
Small Cap Value Opportunity Fund -- Institutional             03/31/06    ASOIX      N/A      N/A      N/A         1.80%
Small Cap Value Opportunity Fund -- PlanAhead                 03/31/06    ASDPX      N/A      N/A      N/A         1.80%
     Lipper Small-Cap Value Funds Index                                              N/A      N/A      N/A         0.86%
Emerging Markets Fund -- Institutional                         7/31/00    AEMFX    58.14%   43.54%   24.24%       15.56%
Emerging Markets Fund -- PlanAhead                             10/1/02    AAEPX    57.91%   43.23%   24.01%       15.37%
Emerging Markets Fund -- AMR                                   7/31/00    AAMRX    58.56%   43.92%   24.53%       15.85%
     Lipper Emerging Markets Funds Index                                           61.47%   45.13%   24.25%       15.67%
High Yield Bond Fund -- Institutional                         12/29/00    AYBFX     8.53%    8.27%    9.10%        9.24%
High Yield Bond Fund -- PlanAhead                               3/1/02    AHYPX     8.37%    7.97%    8.85%        9.00%
     Lipper High Current Yield Funds Index                                          9.03%    9.97%    6.99%        6.95%
Enhanced Income Fund -- PlanAhead                               7/1/03    AANPX     4.41%     N/A      N/A         3.28%
     Lipper Interm. Investment Grade Index                                          0.83%     N/A      N/A         2.24%
Intermediate Bond Fund -- Institutional                        9/15/97    AABDX     0.58%    2.43%    4.81%        5.54%
Intermediate Bond Fund -- PlanAhead                             3/2/98    AAPAX    -0.03%    1.93%    4.26%        5.09%
     Lipper Interm. Investment Grade Index                                          0.83%    2.74%    4.99%        5.58%
Short-Term Bond Fund -- Institutional                          12/3/87    AASBX     2.58%    2.02%    3.58%        4.96%
Short-Term Bond Fund -- PlanAhead                               8/1/94    AALPX     1.93%    1.44%    3.06%        4.45%
     Lipper Short Investment Grade Index                                            2.34%    1.84%    3.06%        4.59%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be higher or lower than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class. Performance shown for the Service Class prior to its inception date is that of the Institutional and PlanAhead Classes since their inception dates. Fund performance does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

DOMESTIC EQUITY MARKET OVERVIEW
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

Stocks continued their healthy climb despite high energy prices. Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors' confidence remained firm.

     Small-cap stocks in the U.S. continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. Value outperformed growth for the period, also continuing a multi-year trend. International stocks continued to produce outstanding gains most notably in Japan and emerging markets.

     All eyes remained on the Federal Reserve Board ("the Fed") as it's measured pace of raising short-term rates continued. On March 28, the Fed raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed's 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.)

     Because the Fed's actions affect the economy with a lag, investors are watching economic measures more closely -- either for evidence that higher rates are slowing the economy, or for evidence that the economy can continue to grow with modest inflation while absorbing higher rates (the so-called "goldilocks" scenario). Heightened focus on the Fed and the economy has led to increased volatility of equity returns, as daily market swings of 1% or more have become more common.

     While the ultimate effect of the Fed tightening cycle remains to be seen, its effect on stock market returns will be reflected in the earnings growth and valuation of the overall market. At the most basic level, market returns are comprised of three components: earnings growth, the valuation of those earnings (i.e. price-to-earnings ("P/E") expansion or contraction) and dividend yield. The current environment for each component of return warrants some discussion.

     EARNINGS: Earnings growth for the six months ended April 30 (and the past several years) has been robust and well above the long-term average. While there has been some deceleration over the six months, double-digit growth has continued longer than most expected. Looking forward, earnings growth from the financial sector may slow as higher short-term borrowing costs crimp earnings. Additionally, the energy sector has been the largest contributor to earnings growth and could see an earnings slowdown if energy prices pause or decline.

     VALUATION: While P/E ratios (the price of a stock divided by its anticipated earnings per share) have compressed significantly this decade, the P/E of the S&P 500, based on reported earnings, remains at 17 times earnings. This compares with a long-term average (since 1926) of 15 times earnings. Higher interest rates typically reduce the multiple that investors are willing to pay for stocks. Most importantly, however, the contribution of P/E expansion to market returns over long periods is small and is dwarfed in importance by earnings growth and dividend yield.

     DIVIDENDS: Returning capital to shareholders via dividends continues to grow in popularity. Favorable tax treatment, demographic trends, and investor pressure have all been supportive of higher dividend payouts. However, because earnings growth has been more robust, the percentage of earnings paid out in dividends is near an all-time low. This should be supportive of higher dividend payouts over time. Dividends will continue to be a critical component of overall return.

     Overall, the outlook for stock returns appears mixed. On the bullish side, the economy remains resilient, corporate earnings are strong and profit margins remain high. Investor concerns include a slowing economy, perhaps induced by higher interest rates hurting the housing sector and consumer spending. Additionally, we have enjoyed the longest bull market since 1982 and the second longest period ever without a 10% correction, recent market weakness and volatility notwithstanding.

April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     Regardless of future trends in the economy or markets, stock selection will remain the key driver of performance going forward. This is especially true in the current environment where, thanks to multi-year performance advantages of small-cap over large-cap and value over growth, the lines between various styles are less defined. So, stock selection may be more important than style or market cap going forward.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class returned 7.21% for the six months ended April 30, 2006, underperforming the 60% S&P 500 Citigroup Value/40% Lehman Brothers Aggregate Index benchmark return of 8.22% and the Lipper Balanced Funds Index return of 7.85%.

                                  ANNUALIZED TOTAL RETURNS
                           ---------------------------------------
                                    PERIODS ENDED 4/30/06
                           ---------------------------------------
                           6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                           ---------   ------   -------   --------
Institutional Class(1)...    7.21%     11.60%    8.08%     8.80%
PlanAhead Class(1).......    7.15%     11.39%    7.81%     8.50%
Service Class(1,2).......    6.92%     10.84%    7.70%     8.45%
AMR Class(1).............    7.41%     11.89%    8.39%     9.09%
Lipper Balanced Funds
 Index...................    7.85%     12.57%    4.62%     7.73%
S&P 500 Index(3).........    9.64%     15.42%    2.70%     8.94%
Linked S&P 500/ Citigroup
 Value Index(3)..........   13.57%     20.87%    4.28%     9.55%
Lehman Bros. Aggregate
 Index(3)................    0.56%      0.71%    5.16%     6.33%
Balanced Composite
 Index(4)................    8.22%      9.37%    3.97%     8.24%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the one-year, five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/96 up to 6/1/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/96.

3. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The Linked S&P 500/Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Index") up to October 31, 2005 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio, and dividend yield, representing 50% of the total market value of the S&P 500. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

4.  60% Linked S&P 500/Citigroup Value Index, 40% Lehman
    Brothers Aggregate Index.

     During the six-month period, the Fund's assets on average were invested 65% in equities (including equitized cash) and 35% in fixed-income securities, ending the period with 66% in equities/equitized cash and 34% in fixed-income securities.

     The equity portion of the Fund (excluding equitized cash) returned 11.2%, underperforming the S&P 500/Citigroup Value Style Index ("Citigroup Index") return of 13.6%. The Fund underperformed the Citigroup Index both due to stock selection and sector allocation. Stock selection in the Financials and Energy sectors detracted most from the Fund's performance. In the Financials sector, St. Paul Travelers (down 1.2%) and SLM (down 4.0%) hurt Fund performance while the Fund's positions in ConocoPhillips (up 2.9%) and Devon Energy (down 0.1%) accounted for a large portion of the Energy sector's underperformance.

     Equity sector allocation also had a negative impact on the Fund's relative returns during the six-month period, as the Fund was overweight in the Health Care and Consumer Staples sectors, two of the poorer performing sectors of the Citigroup Index.

     The fixed-income portion of the Fund returned 0.7% for the six-month period, slightly outperforming the Lehman Brothers Aggregate Index ("Lehman Index") return of 0.6%. The Fund's fixed-income performance was due mostly to good issuer selection in Finance and Industrial names within the Corporate sector. The Fund's average duration during the six-month period was 3.3 years (versus the Lehman Index average duration of 4.6 years), which helped performance as interest rates rose during the period.

     The sub-advisors continue to focus on the disciplined selection of attractive securities with a goal of long-term added value.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

                                                      % OF
                                                    EQUITIES
                                                    --------
Bank of America Corp.                                 2.0%
ConocoPhillips                                        1.8%
Citigroup, Inc.                                       1.5%
Altria Group, Inc.                                    1.3%
JP Morgan Chase & Co.                                 1.3%
Tyco International Ltd.                               1.0%
MetLife, Inc.                                         1.0%
Washington Mutual, Inc.                               1.0%
Electronic Data Systems Corp.                         1.0%
Nokia Corp.                                           0.9%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           29.1%
Industrials                                          14.4%
Consumer Staples                                      8.7%
Consumer Discretionary                                8.6%
Information Technology                                8.5%
Energy                                                8.1%
Health Care                                           7.8%
Utilities                                             6.2%
Materials                                             5.6%
Telecommunication Services                            3.0%

FIXED-INCOME SECTOR ALLOCATION

                                                  % OF FIXED
                                                    INCOME
                                                  ----------
Agency                                              30.2%
Mortgage-Backed                                     28.4%
Corporate Bonds                                     24.6%
Treasury                                            15.7%
Asset-Backed                                         1.1%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned 8.30% for the six months ended April 30, 2006, compared to the Russell 1000 Growth Index ("Index") return of 7.06% and the Lipper Large-Cap Growth Funds Index return of 6.56%.

                                  ANNUALIZED TOTAL RETURNS
                            ------------------------------------
                               PERIODS ENDED 4/30/06
                            ---------------------------   SINCE
                            6 MONTHS*   1 YEAR   5 YEAR   INCEP.
                            ---------   ------   ------   ------
Institutional Class(1)....    8.30%     15.59%   -0.55%   -6.50%
AMR Class(1)..............    8.47%     15.94%   -0.43%   -6.36%
Lipper Large-Cap Growth
 Funds Index..............    6.56%     17.74%   -1.00%   -6.70%
Russell 1000 Growth
 Index(2).................    7.06%     15.18%   -0.76%   -6.82%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.  Russell 1000(R) Growth Index is a service mark of the Frank
    Russell Company. The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with above-average price-to-book ratios and above-average forecasted growth values.

     The Fund gained relative value versus the Index due to good stock selection, as sector allocation detracted slightly from performance.

     From a stock selection standpoint, the Fund added value in seven of ten sectors. Most of the value added was generated in the Information Technology, Materials, Financials and Consumer Discretionary sectors. Positions in Corning, Inc. (up 37.5%) and Western Digital Corp. (up 73.9%) contributed most to the Information Technology sector's relative performance. In Materials, the Fund benefited from owning Monsanto Company (up 33.0%) and United States Steel Corp. (up 88.4%). The Goldman Sachs Group, Inc. (up 27.4%) and Circuit City Store, Inc. (up 61.9%) were the top contributors in the Financials and Consumer Discretionary sectors, respectively. The only significant detractor was poor stock selection in the Health Care sector, where positions in Amgen, Inc. (down 10.6%) and Johnson & Johnson (down 5.4%) hurt performance.

     Looking forward, the Fund's sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above average growth potential.

TOP TEN HOLDINGS

                                                    % OF NET
                                                     ASSETS
                                                    --------
General Electric Co.                                  5.1%
Procter & Gamble Co.                                  3.8%
Cisco Systems, Inc.                                   2.8%
Microsoft Corp.                                       2.7%
Johnson & Johnson                                     2.1%
The Boeing Co.                                        2.0%
Google, Inc.                                          1.9%
Amgen, Inc.                                           1.8%
Texas Instruments, Inc.                               1.8%
Coach, Inc.                                           1.5%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Information Technology                               23.7%
Health Care                                          19.0%
Consumer Discretionary                               16.6%
Industrials                                          15.4%
Consumer Staples                                      8.5%
Financials                                            8.3%
Energy                                                3.9%
Materials                                             3.1%
Utilities                                             1.2%
Telecommunication Services                            0.3%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Mid-Cap Value Fund returned 11.13% for the six months ended April 30, 2006. The Fund trailed the Russell Midcap Value Index ("Index") return of 13.58% and the Lipper Mid-Cap Value Funds Index return of 13.77%.

                                         TOTAL RETURNS
                                  ---------------------------
                                     PERIODS ENDED 4/30/06
                                  ---------------------------
                                                       SINCE
                                  6 MONTHS*   1 YEAR   INCEP.
                                  ---------   ------   ------
Institutional Class(1,3)........    11.13%    19.49%   15.78%
PlanAhead Class (1,2)...........    11.13%    19.49%   15.78%
AMR Class(1)....................    11.27%    19.64%   15.85%
Lipper Mid-Cap Value Funds
  Index.........................    13.77%    23.02%   15.45%
Russell Midcap Value Index(4)...    13.58%    24.75%   20.75%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance represents the total returns achieved by the AMR class from 6/30/04 up to 3/1/06, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 6/30/04.

3. Fund performance represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04.

4.  Russell Midcap(R) Value Index is a service mark of the Frank
    Russell Company. The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with below-average price-to-book ratios and below-average forecasted growth values.

     The Fund underperformed the Index primarily due to stock selection, as sector allocation detracted only slightly. The Fund's investments in the Financials sector hurt performance most. The largest detractors were Willis Group Holdings (down 4.2%), First American Financial (down 2.0%), XL Capital (up 4.2%), and American Financial Realty Trust (down 3.2%). Stock selection in the Consumer discretionary and Industrials sectors also hurt the fund's performance. In the Consumer discretionary sector, holdings in Rent-A-Center (up 53.3%) and Sherwin-Williams (up 21.0%) aided Fund performance, but not enough to offset the impact of positions in Lear (down 21.0%), RadioShack (down 22.2%), and Valassis Communications, Inc. (down 6.3%). American Power Conversion (up 5.0%) was responsible for most of the underperformance in the Industrials sector. The Fund's holdings in the Health Care, Consumer Staples and Materials sectors added value relative to the Index, but not enough to offset the shortfall of the sectors mentioned above. Top contributors were AmerisourceBergen and Hillenbrand Industries in the Health Care sector, Loews and Reynolds American in Consumer Staples and Lafarge in Materials.

     Sector weightings detracted only slightly from the Fund's performance relative to the Index. An underweight in Utilities, the worst performing sector in the Index, and an overweight in Industrials, the second best performing sector in the Index, added value. Offsetting these positives were an underweight in Materials, the best performing sector of the Index, and an overweight in Health Care, the second worst performing sector.

     The sub-advisors' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer-term.

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                    % OF NET
                                                     ASSETS
                                                    --------
Whirlpool Corp.                                       3.7%
Torchmark, Inc.                                       2.5%
XL Capital Ltd.                                       2.2%
AmerisourceBergen Corp.                               2.2%
Magna International, Inc.                             2.2%
Kennametal, Inc.                                      2.1%
Sempra Energy                                         2.0%
NBTY, Inc.                                            1.8%
Loews Corp.                                           1.8%
Radian Group, Inc.                                    1.8%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           27.2%
Consumer Discretionary                               25.7%
Industrials                                          15.6%
Health Care                                           9.6%
Utilities                                             7.7%
Consumer Staples                                      6.4%
Information Technology                                4.3%
Energy                                                2.3%
Materials                                             1.2%

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Opportunity Fund returned 2.00% for the one-month period from its inception on March 31 through April 30, 2006. The Fund was well ahead of the Russell 2000 Value Index ("Index") return of 0.27% and outperformed the Lipper Small-Cap Value Funds Index return of 0.86%.

                                             TOTAL RETURNS
                                           ------------------
                                             PERIODS ENDED
                                                4/30/06
                                           ------------------
                                                       SINCE
                                           1 MONTH*   INCEP.*
                                           --------   -------
Institutional Class(1)...................    2.00%     2.00%
PlanAhead Class(1).......................    1.90%     1.90%
Lipper Small-Cap Value Funds Index.......    0.86%     0.86%
Russell 2000 Value Index(2)..............    0.27%     0.27%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.  Russell 2000(R) Value Index is a service mark of the Frank
    Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values.

     The Fund exceeded the Index due to good stock selection, as sector allocation was neutral. Most of the excess performance came from the Fund's holdings in the Financials sector, where Corus Bankshares (up 12.6%), First Republic Bank/ San Francisco (up 15.1%), and Accredited Home Lenders (up 12.9%) were the largest contributors. Holdings in the Industrials and Information Technology sectors also were a source of excess performance. Among the Fund's Industrial sector holdings, Gardner Denver (up 14.3%), Universal Forest Products (up 17.8%), and Old Dominion Freight Line (up 19.5%) added the most value. In the Information Technology sector, CommScope (up 15.8%), Belden CDT (up 14.9%), and Sykes Enterprises (up 14.2%) were responsible for a large portion of the excess return.

     The sub-advisor's disciplined approach of investing in a diversified portfolio of small cap value companies should allow the Fund to generate competitive performance over longer periods of time.

TOP TEN HOLDINGS

                                                    % OF NET
                                                     ASSETS
                                                    --------
Corus Bankshares, Inc.                                1.3%
Gardner Denver, Inc.                                  1.3%
Kennametal, Inc.                                      1.3%
FelCor Lodging Trust, Inc.                            1.2%
Consolidated Graphics, Inc.                           1.2%
Commercial Metals Co.                                 1.2%
Eagle Materials, Inc.                                 1.2%
Belden CDT, Inc.                                      1.1%
Accredited Home Lenders Holding Co.                   1.1%
Dollar Thrifty Automotive Group, Inc.                 1.1%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           31.7%
Industrials                                          17.6%
Consumer Discretionary                               13.4%
Information Technology                               11.5%
Materials                                             7.5%
Health Care                                           5.2%
Energy                                                5.1%
Utilities                                             4.0%
Consumer Staples                                      2.3%
Telecommunication Services                            1.7%

EMERGING MARKETS OVERVIEW
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

In the six months ended April 30, 2006, the Emerging Markets (up 38.6% in local currency terms and 37.6% in dollar terms) as measured by the MSCI Emerging Markets Index significantly outperformed developed markets as investors opted to invest in riskier assets. Emerging Markets outperformed developed markets by 22% during the period in review and by more than 10% over the last five years. Favorable valuations relative to the developed world and stronger underlying economies enticed investors. Appetite for Emerging Markets equities is at a record high with year to date inflows greater than the whole of 2005. The period in review, however, ended relatively weak due to renewed concerns about US inflation and Fed tightening.

     The Emerging Europe Middle East and North Africa (EMEA) was the best performing region (up 49.4% in local currency terms and 40.4% in dollar terms) as solid GDP growth and stable inflation fueled stocks. Russia (up 105% in local currency terms and 107.0% in dollar terms) continued to shine given skyrocketing oil prices during the quarter. Domestic consumption remained robust as evidenced by surging retail sales in 2005. The Russian government continued its economic liberalization efforts by proposing legislation to diversify the economy from its volatile oil sector. South Africa (up 47.5%) saw strength from both domestic and export sectors. Resource oriented stocks benefited from booming commodity markets while domestic growth was boosted by a period of monetary and fiscal stimulus.

     Emerging Asia followed EMEA, returning 36.7% (29.2% in local currency terms). The region was supported by strong exports and inflows into the market. South Korea showed strong performance, consecutively peaking to all time highs. However, the country has recently marked a correction. While investors had been positive due to falling oil prices and earnings of Korean companies that are dependent on domestic consumption recovery, demanding valuations, large domestic investor redemptions and concerns over global growth have pressured the market lower. Chinese equities (up 41.2%) saw a broad rally, with domestic demand-driven sectors leading. China demonstrated strong GDP growth in 2005, despite slowing fixed asset investment as the components of growth have gradually started to shift towards more consumption from a heavy dependence on investment.

     Latin America continued to rally, surging 36.3% in dollar terms (31.2% in local currency terms) during the period. The re-rating of the asset class continued with inflows reaching record levels in early 2006 as both economic fundamentals and valuations remained attractive. The period in review, however, ended relatively weak due to renewed concerns about US inflation and Fed tightening. Nevertheless, performance was strong across the region with particular strength in Brazil, which surged 43.5%. Among the major markets, Mexico and Chile followed returning 28.1% and 10.5%, respectively. Venezuela and Argentina led the smaller markets. Venezuela surged 74.5% after the country's largest telecom company rallied on news of a significant bid by Mexico's America Movil, the region's largest wireless service provider. Argentina (up 55%), despite rising inflation and ongoing political concerns, was driven by an impressive rally in energy stocks.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 35.95% for the six months ended April 30, 2006. The Fund underperformed the MSCI Emerging Markets Index ("Index") return of 37.60% and the Lipper Emerging Market Funds Index return of 36.64% for the period.

                                  ANNUALIZED TOTAL RETURNS
                          ----------------------------------------
                                   PERIODS ENDED 4/30/06
                          ----------------------------------------
                                                            SINCE
                          6 MONTHS*    1 YEAR    5 YEARS    INCEP.
                          ---------    ------    -------    ------
Institutional
 Class(1)...............    35.95%     58.14%     24.24%    15.56%
PlanAhead Class(1,2)....    35.79%     57.91%     24.01%    15.37%
AMR Class(1)............    36.10%     58.56%     24.53%    15.85%
Lipper Emg Mkt Funds
 Index..................    36.64%     61.47%     24.25%    15.67%
MSCI Emg Mkts
 Index(3)...............    37.60%     62.31%     23.72%    15.43%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00.

3. The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

     Although both country allocation and stock selection added value, the Fund underperformed the Index over the six-month period primarily due to Fund expenses and lower returns than the Index on the Fund's cash balances. Although the average cash balance was a fairly modest 6.7%, it created a significant drag on Fund performance given the strength of the emerging markets asset class during the period.

     Country allocation added value as the Fund underweighted the three worst-performing markets in the Index for the six-month period -- Jordan (down 16.5%), Chile (up 10.9%) and Israel (up 11.3%). The Fund also added value by overweighting India, which gained 48.2% during the period. The lone significant country detraction during the period resulted from overweighting Mexico, as it underperformed the Index with a return of 28.0%.

     Stock selection was slightly positive during the six-month period, as strong selections in India, South Africa, South Korea, Taiwan, Turkey, and Malaysia more than offset poor selections in China, Mexico, and Brazil. In India, Bharat Heavy Electronics gained 109.0%, while Mahanagar Telephone Nigam returned 98.0%. In South Africa, Impala Platinum Holdings (up 82.6%) and two financial companies -- African Bank Investments (up 94.1%) and Nedbank Group (up 64.7%) -- outperformed. In South Korea, Kookmin Bank gained 62.6%, and Korea Zinc returned 163.0%.

     Top contributors included High Tech Computer (up 201.3%) and Delta Electronics (up 85.0%) in Taiwan, Dogan Yayin Holdings (up 100.5%) and Akcansa Cimento (up 98.8%) in Turkey, and Resorts World (up 32.9%) and Genting (up 28.9%) in Malaysia. Positions that failed to keep pace with their home markets included China Telecom Corp. (up 9.8%) in China, Telefonos De Mexico (up 10.6%) and Grupo Televisa (up 16.0%) in Mexico, and Empresa Brasileira de Aeronautica (Embraer) (up 0.8%) in Brazil.

     The Fund's basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                    % OF NET
                                                     ASSETS
                                                    --------
LUKOIL Oil Co. ADR                                    3.3%
Petroleo Brasileiro S.A. ADR                          2.1%
Samsung Electronics Company Ltd.                      1.9%
America Movil S.A. de C.V., ADR                       1.5%
RAO Gazprom, ADR                                      1.4%
Grupo Televisa, S.A., ADR                             1.3%
Wal-Mart de Mexico, S.A. de C.V.                      1.2%
United Microelectronics Corp.                         1.2%
Kookmin Bank                                          1.2%
Petroleo Brasileiro S.A., ADR                         1.1%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                            20.5%
Consumer Discretionary                                13.4%
Energy                                                12.9%
Industrials                                           10.9%
Information Technology                                10.8%
Telecommunication Services                            10.6%
Materials                                              9.3%
Consumer Staples                                       5.4%
Utilities                                              4.1%
Health Care                                            2.1%

COUNTRY ALLOCATION

                                  (PIE CHART)

                       SOUTH KOREA   BRAZIL   TAIWAN   SOUTH AFRICA   MEXICO   INDIA   RUSSIA   HONG KONG   CHINA   MALAYSIA
                       -----------   ------   ------   ------------   ------   -----   ------   ---------   -----   --------
                         15.5%        13.1    12.6%       11.0%       8.4%     8.1%    7.5%       3.7%      3.5%     2.8%

                       TURKEY   POLAND   THAILAND   INDONESIA   HUNGARY   ISRAEL   MOROCCO   PHILIPPINES   AUSTRIA   CHILE
                       ------   ------   --------   ---------   -------   ------   -------   -----------   -------   -----
                       2.7%     2.5%      2.3%        1.9%       1.0%     0.9%      0.6%        0.6%        0.4%     0.4%

                       COLOMBIA   CZECH REPUBLIC   PERU   ARGENTINA
                       --------   --------------   ----   ---------
                        0.2%          0.2%         0.1%     0.0%

     Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

DOMESTIC BOND MARKET OVERVIEW
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT GRADE*
For the six-month period ended April 30, 2006, the investment grade fixed income market, as defined by the Lehman Brothers Aggregate Index (the "Index"), returned 0.56%. Despite the rising interest rate environment, the fixed income markets managed to produce relatively attractive total returns during the period.

                                   TOTAL RETURNS
                               ----------------------
                               PERIODS ENDED 4/30/06
                               ----------------------
                               6 MONTH       12 MONTH
                               -------       --------
Lehman Aggregate                 0.56%         0.71%
Lehman Gov/Credit                0.13%         0.20%
-----------------------------------------------------
SECTOR
US Treasury                     -0.14%        -0.22%
US Agency                        0.87%         1.33%
Mortgage Backed                  1.25%         1.55%
Commercial MBS                   0.76%         0.67%
Asset Backed                     1.36%         2.02%
U.S. Credit:                     0.04%         0.12%
  Industrial                    -0.27%        -0.51%
  Utility                       -0.17%        -0.40%
  Finance                        0.49%         0.65%
  Non-Corporate                 -0.06%         0.78%
-----------------------------------------------------
CREDIT QUALITY
Aaa                              0.70%         0.88%
Aa                               0.22%         0.19%
A                               -0.16%        -0.39%
Baa                              0.13%         0.44%
-----------------------------------------------------
U.S. TREASURY
6 Month                          2.07%         3.63%
2 Year                           1.25%         1.78%
5 Year                          -0.26%        -1.20%
10 Year                         -2.33%        -3.49%
30 Year                         -6.01%        -7.13%

(source: Lehman Brothers)

     During this period, the Federal Reserve Bank (the "Fed") raised the federal funds rate by 1.00%, from 3.75% to 4.75%, and market participants widely expected a rate of 5.00% at the next Fed meeting. The yield curve ended the period very flat with the two-year Treasury yielding 4.86%, ten-year Treasuries yielding 5.05%, and 30-year bonds at 5.16%. The yield curve began to invert in late 2005 as the Fed raised rates, but solid economic growth and lingering inflation fears in early 2006 pushed longer term rates up, thus flattening the yield curve. All eyes were on the Fed and the ultimate destination of short-term interest rates.

     For the first time in 18 years, we witnessed a change in leadership at the Fed. Alan Greenspan's succession by Ben Bernanke was a smooth transition, but it led to renewed speculation about the Fed's approach towards monetary policy and the path of interest rates.

     Within the investment grade fixed income markets, the largest determinant of sector returns during the period came from duration. Each sector has a different duration, so intra-sector comparisons are difficult at face value. On a duration-adjusted basis, the various spread sectors (including Credit, Mortgages, Commercial Mortgage Backed Securities, Asset-Backed Securities, and Agencies) outperformed Treasuries as spreads tightened in response to increased investor demand for yield. The mortgage market also benefited from a moderation in prepayment activity caused by rising interest rates. Within the Credit sector, total returns across the credit spectrum were mixed, but in general, lower quality outperformed higher quality as investors sought higher yields.

     The highest total return among the major asset classes during the six months ended April 30, 2006 came from mortgages, where a combination of low duration and moderate refinancing activity helped this sector outperform. A relatively low duration** was the primary reason for its outperformance as interest rates rose across the yield curve; however, mortgages also benefited from the rising rate environment as refinancing activity decreased. Rates on all types of mortgage products rose, which lowered the incentive for homeowners to refinance. Mortgage refinancing was a persistent factor in the mortgage market when interest rates hovered at unusually low

April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

levels, but with the recent interest in longer-term interest rates, refinancing activity has diminished.

* Credit ratings are a measure of the quality and safety of a bond based on the issuer's financial condition. Typically, AAA is the highest (best) and D is the lowest (worst) with those rated BBB and higher considered to be investment grade.

** Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer duration are typically more sensitive to changes in interest rates.

                              (PERFORMANCE GRAPH)

                                                                            4.76                               3.88
                                                                            4.90                               4.21
                                                                            4.89                               4.24
                                                                            4.89                               4.27
                                                                            4.88                               4.29
                                                                            4.87                               4.32
                                                                            4.87                               4.35
                                                                            4.86                               4.37
2 Yr.                                                                       4.86                               4.38
                                                                            4.87                               4.39
                                                                            4.87                               4.39
                                                                            4.88                               4.40
                                                                            4.88                               4.40
                                                                            4.88                               4.41
                                                                            4.89                               4.41
                                                                            4.89                               4.42
                                                                            4.90                               4.42
                                                                            4.90                               4.43
                                                                            4.91                               4.44
5 Yr.                                                                       4.91                               4.44
                                                                            4.92                               4.45
                                                                            4.92                               4.45
                                                                            4.93                               4.46
                                                                            4.94                               4.46
                                                                            4.95                               4.47
                                                                            4.95                               4.47
                                                                            4.96                               4.48
                                                                            4.97                               4.49
                                                                            4.97                               4.49
                                                                            4.98                               4.50
                                                                            4.99                               4.50
                                                                            4.99                               4.51
                                                                            5.00                               4.51
                                                                            5.01                               4.52
                                                                            5.02                               4.52
                                                                            5.02                               4.53
                                                                            5.03                               4.53
                                                                            5.04                               4.54
                                                                            5.04                               4.55
10 Yr.                                                                      5.05                               4.55
                                                                            5.05                               4.55
                                                                            5.05                               4.56
                                                                            5.05                               4.56
                                                                            5.06                               4.56
                                                                            5.06                               4.56
                                                                            5.06                               4.57
                                                                            5.06                               4.57
                                                                            5.06                               4.57
                                                                            5.06                               4.57
                                                                            5.06                               4.58
                                                                            5.07                               4.58
                                                                            5.07                               4.58
                                                                            5.07                               4.58
                                                                            5.07                               4.59
                                                                            5.07                               4.59
                                                                            5.07                               4.59
                                                                            5.07                               4.59
                                                                            5.08                               4.60
                                                                            5.08                               4.60
                                                                            5.08                               4.60
                                                                            5.08                               4.60
                                                                            5.08                               4.61
                                                                            5.08                               4.61
                                                                            5.08                               4.61
                                                                            5.09                               4.61
                                                                            5.09                               4.62
                                                                            5.09                               4.62
                                                                            5.09                               4.62
                                                                            5.09                               4.62
                                                                            5.09                               4.63
                                                                            5.09                               4.63
                                                                            5.09                               4.63
                                                                            5.10                               4.63
                                                                            5.10                               4.64
                                                                            5.10                               4.64
                                                                            5.10                               4.64
                                                                            5.10                               4.64
                                                                            5.10                               4.65
                                                                            5.10                               4.65
                                                                            5.11                               4.65
                                                                            5.11                               4.66
                                                                            5.11                               4.66
                                                                            5.11                               4.66
                                                                            5.11                               4.66
                                                                            5.11                               4.67
                                                                            5.11                               4.67
                                                                            5.12                               4.67
                                                                            5.12                               4.67
                                                                            5.12                               4.68
                                                                            5.12                               4.68
                                                                            5.12                               4.68
                                                                            5.12                               4.68
                                                                            5.12                               4.69
                                                                            5.13                               4.69
                                                                            5.13                               4.69
                                                                            5.13                               4.69
                                                                            5.13                               4.70
                                                                            5.13                               4.70
                                                                            5.13                               4.70
                                                                            5.13                               4.70
                                                                            5.14                               4.71
                                                                            5.14                               4.71
                                                                            5.14                               4.71
                                                                            5.14                               4.71
                                                                            5.14                               4.72
                                                                            5.14                               4.72
                                                                            5.14                               4.72
                                                                            5.15                               4.72
                                                                            5.15                               4.73
                                                                            5.15                               4.73
                                                                            5.15                               4.73
                                                                            5.15                               4.73
                                                                            5.15                               4.74
                                                                            5.15                               4.74
                                                                            5.16                               4.74
                                                                            5.16                               4.74
                                                                            5.16                               4.75
                                                                            5.16                               4.75
                                                                            5.16                               4.75
30 Yr.                                                                      5.16                               4.75

The credit markets have experienced a period of relative calm in 2006 after the domestic auto manufacturers finally found their way out of the investment grade debt markets. Firmly planted in the high yield sector in late 2005, the auto manufacturer impact on the broader investment grade market was minimal. However, as the auto story faded, credit investors quickly shifted gears towards the aggressive shareholder-friendly initiatives that companies, whose stock prices lagged, began to engage. In general, credit fundamentals are very good -- debt issuance is low, balance sheets are strong, and profitability is also strong. Some companies, unfortunately, had this profile along with a flat stock price, which led equity investors to pressure management to increase leverage for the benefit of shareholders. With spreads (or interest rate differentials) at relatively tight levels, managements were further encouraged to use the debt markets for low-cost financing. This environment created significant issuer-specific risk, but fortunately the broader credit market held up relatively well.

                              (PERFORMANCE GRAPH)

                                      INDEX            AAA CREDIT           AA CREDIT           A CREDIT           BAA CREDIT
                                      -----            ----------           ---------           --------           ----------
Apr-04                                88.00               34.00               39.00               68.00              129.00
                                      87.00               34.00               39.00               68.00              127.00
                                      86.00               33.00               40.00               67.00              126.00
                                      83.00               32.00               39.00               66.00              121.00
                                      86.00               33.00               41.00               67.00              127.00
                                      91.00               36.00               44.00               71.00              132.00
                                      94.00               37.00               46.00               75.00              137.00
                                      93.00               36.00               45.00               74.00              135.00
                                      93.00               37.00               46.00               74.00              134.00
                                      93.00               36.00               46.00               74.00              135.00
                                      93.00               36.00               45.00               75.00              134.00
                                      92.00               36.00               45.00               75.00              133.00
                                      92.00               37.00               45.00               75.00              132.00
Jul-04                                95.00               38.00               47.00               77.00              136.00
                                      95.00               38.00               47.00               77.00              137.00
                                      92.00               36.00               47.00               76.00              132.00
                                      91.00               36.00               46.00               75.00              131.00
                                      90.00               36.00               46.00               75.00              128.00
                                      92.00               36.00               47.00               76.00              132.00
                                      92.00               36.00               47.00               76.00              132.00
                                      90.00               35.00               46.00               75.00              129.00
                                      89.00               34.00               45.00               74.00              127.00
                                      87.00               34.00               44.00               73.00              125.00
                                      88.00               34.00               45.00               73.00              127.00
                                      86.00               34.00               44.00               72.00              124.00
                                      86.00               33.00               43.00               70.00              124.00
Oct-04                                84.00               34.00               43.00               70.00              121.00
                                      84.00               34.00               43.00               70.00              121.00
                                      84.00               33.00               42.00               69.00              122.00
                                      86.00               33.00               42.00               69.00              126.00
                                      84.00               33.00               42.00               68.00              123.00
                                      80.00               31.00               39.00               65.00              117.00
                                      79.00               30.00               39.00               64.00              115.00
                                      78.00               29.00               39.00               64.00              115.00
                                      76.00               28.00               37.00               61.00              113.00
                                      77.00               29.00               39.00               63.00              113.00
                                      76.00               28.00               38.00               60.00              112.00
                                      76.00               28.00               38.00               61.00              112.00
                                      76.00               28.00               38.00               61.00              111.00
                                      75.00               28.00               38.00               61.00              110.00
Jan-05                                74.00               28.00               37.00               59.00              109.00
                                      76.00               28.00               38.00               61.00              113.00
                                      77.00               28.00               37.00               61.00              115.00
                                      74.00               28.00               37.00               59.00              111.00
                                      74.00               28.00               38.00               60.00              110.00
                                      74.00               28.00               38.00               59.00              110.00
                                      73.00               28.00               38.00               58.00              108.00
                                      71.00               28.00               36.00               57.00              106.00
                                      71.00               28.00               37.00               57.00              106.00
                                      70.00               27.00               36.00               56.00              105.00
                                      76.00               29.00               39.00               59.00              116.00
                                      78.00               29.00               40.00               59.00              120.00
Apr-05                                86.00               32.00               44.00               67.00              132.00
                                      86.00               31.00               44.00               65.00              133.00
                                      98.00               34.00               47.00               72.00              158.00
                                      93.00               34.00               47.00               69.00              145.00
                                      96.00               34.00               47.00               72.00              151.00
                                      80.00               35.00               47.00               71.00              115.00
                                      85.00               35.00               49.00               77.00              121.00
                                      83.00               35.00               48.00               75.00              120.00
                                      80.00               33.00               47.00               72.00              115.00
                                      87.00               33.00               57.00               76.00              132.00
                                      87.00               34.00               56.00               76.00              132.00
                                      86.00               34.00               55.00               76.00              131.00
                                      88.00               33.00               54.00               76.00              136.00
Jul-05                                85.00               32.00               54.00               74.00              131.00
                                      84.00               32.00               53.00               73.00              130.00
                                      82.00               31.00               52.00               71.00              125.00
                                      80.00               31.00               51.00               70.00              123.00
                                      79.00               32.00               51.00               69.00              119.00
                                      79.00               32.00               51.00               69.00              120.00
                                      80.00               33.00               52.00               69.00              120.00
                                      80.00               33.00               53.00               69.00              121.00
                                      77.00               32.00               53.00               68.00              115.00
                                      83.00               34.00               55.00               72.00              123.00
                                      81.00               34.00               54.00               71.00              120.00
                                      81.00               34.00               54.00               72.00              120.00
                                      81.00               33.00               54.00               71.00              122.00
                                      81.00               32.00               53.00               72.00              120.00
Oct-05                                82.00               33.00               55.00               73.00              122.00
                                      86.00               32.00               55.00               75.00              131.00
                                      83.00               32.00               55.00               74.00              125.00
                                      84.00               33.00               56.00               75.00              126.00
                                      84.00               34.00               57.00               75.00              126.00
                                      85.00               34.00               57.00               76.00              127.00
                                      87.00               35.00               58.00               77.00              131.00
                                      88.00               35.00               57.00               77.00              132.00
                                      88.00               36.00               58.00               78.00              133.00
                                      89.00               37.00               59.00               78.00              134.00
                                      89.00               37.00               59.00               79.00              134.00
                                      82.00               36.00               59.00               78.00              116.00
                                      83.00               37.00               60.00               80.00              116.00
Jan-06                                84.00               37.00               60.00               80.00              117.00
                                      84.00               37.00               60.00               80.00              117.00
                                      83.00               36.00               59.00               79.00              116.00
                                      81.00               36.00               59.00               78.00              113.00
                                      80.00               36.00               59.00               77.00              113.00
                                      80.00               36.00               58.00               77.00              113.00
                                      79.00               36.00               57.00               76.00              111.00
                                      78.00               35.00               57.00               76.00              109.00
                                      78.00               35.00               56.00               76.00              109.00
                                      79.00               35.00               57.00               77.00              111.00
                                      80.00               37.00               58.00               78.00              111.00
                                      81.00               36.00               58.00               78.00              113.00
                                      81.00               37.00               59.00               79.00              113.00
Apr-06                                82.00               38.00               59.00               79.00              114.00
                                      82.00               37.00               60.00               80.00              113.00
                                      81.00               38.00               59.00               79.00              112.00
                                      80.00               37.00               58.00               77.00              109.00

     During the period, credit spreads were flat within the higher quality issuers. Only the triple-B rated issuers tightened on average, which was partially due to the removal of the auto companies from the Index and partially due to investor demand for yield. This spread tightening was also seen, for example, in the high yield markets where incremental yield attracted investors there as well.

     Within the government sectors, Agencies outperformed Treasuries due primarily to their shorter duration. On a duration-adjusted basis, Agencies only minimally outperformed Treasuries as spreads improved only slightly. The headlines were relatively quiet for Agencies during this period. Management and accounting enhancements were being implemented, and investors awaited resolution of Fannie Mae's financial statement adjustments. No surprises or new news surfaced as the investigations continued. Issuance from the Agencies has been low, since their balance sheet growth is restricted; therefore, spreads continue to hover at low levels.

April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Asset-Backed and Commercial Mortgage-Backed sectors produced returns similar to the high quality Credit sector after adjusting for the basic differences in interest rate sensitivity. These sectors are a relatively small portion of the Index, but they posted reasonably attractive returns nonetheless.

     On average, the domestic bond markets continued to post positive total returns despite the rise in interest rates. Going forward, however, with the yield curve extremely flat (relatively little differential between long- and short-term interest rates), the movement of longer-term interest rates will likely dictate bond market returns.

HIGH YIELD BOND MARKET OVERVIEW
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

For the six months ended April 30, 2006, the Citigroup High Yield Market Capped Index returned 4.97%.

     The Federal Reserve raised short term interest rates seven times in 2005, taking the federal funds rate from 2.25% to 4.00%. Under this pressure, it was actually surprising that 10 year Treasury yields only rose 0.25%, and 30 year yields actually declined. From a simplistic perspective, it became harder to justify low high yield returns when alternatives such as money market funds started looking better. This might have been a major reason why high yield mutual funds had net redemptions of over $8 billion from the market.

     Energy prices spiraled upward in 2005. Oil went from $42 a barrel to $60 a barrel, with a stop at $70 in between. Natural gas more than doubled going from $5.79 per thousand cubic feet to over $13.

     The high yield market got off to a strong start in January, just as it has done in 14 of the past 16 years. The Lehman Brothers High Yield Index rose 1.60% propelled by General Motors (6.47%) and Ford (5.68%). These issues carried weights of 6.3% and 5.6%, respectively. In Lehman's "capped" index (2% maximum weight for any issuer) the return was 1.19% for the month, more in line with the J.P. Morgan and Credit Suisse high yield indices, which were 1.24% and 1.29%, respectively.

     Evidence that the world may indeed be flat came from the status of the Treasury yield curve at the end of January. The 14th Fed tightening move to 4.50% on the federal funds rate pushed the two-year Treasury rate up to 4.52%, exactly the same yield as the ten-year. Only a year prior (January 2005), that spread was 0.75% (in high yield, of course, there is still a yield curve as investors correctly view credit risk as increasing over time).

     The market easily absorbed $14.5 billion of new issues in January, led by one of the largest new offerings ever -- $3.6 billion for NRG Energy. There were several other large issues, including $2.9 billion for Ineos, $2.1 billion for RH Donnelley, $1.5 billion for Echostar and shortly after month-end, $1 billion for HCA. Despite a robust month for issuance, refinancing, tenders and maturities were more than offsetting, shrinking the high yield market size to an estimated $958 billion, well below the June 2005 peak of $1.006 trillion.

     The high yield market also had a solid February. The December-February period has been seasonally strong for years, mainly due to technical factors: new allocations to the high yield asset class at the beginning of the year generally outpace the new issue supply. February's new issuance total of $5.1 billion was the lowest February since 2002 and well below an average of over $13 billion in December and January. The supply situation was even worse than it appeared because January/February redemptions and net upgrades to investment grade actually exceeded new issuance. As a result, the estimated size of the market continued to shrink. It fell to $945 billion at the end of February.

     In March, the high yield market shrugged off another Fed rate hike and higher Treasury yields to notch its fifth month in a row of positive returns.

     After General Motors and Ford Motor were downgraded, and their huge amounts of debt moved into the high yield universe, developments at both companies promise to have a major impact on the market's performance. The two biggest factors were a possible partial sale of GMAC and a possible strike at Delphi, GM's key parts supplier. On April 3, GM announced plans to sell a 51% interest in GMAC to a consortium led by Cerberus Capital. GMAC bonds were unchanged after the announcement. This was not the best possible outcome, as bondholders were hoping GMAC would be sold to an investment grade company.

     The next hurdle is Delphi. Its workers have rejected an offer, subsidized by GM, to accept wages more in line with current industry standards. A strike could ultimately shut down GM's production after inventories of stockpiled parts are used up. Meanwhile, GM has reported disappointing sales volumes -- March, for example, was down 13%. Given the negative overall industry dynamics and the game of "chicken," which is being played out between management and the unions, there are nu-

April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

merous possible outcomes and nothing is easy to predict.

     The high yield market continued to withstand heavy U.S. Treasury headwinds in April and posted its sixth consecutive month of positive returns. Year-to-date through April 2006, the Lehman Brothers 2% Capped Index was 3.24% compared with a U.S. Treasury index that was -1.64%, an outperformance of almost five percentage points. This feat, in such a short time frame, could only have been accomplished by a significant compression of yield spreads. Indeed, the Lehman index spread shrank from 3.86% over Treasuries at the end of 2005 to 3.17% as of April 30.

     The main pressure on the market has been in the "BB-rated" (presumably "safer") sector which most directly competes with Treasuries. Through April, BB's have lagged the total high yield market, posting a low 2.14% total return. This has created perhaps the lowest BB to B sector spread in history, at a mere 0.36%, with BB's at 2.55% and B's at 2.91%. This tightness has been exaggerated by GMAC, Ford Motor and Ford Motor Credit's inclusion in the BB's. Without them, the BB-to-Treasury spread would be around 2.10% and the BB to B would widen to about 0.80%, but that is still very tight.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned 5.03% for the six months ended April 30, 2006. The Fund outperformed the Citigroup High Yield Market Capped Index ("Index") return of 4.97% but slightly trailed the Lipper High Current Yield Funds Index which gained 5.05% for the period.

                                    ANNUALIZED TOTAL RETURNS
                              -------------------------------------
                                      PERIODS ENDED 4/30/06
                              -------------------------------------
                                                             SINCE
                              6 MONTHS*   1 YEAR   5 YEARS   INCEP.
                              ---------   ------   -------   ------
Institutional Class(1)......    5.03%     8.53%     9.10%     9.24%
PlanAhead Class(1,2)........    5.01%     8.37%     8.85%     9.00%
Lipper High Current Yield
 Funds Index................    5.05%     9.03%     6.99%     6.95%
Citigroup High-Yield Market
 Capped Index(5)............    4.97%     8.69%      N/A       N/A
Lehman Bros. High-Yield
 Index(4)...................    4.95%     9.16%     8.54%     8.99%
Citigroup High-Yield Market
 Index(3)...................    4.97%     8.61%     8.70%     9.03%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

3. The Citigroup High-Yield Market Index ("Citigroup Index") has replaced the Lehman Brothers U.S. Corporate High Yield Index as the Fund's broad-based market index, because the Manager has access to better statistical and performance information for the Citigroup Index. The Citigroup Index is an unmanaged index of fixed income securities with a maximum credit rating of BB+, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

4. The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed income securities with a maximum credit rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity.

5.  The Citigroup High-Yield Market Capped Index ("Citigroup
    Capped Index") is an unmanaged index of fixed income securities with a maximum credit rating of BB+, a minimum amount outstanding of $100 million, and at least 1 year to maturity. The total par amount outstanding for each issuer in the Citigroup Capped Index is capped at $5 billion, which results in a more diversified index of securities that more closely reflects the Fund's issuer diversification. The Citigroup Capped Index has an inception date of 1/2/02.

     The Fund outperformed the Index over the six-month period predominately due to issue selection, although sector allocation was also positive. Issue selection was strong in the Manufacturing, Consumer and Finance sectors and more than made up for poor issue selection in the Service sector.

     From a sector allocation perspective, the Fund overweighted the two largest sectors in the Index -- Manufacturing and Service, which added value as these sectors gained 5.9% and 5.2%, respectively. The Fund was also positively impacted by underweighting the two worst performing sectors for the period, Energy and Other Corporate as both trailed the Index with gains of 3.1% and 2.1%, respectively. It is important to note that any sector over- or underweighting is a residual of the investment process and not an active part of the Fund's strategy.

     Hindering the Fund's sector allocation was the underweighting of the two top performing sectors for the period, Transportation and Telecommunications. Transportation, the smallest sector in the Index with a weight of 0.8%, was the top performing sector in the period with a gain of 10.2%, while
Telecommunications ranked second with a return of 8.1%.

     Despite the increase in Treasury yields over the past six months, high yield spreads have tightened to historically narrow levels, due in part to strong corporate profit growth and low default rates. This priced-to-perfection environment should benefit the sub-advisor's "bottom up," research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

The sub-advisor believes that this comprehensive research approach, which has generated outperformance for the Fund in the past, will continue to deliver strong performance over the long term.

TOP TEN HOLDINGS

                                                    % OF NET
                                                     ASSETS
                                                    --------
UNOVA, Inc., 7.00%, Due 3/15/2008.................    1.3%
Turning Stone Casino Resort, 9.125%, Due
  12/15/2010......................................    1.2%
PetroQuest Energy, Inc., 10.375%, Due 5/15/2012...    1.0%
E*Trade Financial Corp., 8.00%, Due 6/15/2011.....    1.0%
Crystal US Holdings 3 LLC / Crystal US Sub 3 Corp,
  10.50%, Due 10/1/2014...........................    1.0%
Kabel Deutschland GMBH, 10.625%, Due 7/1/2014.....    0.9%
Massey Energy Co., 6.875%, Due 12/15/2013.........    0.9%
Echostar DBS Corp., 6.625%, Due 10/1/2014.........    0.9%
Knowledge Learning Corp., 7.75%, Due 2/1/2015.....    0.9%
K. Hovnanian Enterprises, Inc., 8.875%, Due
  4/1/2012........................................    0.9%

SECTOR ALLOCATION

                                                  % OF FIXED
                                                    INCOME
                                                  ----------
Corporate Bonds................................     99.3%
Convertibles...................................      0.7%

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The PlanAhead Class of the Enhanced Income Fund returned 2.97% for the six months ended April 30, 2006. Its benchmark, a blend of 75% Lehman Brothers Gov/Credit Intermediate Index and 25% Merrill Lynch All U.S. Convertibles Index, returned 2.76%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 0.59% over the period.

                                  ANNUALIZED TOTAL RETURNS
                              --------------------------------
                                   PERIODS ENDED 4/30/06
                              --------------------------------
                                                       SINCE
                              6 MONTHS*    1 YEAR    INCEPTION
                              ---------    ------    ---------
PlanAhead Class(1)..........    2.97%       4.41%      3.28%
Lipper Interm. Investment
  Grade Index...............    0.59%       0.83%      2.24%
Enhanced Income Composite
  Index(2)..................    2.76%       4.68%      3.64%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance shown in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.  75% Lehman Bros. Gov./Credit Intermediate Index, 25%
    Merrill Lynch All U.S. Convertibles Index. The Lehman Bros. Gov./Credit Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents.

     The Fund's assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor which invests in securities including convertible bonds, convertible preferreds, high yield bonds and equities in order to try to enhance the return of the overall Fund.

     During the six-month period, the investment grade bond portion of the Fund returned 1.0% before expenses compared to a 0.7% return for Lehman Brothers Gov/Credit Intermediate Index ("Lehman Index"). As interest rates rose during the period, this portion of the Fund benefited from its relatively short duration (3.4 years versus 3.6 years for the Lehman Index). Security selection in the Corporate sector and the decision to own Mortgages (not a Lehman Index component) also added value but was offset somewhat by underperformance in the U.S. Treasury sector.

     The remaining portion of the Fund managed by the Fund's sub-advisor returned 10.9% before expenses. These results beat the 9.0% return of the Merrill Lynch All U.S. Convertibles Index ("ML Index") and contributed substantially to the Fund's absolute return. This portion of the Fund benefited most from owning common stocks and convertible securities with high equity sensitivity relative to the ML Index, reflecting the positive returns within the equity markets for the period.

     The Manager and the Fund's sub-advisor remain focused on the Fund's investment objectives of generating income and capital appreciation.

TOP TEN HOLDINGS

                                                    % OF NET
                                                     ASSETS
                                                    --------
U.S. Treasury Note, 4.00%, Due 2/15/2014              4.4%
U.S. Treasury Note, 5.00%, Due 8/15/2011              4.3%
U.S. Treasury Note, 4.75%, Due 5/15/2014              3.9%
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006                                       1.9%
General Electric Capital Corp., 4.125%, Due
  3/4/2008                                            1.8%
Household Finance Corp., 5.75%, Due 1/20/2007         1.6%
Wachovia Corp., 6.40%, Due 4/1/2008                   1.4%
Credit Suisse First Boston USA, Inc., 5.875%, Due
  8/1/2006                                            1.4%
U.S. Treasury Note, 3.875%, Due 5/15/2010             1.4%
John Hancock Global Funding, 5.625%, Due 6/27/2006    1.3%

FIXED-INCOME SECTOR ALLOCATION

                                                  % OF FIXED
                                                    INCOME
                                                  ----------
Corporate Bonds.................................    51.0%
Treasury........................................    17.3%
Total Convertible Bonds.........................    16.0%
Mortgage-Backed.................................     9.9%
Asset-Backed....................................     4.7%
Agency..........................................     1.1%

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM) -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials........................................   52.5%
Information Technology............................   23.4%
Health Care.......................................   10.4%
Industrials.......................................   10.1%
Consumer Discretionary............................    3.6%

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERMEDIATE BOND FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 0.42% for the six months ended April 30, 2006, trailing the Lehman Brothers Aggregate Index ("Index") return of 0.56% and the Lipper Intermediate Investment Grade Index return of 0.59%.

                               ANNUALIZED TOTAL RETURNS
                         -------------------------------------
                                 PERIODS ENDED 4/30/06
                         -------------------------------------
                                                        SINCE
                         6 MONTHS*   1 YEAR   5 YEARS   INCEP.
                         ---------   ------   -------   ------
Institutional
  Class(1).............    0.42%      0.58%    4.81%    5.54%
PlanAhead Class(1,2)...    0.13%     -0.03%    4.26%    5.09%
Lipper Interm.
  Investment Grade
  Index................    0.59%      0.83%    4.99%    5.58%
Lehman Bros. Agg.
  Index(3).............    0.56%      0.71%    2.58%    6.01%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97.

3.  Since inception return is from 8/31/97. The Lehman Brothers
    Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

     The Fund underperformed the Index primarily due to its exposure to U.S. Treasuries. The Fund added value through positive security selection in the Corporate sector and by underweighting U.S. Treasuries, the worst performing sector of the Index. However, performance suffered as the U.S. Treasuries the Fund owned underperformed those in the Index. The Fund's duration was similar to that of the Index over the course of the six months and, therefore, had minimal impact on the Fund's performance.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities.

TOP TEN HOLDINGS

                                                    % OF NET
                                                     ASSETS
                                                    --------
Federal Home Loan Bank, Discount Note, Due
  5/10/2006                                           6.5%
Federal National Mortgage Association, 6.00%, Due
  12/11/2033                                          6.5%
U.S. Treasury Note, 3.875%, Due 5/15/2010             3.2%
U.S. Treasury Note, 4.75%, Due 5/15/2014              2.4%
U.S. Treasury Bond, 5.275%, Due 2/15/2031             2.2%
U.S. Treasury Note, 4.50%, Due 2/15/2016              1.7%
Federal National Mortgage Association, Pool
  #735224, 5.50%, Due 2/1/2035                        1.6%
Countrywide Alternative Loan Trust, Inc., 6.00%,
  Due 11/25/2035                                      1.5%
Federal Home Loan Bank, 4.40%, Due 7/28/2008          1.4%
Federal National Mortgage Association, Pool
  #254545, 5.00%, Due 12/1/2017                       1.3%

SECTOR ALLOCATION

                                                  % OF FIXED
                                                    INCOME
                                                  ----------
Mortgage-Backed                                     36.2%
Corporate Bonds                                     29.4%
Agency                                              16.8%
Treasury                                            16.0%
Asset-Backed                                         1.6%

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund returned 1.66% for the six months ended April 30, 2006, which outperformed the Merrill Lynch 1-3 Year Gov/Corp. Index (the "Index") return of 1.49% and the Lipper Short Investment Grade Bond Funds Index ("Lipper") return of 1.54%.

                                 ANNUALIZED TOTAL RETURNS
                        ------------------------------------------
                                  PERIODS ENDED 4/30/06
                        ------------------------------------------
                        6 MONTHS*    1 YEAR    5 YEARS    10 YEARS
                        ---------    ------    -------    --------
Institutional
 Class(1).............     1.66%      2.58%      3.58%      4.96%
PlanAhead Class(1)....     1.28%      1.93%      3.06%      4.45%
Lipper Short Inv.
 Grade Index..........     1.54%      2.34%      3.06%      4.59%
Merrill Lynch 1-3 Yr.
 Gov./Corp.
 Index(2).............     1.49%      2.27%      3.58%      5.06%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

     The Fund's outperformance during the period was due to a combination of its short duration and an overweight position in the Corporate sector.

     Duration played the largest role in the Fund's total return as interest rates rose across the yield curve in response to the Fed's tightening of interest rates. The federal funds rate rose by 1.00% (from 3.75% to 4.75%), and longer-term rates followed suit as the economy posted reasonable growth and as inflation edged slightly higher. Interest rates rose in a parallel fashion, which allowed shorter maturities to substantially outperform longer maturities The Fund generally invests in shorter maturities along the yield curve (0 to 5 years) and had a weighted average duration of approximately 1.6 years during the period versus 1.8 years for the Index.

     Also contributing to the Fund's outperformance was its overweight position in the Corporate sector, which posted the best returns among sectors in the Index. In general, credit spreads had been in a relatively narrow range since early 2004, but they tightened during the period as financial strength continued to improve and investor appetite for yield increased. Returns across the credit rating spectrum were mixed, but in general, lower quality outperformed higher quality due to strong demand for yield.

     The Fund also held an overweight position in the Asset-Backed sector (autos and credit cards), which outperformed their government equivalents during the period due to investors' attraction to their incremental yield to maturity.

     The Fund's underweight position in the U.S. Agency sector, which posted returns similar to those of the Corporate sector, resulted in the Fund's underperformance in that sector compared to the Index. However, the Fund's outperformance in Corporate and Asset-Backed securities more than made up for this U.S. Agency underweighting.

     Going forward, the Fund's investment manager will continue to monitor interest rates and adjust the Fund's duration accordingly.

FUND EXPENSES
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2005 through April 30, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                             LARGE CAP    MID-CAP    SMALL CAP VALUE   EMERGING    HIGH YIELD   INTERMEDIATE
INSTITUTIONAL CLASS              BALANCED     GROWTH       VALUE      OPPORTUNITY**     MARKETS       BOND          BOND
-------------------              ---------   ---------   ---------   ---------------   ---------   ----------   ------------
Beginning Account Value
  11/1/05......................  $1,000.00   $1,000.00   $1,000.00     $ 1,000.00      $1,000.00   $1,000.00     $1,000.00
Ending Account Value 4/30/06...  $1,072.14   $1,082.96   $1,111.34     $ 1,020.00      $1,359.53   $1,050.29     $1,004.19
Expenses Paid During Period*
  11/1/05-4/30/06..............  $    3.08   $    4.54   $    4.45     $     0.91      $    8.94   $    4.30     $    1.65
Annualized Expense Ratio.......       0.60%       0.88%       1.01%          1.06%          1.53%       0.85%         0.33%

                                 SHORT-TERM
INSTITUTIONAL CLASS                 BOND
-------------------              ----------
Beginning Account Value
  11/1/05......................  $1,000.00
Ending Account Value 4/30/06...  $1,016.60
Expenses Paid During Period*
  11/1/05-4/30/06..............  $    1.73
Annualized Expense Ratio.......       0.35%

                                             MID-CAP    SMALL CAP VALUE   EMERGING    HIGH YIELD   ENHANCED    INTERMEDIATE
PLANAHEAD CLASS                 BALANCED      VALUE      OPPORTUNITY**     MARKETS       BOND       INCOME         BOND
---------------                 ---------   ---------   ---------------   ---------   ----------   ---------   ------------
Beginning Account Value
  11/1/05.....................  $1,000.00   $1,000.00     $ 1,000.00      $1,000.00   $1,000.00    $1,000.00    $1,000.00
Ending Account Value 4/30/06..  $1,071.54   $1,111.34     $ 1,019.00      $1,357.89   $1,050.07    $1,029.72    $1,001.25
Expenses Paid During Period*
  11/1/05-4/30/06.............  $    4.37   $    2.43     $     1.12      $   11.71   $    5.53    $   4.50     $    4.72
Annualized Expense Ratio......       0.85%       1.36%          1.31%          2.00%       1.09%       0.89%         0.95%

                                SHORT-TERM
PLANAHEAD CLASS                    BOND
---------------                 ----------
Beginning Account Value
  11/1/05.....................  $1,000.00
Ending Account Value 4/30/06..  $1,012.75
Expenses Paid During Period*
  11/1/05-4/30/06.............  $    4.40
Annualized Expense Ratio......       0.88%

SERVICE CLASS                       BALANCED
-------------                       ---------
Beginning Account Value 11/1/05...  $1,000.00
Ending Account Value 4/30/06......  $1,069.22
Expenses Paid During Period*
  11/1/05-4/30/06.................  $    5.29
Annualized Expense Ratio..........       1.03%

                                                 LARGE CAP     MID-CAP     EMERGING
AMR CLASS                            BALANCED      GROWTH       VALUE       MARKETS
---------                           ----------   ----------   ----------   ---------
Beginning Account Value 11/1/05...  $1,000.00    $1,000.00    $1,000.00    $1,000.00
Ending Account Value 4/30/06......  $1,074.07    $1.084.74    $1,112.66    $1,361.00
Expenses Paid During Period*
  11/01/05-4/30/06................  $    1.69    $    2.93    $    4.55    $    7.40
Annualized Expense Ratio..........       0.33%        0.57%        0.87%        1.26%

---------------

 * Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

** Beginning Account Value for the Small Cap Value Opportunity Fund is as of
   March 31, 2006 (inception date of the Fund). Expenses are equal to the Fund's annualized ratios for the one-month period multiplied by the average account value over the period multiplied by the number derived by dividing the number of days in the most recent period (31) by days in the year (365) to reflect the period.

FUND EXPENSES
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                         LARGE CAP     MID-CAP     SMALL CAP VALUE   EMERGING    HIGH YIELD   INTERMEDIATE
INSTITUTIONAL CLASS          BALANCED      GROWTH       VALUE       OPPORTUNITY**     MARKETS       BOND          BOND
-------------------          ---------   ----------   ----------   ---------------   ---------   ----------   ------------
Beginning Account Value
  11/1/05                    $1,000.00   $1,000.00    $1,000.00       $1,000.00      $1,000.00   $1,000.00     $1,000.00
Ending Account Value
  4/30/06                    $1,021.82   $1,020.43    $1,016.47       $1,003.35      $1,017.22   $1,020.60     $1,023.15
Expenses Paid During
  Period* 11/1/05-4/30/06    $    3.01   $    4.41    $    4.25       $    0.90      $   7.64    $    4.24     $    1.66
Annualized Expense Ratio          0.60%       0.88%        1.01%           1.06%         1.53%        0.85%         0.33%

                             SHORT-TERM
INSTITUTIONAL CLASS             BOND
-------------------          ----------
Beginning Account Value
  11/1/05                    $1,000.00
Ending Account Value
  4/30/06                    $1,023.08
Expenses Paid During
  Period* 11/1/05-4/30/06    $    1.74
Annualized Expense Ratio          0.35%

                                           MID-CAP     SMALL CAP VALUE    EMERGING    HIGH YIELD    ENHANCED    INTERMEDIATE
PLANAHEAD CLASS               BALANCED      VALUE       OPPORTUNITY**     MARKETS        BOND        INCOME         BOND
---------------              ----------   ----------   ---------------   ----------   ----------   ----------   ------------
Beginning Account Value
  11/1/05                    $1,000.00    $1,000.00       $1,000.00      $1,000.00    $1,000.00    $1,000.00     $1,000.00
Ending Account Value
  4/30/06                    $1,020.58    $1,006.19       $1,003.13      $1,014.86    $1,019.40    $1,020.36     $1,020.08
Expenses Paid During
  Period* 11/1/05-4/30/06    $    4.26    $    2.31       $    1.11      $   10.01    $    5.44    $    4.48     $    4.76
Annualized Expense Ratio          0.85%        1.36%           1.31%          2.00%        1.09%        0.89%         0.95%

                             SHORT-TERM
PLANAHEAD CLASS                 BOND
---------------              ----------
Beginning Account Value
  11/1/05                    $1,000.00
Ending Account Value
  4/30/06                    $1,020.43
Expenses Paid During
  Period* 11/1/05-4/30/06    $    4.41
Annualized Expense Ratio          0.88%

SERVICE CLASS                    BALANCED
-------------                    ---------
Beginning Account Value 11/1/05  $1,000.00
Ending Account Value 4/30/06     $1,019.68
Expenses Paid During Period*
  11/1/05-4/30/06                $    5.17
Annualized Expense Ratio              1.03%

                                              LARGE CAP     MID-CAP     EMERGING
AMR CLASS                         BALANCED      GROWTH       VALUE       MARKETS
---------                        ----------   ----------   ----------   ---------
Beginning Account Value 11/1/05  $1,000.00    $1,000.00    $1,000.00    $1,000.00
Ending Account Value 4/30/06     $1,023.17    $1,021.98    $1,020.49    $1,018.53
Expenses Paid During Period*
  11/01/05-4/30/06               $    1.65    $    2.84    $    4.35    $    6.33
Annualized Expense Ratio              0.33%        0.57%        0.87%        1.26%

---------------

 * Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

** Beginning Account Value for the Small Cap Value Opportunity Fund is as of
   March 31, 2006 (inception date of the Fund). Expenses are equal to the Fund's annualized ratios for the one-month period multiplied by the average account value over the period multiplied by the number derived by dividing the number of days in the most recent period (31) by days in the year (365) to reflect the period.

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                          SHARES        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
COMMON STOCKS - 59.79%

CONSUMER DISCRETIONARY - 5.16%
AUTO COMPONENTS - 0.20%
Magna International, Inc.+............       22,000   $    1,726
                                                      ----------
HOTELS, RESTAURANTS & LEISURE - 0.89%
Carnival Corp. .......................       32,200        1,508
Harrahs Entertainment, Inc. ..........       43,200        3,527
McDonald's Corp. .....................       24,600          850
Yum Brands, Inc. .....................       35,200        1,819
                                                      ----------
                                                           7,704
                                                      ----------
HOUSEHOLD DURABLES - 1.85%
Centex Corp. .........................      114,600        6,372
Fortune Brands, Inc. .................       28,000        2,248
Koninklijke (Royal) Philips
 Electronics NV.......................       59,431        2,049
Newell Rubbermaid, Inc. ..............       68,800        1,887
Pulte Homes, Inc. ....................       91,700        3,425
                                                      ----------
                                                          15,981
                                                      ----------
LEISURE EQUIPMENT & PRODUCTS - 0.46%
Eastman Kodak Co.+....................       86,400        2,329
Mattel, Inc. .........................      101,600        1,644
                                                      ----------
                                                           3,973
                                                      ----------
MEDIA - 0.53%
CBS Corp. ............................       34,100          868
The Interpublic Group of Companies,
 Inc.(+)+.............................      165,100        1,582
The Walt Disney Company Ltd. .........       75,500        2,111
                                                      ----------
                                                           4,561
                                                      ----------
MULTILINE RETAIL - 0.77%
Federated Department Stores, Inc. ....       59,677        4,646
Target Corp. .........................       38,900        2,065
                                                      ----------
                                                           6,711
                                                      ----------
SPECIALTY RETAIL - 0.27%
The Home Depot, Inc. .................       57,800        2,308
                                                      ----------
TEXTILES & APPAREL - 0.19%
Liz Claiborne, Inc. ..................       43,400        1,695
                                                      ----------
   TOTAL CONSUMER DISCRETIONARY.......                    44,659
                                                      ----------

CONSUMER STAPLES - 5.22%
BEVERAGES - 0.56%
Anheuser-Busch Companies, Inc. .......       34,300        1,529
Diageo plc, ADR+......................       49,800        3,299
                                                      ----------
                                                           4,828
                                                      ----------

                                          SHARES        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
FOOD & DRUG RETAILING - 0.42%
Albertson's, Inc. ....................        7,700   $      195
Safeway, Inc.+........................      136,000        3,418
                                                      ----------
                                                           3,613
                                                      ----------
FOOD PRODUCTS - 1.63%
ConAgra Foods, Inc. ..................      158,100        3,586
General Mills, Inc. ..................       33,300        1,643
Kraft Foods, Inc.+....................      114,100        3,564
Sara Lee Co. .........................      101,174        1,808
Unilever plc, ADR.....................       83,100        3,551
                                                      ----------
                                                          14,152
                                                      ----------
TOBACCO - 2.61%
Altria Group, Inc. ...................      153,600       11,237
Gallaher Group plc, ADR...............       41,600        2,644
Imperial Tobacco Group plc, ADR+......       94,800        5,942
UST, Inc.+............................       62,900        2,763
                                                      ----------
                                                          22,586
                                                      ----------
   TOTAL CONSUMER STAPLES.............                    45,179
                                                      ----------

ENERGY - 4.85%

OIL & GAS - 4.85%
BP plc, ADR...........................       49,380        3,640
Chevron Corp. ........................      104,428        6,372
ConocoPhillips........................      230,376       15,412
Devon Energy Corp. ...................       88,000        5,290
Kerr-McGee Corp. .....................       20,476        2,045
Occidental Petroleum Corp. ...........       70,700        7,264
Petro-Canada..........................       40,200        1,977
                                                      ----------
   TOTAL ENERGY.......................                    42,000
                                                      ----------

FINANCIALS - 17.38%

BANKS - 5.27%
Bank of America Corp. ................      354,096       17,676
Comerica, Inc. .......................       31,100        1,769
First Horizon National Corp.(+)+......       21,800          925
KeyCorp...............................       88,200        3,371
U.S. Bancorp..........................      111,260        3,498
UnionBanCal Corp. ....................       11,700          820
Wachovia Corp. .......................       66,900        4,004
Washington Mutual, Inc.+..............      190,900        8,602
Wells Fargo & Co. ....................       71,600        4,918
                                                      ----------
                                                          45,583
                                                      ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                          SHARES        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
DIVERSIFIED FINANCIALS - 6.19%
The Bear Stearns Cos, Inc. ...........       26,300   $    3,748
Capital One Financial Corp. ..........       46,000        3,986
Citigroup, Inc. ......................      263,542       13,164
Federal Home Loan Mortgage Corp. .....       89,900        5,489
Federal National Mortgage
 Association..........................       45,000        2,277
The Goldman Sachs Group, Inc. ........       22,000        3,526
JP Morgan Chase & Co. ................      243,634       11,056
Merrill Lynch & Company, Inc. ........       43,500        3,317
Morgan Stanley Dean Witter & Co. .....       58,400        3,755
SLM Corp. ............................       61,800        3,268
                                                      ----------
                                                          53,586
                                                      ----------
INSURANCE - 5.68%
Ace Ltd. .............................       73,700        4,093
The Allstate Corp. ...................       88,300        4,988
American International Group, Inc. ...       34,800        2,271
AON Corp. ............................       29,000        1,215
Assurant, Inc. .......................       37,000        1,782
Conseco, Inc.(+)+.....................       71,400        1,803
Genworth Financial, Inc. .............      154,800        5,139
The Hartford Financial Services Group,
 Inc..................................       18,400        1,692
MetLife, Inc. ........................      168,680        8,788
MGIC Investments Corp.+...............       42,600        3,012
Prudential Financial, Inc. ...........       28,000        2,188
The St. Paul Travelers Companies,
 Inc. ................................      183,300        8,071
XL Capital Ltd. ......................       62,100        4,092
                                                      ----------
                                                          49,134
                                                      ----------
REAL ESTATE - 0.24%
The St. Joe Co.+......................       36,700        2,061
                                                      ----------
   TOTAL FINANCIALS...................                   150,364
                                                      ----------

HEALTH CARE - 4.67%

HEALTH CARE EQUIPMENT & SUPPLIES - 0.39%
Baxter International, Inc. ...........       88,200        3,325
                                                      ----------
HEALTH CARE PROVIDERS & SERVICES - 1.34%
Cigna Corp. ..........................       29,200        3,125
HCA, Inc. ............................       81,800        3,590
Tenet Healthcare Corp.(+)+............      157,600        1,311
WellPoint, Inc.(+)....................       50,300        3,571
                                                      ----------
                                                          11,597
                                                      ----------

                                          SHARES        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
PHARMACEUTICALS - 2.94%
Bristol-Myers Squibb Co. .............      286,800   $    7,279
Merck & Company, Inc. ................      128,200        4,413
Pfizer, Inc. .........................      314,100        7,956
Schering-Plough Corp. ................      164,000        3,169
Wyeth.................................       54,100        2,633
                                                      ----------
                                                          25,450
                                                      ----------
   TOTAL HEALTH CARE..................                    40,372
                                                      ----------

INDUSTRIALS - 8.63%

AEROSPACE & DEFENSE - 2.23%
The Boeing Co. .......................       59,400        4,957
Lockheed Martin Corp. ................       65,300        4,956
Northrop Grumman Corp. ...............       28,900        1,934
Raytheon Co. .........................      104,300        4,617
United Technologies Corp. ............       45,400        2,852
                                                      ----------
                                                          19,316
                                                      ----------
AIR FREIGHT & COURIERS - 0.08%
FedEx Corp. ..........................        5,900          679
                                                      ----------
COMMERCIAL SERVICES & SUPPLIES - 0.84%
Cendant Corp. ........................      246,300        4,293
PHH Corp.(+)..........................        6,675          186
Waste Management, Inc. ...............       73,607        2,757
                                                      ----------
                                                           7,236
                                                      ----------
ELECTRICAL EQUIPMENT - 0.51%
American Power Conversion Corp. ......      136,700        3,040
Emerson Electrical Co. ...............       16,300        1,385
                                                      ----------
                                                           4,425
                                                      ----------
INDUSTRIAL CONGLOMERATES - 2.76%
3M Co. ...............................       38,700        3,306
General Electric Co. .................      128,600        4,448
Honeywell International, Inc. ........       78,800        3,349
Textron, Inc. ........................       41,800        3,760
Tyco International Ltd. ..............      341,201        8,991
                                                      ----------
                                                          23,854
                                                      ----------
MACHINERY - 1.71%
Caterpillar, Inc. ....................       50,300        3,810
Flowserve Corp.(+)+...................       41,200        2,370
Illinois Tool Works, Inc.(+)..........       53,200        5,463
ITT Industries, Inc. .................       56,800        3,194
                                                      ----------
                                                          14,837
                                                      ----------
TRANSPORTATION INFRASTRUCTURE - 0.50%
Burlington Northern Santa Fe Corp. ...       54,400        4,327
                                                      ----------
   TOTAL INDUSTRIALS..................                    74,674
                                                      ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                          SHARES        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)

INFORMATION TECHNOLOGY - 5.09%

COMMUNICATIONS EQUIPMENT - 0.95%
Nokia Corp., ADR......................      361,200   $    8,185
                                                      ----------
COMPUTERS & PERIPHERALS - 1.38%
Hewlett-Packard Co. ..................      186,900        6,069
International Business Machines
 Corp. ...............................       71,700        5,904
                                                      ----------
                                                          11,973
                                                      ----------
IT CONSULTING & SERVICES - 1.26%
Computer Sciences Corp.(+)............       39,700        2,324
Electronic Data Systems Corp. ........      315,900        8,555
                                                      ----------
                                                          10,879
                                                      ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.19%
Intel Corp. ..........................       81,600        1,630
                                                      ----------
SOFTWARE - 1.31%
Computer Associate International,
 Inc..................................      313,203        7,943
Microsoft Corp. ......................      141,300        3,412
                                                      ----------
                                                          11,355
                                                      ----------
   TOTAL INFORMATION TECHNOLOGY.......                    44,022
                                                      ----------
MATERIALS - 3.32%
CHEMICALS - 1.83%
Air Products & Chemicals, Inc. .......       26,300        1,802
Dow Chemical Co. .....................       27,000        1,097
E. I. du Pont de Nemours & Co.........       47,300        2,086
Eastman Chemical Co. .................       30,000        1,631
Hercules, Inc.(+).....................       10,000          142
Lyondell Chemical Co. ................      132,500        3,193
The Mosaic Co.(+)+....................      250,900        3,764
PPG Industries, Inc. .................       30,400        2,040
Tronox, Inc.(+).......................        4,128           71
                                                      ----------
                                                          15,826
                                                      ----------
METALS & MINING - 0.85%
Alcoa, Inc. ..........................      219,096        7,401
                                                      ----------
PAPER & FOREST PRODUCTS - 0.64%
International Paper Co. ..............       40,800        1,483
Sappi Ltd., ADR+......................      127,800        1,794
Weyerhaeuser Co. .....................       31,900        2,248
                                                      ----------
                                                           5,525
                                                      ----------
   TOTAL MATERIALS....................                    28,752
                                                      ----------

                                          SHARES        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)

TELECOMMUNICATION SERVICES - 1.79%

Alltel Corp. .........................       12,700   $      818
AT&T, Inc. ...........................       97,000        2,542
BellSouth Corp. ......................      144,200        4,871
Verizon Communications, Inc. .........      218,628        7,221
                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES...                    15,452
                                                      ----------

UTILITIES - 3.68%

American Electric Power Company,
 Inc. ................................       52,900        1,770
CenterPoint Energy, Inc.+.............      132,600        1,594
Dominion Resources, Inc. .............       19,900        1,490
DTE Energy Co. .......................       54,800        2,235
Entergy Corp. ........................       77,200        5,399
Exelon Corp. .........................       78,300        4,228
FPL Group, Inc. ......................      131,500        5,207
Public Service Enterprise Group,
 Inc. ................................       75,800        4,753
Duke Energy Corp.(+)..................      176,500        5,140
                                                      ----------
   TOTAL UTILITIES....................                    31,816
                                                      ----------
   TOTAL COMMON STOCKS................                   517,290
                                                      ----------

                                            PAR
                                          AMOUNT
                                        -----------
CORPORATE OBLIGATIONS - 7.51%

BANKS - 0.77%
Banco Popular North America, Inc.,
 4.25%, Due 4/1/2008..................  $       500          487
Bank of America Corp.,
 3.375%, Due 2/17/2009+...............          450          428
Bank One Corp.,
 5.90%, Due 11/15/2011................          700          709
 4.90%, Due 4/30/2015.................          300          278
Capital One Bank,
 6.70%, Due 5/15/2008.................          450          461
 4.80%, Due 2/21/2012+................          465          442
 5.125%, Due 2/15/2014................          450          429
Credit Suisse First Boston,
 6.50%, Due 5/1/2008++................          750          764
ING Bank, NV,
 5.125%, Due 5/1/2015++...............          450          427
PNC Funding Corp.,
 4.20%, Due 3/10/2008++...............          745          729
Synovus Financial Corp.,
 4.875%, Due 2/15/2013++..............          300          285

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
Washington Mutual Financial Corp.,
 6.875%, Due 5/15/2011................  $       425   $      448
Washington Mutual, Inc.,
 4.625%, Due 4/1/2014.................          850          771
                                                      ----------
                                                           6,658
                                                      ----------
COMMUNICATIONS - 0.38%
AT&T Broadband Corp.,
 8.375%, Due 3/15/2013................          848          949
Comcast Corp.,
 7.625%, Due 2/15/2008................          300          310
 5.30%, Due 1/15/2014.................          710          672
Time Warner, Inc.,
 6.75%, Due 4/15/2011.................          450          466
 7.70%, Due 5/1/2032..................          550          601
Viacom, Inc.,
 6.25%, Due 4/30/2016+++..............          345          342
                                                      ----------
                                                           3,340
                                                      ----------

CONSUMER, NON-CYCLICAL - 0.05%
UnitedHealth Group, Inc.,
 5.375%, Due 3/15/2016+...............          460          441
                                                      ----------

ELECTRIC/GAS - 0.64%
Columbus Southern Power Co.,
 5.50%, Due 3/1/2013..................          710          693
FPL Group, Inc.,
 5.551%, Due 2/16/2008................          500          501
Georgia Power Co.,
 4.875%, Due 7/15/2007................          450          448
Kinder Morgan Finance Co.
 ULC,
 5.70%, Due 1/5/2016..................          450          434
MidAmerican Energy Holdings Co.,
 3.50%, Due 5/15/2008.................          495          476
 5.875%, Due 10/1/2012................          405          406
 6.125%, Due 4/1/2036++...............          700          668
Public Service Enterprise Group, Inc.,
 6.95%, Due 6/1/2012+.................          800          839
Southern Company Capital Funding,
 Inc.,
 5.30%, Due 2/1/2007..................          425          423
Xcel Energy, Inc.,
 7.00%, Due 12/1/2010.................          600          629
                                                      ----------
                                                           5,517
                                                      ----------

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)

FINANCE - 2.20%
American General Finance Corp.,
 5.375%, Due 9/1/2009+................  $       840   $      839
American Honda Finance Corp.,
 4.875%, Due 5/15/2010................          500          485
American International Group, Inc.,
 6.25%, Due 5/1/2036++................          700          692
Ameriprise Financial, Inc.,
 5.35%, Due 11/15/2010................          625          617
The Bear Stearns Cos, Inc.,
 2.875%, Due 7/2/2008.................          800          760
The Chubb Corp.,
 4.934%, Due 11/16/2007...............          775          769
EOP Operating Limited Partnership,
 4.75%, Due 3/15/2014.................          450          413
Equity Residential,
 5.125%, Due 3/15/2016................          385          360
General Electric Capital Corp.,
 4.375%, Due 3/3/2012+................          865          815
The Goldman Sachs Group, Inc.,
 4.75%, Due 7/15/2013.................          400          376
Household Finance Corp.,
 5.75%, Due 1/30/2007.................        1,500        1,505
HSBC Finance Corp.,
 4.75%, Due 4/15/2010+................          470          457
 5.25%, Due 1/14/2011+................          700          690
International Lease Finance Corp.,
 6.375%, Due 3/15/2009+...............        1,025        1,049
Liberty Mutual Corp.,
 7.875%, Due 10/15/2026+++............        1,500        1,621
Merrill Lynch & Company, Inc.,
 6.00%, Due 2/17/2009.................        1,000        1,016
 4.25%, Due 2/8/2010..................          615          589
MetLife Global Funding I,
 3.375%, Due 10/5/2007++..............          650          631
MetLife, Inc.,
 5.375%, Due 12/15/2012+..............          540          530
 5.00%, Due 6/15/2015.................          385          361
ProLogis,
 5.50%, Due 4/1/2012..................          450          443
ProLogis Trust,
 7.10%, Due 4/15/2008.................          470          485
Prudential Financial, Inc.,
 3.75%, Due 5/1/2008..................          335          324
 5.10%, Due 9/20/2014.................          410          390

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
Simon Property Group LP,
 6.375%, Due 11/15/2007...............  $       400   $      405
 5.375%, Due 6/1/2011++...............          450          443
SLM Corp.,
 4.00%, Due 1/15/2009.................        1,500        1,442
 5.45%, Due 4/25/2011.................          520          516
                                                      ----------
                                                          19,023
                                                      ----------

INDUSTRIALS - 2.39%
Amgen, Inc.,
 4.00%, Due 11/18/2009................          415          396
BHP Finance (USA) Ltd.,
 4.80%, Due 4/15/2013.................          300          286
Bunge Limited Finance Corp.,
 7.80%, Due 10/15/2012................          400          439
Carnival Corp.,
 3.75%, Due 11/15/2007................          715          697
Cendant Corp.,
 6.875%, Due 8/15/2006................          990          993
Cisco Systems, Inc.,
 5.25%, Due 2/22/2011.................          800          792
 5.50%, Due 2/22/2016.................          600          585
CNF Transportation, Inc.,
 8.875%, Due 5/1/2010.................        1,850        2,027
DaimlerChrysler Corp.,
 7.75%, Due 1/18/2011+................        1,000        1,072
DaimlerChrysler NA Holding Corp.,
 5.875%, Due 3/15/2011................          700          697
DaimlerChrysler North America,
 4.75%, Due 1/15/2008+................          270          266
Dell Computer Corp.,
 6.55%, Due 4/15/2008.................          400          408
EOG Resources, Inc.,
 4.75%, Due 3/15/2014++...............          425          398
Hewlett-Packard Co.,
 5.75%, Due 12/15/2006+...............          570          571
Home Depot, Inc.,
 5.40%, Due 3/1/2016..................          675          657
John Deere Capital Corp.,
 3.375%, Due 10/1/2007................          650          632
 4.40%, Due 7/15/2009.................          275          267
 5.40%, Due 4/7/2010..................          525          522
Lockheed Martin Corp.,
 7.20%, Due 5/1/2036+.................          700          782
Martin Marietta Material, Inc.,
 6.90%, Due 8/15/2007.................          200          203
Motorola, Inc.,
 8.00%, Due 11/1/2011.................          580          646
Nissan Motor Acceptance Corp.,
 5.625%, Due 3/14/2011++..............          700          694
Northrop Grumman Corp.,
 4.079%, Due 11/16/2006...............          850          845

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
Pemex Project Funding Master Trust,
 8.50%, Due 2/15/2008+................  $       610   $      639
Pulte Homes, Inc.,
 4.875%, Due 7/15/2009................          200          195
Schering-Plough Corp.,
 6.75%, Due 12/1/2033+................          400          419
Unilever Capital Corp.,
 7.125%, Due 11/1/2010+...............        2,000        2,124
Union Pacific Corp.,
 6.50%, Due 4/15/2012.................          450          468
Wal-Mart Stores, Inc.,
 7.55%, Due 2/15/2030.................          650          759
WellPoint, Inc.,
 3.75%, Due 12/14/2007................          380          370
Weyerhaeuser Co.,
 5.95%, Due 11/1/2008.................          340          342
Wyeth Corp.,
 5.50%, Due 2/1/2014..................          465          454
                                                      ----------
                                                          20,645
                                                      ----------
INSURANCE - 0.23%
Aegon Funding Corp.,
 5.75%, Due 12/15/2020................          450          435
AEGON, N.V.,
 8.00%, Due 8/15/2006.................          300          302
ASIF Global Financing,
 3.90%, Due 10/22/2008++..............          700          676
Lincoln National Corp.,
 4.75%, Due 2/15/2014.................          200          185
Prudential Financial, Inc.,
 4.50%, Due 7/15/2013+................          400          371
                                                      ----------
                                                           1,969
                                                      ----------
TELEPHONE - 0.85%
America Movil S.A. de C.V.,
 6.375%, Due 3/1/2035.................        1,120        1,027
AT&T Inc.,
 5.10%, Due 9/15/2014.................          485          457
AT&T Wireless Services, Inc.,
 8.125%, Due 5/1/2012.................          550          616
 8.75%, Due 3/1/2031..................          445          559
Deutsche Telekom AG,
 8.00%, Due 6/15/2010.................          380          413
France Telecom SA,
 7.75%, Due 3/1/2011..................          550          598
Nextel Communications, Inc.,
 6.875%, Due 10/31/2013...............          615          631
Sprint Capital Corp.,
 6.00%, Due 1/15/2007.................          800          803
 8.375%, Due 3/15/2012................          175          197
Telecom Italia S.p.A.,
 4.00%, Due 11/15/2008................          470          453
Telefonos de Mexico, S.A. de C.V.,
 5.50%, Due 1/27/2015+................          500          469

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
Verizon Global Funding Corp.,
 4.00%, Due 1/15/2008+................  $       545   $      533
Verizon Wireless Capital, LLC,
 5.375%, Due 12/15/2006...............          570          570
                                                      ----------
                                                           7,326
                                                      ----------
   TOTAL CORPORATE OBLIGATIONS........                    64,919
                                                      ----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.53%

COMMERCIAL MORTGAGE-BACKED SECURITY - 0.67%
Banc of America Commercial Mortgage,
 Inc.,
 2003-2, 4.342%, Due 3/11/2041........          560          540
 2005-6, 5.001%, Due 9/10/2047........          959          950
Bear Stearns Commercial Mortgage
 Securities, Inc.,
 2004-PWR5, 4.831%, Due 7/11/2042.....          870          828
 2005, 5.127%, Due 10/12/2042.........          630          622
Citigroup Commercial Mortgage Trust,
 2004-C2, 4.38%, Due 10/15/2041.......          760          720
General Electric Capital Commercial
 Mortgage Corp.,
 2003-C2, 4.17%, Due 7/10/2037........          430          417
JP Morgan Chase Commercial Mortgage
 Securities Corp.,
 2004-CBX,
 4.529%, Due 11/12/2039...............          555          530
 4.655%, Due 8/15/2042................          407          401
 4.625%, Due 3/15/2046................          845          823
                                                      ----------
                                                           5,831
                                                      ----------

WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS - 0.86%
Banc of America Mortgage Securities,
 5.25%, Due 10/25/2019................        1,149        1,110
Bear Stearns Adjustable Rate Mortgage
 Trust,
 2005-11, 4.757%, Due 12/25/2035#.....          911          893
Bear Stearns Commercial Mortgage
 Securities, Inc.,
 5.467%, Due 4/12/2038................          590          592
Chase Mortgage Financial Trust,
 2004-S1 A3, 5.50%, Due 2/25/2019.....           82           81
Countrywide Alternative Loan Trust,
 Inc.,
 2005-53T2, 6.00%, Due 11/25/2035.....        1,348        1,321

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
Countrywide Home Loan, Inc.,
 2004-18, 6.00%, Due 10/25/2034.......  $       496   $      485
 2005-HYB8, 5.414%, Due 12/20/2035....          965          957
Prime Mortgage Trust,
 2005-2, 5.25%, Due 7/25/2020.........        2,026        1,989
                                                      ----------
                                                           7,428
                                                      ----------
   TOTAL NON-AGENCY MORTGAGE-BACKED
     OBLIGATIONS......................                    13,259
                                                      ----------

ASSET-BACKED SECURITIES - 0.33%

AUTO LOAN - 0.10%
Household Automotive Trust,
 2004-1, 3.30%, Due 5/18/2009.........          904          897
                                                      ----------

OTHER ASSET-BACKED - 0.23%
CarMax Auto Owner Trust, 2005-3,
 4.91%, Due 1/18/2011.................        1,000          989
Volkswagen Auto Loan Enhanced Trust,
 2005-1, 4.86%, Due 4/20/2012.........        1,000          989
                                                      ----------
                                                           1,978
                                                      ----------
   TOTAL ASSET-BACKED SECURITIES......                     2,875
                                                      ----------

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.13%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.77%
Pool #A28109, 5.50%,
 Due 10/1/2034........................        1,192        1,160
Pool #A30948, 5.50%,
 Due 1/1/2035.........................          999          973
Pool #A45500, 5.50%,
 Due 6/1/2035.........................        4,127        4,010
Pool #B12563, 5.00%,
 Due 2/1/2019.........................          585          570
Pool #C00835, 6.50%,
 Due 7/1/2029.........................          277          283
Pool #C01598, 5.00%,
 Due 8/1/2033.........................        1,279        1,214
Pool #C01786, 5.50%,
 Due 2/1/2034.........................        2,401        2,336
Pool #C01796, 5.00%,
 Due 3/1/2034.........................        1,583        1,500
Pool #C01848, 6.00%,
 Due 6/1/2034.........................        1,294        1,291
Pool #C26472, 6.50%,
 Due 5/1/2029.........................           89           91

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
Pool #C27089, 6.50%,
 Due 6/1/2029.........................  $        14   $       14
Pool #E01386, 5.00%,
 Due 6/1/2018.........................          553          539
Pool #E01492, 5.50%,
 Due 10/1/2018........................          812          806
Pool #E01602, 4.50%,
 Due 3/1/2019.........................        1,152        1,098
Pool #E90777, 5.50%,
 Due 8/1/2017.........................           86           85
Pool #E96536, 5.00%,
 Due 3/1/2018.........................        1,019          993
Pool #E97381, 5.50%,
 Due 6/1/2018.........................          187          186
Pool #G01457, 6.00%,
 Due 8/1/2029.........................          140          140
Pool #G08006, 6.00%,
 Due 8/1/2034.........................        1,149        1,146
Pool #G08072, 5.00%,
 Due 8/1/2035.........................        1,360        1,286
Pool #G08079, 5.00%,
 Due 9/1/2035.........................        1,946        1,841
Pool #G10084, 6.50%,
 Due 3/1/2008.........................          360          362
Pool #G11295, 5.50%,
 Due 9/1/2017.........................          445          442
Pool #G11879, 5.00%,
 Due 10/1/2020........................        1,643        1,598
                                                      ----------
                                                          23,964
                                                      ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.17%
Pool #100292, 10.00%,
 Due 9/1/2018.........................          152          167
Pool #252211, 6.00%,
 Due 1/1/2029.........................          709          709
Pool #254545, 5.00%,
 Due 12/1/2017........................        1,262        1,232
Pool #254865, 4.50%,
 Due 9/1/2018.........................        1,922        1,834
Pool #255225, 5.50%,
 Due 6/1/2034.........................          683          664
Pool #323789, 6.00%,
 Due 6/1/2014.........................          225          227
Pool #488099, 5.50%,
 Due 2/1/2014.........................          289          287
Pool #535846, 6.00%,
 Due 4/1/2016.........................          542          549
Pool #555531, 5.50%,
 Due 6/1/2033.........................          601          586
Pool #555549, 5.00%,
 Due 6/1/2018.........................        1,541        1,504
Pool #555880, 5.50%,
 Due 11/1/2033........................        1,574        1,532

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
Pool #725238, 5.00%,
 Due 3/1/2034.........................  $     1,522   $    1,445
Pool #725706, 6.00%,
 Due 8/1/2032.........................          317          319
Pool #725866, 4.50%,
 Due 9/1/2034.........................        1,145        1,051
Pool #745418, 5.50%,
 Due 4/1/2036.........................        1,989        1,932
Pool #747844, 5.50%,
 Due 12/1/2018........................          111          110
Pool #749219, 5.50%,
 Due 10/1/2033........................          623          607
Pool #758322, 5.50%,
 Due 12/1/2033........................        1,460        1,422
Pool #761337, 5.00%,
 Due 4/1/2019.........................          326          318
Pool #765304, 5.50%,
 Due 3/1/2034.........................          575          560
Pool #793062, 5.00%,
 Due 8/1/2034#........................          276          274
Pool #800422, 5.023%,
 Due 8/1/2034#........................          926          914
Pool #811328, 5.00%,
 Due 2/1/2020.........................        3,719        3,622
Pool #815762, 6.50%,
 Due 3/1/2035.........................          365          372
Pool #828377, 5.50%,
 Due 6/1/2035.........................        2,045        1,987
Pool #835760, 4.50%,
 Due 9/1/2035.........................        1,006          922
Pool #837219, 4.00%,
 Due 8/1/2020.........................        1,323        1,232
Pool #872306, 6.50%,
 Due 5/1/2036.........................        1,010        1,027
                                                      ----------
                                                          27,405
                                                      ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.19%
2006-9 A, 4.201%,
 Due 8/16/2026........................          698          674
Pool #003515, 5.50%,
 Due 2/20/2034........................        1,000          978
Pool #780400, 7.00%,
 Due 12/15/2025.......................          455          472
Pool #780509, 6.50%,
 Due 2/15/2027........................          187          192
Pool #780615, 6.50%,
 Due 8/15/2027........................          215          222
Pool #780651, 7.00%,
 Due 10/15/2027.......................          231          240
Pool #780680, 6.50%,
 Due 11/15/2027.......................          565          583
Pool #780747, 6.50%,
 Due 3/15/2028........................          207          214

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)
Pool #780788, 6.50%,
 Due 4/15/2028........................  $       205   $      211
Pool #780936, 7.50%,
 Due 12/15/2028.......................          437          460
Pool #781035, 6.50%,
 Due 5/15/2029........................          201          207
Pool #781273, 6.00%,
 Due 4/15/2031........................          324          326
Pool #781288, 6.50%,
 Due 5/15/2031........................          350          360
Pool #781564, 6.00%,
 Due 2/15/2033........................          617          619
Pool #781589, 5.50%,
 Due 4/15/2033........................        1,738        1,707
Pool #781603, 5.00%,
 Due 5/15/2033........................          780          749
Pool #781636, 5.50%,
 Due 7/15/2033........................        1,442        1,416
Pool #781690, 6.00%,
 Due 12/15/2033.......................          706          709
                                                      ----------
                                                          10,339
                                                      ----------
   TOTAL U.S. AGENCY MORTGAGE-BACKED
     OBLIGATIONS......................                    61,708
                                                      ----------
U.S. AGENCY OBLIGATIONS - 9.20%
FEDERAL HOME LOAN BANK - 1.46%
4.40%, Due 7/28/2008..................        2,630        2,588
Zero Coupon, Due 5/10/2006+(+)........       10,090       10,078
                                                      ----------
                                                          12,666
                                                      ----------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.51%
3.625%, Due 9/15/2006.................       15,000       14,915
5.625%, Due 3/15/2011+................        1,000        1,014
5.875%, Due 3/21/2011+................          495          503
4.50%, Due 1/15/2015+.................       23,930       22,564
                                                      ----------
                                                          38,996
                                                      ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.23%
4.375%, Due 9/7/2007..................       15,000       14,835
4.50%, Due 8/4/2008...................        2,535        2,500
5.125%, Due 1/2/2014+.................          595          577
TBA, 30 YR, 6.00%,
 Due 12/11/2033.......................       10,090       10,043
                                                      ----------
                                                          27,955
                                                      ----------
   TOTAL U.S. AGENCY OBLIGATIONS......                    79,617
                                                      ----------


                                            PAR
                                          AMOUNT        VALUE
                                        -----------   ----------
                                         (DOLLARS IN THOUSANDS)

U.S. TREASURY OBLIGATIONS - 4.80%

U.S. TREASURY BONDS - 1.36%
9.125%, Due 5/15/2018+................  $     1,750   $    2,358
7.875%, Due 2/15/2021+................          500          631
6.25%, Due 8/15/2023+.................          650          718
6.875%, Due 8/15/2025+................        1,580        1,875
6.25%, Due 5/15/2030+.................        2,410        2,724
5.375%, Due 2/15/2031+................        3,385        3,436
                                                      ----------
                                                          11,742
                                                      ----------
U.S. TREASURY NOTES - 3.44%
3.375%, Due 2/15/2008+................        1,555        1,515
3.50%, Due 11/15/2009+................          850          812
3.875%, Due 5/15/2010+................        5,000        4,812
5.00%, Due 2/15/2011+.................        2,350        2,360
4.50%, Due 2/28/2011+.................        7,575        7,437
5.00%, Due 8/15/2011+.................        1,400        1,405
4.375%, Due 8/15/2012+................        2,000        1,936
4.75%, Due 5/15/2014+.................        2,900        2,846
4.125%, Due 5/15/2015+................        2,000        1,867
4.50%, Due 2/15/2016+.................        4,960        4,744
                                                      ----------
                                                          29,734
                                                      ----------
   TOTAL U.S. TREASURY OBLIGATIONS....                    41,476
                                                      ----------

                                          SHARES
                                        -----------
SHORT TERM INVESTMENTS - 27.26%
American Beacon Enhanced Cash
 Trustsec.h...........................   94,318,149       94,318
American Beacon Money Market Select
 Fundsec.h............................  108,808,422      108,809

                                            PAR
                                          AMOUNT
                                        -----------
U.S. Treasury Bill,
 4.00%, Due 5/18/2006+P...............  $    27,320       27,262
 4.455%, Due 6/8/2006P................        5,490        5,464
                                                      ----------
   TOTAL SHORT TERM INVESTMENTS.......                   235,853
                                                      ----------
TOTAL INVESTMENTS - 117.55% (COST
 $898,521)............................                 1,016,997
                                                      ----------
LIABILITIES, NET OF OTHER
 ASSETS - (17.55%)....................                  (151,845)
                                                      ----------
TOTAL NET ASSETS - 100.00%............                $  865,152
                                                      ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

---------------

    ADR - American Depository Receipt
(+)- Non-income producing security.

+-  All or a portion of this security is on loan at April 30, 2006. See Note 5.

++- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,356 or 0.85% of net assets.

#- The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

(+)- The Fund/Trust is affiliated by having the same investment advisor. See
Note 2.

h- All or a portion of this security is purchased with cash collateral for securities loaned.

P- At April 30, 2006, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                  UNREALIZED
                                                             NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                                                             CONTRACTS      DATE       VALUE    (DEPRECIATION)
                                                             ---------   ----------   -------   --------------
Emini S&P 500 Index........................................    1,327      Jun 2006    $87,310       $1,058

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
COMMON STOCKS - 94.49%

CONSUMER DISCRETIONARY - 15.72%

AUTO COMPONENTS - 0.35%
ArvinMeritor, Inc. ..............      4,300    $     72
Johnson Controls, Inc. ..........      2,200         179
                                                --------
                                                     251
                                                --------
HOTELS, RESTAURANTS & LEISURE - 1.83%
Brinker International, Inc.(+)...      2,500          98
Carnival Corp. ..................      1,000          47
Choice Hotels International,
  Inc. ..........................      6,600         353
Darden Restaurants, Inc. ........      5,600         222
Hilton Hotels Corp. .............      6,300         170
Marriott International, Inc. ....        900          66
Starbucks Corp.(+)...............      8,800         328
Starwood Hotels & Resorts
  Worldwide, Inc.(+).............        900          51
                                                --------
                                                   1,335
                                                --------
HOUSEHOLD DURABLES - 0.29%
Centex Corp. ....................        600          33
Furniture Brands International,
  Inc.+..........................      1,400          32
Lennar Corp. ....................      1,400          77
Toll Brothers, Inc.(+)...........      2,100          68
                                                --------
                                                     210
                                                --------
INTERNET & CATALOG RETAIL - 0.53%
eBay, Inc.(+)....................     11,300         389
                                                --------
MEDIA - 5.25%
CBS Corp. .......................      7,744         197
Clear Channel Communications,
  Inc. ..........................     11,600         331
The E. W. Scripps Co. ...........      8,000         369
EchoStar Communications
  Corp.(+).......................      7,700         238
Gannett Company, Inc. ...........      6,800         374
The Interpublic Group of
  Companies, Inc.(+).............        200           2
John Wiley & Sons, Inc. .........      2,600          95
Liberty Media Corp.(+)...........     79,300         662
The McGraw-Hill Companies,
  Inc. ..........................      5,300         295
The New York Times Co.(+)........        300           7
News Corp. ......................      9,700         167
Time Warner, Inc. ...............     43,200         752
Univision Communications(+)......      1,100          39
Viacom, Inc.(+)..................      5,700         227
The Walt Disney Company Ltd. ....      2,400          67
                                                --------
                                                   3,822
                                                --------
MULTILINE RETAIL - 2.20%
Costco Wholesale Corp.(+)........      1,800          98
Dollar General Corp. ............      3,400          59
Family Dollar Stores, Inc. ......      1,000          25

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
J.C. Penney Company, Inc. .......      4,000    $    262
Kohl's Corp.(+)..................      3,900         218
Nordstrom, Inc. .................      4,300         165
Target Corp. ....................      7,600         404
Wal-Mart Stores, Inc. ...........      8,200         369
                                                --------
                                                   1,600
                                                --------
RETAIL-BOOKSTORE - 0.13%
Barnes and Noble, Inc.(+)........      2,100          95
                                                --------
SPECIALTY RETAIL - 3.16%
Abercrombie and Fitch Co. .......      3,400         206
AutoNation, Inc.(+)..............      3,000          67
Bed Bath & Beyond, Inc.(+).......      3,500         134
Best Buy Company, Inc.(+)........      3,400         193
Chico's FAS, Inc.(+).............      1,500          56
Circuit City Stores, Inc. .......     25,760         741
The Home Depot, Inc. ............      6,100         243
Lowe's Companies, Inc. ..........      3,900         246
Ross Stores, Inc. ...............        100           3
Staples, Inc. ...................     15,600         412
                                                --------
                                                   2,301
                                                --------
TEXTILES & APPAREL - 1.98%
Coach, Inc.(+)...................     32,700       1,080
Nike, Inc. ......................      4,400         360
                                                --------
                                                   1,440
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY..............                 11,443
                                                --------

CONSUMER STAPLES - 8.05%

BEVERAGES - 1.12%
The Coca-Cola Co. ...............     15,800         663
Coca-Cola Enterprises, Inc. .....      3,200          63
PepsiCo, Inc. ...................      1,600          93
                                                --------
                                                     819
                                                --------
FOOD & DRUG RETAILING - 0.97%
CVS Corp.(+).....................      1,200          36
Safeway, Inc. ...................      8,600         216
SUPERVALU Inc. ..................      6,600         191
Sysco Corp. .....................      3,700         111
Walgreen Co. ....................      3,600         151
                                                --------
                                                     705
                                                --------
FOOD PRODUCTS - 0.70%
Archer-Daniels-Midland Co. ......      9,400         342
Kellogg Co. .....................      3,700         171
                                                --------
                                                     513
                                                --------
HOUSEHOLD PRODUCTS - 3.88%
Colgate-Palmolive Co. ...........      1,500          89
The Procter & Gamble Co. ........     46,992       2,735
                                                --------
                                                   2,824
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
TOBACCO - 1.38%
Altria Group, Inc. ..............     13,700    $  1,002
                                                --------
    TOTAL CONSUMER STAPLES.......                  5,863
                                                --------

ENERGY - 3.73%

ENERGY EQUIPMENT & SERVICES - 0.83%
BJ Services Co.(+)...............      3,400         129
Halliburton Co. .................      4,200         328
Rowan Companies, Inc. ...........      1,300          58
Unit Corp.(+)....................      1,400          81
Weatherford International
  Ltd.(+)........................        200          11
                                                --------
                                                     607
                                                --------
OIL & GAS - 2.90%
Devon Energy Corp. ..............      9,000         541
EOG Resources, Inc. .............      2,200         154
Equitable Resources, Inc. .......      6,100         217
Hugoton Royalty Trust(+).........        346          10
Kerr-McGee Corp. ................        600          60
Occidental Petroleum Corp. ......        900          92
Sunoco, Inc. ....................      9,700         786
XTO Energy, Inc. ................      5,800         246
                                                --------
                                                   2,106
                                                --------
    TOTAL ENERGY.................                  2,713
                                                --------

FINANCIALS - 7.85%
BANKS - 0.60%
Bank of Hawaii Corp. ............        600          33
Compass Bancshares, Inc.(+)......      1,300          71
Hudson City Bancorp, Inc.(+).....      5,400          72
U.S. Bancorp.....................      8,300         261
                                                --------
                                                     437
                                                --------
DIVERSIFIED FINANCIALS - 3.74%
American Express Co. ............      6,200         334
AmeriCredit Corp.(+).............      5,600         169
The Charles Schwab Corp. ........     11,600         208
CIT Group, Inc. .................      1,800          97
Citigroup, Inc. .................      6,000         300
Countrywide Financial Corp. .....      4,100         167
E*Trade Group, Inc.(+)...........      1,200          30
The Goldman Sachs Group, Inc. ...      1,400         224
Merrill Lynch & Company, Inc. ...      4,400         335
Moody's Corp. ...................     11,100         688
Morgan Stanley Dean Witter &
  Co. ...........................      1,200          77
T Rowe Price Group, Inc.(+)......      1,100          93
                                                --------
                                                   2,722
                                                --------
INSURANCE - 2.84%
Ambac Financial Group, Inc. .....      3,000         247
Assurant, Inc. ..................        900          43

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
The Hartford Financial Services
  Group, Inc. ...................        300    $     28
Lincoln National Corp.+..........      1,300          76
Loews Corp. .....................      7,000         743
MBIA, Inc. ......................     12,295         733
The Progressive Corp. ...........        600          65
W. R. Berkley Corp. .............      3,500         131
                                                --------
                                                   2,066
                                                --------
REAL ESTATE - 0.67%
Host Marriott Corp. .............      9,001         189
Kilroy Realty Corp.(+)...........      1,100          78
Kimco Realty Corp. ..............        900          34
The Mills Corp. .................        100           3
ProLogis.........................      3,600         181
                                                --------
                                                     485
                                                --------
    TOTAL FINANCIALS.............                  5,710
                                                --------

HEALTH CARE - 17.91%

BIOTECHNOLOGY - 3.67%
Amgen, Inc.(+)...................     19,500       1,320
Charles River Laboratories
  International, Inc.(+).........      1,700          80
Genentech, Inc.(+)...............     11,300         901
Gilead Sciences, Inc.(+).........      3,700         213
Kos Pharmaceuticals, Inc.(+)+....      2,400         116
MedImmune, Inc.(+)...............      1,200          38
                                                --------
                                                   2,668
                                                --------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.71%
Advanced Medical Optics,
  Inc.(+)........................      2,000          92
Applera Corporation Applied
  Biosystems(+)..................      7,700         222
Baxter International, Inc. ......      9,000         339
Becton, Dickinson and Co. .......      6,000         378
Boston Scientific Corp.(+).......          1          --
The Cooper Companies, Inc. ......      1,000          55
Medtronic, Inc. .................      3,200         160
Millipore Corp.(+)...............        500          37
St. Jude Medical, Inc.(+)........     12,900         509
Varian Medical Systems,
  Inc.(+)........................        700          37
Zimmer Holdings, Inc.(+).........      2,300         145
                                                --------
                                                   1,974
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 5.10%
Aetna, Inc. .....................     10,700         412
AmerisourceBergen Corp. .........     15,400         665
Express Scripts, Inc.(+).........     10,300         805
HCA, Inc. .......................      3,700         162
McKesson Corp. ..................     13,300         646
UnitedHealth Group, Inc. ........     11,300         562
WellPoint, Inc.(+)...............      6,500         461
                                                --------
                                                   3,713
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
PHARMACEUTICALS - 6.43%
Abbott Laboratories(+)...........      9,500    $    406
Allergan, Inc. ..................      6,000         616
Barr Pharmaceuticals, Inc.(+)....      4,300         260
Eli Lilly & Co. .................      7,800         413
FANUC Ltd. ......................      2,100          34
Hospira, Inc.(+).................      1,800          69
Johnson & Johnson................     25,700       1,506
Medco Health Solutions, Inc.(+)..        800          43
Merck & Company, Inc. ...........      3,300         114
Pfizer, Inc. ....................      1,600          41
Schering-Plough Corp. ...........     13,600         263
Sepracor, Inc.(+)+...............      5,900         263
Wyeth............................     13,400         652
                                                --------
                                                   4,680
                                                --------
    TOTAL HEALTH CARE............                 13,035
                                                --------

INDUSTRIALS - 14.54%
AEROSPACE & DEFENSE - 3.80%
The Boeing Co. ..................     17,100       1,427
General Dynamics Corp. ..........      1,800         118
Lockheed Martin Corp. ...........      4,000         304
Northrop Grumman Corp. ..........      5,800         388
Raytheon Co. ....................        800          35
United Technologies Corp. .......      7,900         496
                                                --------
                                                   2,768
                                                --------
AIR FREIGHT & COURIERS - 0.10%
FedEx Corp. .....................        600          69
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 1.54%
CheckFree Corp.(+)...............        800          43
Corporate Executive Board........      4,000         428
Global Payments, Inc. ...........     12,500         593
Manpower, Inc.(+)................        900          59
                                                --------
                                                   1,123
                                                --------
ELECTRICAL EQUIPMENT - 0.51%
Emerson Electrical Co. ..........      4,400         374
                                                --------
INDUSTRIAL CONGLOMERATES - 5.23%
General Electric Co. ............    106,400       3,681
Textron, Inc. ...................        400          36
Tyco International Ltd. .........      3,500          92
                                                --------
                                                   3,809
                                                --------
MACHINERY - 2.22%
Caterpillar, Inc. ...............      6,200         470
Danaher Corp.(+).................      1,300          84
Deere & Co. .....................      2,100         184
Eaton Corp. .....................      6,200         475
Ingersoll-Rand Company Ltd. .....      5,400         236
Navistar International
  Corp.(+).......................      3,600          95
PACCAR, Inc. ....................      1,000          72
                                                --------
                                                   1,616
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
ROAD & RAIL - 1.14%
CSX Corp. .......................        900    $     62
Norfolk Southern Corp. ..........     13,100         707
Swift Transportation Company,
  Inc.(+)+.......................      1,900          57
                                                --------
                                                     826
                                                --------
    TOTAL INDUSTRIALS............                 10,585
                                                --------

INFORMATION TECHNOLOGY - 22.39%

COMMERCIAL SERVICES & SUPPLIES - 0.07%
First Data Corp.(+)..............      1,100          52
                                                --------
COMMUNICATIONS EQUIPMENT - 5.24%
Cisco Systems, Inc.(+)...........     97,900       2,051
Corning, Inc.(+).................     22,100         611
Juniper Networks, Inc.(+)........      4,900          91
Motorola, Inc. ..................     13,600         290
QUALCOMM, Inc. ..................     13,500         693
Tellabs, Inc.(+).................      4,800          76
                                                --------
                                                   3,812
                                                --------
COMPUTERS & PERIPHERALS - 3.88%
Apple Computer, Inc.(+)..........      3,100         218
Dell, Inc.(+)....................      7,500         196
EMC Corp.(+).....................     15,600         211
Hewlett-Packard Co. .............     22,100         718
International Business Machines
  Corp. .........................      7,900         650
NCR Corp.(+).....................      1,900          75
Network Appliance, Inc.(+).......      2,900         108
Western Digital Corp.(+).........     30,900         650
                                                --------
                                                   2,826
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.34%
Avnet, Inc.(+)...................      7,100         186
Broadcom Corp.(+)................      9,900         407
Intersil Corp. ..................      1,400          41
Jabil Circuit, Inc.(+)...........      8,700         339
                                                --------
                                                     973
                                                --------
INTERNET SOFTWARE & SERVICES - 1.87%
Google, Inc.(+)..................      3,250       1,358
                                                --------
IT CONSULTING & SERVICES - 0.29%
Affiliated Computer Services,
  Inc.(+)........................      3,800         212
                                                --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.71%
Altera Corp.(+)..................      5,400         118
Freescale Semiconductor,
  Inc.(+)........................     13,300         421
Intel Corp. .....................      3,700          74
KLA-Tencor Corp. ................      1,900          92
Linear Technology Corp. .........     12,000         426
LSI Logic Corporation(+).........     19,400         207

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Maxim Integrated Products,
  Inc. ..........................      3,300    $    116
Micron Technology, Inc.(+).......     32,200         547
Novellus Systems, Inc.(+)........      2,400          59
Texas Instruments, Inc. .........     36,800       1,277
Xilinx, Inc. ....................      3,300          91
                                                --------
                                                   3,428
                                                --------
SOFTWARE - 4.99%
Adobe Systems, Inc.(+)...........        800          32
Autodesk, Inc. ..................      6,300         265
Cadence Design Systems, Inc.(+)..     16,000         303
Electronic Arts, Inc.(+).........      1,500          85
Microsoft Corp. .................     82,100       1,983
Oracle Corp.(+)..................     37,100         541
Salesforce.com, Inc.(+)..........      1,400          49
Symantec Corp.(+)................      3,600          59
Synopsys, Inc.(+)................     14,400         314
                                                --------
                                                   3,631
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY.................                 16,292
                                                --------

MATERIALS - 2.92%

CHEMICALS - 1.95%
Air Products & Chemicals,
  Inc. ..........................      3,800         260
Monsanto Co. ....................      9,300         776
Praxair, Inc. ...................      5,400         303
Rohm and Haas Co. ...............      1,600          81
                                                --------
                                                   1,420
                                                --------
METALS & MINING - 0.97%
Alcoa, Inc. .....................      2,200          74
Freeport-McMoRan Copper & Gold,
  Inc. ..........................      1,400          91
Nucor Corp.(+)...................      1,400         152
Southern Copper Corp.(+)+........      2,100         208
United States Steel Corp. .......      2,600         178
                                                --------
                                                     703
                                                --------
    TOTAL MATERIALS..............                  2,123
                                                --------

TELECOMMUNICATION SERVICES - 0.27%

DIVERSIFIED TELECOMMUNICATION - 0.27%
Sprint Nextel Corp. .............      3,000          75
Verizon Communications, Inc. ....      3,700         122
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES...................                    197
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)

UTILITIES - 1.11%

ELECTRIC UTILITIES - 1.11%
CMS Energy Corp.(+)..............      4,100    $     55
Edison International(+)..........      2,600         105
PG&E Corp. ......................     12,500         498
Sierra Pacific Resources
  Corp.(+).......................      2,500          34
TXU Corp. .......................      2,300         114
                                                --------
    TOTAL UTILITIES..............                    806
                                                --------
    TOTAL COMMON STOCKS..........                 68,767
                                                --------
U.S. TREASURY OBLIGATIONS - 0.01%
U.S. TREASURY NOTES - 0.01%
3.375%, Due 2/28/2007............         10          10
                                                --------
    TOTAL U.S. TREASURY
      OBLIGATIONS................                     10
                                                --------

SHORT TERM INVESTMENTS - 6.67%
American Beacon Enhanced Cash
  Trust++#.......................    556,033         556
American Beacon Money Market
  Select Fund++#.................  4,082,017       4,082
                                      PAR
                                     AMOUNT
                                   ----------
U.S. Treasury Bill,
  4.455%, Due 6/8/2006P..........  $     215         214
                                                --------
    TOTAL SHORT TERM
      INVESTMENTS................                  4,852
                                                --------
TOTAL INVESTMENTS -
  101.17% (COST $67,250).........                 73,629
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (1.17%)...............                   (853)
                                                --------
TOTAL NET ASSETS - 100.00%.......               $ 72,776
                                                ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

---------------

(+)-Non-income producing security.

+-  All or a portion of this security is on loan at April 30, 2006. See Note 5.

++- The Fund/Trust is affiliated by having the same investment advisor. See Note
    2.

#- All or a portion of this security is purchased with cash collateral for securities loaned.

P- At April 30, 2006, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                 UNREALIZED
                                                             NUMBER OF   EXPIRATION   MARKET   APPRECIATION/
                                                             CONTRACTS      DATE      VALUE    (DEPRECIATION)
                                                             ---------   ----------   ------   --------------
Emini S&P 500 Index........................................     59        Jun 2006    $3,882        $39

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
COMMON STOCKS - 96.83%

CONSUMER DISCRETIONARY - 24.94%
AUTO COMPONENTS - 4.67%
Johnson Controls, Inc. ..........       6,125    $   500
Lear Corp.+......................      25,625        604
Magna International, Inc. .......      12,325        967
                                                 -------
                                                   2,071
                                                 -------

AUTOMOBILES - 0.61%
Winnebago Industries, Inc.+......       9,200        271
                                                 -------
HOTELS, RESTAURANTS & LEISURE - 2.82%
GTECH Holdings Corp. ............      20,200        690
Royal Caribbean Cruises Ltd.+....      12,300        514
Tim Hortons, Inc.+...............       1,600         43
                                                 -------
                                                   1,247
                                                 -------

HOUSEHOLD DURABLES - 5.29%
The Stanley Works................      13,500        705
Whirlpool Corp. .................      18,275      1,640
                                                 -------
                                                   2,345
                                                 -------
LEISURE EQUIPMENT & PRODUCTS - 2.94%
Brunswick Corp. .................      10,400        408
Hasbro, Inc. ....................      31,950        630
Mattel, Inc. ....................      16,400        265
                                                 -------
                                                   1,303
                                                 -------

MULTILINE RETAIL - 1.35%
Family Dollar Stores, Inc. ......      24,000        600
                                                 -------

SPECIALTY RETAIL - 7.26%
AutoZone Inc.(+).................       5,625        527
RadioShack Corp. ................      28,925        492
Rent-A-Center, Inc.(+)...........      24,875        687
The Sherwin-Williams Co. ........      15,000        764
The TJX Companies, Inc. .........      31,100        750
                                                 -------
                                                   3,220
                                                 -------
    TOTAL CONSUMER
      DISCRETIONARY..............                 11,057
                                                 -------
CONSUMER STAPLES - 6.17%
FOOD PRODUCTS - 1.71%
Del Monte Foods Co.+.............      65,000        758
                                                 -------

PERSONAL PRODUCTS - 1.82%
NBTY, Inc.(+)+...................      35,725        809
                                                 -------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)

TOBACCO - 2.64%
Loews Corp. .....................      15,700    $   804
UST, Inc.+.......................       8,300        365
                                                 -------
                                                   1,169
                                                 -------
    TOTAL CONSUMER STAPLES.......                  2,736
                                                 -------

ENERGY - 2.20%
OIL & GAS - 2.20%
El Paso Corp.(+)+................      15,500        200
Marathon Oil Corp. ..............       5,800        461
Murphy Oil Corp. ................       6,300        316
                                                 -------
                                                     977
                                                 -------
    TOTAL ENERGY.................                    977
                                                 -------

FINANCIALS - 26.34%
BANKS - 5.50%
Comerica, Inc. ..................       7,975        453
New York Community Bancorp,
  Inc.+..........................      34,800        599
Peoples Bank+....................      20,250        663
The South Financial Group,
  Inc.+..........................      14,900        404
TCF Financial Corp. .............      11,900        320
                                                 -------
                                                   2,439
                                                 -------

FINANCIAL - 0.93%
The First Marblehead Corp(+)+....       8,600        414
                                                 -------

INSURANCE - 16.91%
AON Corp. .......................      17,275        724
Axis Capital Holdings Ltd. ......      17,800        531
The First American Corp. ........      16,625        708
IPC Holdings Ltd.+...............      16,475        439
Old Republic International
  Corp. .........................      23,187        516
Protective Life Corp. ...........      11,175        563
Radian Group, Inc. ..............      12,400        778
RenaissanceRe Holdings Ltd. .....      12,250        515
Torchmark, Inc. .................      18,650      1,121
Willis Group Holdings Ltd.+......      17,900        629
XL Capital Ltd. .................      14,775        974
                                                 -------
                                                   7,498
                                                 -------

REAL ESTATE - 3.00%
American Financial Realty
  Trust..........................      34,800        396
American Home Mortgage Investment
  Corp.+.........................      21,250        738
First Industrial Realty Trust,
  Inc. B28(+)+...................       5,000        196
                                                 -------
                                                   1,330
                                                 -------
    TOTAL FINANCIALS.............                 11,681
                                                 -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
HEALTH CARE - 9.28%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.51%
Hillenbrand Industries, Inc. ....      12,775    $   656
IMS Health, Inc.(+)..............      16,775        456
                                                 -------
                                                   1,112
                                                 -------

HEALTH CARE PROVIDERS & SERVICES - 5.99%
AmerisourceBergen Corp. .........      22,450        969
Coventry Health Care, Inc.(+)....       6,600        328
HealthSouth Corp.(+)+............      93,100        426
Triad Hospitals, Inc.(+).........      12,900        532
Universal Health Services,
  Inc. ..........................       7,900        401
                                                 -------
                                                   2,656
                                                 -------
PHARMACEUTICALS - 0.78%
Valeant Pharmaceuticals
  International+.................      19,400        347
                                                 -------
    TOTAL HEALTH CARE............                  4,115
                                                 -------

INDUSTRIALS - 15.08%
AEROSPACE & DEFENSE - 1.42%
Goodrich Corp. ..................      14,100        627
                                                 -------
AIR FREIGHT & COURIERS - 1.54%
Ryder Systems, Inc. .............      13,100        683
                                                 -------

COMMERCIAL SERVICES & SUPPLIES - 5.00%
H&R Block, Inc.(+)...............      19,000        434
MoneyGram International, Inc. ...      16,600        563
United Stationers, Inc.(+).......      12,700        681
Valassis Communications,
  Inc.(+)........................      18,475        541
                                                 -------
                                                   2,219
                                                 -------

ELECTRICAL EQUIPMENT - 1.57%
American Power Conversion
  Corp. .........................      31,400        698
                                                 -------

INDUSTRIAL CONGLOMERATES - 1.43%
Reynolds American, Inc.+.........       5,800        636
                                                 -------

MACHINERY - 3.21%
ITT Industries, Inc. ............       8,600        484
Kennametal, Inc. ................      15,175        938
                                                 -------
                                                   1,422
                                                 -------
TRADING COMPANIES & DISTRIBUTORS - 0.91%
Genuine Parts Co. ...............       9,200        402
                                                 -------
    TOTAL INDUSTRIALS............                  6,687
                                                 -------

INFORMATION TECHNOLOGY - 4.22%
COMMUNICATIONS EQUIPMENT - 0.81%
Lucent Technologies, Inc.(+)+....     128,175        358
                                                 -------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.44%
Tech Data Corp.(+)...............      17,435    $   640
                                                 -------

IT CONSULTING & SERVICES - 1.07%
Computer Sciences Corp.(+).......       8,075        473
                                                 -------

SOFTWARE - 0.90%
  Computer Associates
    International, Inc. .........      15,750        399
                                                 -------
    TOTAL INFORMATION
      TECHNOLOGY.................                  1,870
                                                 -------

MATERIALS - 1.15%
CHEMICALS - 1.15%
FMC Corp. .......................       8,050        512
                                                 -------
    TOTAL MATERIALS..............                    512
                                                 -------

UTILITIES - 7.45%
ELECTRIC UTILITIES - 4.28%
CenterPoint Energy, Inc.+........      20,500        247
Pinnacle West Capital Corp. .....      13,900        557
Wisconsin Energy Corp. ..........      16,875        659
Xcel Energy, Inc.+...............      23,200        437
                                                 -------
                                                   1,900
                                                 -------

GAS UTILITIES - 3.17%
MDU Resources Group, Inc. .......      13,500        496
Sempra Energy....................      19,750        909
                                                 -------
                                                   1,405
                                                 -------
    TOTAL UTILITIES..............                  3,305
                                                 -------
    TOTAL COMMON STOCKS..........                 42,940
                                                 -------
SHORT TERM INVESTMENTS - 22.93%
American Beacon Enhanced Cash
  Trust++#.......................   5,792,591      5,793
American Beacon Money Market
  Select Fund++#.................   4,167,217      4,167

                                     PAR
                                    AMOUNT
                                  ----------
U.S. Treasury Bill, 4.455%, Due
  6/8/2006P.....................  $      210        209
                                               --------
    TOTAL SHORT TERM
      INVESTMENTS...............                 10,169
                                               --------
TOTAL INVESTMENTS
  119.76% (COST $50,885)........                 53,109
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (19.76%).............                 (8,764)
                                               --------
TOTAL NET ASSETS - 100.00%......               $ 44,345
                                               ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

---------------

(+)-Non-income producing security.

+-  All or a portion of this security is on loan at April 30, 2006. See Note 5.

++- The Fund/Trust is affiliated by having the same investment advisor. See Note
    2.

#- All or a portion of this security is purchased with cash collateral for securities loaned.

P- At April 30, 2006, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                  UNREALIZED
                                                              NUMBER OF   EXPIRATION   MARKET   APPRECIATION/
                                                              CONTRACTS      DATE      VALUE    (DEPRECIATION)
                                                              ---------   ----------   ------   --------------
Emini S&P Mid Cap 400 Index.................................     16       Jun 2006     $1,291        $25

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                      ---------     ---------
                                      (DOLLARS IN THOUSANDS)
COMMON STOCKS - 99.55%

CONSUMER DISCRETIONARY - 13.27%
DISTRIBUTORS - 0.51%
WESCO International, Inc.(+)........      140        $   10
                                                     ------
HOTELS, RESTAURANTS & LEISURE - 1.30%
Jack in the Box, Inc.(+)............      390            17
Landry's Restaurants, Inc. .........      290            10
                                                     ------
                                                         27
                                                     ------
HOUSEHOLD DURABLES - 0.74%
Stanley Furniture Company, Inc.(+)..      210             6
Technical Olympic USA, Inc. ........      450             9
                                                     ------
                                                         15
                                                     ------
LEISURE EQUIPMENT & PRODUCTS - 0.29%
RC2 Corp.(+)........................      150             6
                                                     ------
MEDIA - 0.39%
Scholastic Corp.(+).................      300             8
                                                     ------
SPECIALTY RETAIL - 6.90%
Charming Shoppes, Inc.(+)...........    1,470            20
Genesco, Inc.(+)....................      460            19
The Men's Wearhouse, Inc. ..........      510            18
Pacific Sunwear of California(+)....      400             9
Regis Corp. ........................      340            12
Too, Inc.(+)........................      330            13
United Auto Group, Inc. ............      470            20
United Rentals, Inc.(+).............      560            20
Zale Corp.(+).......................      390            10
                                                     ------
                                                        141
                                                     ------
TEXTILES & APPAREL - 3.14%
Brown Shoe Company, Inc. ...........      510            19
Hartmarx Corp.(+)...................    1,480            13
Movado Group, Inc.(+)...............      660            13
Russell Corp.(+)....................      630            11
Unifirst Corp.(+)...................      240             8
                                                     ------
                                                         64
                                                     ------
    TOTAL CONSUMER DISCRETIONARY....                    271
                                                     ------

CONSUMER STAPLES - 2.29%

FOOD & DRUG RETAILING - 0.57%
Casey's General Stores, Inc.(+).....      540            12
                                                     ------

                                       SHARES         VALUE
                                      ---------     ---------
                                      (DOLLARS IN THOUSANDS)
FOOD PRODUCTS - 1.39%
Central Garden and Pet Co.(+).......      370        $   18
Sanderson Farms, Inc.(+)............      380            10
                                                     ------
                                                         28
                                                     ------
PERSONAL PRODUCTS - 0.33%
Chattem, Inc.(+)....................      190             7
                                                     ------
    TOTAL CONSUMER STAPLES..........                     47
                                                     ------

ENERGY - 5.12%

ENERGY EQUIPMENT & SERVICES - 1.34%
Oil States International, Inc.(+)...      320            13
Veritas DGC, Inc.(+)................      300            14
                                                     ------
                                                         27
                                                     ------
OIL & GAS - 3.78%
Comstock Resources, Inc.(+).........      410            13
Energy Partners Ltd.(+).............      420            11
Giant Industries, Inc.(+)...........      240            17
The Houston Exploration Co.(+)......      140             8
Stone Energy Corp.(+)...............      280            13
Swift Energy Co.(+).................      360            15
                                                     ------
                                                         77
                                                     ------
    TOTAL ENERGY....................                    104
                                                     ------

FINANCIALS - 31.54%

BANKS - 13.14%
Accredited Home Lenders Holding
  Co.(+)............................      400            23
Amcore Financial, Inc.(+)...........      430            13
Central Pacific Financial
  Corp.(+)..........................      550            21
Community Bank System, Inc. ........      420             9
Corus Bankshares, Inc. .............      400            27
Cybertel Capital Corp.(+)...........      450            19
First Bancorp(+)....................      570             6
First Community Bancorp(+)..........      260            15
First Niagara Financial Group,
  Inc.(+)...........................      920            13
First Republic Bank.................      520            23
FirstFed Financial Corp.(+).........      340            21
Hanmi Financial Corp.(+)............      710            14
Irwin Financial Corp. ..............      410             7
Provident Bankshares Corp. .........      420            14
Republic Bancorp Inc(+).............      600            12
Sterling Bancshares, Inc. ..........      450             7

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                      ---------     ---------
                                      (DOLLARS IN THOUSANDS)
Sterling Financial Corp. ...........      210        $    7
TierOne Corp.(+)....................      490            17
                                                     ------
                                                        268
                                                     ------
DIVERSIFIED FINANCIALS - 3.56%
Advanta Corp.(+)....................      330            12
Cash America International, Inc. ...      240             8
CompuCredit Corp.(+)................      510            20
Investment Technology Group,
  Inc.(+)...........................      330            18
World Acceptance Corp.(+)...........      530            15
                                                     ------
                                                         73
                                                     ------
INSURANCE - 5.51%
Delphi Financial Group, Inc. .......      420            22
Harleysville Group, Inc. ...........      610            18
LandAmerica Financial Group,
  Inc. .............................      190            13
The Navigators Group, Inc.(+).......      210            10
Ohio Casualty Corp. ................      470            14
Stewart Information Services
  Corp. ............................      360            16
Triad Guaranty, Inc.(+).............      200            11
Universal American Financial
  Corp.(+)..........................      580             8
                                                     ------
                                                        112
                                                     ------
REAL ESTATE - 9.33%
Acadia Realty Trust(+)..............      500            11
Arbor Realty Trust, Inc.(+).........      390            10
Capital Trust, Inc. ................      300            10
CentraCore Properties Trust(+)......      180             4
Entertainment Properties Trust(+)...      150             6
Equity Inns, Inc. ..................      730            12
Equity Lifestyle Properties,
  Inc.(+)...........................      320            14
FelCor Lodging Trust, Inc.(+).......    1,140            25
Gramercy Capital Corp.(+)...........      370             9
Innkeepers USA Trust................      810            13
Jones Lang LaSalle, Inc. ...........      130            11
Mid-America Apartment Communities,
  Inc.(+)...........................      190            10
Nationwide Health Properties,
  Inc.(+)...........................      380             8
PS Business Parks, Inc.(+)..........      150             8
RAIT Investment Trust(+)............      650            17
Redwood Trust, Inc. ................      150             7
Sunstone Hotel Investors, Inc.(+)...      350            10
Tanger Factory Outlet Centers,
  Inc.(+)...........................      190             6
                                                     ------
                                                        191
                                                     ------
    TOTAL FINANCIALS................                    644
                                                     ------

                                       SHARES         VALUE
                                      ---------     ---------
                                      (DOLLARS IN THOUSANDS)

HEALTH CARE - 5.20%

BIOTECHNOLOGY - 0.76%
Serologicals Corp.(+)...............      495        $   15
                                                     ------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.63%
STERIS Corp.(+).....................      560            13
                                                     ------
HEALTH CARE PROVIDERS & SERVICES - 3.81%
Centene Corp.(+)....................      590            15
First Horizon Pharmaceutical
  Corp.(+)..........................      700            16
Gentiva Health Services, Inc.(+)....      680            11
MAXIMUS, Inc.(+)....................      170             6
Owens & Minor, Inc.(+)..............      460            15
PSS World Medical, Inc.(+)..........      830            15
                                                     ------
                                                         78
                                                     ------
    TOTAL HEALTH CARE...............                    106
                                                     ------

INDUSTRIALS - 17.45%

AEROSPACE & DEFENSE - 0.82%
DRS Technologies, Inc.(+)...........      150             8
Esterline Technologies Corp.(+).....      190             9
                                                     ------
                                                         17
                                                     ------
BUILDING PRODUCTS - 4.30%
Griffon Corp.(+)....................      810            22
Lennox International Inc. ..........      510            17
NCI Building Systems, Inc.(+).......      330            21
Universal Forest Products, Inc. ....      280            21
Watsco, Inc.(+).....................      110             7
                                                     ------
                                                         88
                                                     ------
COMMERCIAL SERVICES & SUPPLIES - 2.88%
Consolidated Graphics, Inc.(+)......      460            24
eFunds Corp.(+).....................      310             8
Ennis, Inc.(+)......................      760            15
United Stationers, Inc.(+)..........      220            12
                                                     ------
                                                         59
                                                     ------
ELECTRICAL EQUIPMENT - 1.96%
Belden CDT, Inc.(+).................      740            23
Paxar Corp.(+)......................      770            17
                                                     ------
                                                         40
                                                     ------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                      ---------     ---------
                                      (DOLLARS IN THOUSANDS)
MACHINERY - 4.73%
Albany International Corp.(+).......      260        $   10
Applied Industrial Technologies,
  Inc.(+)...........................      380            16
Barnes Group, Inc.(+)...............      410            18
Gardner Denver, Inc.(+).............      350            26
Kennametal, Inc. ...................      420            26
                                                     ------
                                                         96
                                                     ------
RENTAL AUTO/EQUIPMENT - 1.12%
Dollar Thrifty Automotive Group,
  Inc.(+)...........................      470            23
                                                     ------
ROAD & RAIL - 1.64%
Old Dominion Freight Line(+)........      560            18
SCS Transportation, Inc.(+).........      590            15
                                                     ------
                                                         33
                                                     ------
    TOTAL INDUSTRIALS...............                    356
                                                     ------

INFORMATION TECHNOLOGY - 11.44%
COMMUNICATIONS EQUIPMENT - 1.83%
Black Box Corp.(+)..................      310            14
Commscope, Inc.(+)..................      690            23
                                                     ------
                                                         37
                                                     ------
COMPUTERS & PERIPHERALS - 0.98%
Hutchinson Technology, Inc.(+)......      330             8
Komag, Inc.(+)......................      290            12
                                                     ------
                                                         20
                                                     ------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.97%
Anixter International, Inc.(+)......      380            19
Benchmark Electronics, Inc.(+)......      585            16
Checkpoint Systems, Inc.(+).........      660            17
CTS Corp.(+)........................      880            12
MTS Systems Corp.(+)................      320            14
Park Electrochemical Corp.(+).......      470            15
Technitrol, Inc.(+).................      300             8
                                                     ------
                                                        101
                                                     ------
IT CONSULTING & SERVICES - 2.09%
Agilysys, Inc.(+)...................      730            11
Bell Microproducts, Inc.(+).........      640             4
ProQuest Co.(+).....................      410             7
SYKES Enterprises, Inc.(+)..........    1,320            21
                                                     ------
                                                         43
                                                     ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.75%
Photronics, Inc.(+).................      850            15
                                                     ------

                                       SHARES         VALUE
                                      ---------     ---------
                                      (DOLLARS IN THOUSANDS)
SOFTWARE - 0.82%
Parametric Technology Corp.(+)......      570        $    9
THQ, Inc.(+)........................      320             8
                                                     ------
                                                         17
                                                     ------
    TOTAL INFORMATION TECHNOLOGY....                    233
                                                     ------

MATERIALS - 7.52%

BASIC MATERIALS - 0.82%
AMCOL International Corp.(+)........      580            17
                                                     ------
CHEMICALS - 0.51%
H.B. Fuller Co. ....................      200            10
                                                     ------
CONSTRUCTION MATERIALS - 1.17%
Eagle Materials, Inc.(+)............      360            24
                                                     ------
CONTAINERS & PACKAGING - 1.96%
Greif Inc.(+).......................      120             8
Jarden Corp.(+).....................      420            14
Silgan Holdings, Inc. ..............      460            18
                                                     ------
                                                         40
                                                     ------
METALS & MINING - 3.06%
Carpenter Technology Corp.(+).......      140            16
Commercial Metals Co.(+)............      440            24
Quanex Corp. .......................      510            22
                                                     ------
                                                         62
                                                     ------
    TOTAL MATERIALS.................                    153
                                                     ------

TELECOMMUNICATION SERVICES - 1.70%

General Communication, Inc.(+)......    1,270            15
Golden Telecom, Inc.(+).............      200             6
Premiere Global Services, Inc.(+)...    1,720            14
                                                     ------
    TOTAL TELECOMMUNICATION
      SERVICES......................                     35
                                                     ------

UTILITIES - 4.02%

ELECTRIC UTILITIES - 2.21%
Black Hills Corp. ..................      340            12
Cleco Corp. ........................      460            10
CMS Energy Corp.(+).................      560             8
El Paso Electric Co.(+).............      760            15
                                                     ------
                                                         45
                                                     ------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                      ---------     ---------
                                      (DOLLARS IN THOUSANDS)
GAS UTILITIES - 1.81%
Atmos Energy Corp. .................      420        $   11
South Jersey Industries, Inc. ......      550            15
Southwest Gas Corp.(+)..............      400            11
                                                     ------
                                                         37
                                                     ------
    TOTAL UTILITIES.................                     82
                                                     ------
    TOTAL COMMON STOCKS.............                  2,031
                                                     ------
SHORT TERM INVESTMENTS - 1.00%
American Beacon Money Market Select
  Fund#.............................    4,746             5
iShares Russell 2000 Value Index
  Fund..............................      210            15
                                                     ------
    TOTAL SHORT TERM INVESTMENTS....                     20
                                                     ------
TOTAL INVESTMENTS - 100.55% (COST
  $2,013)...........................                  2,051
                                                     ------
LIABILITIES, NET OF OTHER
  ASSETS - (0.55%)..................                    (11)
                                                     ------
TOTAL NET ASSETS - 100.00%..........                 $2,040
                                                     ======

---------------
(+)- Non-income producing security.

#-  The Fund/Trust is affiliated by having the same investment advisor. See Note
    2.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
ARGENTINA - 0.04%

COMMON STOCKS
Petrobras Energia
  Participaciones SA,
  ADR(+)+.....................         4,900   $     58
                                               --------
    TOTAL ARGENTINA...........                       58
                                               --------
AUSTRIA - 0.39%

COMMON STOCKS
Raiffeisen International Bank-
  Holding AG+.................         7,371        642
                                               --------
    TOTAL AUSTRIA.............                      642
                                               --------
BRAZIL - 12.29%

COMMON STOCKS - 9.24%
Aracruz Celulose SA, ADR(+)+..         1,500         83
Banco Itau Holding Financeira
  S.A., ADR...................        46,660      1,484
Brasil Telecom Participacoes
  S.A., ADR+..................        20,300        829
Braskem SA, ADR(+)+...........        14,400        204
Centrais Eletricas Brasileiras
  S.A. .......................     5,276,500        151
Companhia Brasileira de
  Distribuicao Group, ADR+....        11,200        441
Companhia de Saneamento Basico
  do Estado de Sao Paulo......     4,066,400        398
Companhia de Saneamento Basico
  do Estado de Sao Paulo,
  ADR+........................        12,000        292
Companhia Paranaense de
  Energia, ADR+...............        16,300        179
Companhia Vale do Rio Doce,
  ADR.........................        31,464      1,400
Companhia Vale Do Rio Doce,
  ADR.........................         2,700        139
CPFL Energia S.A. ............        21,700        308
Empresa Brasileira de
  Aeronautica S.A. (Embraer),
  ADR.........................        15,910        618
Gerdau S.A., ADR+.............        13,125        227
Grendene S.A. ................        37,000        314
Natura Cosmeticos S.A.(+).....        11,675        149
Petroleo Brasileiro S.A., A
  Shares, ADR.................        20,816      1,850
Petroleo Brasileiro S.A.,
  ADR.........................        34,312      3,391
Tele Norte Leste Participacoes
  S.A., ADR...................        23,500        427
TIM Participacoes S.A.,
  ADR(+)......................         9,100        350
Tractebel Energia S.A. .......        19,500        161
Unibanco - Uniao de Bancos
  Brasileiros S.A., ADR.......        14,875      1,180

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Unibanco - Uniao de Bancos
  Brasileiros S.A. ...........         7,689   $    121
Votorantim Celulose e Papel
  S.A, ADR+...................        23,700        381
                                               --------
    TOTAL COMMON
      STOCKS..................                   15,077
                                               --------

PREFERRED STOCKS - 3.05%
All America Latina Logistica
  S.A. .......................         5,580        353
Banco Itau Holding Financeira
  S.A. .......................         7,824        247
Braskem SA(+).................        43,900        309
Centrais Eletricas Brasileiras
  S.A. .......................    14,382,200        378
Companhia de Tecidos Norte de
  Minas(+)....................     4,054,600        398
Companhia Energetica de Minas
  Gerais......................     8,760,113        422
Companhia Paranaense de
  Energia.....................    38,515,300        423
Companhia Vale do Rio Doce....         1,876         83
Duratex S.A. .................         1,858         41
Gerdau S.A. ..................        21,150        365
Itausa -- Investimentos Itau
  S.A. .......................        82,269        376
Klabin S.A. ..................       125,900        323
Lojas Americanas SA(+)........     5,590,700        233
Petrol Brasileiro S.A. .......         3,460         77
Telemar Norte Leste S.A. .....         7,800        217
Telemig Celular Participacoes
  S.A. .......................   161,711,789        363
Telemig Celular Participacoes
  SA, Right(+)................     1,727,082         --
Telesp -- Telecommunicacoes de
  Sao Paulo S.A. .............        15,092        359
                                               --------
    TOTAL PREFERRED STOCKS....                    4,967
                                               --------
    TOTAL BRAZIL..............                   20,044
                                               --------
CHILE - 0.38%

COMMON STOCKS
Banco Santander-Chile S.A.,
  ADR.........................         2,000         87
Grupo Enersis SA, ADR.........        36,320        444
United Breweries Co, Inc.,
  ADR(+)......................         3,800         94
                                               --------
    TOTAL CHILE...............                      625
                                               --------
CHINA - 3.25%

COMMON STOCKS
Bank of Communications Co.
  Ltd.(+)+++..................       388,000        236
BYD Company Ltd.+.............        81,900        165

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
China Construction
  Bank(+)+++..................       731,000   $    316
China Life Insurance Company
  Ltd.(+)+....................       234,000        317
China Petroleum & Chemical
  Corp.+......................       824,100        523
China Ping'an Insurance
  Company Ltd. ...............        96,000        264
China Telecom Corporation
  Ltd.+.......................     2,387,100        839
Huandian Power International
  Corp. ......................     1,957,800        537
Huaneng Power International,
  Inc.+.......................       511,900        370
PetroChina Company Ltd. ......       512,000        565
PICC Property and Casualty
  Company Ltd. ...............       654,000        236
Sinotrans Ltd.+...............       737,000        254
Weiqiao Textile Company
  Ltd.(+).....................       319,600        422
Yanzhou Coal Mining Company
  Ltd.(+)+....................       309,800        262
                                               --------
    TOTAL CHINA...............                    5,306
                                               --------
COLOMBIA - 0.22%
COMMON STOCKS
BanColombia SA, ADR(+)........        10,200        353
                                               --------
    TOTAL COLOMBIA............                      353
                                               --------
CZECH REPUBLIC - 0.15%

COMMON STOCKS
Central European Media
  Enterprises Ltd.(+)+........         3,800        245
                                               --------
    TOTAL CZECH REPUBLIC......                      245
                                               --------
HONG KONG - 3.51%

COMMON STOCKS
Asia Aluminum Holdings
  Ltd.(+).....................     1,062,000        193
Brilliance China Automotive
  Holdings Ltd.+..............       908,000        160
China Mobile (Hong Kong)
  Ltd. .......................        72,000        419
China Resource Power Holdings
  Company Ltd. ...............       266,000        201
China Unicom Ltd. ............       164,000        140
CNOOC Ltd.+...................     1,473,400      1,188
Denway Motors Ltd.+...........     1,720,000        699
Global Bio-chem Technology
  Group Company Ltd.+.........       986,200        515
Gome Electrical Appliances
  Holdings Ltd.+..............       622,000        537
The Grande Holdings Ltd. .....        91,000         69

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Hopewell Highway
  Infrastructure Ltd. ........       169,000   $    127
Kingboard Chemical Holdings
  Ltd. .......................        54,000        142
Moulin Global Eyecare Holdings
  Ltd.(+).....................        96,000         --
Panva Gas Holdings Ltd.(+)+...       233,600        102
Shanghai Industrial Holdings
  Ltd. .......................       227,500        490
Shenzhen Investment Ltd.(+)...       662,000        196
Shougang Concord Century
  Holdings Ltd. ..............       537,000         43
Texwinca Holdings Ltd. .......       196,000        144
TPV Technology Ltd. ..........       281,000        304
Victory City International
  Holdings Ltd. ..............       169,000         60
                                               --------
    TOTAL HONG KONG...........                    5,729
                                               --------
HUNGARY - 0.96%

COMMON STOCKS
Gedeon Richter Rt.............         4,274        921
Magyar Tavkozlesi Rt..........       139,300        637
                                               --------
    TOTAL HUNGARY.............                    1,558
                                               --------
INDIA - 7.57%

COMMON STOCKS
ABB Ltd. .....................         5,500        383
Andhra Bank(+)................        52,010         91
Aventis Pharma Ltd. ..........         4,000        170
Bank of Baroda(+).............         3,480         17
Bharat Electronics Ltd. ......        22,000      1,152
Bharat Petroleum Corporation
  Ltd. .......................        61,633        609
CIPLA(+)......................        44,375        255
Container Corp.(+)............         5,900        217
GAIL (India) Ltd.(+)..........        32,000        206
GAIL (India) Ltd., GDR++......         6,700        271
Gammon India Ltd.(+)..........         5,000         60
Glenmark Pharmaceuticals
  Ltd. .......................        20,300        145
Gujarat Ambuja Cements
  Ltd. .......................        58,750        152
HCL Technologies Ltd.(+)......        17,000        220
HDFC Bank Ltd.(+).............        14,000        256
Hero Honda Motors Ltd.(+).....        13,041        248
Hindalco Industries Ltd.,
  GDR++.......................       177,000        828
Hindalco Industries Ltd.(+)...        40,000        192
Hindalco Industries Ltd.,
  GDR(+)++....................        44,250        127
Hindustan Lever Ltd. .........        56,100        364
Hindustan Petroleum
  Corporation Ltd.(+).........        79,500        571
Hotel Leelaventure
  Limited(+)..................        18,000        165
Housing Development Finance
  Corporation Ltd. ...........         8,700        250

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
ICICI Bank Ltd., ADR..........         9,800   $    269
Infosys Technologies
  Ltd.(+).....................         4,700        329
ITC Ltd. .....................        39,000        175
ITC Ltd., GDR.................        22,500        100
Mahanagar Telephone Nigam
  Ltd. .......................       148,880        705
Mahindra & Mahindra Ltd. .....        22,500        316
Oil and Natural Gas
  Corporation Ltd. ...........        15,124        437
Punj Lloyd Ltd.(+)............         4,182         95
Punjab National Bank Ltd. ....        15,000        140
Reliance Energy Ventures
  Ltd.(+).....................        49,000         47
Reliance Industries Ltd. .....        51,400      1,156
Siemens India Ltd. ...........         2,200        285
State Bank of India, GDR++....        17,000        866
Union Bank of India(+)........        28,781         75
UTI Bank Ltd.(+)..............        10,000         77
UTI Bank Ltd., GDR............        14,000        104
Wipro Ltd.(+).................        18,500        223
                                               --------
    TOTAL INDIA...............                   12,348
                                               --------
INDONESIA - 1.77%

COMMON STOCKS
Bank Central Asia.............       174,500         87
Indosat Tbk PT(+).............       286,500        176
PT Astra International Tbk....       113,400        154
PT Bank Mandiri...............     2,007,000        439
PT Bank Rakyat Indonesia......       342,000        180
PT Gudang Garam Tbk...........       315,800        379
PT Indofood Sukses Makmur
  Tbk.........................     2,799,200        360
PT Perusahaan Gas Negara......       154,500        218
PT Telekomunikasi Indonesia
  Tbk.........................     1,037,300        892
                                               --------
    TOTAL INDONESIA...........                    2,885
                                               --------
ISRAEL - 0.83%

COMMON STOCKS
Bank Hapoalim BM..............        35,680        180
Bank Leumi le-Israel B.M......        50,600        198
Check Point Software
  Technologies Ltd.(+)........        29,300        567
Supersol Ltd.(+)..............        55,700        167
Taro Pharmaceutical Industries
  Ltd.(+)+....................        18,100        235
                                               --------
    TOTAL ISRAEL..............                    1,347
                                               --------
MALAYSIA - 2.68%

COMMON STOCKS
AMMB Holdings Berhad..........       313,700        247
Bandar Raya Developments
  Berhad......................        77,000         32

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Commerce Asset-Holding
  Berhad(+)...................       247,300   $    430
Gamuda Berhad.................       328,500        362
Genting Berhad................        81,500        573
Kuala Lumpur Kepong Berhad....        84,700        231
Malayan Banking Berhad........       191,900        588
Maxis Communications Berhad...        85,100        205
MK Land Holdings Berhad.......       103,300         23
Proton Holdings Berhad(+).....        85,100        140
Resorts World Berhad..........       125,300        463
Sime Darby Berhad.............       507,900        848
Telekom Malaysia Bhd(+).......        39,000        105
Tenaga Nasional Berhad........        50,500        119
                                               --------
    TOTAL MALAYSIA............                    4,366
                                               --------
MEXICO - 7.85%

COMMON STOCKS
America Movil S.A. de C.V.,
  ADR.........................        68,465      2,527
Cemex S.A. de C.V. ...........        42,336        286
Coca-Cola Femsa, S.A. de C.V.,
  ADR+........................        26,835        864
Controladora Commercial
  Mexicana S.A. de C.V. ......       391,200        665
Corp GEO SA de CV(+)+.........        62,100        233
Desc S.A. de C.V.(+)..........       101,000        112
Embotelladoras Arca S.A. .....        77,400        202
Fomento Economico Mexicano
  S.A. de C.V., ADR...........         5,680        528
Grupo Aeroportuario del
  Sureste S.A. de C.V.,
  ADR+........................        12,480        484
Grupo Continential, S.A. .....       224,450        429
Grupo Financiero Banorte, S.A.
  de C.V.(+)..................       100,900        263
Grupo Televisa, S.A., ADR.....        96,800      2,052
Kimberly-Clark de Mexico, S.A.
  de C.V.+....................       118,500        418
Organizacion Soriana SA de
  CV(+)+......................        18,600         84
Telefonos de Mexico, S.A. de
  C.V., ADR...................        66,280      1,457
Wal-Mart de Mexico, S.A. de
  C.V., ADR+..................         8,355        238
Wal-Mart de Mexico, S.A. de
  C.V. .......................       691,085      1,970
                                               --------
    TOTAL MEXICO..............                   12,812
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
MOROCCO - 0.57%

COMMON STOCKS
Banque Maroc du Commerce
  Exterieur...................         2,790   $    382
Maroc Telecom(+)..............        13,550        225
ONA (Omnium Nord Africain)....         1,940        321
                                               --------
    TOTAL MOROCCO.............                      928
                                               --------
PERU - 0.11%
COMMON STOCKS
Credicorp Ltd. ...............         6,900        187
                                               --------
    TOTAL PERU................                      187
                                               --------
PHILIPPINES - 0.56%

COMMON STOCKS
ABS-CBN Broadcasting
  Corp.(+)....................       261,800         69
Banco De Oro Universal Bank,
  GDR(+)++....................        14,600        203
Banco De Oro Universal
  Bank(+).....................       104,900         72
Bank of the Philippine
  Islands.....................       244,936        289
Manila Electric Co.(+)........       279,400        100
SM Prime Holdings.............     1,208,000        182
                                               --------
    TOTAL PHILIPPINES.........                      915
                                               --------
POLAND - 2.35%

COMMON STOCKS
Agora SA......................        11,786        172
Bank Millennium SA............       119,093        268
Bank Pekao SA.................         8,964        601
Central European Distribution
  Corp.(+)+...................         9,100        374
Polski Koncern Naftowy Orlen
  S.A. .......................         7,343        153
Powszechna Kasa Oszczednosci
  Bank Polski(+)..............        96,310      1,211
Telekomunikacja Polska SA(+)..        57,100        418
TVN SA(+).....................        20,463        640
                                               --------
    TOTAL POLAND..............                    3,837
                                               --------
RUSSIA - 7.05%

COMMON STOCKS
Comstar United Telesystems,
  GDR(+)++....................        25,000        187
Efes Breweries International
  NV(+).......................         7,582        288
JSC Surgutneftegaz, ADR(+)+...         5,800        505
LUKOIL Oil Co., ADR...........        59,288      5,366
Mining and Metallurgical
  Company Norilsk Nickel,
  ADR(+)+.....................         5,300        700

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
NovaTek OAO, GDR(+)+..........         8,900   $    378
Novolipetsk Steel, GDR+++.....        11,300        251
RAO Gazprom, ADR+.............        49,250      2,236
Sberbank RF, GDR(+)...........         4,100        740
Unified Energy System,
  GDR(+)......................         4,500        347
Wimm-Bill-Dann Foods,
  ADR(+)......................        13,900        503
                                               --------
    TOTAL RUSSIA..............                   11,501
                                               --------
SOUTH AFRICA - 10.33%

COMMON STOCKS
ABSA Group Ltd. ..............        23,420        462
African Bank Investments
  Ltd. .......................       131,440        735
Alexander Forbes Ltd. ........       160,087        413
Aspen Pharmacare Holdings
  Ltd. .......................        95,520        675
Aveng Ltd. ...................       296,810      1,173
Bidvest Group Ltd. ...........        31,604        578
Foschini Ltd.(+)..............        30,300        307
Gold Fields Ltd., ADR(+)+.....        12,970        330
Gold Fields Ltd.(+)...........        19,000        478
Group Five Ltd/South
  Africa(+)...................        43,811        222
Harmony Gold Mining Company
  Ltd., ADR(+)+...............         4,787         80
Harmony Gold Mining Company
  Ltd.(+).....................        22,329        368
Impala Platinum Holdings
  Ltd. .......................         3,819        724
JD Group Ltd. ................        29,320        453
Mittal Steel South Africa
  Ltd.(+).....................         9,500        111
MTN Group Ltd. ...............        36,440        364
Murray & Roberts Holdings
  Ltd. .......................        21,250         96
Nampak Ltd. ..................       254,900        776
Naspers Ltd. .................        53,750      1,180
Nedbank Group Ltd. ...........        60,452      1,262
Network Healthcare Holdings
  Ltd. .......................       165,600        281
Pretoria Portland Cement
  Company Ltd. ...............         8,370        583
Reunert Ltd.(+)...............        26,790        334
Sanlam Ltd. ..................       260,060        672
Sappi Ltd. ...................        60,460        865
Sasol Ltd. ...................        22,730        956
Shoprite Holdings Ltd. .......       122,800        517
Standard Bank Group Ltd. .....        22,531        321
Steinhoff International
  Holdings Ltd. ..............        65,659        260
Tiger Brands Ltd. ............        26,957        751
Truworths International
  Ltd.(+).....................        38,900        188
Woolworths Holdings Ltd. .....       123,000        345
                                               --------
    TOTAL SOUTH AFRICA........                   16,860
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
SOUTH KOREA - 14.60%

COMMON STOCKS - 14.16%
Amorepacific Corp. ...........           420   $    154
Cheil Industries, Inc. .......         6,200        225
Daelim Industrial Company
  Ltd. .......................         4,670        357
Daewoo Heavy Industries and
  Machinery Ltd. .............         7,630        143
Doosan Heavy Industries and
  Construction Ltd. ..........         7,600        275
Hanjin Heavy Industries &
  Construction Company
  Ltd. .......................         7,500        234
Hanmi Pharmaceutical Company
  Ltd. .......................           997        130
Hynix Semiconductor, Inc.(+)..        10,310        360
Hyundai Department Store
  Company Ltd. ...............           750         72
Hyundai Engineering &
  Construction Company
  Ltd.(+).....................         2,980        186
Hyundai Mobis.................         4,110        363
Hyundai Motor Company Ltd. ...        13,680      1,202
Industrial Bank of Korea......        14,510        292
Kangwon Land Inc. ............         8,771        180
Kookmin Bank..................        21,531      1,929
Kookmin Bank, ADR.............         4,450        396
Korea Electric Power Corp. ...        22,895      1,017
Korea Zinc Company Ltd. ......         3,580        322
KT Corp.(+)...................         1,690         76
KT Corp., ADR.................        43,000      1,001
KT&G Corp. ...................         3,070        172
Kumho Tire Company, Inc.,
  GDR++.......................         9,900         77
Kumho Tire Company, Inc. .....        31,590        492
LG Chemical...................        17,740        782
LG Construction Co. ..........         6,840        496
LG Electronics, Inc. .........        11,910        986
LG Philips LCD Company
  Ltd.(+).....................         3,350        141
Lotte Shopping Company Ltd.,
  GDR(+)++....................        17,300        355
Lotte Shopping Company
  Ltd.(+).....................           572        239
NHN Corp. ....................         1,190        423
Orion Corp. ..................         1,662        435
POSCO.........................         2,390        666
POSCO, ADR....................         3,870        273
Samsung Electronics Company
  Ltd.sec.....................         4,588      3,133
Samsung Fire & Marine
  Insurance Company Ltd. .....         2,540        365
Samsung SDI Company Ltd. .....         4,390        363
Shinhan Financial Group
  Company Ltd. ...............        29,460      1,468

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
SK Corp. .....................        13,650   $  1,004
SK Telecom Company Ltd. ......         1,668        392
SK Telecom Company Ltd.,
  ADR.........................        39,690      1,060
S-Oil Corp. ..................         3,780        293
Woongjin Coway Company Ltd. ..         9,030        268
Woongjin Coway Company Ltd.,
  GDR(+)......................         4,400         64
Woori Finance Holdings Company
  Ltd. .......................        10,610        240
                                               --------
    TOTAL COMMON STOCKS.......                   23,101
                                               --------

PREFERRED STOCKS - 0.44%
Hyundai Motor Co. ............         3,340        198
Samsung Electronics Company
  Ltd. .......................           957        518
                                               --------
    TOTAL PREFERRED STOCKS....                      716
                                               --------
    TOTAL SOUTH KOREA.........                   23,817
                                               --------
TAIWAN - 11.89%

COMMON STOCKS
Accton Technology Corp.(+)....       195,396        118
Advanced Semiconductor
  Engineering, Inc. ..........       177,118        210
AU Optronics Corp(+)..........       298,630        489
Benq Corp. ...................       591,550        494
Catcher Technology Company
  Ltd.(+).....................        10,000        112
Cathay Financial Holding
  Company Ltd.(+).............       496,000      1,111
Chang Hwa Commercial Bank.....       535,000        346
China Motor Co. ..............       402,860        429
Chinatrust Financial Holding
  Company Ltd. ...............       726,026        596
Chunghwa Telecom Company Ltd.,
  ADR.........................        24,600        507
Compal Electronics, Inc. .....     1,001,346      1,102
Delta Electronics, Inc. ......       302,682        943
Elan Microelectronics
  Corp.(+)....................       193,873        120
Epistar Corp.(+)..............        52,000        183
Everlight Electronics Co
  Ltd.(+).....................        48,000        136
Far Eastern Textile Co
  Ltd.(+).....................       189,000        174
Far EasTone Telecommunication
  Company Ltd. ...............        98,000        122
First Financial Holding
  Company Ltd. ...............     1,058,250        841
Formosa Chemicals & Fibre
  Corp. ......................       265,000        430
Formosa Petrochemical
  Corp. ......................       100,000        185
Fubon Financial Holding
  Company Ltd.(+).............       261,000        253

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
High Tech Computer Corp. .....        16,000   $    511
Hon Hai Precision Industry
  Company Ltd. ...............       113,172        768
Largan Precision Company
  Ltd.(+).....................        17,158        362
Nien Hsing Textile Company
  Ltd. .......................       285,000        183
Nien Made Enterprise Company
  Ltd.(+).....................        99,000        136
Optimax Technology Corp. .....       216,090        265
Phoenix Precision Technology
  Corp. ......................        55,000        125
Powerchip Semiconductor
  Corp. ......................       633,000        436
Quanta Computer, Inc. ........       623,712      1,101
Shin Kong Financial Holding
  Company Ltd. ...............       725,743        773
Silitech Technology Corp.(+)..        25,000        145
SinoPac Holdings..............     1,561,987        867
Sunplus Technology Company
  Ltd. .......................       235,007        289
Taishin Financial Holdings
  Company Ltd. ...............       201,758        133
Taiwan Cellular Corp. ........       551,635        555
Taiwan Cement Corp.(+)........       189,000        148
Taiwan Semiconductor
  Manufacturing Company
  Ltd. .......................        96,000        205
Tripod Technology Corp.(+)....        45,000        169
Tsann Keun Enterprise Company
  Ltd.(+).....................        95,720        144
Unimicron Technology
  Corp.(+)....................        98,000        163
United Microelectronics
  Corp. ......................     2,806,366      1,953
United Microelectronics Corp.,
  ADR.........................        21,900         83
Wan Hai Lines Ltd. ...........       127,000         88
Wintek Corp.(+)...............        87,000        118
Wistron Corp.(+)..............       168,000        219
Yaego Corp.(+)................     1,303,000        564
                                               --------
    TOTAL TAIWAN..............                   19,404
                                               --------
THAILAND - 2.13%

COMMON STOCKS
Advanced Info Services PCL....        37,200         88
Bangkok Bank PCL..............        51,600        164
CH. Karnchang Public Company
  Ltd. .......................       188,900         54
Charoen Pokphand Foods PCL....     1,194,900        175
CP Seven Eleven PCL...........     1,207,300        244
Delta Electronics PCL.........       289,200        155
Italian-Thai Development
  PCL.........................       183,800         35
Kasikornbank PCL..............       382,000        692
Krung Thai Bank PCL...........     1,607,700        514

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Lalin Property PCL............       148,400   $     22
Land & Houses PCL.............       354,400         83
PTT Exploration & Production
  PCL(+)......................        46,500        139
PTT Public Company Ltd. ......        40,500        259
Siam Commercial Bank PCL......       262,300        447
Siam Makro PCL................        75,400        161
Thai Oil PCL..................        95,400        153
Total Access
  Communications(+)+..........        25,000         90
                                               --------
    TOTAL THAILAND............                    3,475
                                               --------
TURKEY - 2.53%

COMMON STOCKS
Akcansa Cimento A.S...........        55,842        426
BIM Birlesik Magazalar A.S....         9,880        385
Dogan Yayin Holding(+)........       114,969        582
Enka Insaat ve Sanayi
  A.S.(+).....................        44,838        695
Haci Omer Sabanci Holding
  A.S.........................        32,400        153
Hurriyet Gazetecilik ve
  Matbaacilik A.S.(+).........        46,563        171
Tupras-Turkiye Petrol
  Rafinerileri A.S.(+)........        20,603        436
Turkiye Garanti Bankasi A.S...       174,642        720
Turkiye Is Bankasi (Isbank)...        31,520        265
Turkiye Vakiflar Bankasi
  T.A.O.......................        31,400        198
Yapi ve Kredi Bankasi
  A.S.(+).....................        43,973        103
                                               --------
    TOTAL TURKEY..............                    4,134
                                               --------

SHORT TERM INVESTMENTS - 11.43%
American Beacon Enhanced Cash
  Trusth#.....................     7,558,641      7,559
American Beacon Money Market
  Select Fundh#...............    10,470,365     10,470
                                    PAR
                                   AMOUNT
                                ------------
U.S. Treasury Bill, 4.455%,
  Due 6/8/2006P...............  $        625        622
                                               --------
    TOTAL SHORT TERM
      INVESTMENTS.............                   18,651
                                               --------
TOTAL INVESTMENTS - 105.44%
  (COST $122,080).............                  172,027
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (5.44%)............                   (8,879)
                                               --------
TOTAL NET ASSETS - 100.00%....                 $163,148
                                               ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

---------------

        GDR - Global Depository Receipt
        ADR - American Depository Receipt
(+)-    Non-income producing security.
+-      All or a portion of this security is on loan at April 30,
        2006. See Note 5.
++-     Security exempt from registration under Rule 144A of the
        Securities Act of 1933. These securities may be resold in
        transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,717 or 2.28% of net assets.
sec.-   The coupon rate shown on floating or adjustable rate
        securities represents the rate at period end. The due date on these types of securities reflects the final maturity
        date.
h-      The Fund/Trust is affiliated by having the same investment advisor. See Note 2.
#-      All or a portion of this security is purchased with cash
        collateral for securities loaned.
P-      At April 30, 2006, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                 UNREALIZED
                                                             NUMBER OF   EXPIRATION   MARKET   APPRECIATION/
                                                             CONTRACTS      DATE      VALUE    (DEPRECIATION)
                                                             ---------   ----------   ------   --------------
Emini S&P 500 Index........................................    139       Jun 2006     $9,146        $92

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                         SETTLEMENT   MARKET   UNREALIZED
                         CONTRACTS TO DELIVER                               DATE      VALUE    GAIN/(LOSS)
                                                                         ----------   ------      -----
16,161     South African Rand..........................................  8/14/2006    $2,672      $(194)
                                                                                      ------      -----
TOTAL CONTRACTS TO DELIVER (RECEIVABLE AMOUNT $2,478)..................               $2,672      $(194)
                                                                                      ======      =====
NET CURRENCY FLUX......................................................                           $(194)
                                                                                                  =====

SECTOR DIVERSIFICATION

                                                              PERCENT OF
                                                              NET ASSETS
                                                               -------
Consumer Discretionary......................................    12.61%
Consumer Staples............................................     5.12%
Energy......................................................    12.11%
Financials..................................................    19.34%
Health Care.................................................     1.96%
Industrials.................................................    10.26%
Information Technology......................................    10.13%
Materials...................................................     8.66%
Telecommunication Services..................................     9.96%
Utilities...................................................     3.86%
Short Term Investments......................................    11.43%
Liabilities, Net of Other Assets............................     (5.44)%
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 94.67%

AUTO COMPONENTS - 5.03%
ArvinMeritor, Inc., 8.75%, Due 3/1/2012+....................  $     1,000   $  1,026
Asbury Automotive Group, Inc.,
  9.00%, Due 6/15/2012......................................        1,575      1,626
  8.00%, Due 3/15/2014......................................          800        806
CSK Auto Corp., 7.00%, Due 1/15/2014........................        2,045      1,973
The Goodyear Tire & Rubber Co., 11.25%, Due 3/1/2011........        1,800      2,016
Group 1 Automotive, Inc., 8.25%, Due 8/15/2013..............        1,250      1,275
Pep Boys, Inc., 7.50%, Due 12/15/2014.......................        1,700      1,564
Stanadyne Corp., 10.00%, Due 8/15/2014......................        1,000        920
Tenneco, Inc., 8.625%, Due 11/15/2014+......................        1,000      1,013
TriMas Corp., 9.875%, Due 6/15/2012.........................        2,000      1,875
United Components, Inc., 9.375%, Due 6/15/2013..............        2,250      2,205
                                                                            --------
                                                                              16,299
                                                                            --------

BASIC MATERIALS - 0.34%
Lyondell Chemical Co., 11.125%, Due 7/15/2012...............        1,000      1,105
                                                                            --------

COMMERCIAL SERVICES - 1.78%
Iron Mountain, Inc., 6.625%, Due 1/1/2016...................        2,000      1,885
NationsRent Companies, 9.50%, Due 5/1/2015..................        1,310      1,421
United Rentals North America, Inc., 6.50%, Due 2/15/2012....        1,475      1,445
WH Holdings (Cayman Islands) Ltd., 9.50%, Due 4/1/2011......          950      1,017
                                                                            --------
                                                                               5,768
                                                                            --------

COMMUNICATIONS - 12.65%
Cadmus Communications Corp., 8.375%, Due 6/15/2014..........        1,700      1,713
CCH I LLC, 11.00%, Due 10/1/2015............................          518        461
Charter Communications Holdings, 10.25%, Due 9/15/2010......        1,675      1,688
Charter Communications Operations, 8.375%, Due
  4/30/2014+++..............................................        1,150      1,156
CSC Holdings, Inc.,
  7.25%, Due 7/15/2008......................................        2,150      2,174
  10.50%, Due 5/15/2016.....................................        1,500      1,582
Dex Media, Inc.,
  9.875%, Due 8/15/2013.....................................        1,000      1,101
  Zero Coupon, Due 11/15/2013(+)#...........................        1,036        881
  Zero Coupon, Due 11/15/2013(+)#...........................        1,250      1,062
Dobson Cellular Systems, Inc., 9.43%, Due 11/1/2011#........        1,675      1,734
Echostar DBS Corp.,
  6.625%, Due 10/1/2014+....................................        2,975      2,867
  7.125%, Due 2/1/2016++....................................        2,500      2,441
FTD, Inc., 7.75%, Due 2/15/2014.............................          923        910
Houghton Mifflin Co., 8.25%, Due 2/1/2011...................        1,350      1,397
Insight Communications, Inc., 12.25%, Due 2/15/2011.........        2,375      2,532
Intelsat Ltd.,
  5.25%, Due 11/1/2008......................................        1,250      1,203
  7.625%, Due 4/15/2012+....................................        2,250      1,929
Intelsat Subsidiary Holding Co Ltd.,
  8.25%, Due 1/15/2013......................................          400        408
  8.625%, Due 1/15/2015.....................................          500        520
The Interpublic Group of Companies, Inc., 6.25%, Due
  11/15/2014................................................        2,375      1,971

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Kabel Deutschland GMBH, 10.625%, Due 7/1/2014+++............  $     2,825   $  3,051
L-3 Communications Corp., 6.375%, Due 10/15/2015............        1,500      1,455
Level 3 Financing, Inc., 12.25%, Due 3/15/2013++............          500        535
Mastec, Inc., 7.75%, Due 2/1/2008...........................        1,500      1,498
Network Communications, Inc., 10.75%, Due 12/1/2013++.......        1,000      1,028
RH Donnelley Corp., 8.875%, Due 1/15/2016++.................        1,600      1,646
Rural Cellular Corp., 8.25%, Due 3/15/2012++................        1,000      1,050
US Unwired, Inc., 9.16%, Due 6/15/2010#.....................        1,000      1,025
                                                                            --------
                                                                              41,018
                                                                            --------

CONSTRUCTION & ENGINEERING - 2.32%
Beazer Homes USA, Inc., 8.375%, Due 4/15/2012...............        2,000      2,083
K. Hovnanian Enterprises, Inc., 8.875%, Due 4/1/2012+.......        2,700      2,822
KB Home,
  7.75%, Due 2/1/2010.......................................        1,000      1,030
  9.50%, Due 2/15/2011......................................        1,500      1,571
                                                                            --------
                                                                               7,506
                                                                            --------

CONSUMER, CYCLICAL - 0.88%
Technical Olympic USA, Inc., 8.25%, Due 4/1/2011++..........        1,250      1,245
TRW Automotive, Inc., 9.375%, Due 2/15/2013.................        1,500      1,613
                                                                            --------
                                                                               2,858
                                                                            --------

CONSUMER, NON-CYCLICAL - 1.79%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
  7.625%, Due 5/15/2014++...................................        1,350      1,374
Blyth, Inc., 5.50%, Due 11/1/2013...........................          750        634
Prestige Brands, Inc., 9.25%, Due 4/15/2012.................        2,000      2,030
Triad Hospitals, Inc., 7.00%, Due 5/15/2012.................          750        744
United Surgical Partners International, Inc., 10.00%, Due
  12/15/2011................................................          950      1,013
                                                                            --------
                                                                               5,795
                                                                            --------

ENERGY - 9.50%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%,
  Due 5/20/2016.............................................        1,400      1,386
AmeriGas Partners LP, 7.25%, Due 5/20/2015..................        1,500      1,492
Browning-Ferris Industries, Inc., 9.25%, Due 5/1/2021.......        1,500      1,590
Chesapeake Energy Corp.,
  6.875%, Due 1/15/2016.....................................        1,250      1,231
  6.50%, Due 8/15/2017......................................        2,000      1,910
Clayton Williams Energy, Inc., 7.75%, Due 8/1/2013..........        1,000        943
Energy Partners Ltd., 8.75%, Due 8/1/2010...................        2,000      2,045
Holly Energy Partners, 6.25%, Due 3/1/2015..................        1,450      1,367
Inergy L.P./Inergy Finance Corp., 6.875%, Due 12/15/2014....        2,224      2,102
Massey Energy Co., 6.875%, Due 12/15/2013++.................        3,000      2,888
Newfield Exploration Co., 8.375%, Due 8/15/2012.............        1,000      1,072
NRG Energy, Inc., 7.375%, Due 2/1/2016......................        1,750      1,765
Paramount Resources Ltd., 8.50%, Due 1/31/2013..............        2,124      2,209
PetroQuest Energy, Inc., 10.375%, Due 5/15/2012.............        3,000      3,187
Pogo Producing Co., 8.25%, Due 4/15/2011....................        1,250      1,302
Reliant Energy, Inc., 9.50%, Due 7/15/2013..................        1,000      1,015

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Swift Energy Co.,
  7.625%, Due 7/15/2011.....................................  $       900   $    902
  9.375%, Due 5/1/2012......................................        1,000      1,062
Tenaska, Inc., 6.528%, Due 12/30/2014++.....................        1,381      1,329
                                                                            --------
                                                                              30,797
                                                                            --------

FINANCE - 4.57%
American Real Estate Partners, L.P., 7.125%, Due
  2/15/2013.................................................        1,500      1,489
CPI Holding Company, Inc., 10.561%, Due 2/1/2015#...........        1,750      1,811
E*Trade Financial Corp., 8.00%, Due 6/15/2011...............        3,075      3,175
National Health Investors, 7.30%, Due 7/16/2007.............        1,000      1,011
Rainbow National Services LLC, 10.375%, Due 9/1/2014++......          750        842
Residential Capital Corp., 6.898%, Due 4/17/2009++#.........        1,900      1,899
Stripes Acquisition LLC/Susser Finance Corp., 10.625%, Due
  12/15/2013++..............................................        2,000      2,125
Thornburg Mortgage, 8.00%, Due 5/15/2013....................        2,500      2,481
                                                                            --------
                                                                              14,833
                                                                            --------

FOOD & DRUG RETAILING - 0.86%
Rite Aid Corp.,
  8.125%, Due 5/1/2010+.....................................        2,000      2,045
  9.50%, Due 2/15/2011......................................          710        749
                                                                            --------
                                                                               2,794
                                                                            --------

FOOD PRODUCTS - 0.76%
Pilgrims Pride Corp., 9.625%, Due 9/15/2011.................        2,348      2,448
                                                                            --------

FOOD/RESTAURANT - 0.53%
Cott Beverages, Inc., 8.00%, Due 12/15/2011.................        1,700      1,730
                                                                            --------

HEALTH CARE - 6.70%
Athena Neurosciences Financial LLC, 7.25%, Due 2/21/2008+...        2,300      2,286
DaVita, Inc., 7.25%, Due 3/15/2015..........................        2,000      2,000
HCA, Inc.,
  6.95%, Due 5/1/2012.......................................        1,000      1,003
  6.30%, Due 10/1/2012......................................        2,000      1,942
  8.36%, Due 4/15/2024......................................        1,935      1,998
Interactive Health, 8.00%, Due 4/1/2011++...................        1,550      1,240
Omnicare, Inc., 6.875%, Due 12/15/2015......................        2,050      2,027
Select Medical Corp., 7.625%, Due 2/1/2015..................        1,525      1,376
Skilled Healthcare Group, Inc., 11.00%, Due 1/15/2014++.....        1,300      1,365
Sybron Dental Specialties, Inc., 8.125%, Due 6/15/2012......        1,000      1,058
Triad Hospitals, Inc., 7.00%, Due 11/15/2013................        1,750      1,708
US Oncology Holdings, Inc., 10.32%, Due 3/15/2015#..........        1,000      1,015
US Oncology, Inc.,
  9.00%, Due 8/15/2012......................................        1,500      1,590
  10.75%, Due 8/15/2014.....................................        1,000      1,119
                                                                            --------
                                                                              21,727
                                                                            --------

HOTELS, RESTAURANTS & LEISURE - 3.84%
AMF Bowling Worldwide, Inc., 10.00%, Due 3/1/2010...........        1,950      2,006
Landry's Restaurants, Inc., 7.50%, Due 12/15/2014...........          525        504

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Majestic Star Casino LLC,
  9.50%, Due 10/15/2010.....................................  $     1,000   $  1,065
  9.50%, Due 10/15/2010++...................................          500        533
MGM Mirage, 6.875%, Due 4/1/2016++..........................        2,750      2,681
San Pasqual Casino Development Group, 8.00%, Due
  9/15/2013++...............................................        1,800      1,818
Turning Stone Casino Resort, 9.125%, Due 12/15/2010++.......        3,710      3,858
                                                                            --------
                                                                              12,465
                                                                            --------

INDUSTRIALS - 23.31%
Abitibi-Consolidated, Inc., 8.55%, Due 8/1/2010.............          500        513
ACIH, Inc., Zero Coupon, Due 12/15/2012(+)++#...............        2,325      1,912
Ainsworth Lumber Company Ltd., 6.75%, Due 3/15/2014.........        1,000        853
Alpha Natural Resources, LLC, 10.00%, Due 6/1/2012..........        2,000      2,190
Altra Industrial Motion, Inc., 9.00%, Due 12/1/2011.........        1,575      1,583
Borden, Inc., 9.20%, Due 3/15/2021..........................        1,500      1,380
Case New Holland, Inc.,
  9.25%, Due 8/1/2011.......................................        1,500      1,594
  7.125%, Due 3/1/2014++....................................        1,000        983
Casella Waste Systems, Inc., 9.75%, Due 2/1/2013............        2,020      2,151
Celestica, Inc., 7.875%, Due 7/1/2011+......................        2,500      2,544
CHC Helicopter Corp., 7.375%, Due 5/1/2014..................        1,787      1,818
Clean Harbors, Inc., 11.25%, Due 7/15/2012..................          650        735
Communications and Power Industries, Inc., 8.00%, Due
  2/1/2012..................................................        1,500      1,541
Corrections Corporation of America,
  7.50%, Due 5/1/2011.......................................          500        506
  6.75%, Due 1/31/2014+.....................................        1,500      1,463
Crystal US Holdings 3 LLC / Crystal US Sub 3 Corp, 10.50%,
  Due 10/1/2014#............................................        3,990      3,152
Dycom Industries, Inc., 8.125%, Due 10/15/2015..............        1,500      1,545
Ford Motor Credit Co.,
  5.625%, Due 10/1/2008.....................................        1,000        910
  5.80%, Due 1/12/2009......................................          700        634
  9.473%, Due 4/15/2012#....................................          800        801
GenCorp, Inc., 9.50%, Due 8/15/2013.........................        1,500      1,620
General Motors Acceptance Corp.,
  6.875%, Due 9/15/2011.....................................        2,825      2,646
  6.75%, Due 12/1/2014+.....................................          600        547
General Motors Corp., 7.70%, Due 4/15/2016..................        1,300        938
The Greenbrier Companies, Inc., 8.375%, Due 5/15/2015.......          975      1,020
GST Equipment Funding, Inc., 13.25%, Due 5/1/2007(+)sec.h...        2,500         --
Interline Brands, Inc., 11.50%, Due 5/15/2011...............        2,275      2,525
Intertape Polymer, Inc., 8.50%, Due 8/1/2014................        1,300      1,300
J.B. Poindexter, Inc., 8.75%, Due 3/15/2014.................        2,000      1,625
Jacuzzi Brands, Inc., 9.625%, Due 7/1/2010..................        1,550      1,660
Jefferson Smurfit Corp., 8.25%, Due 10/1/2012+..............        1,000        970
Nell AF SARL, 8.375%, Due 8/15/2015+++......................        2,250      2,230
Owens-Brockway Glass Containers, Inc.,
  8.875%, Due 2/15/2009.....................................        1,000      1,040
  8.75%, Due 11/15/2012.....................................        2,250      2,402
  8.25%, Due 5/15/2013......................................        1,000      1,028
Pipe Acquisition Finance PLC, 10.913%, Due 12/15/2010++#....        1,100      1,089
Plastipak Holdings, Inc., 8.50%, Due 12/15/2015++...........        1,475      1,490
Polypore International, Inc., 10.50%, Due 10/1/2012#........          550        364

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Polypore, Inc., 8.75%, Due 5/15/2012........................  $     1,450   $  1,374
RJ Reynolds Tobacco Holdings, Inc., 7.30%, Due 7/15/2015....        1,350      1,370
Samsonite Corp., 8.875%, Due 6/1/2011.......................        2,500      2,650
Sequa Corp., 9.00%, Due 8/1/2009............................        1,750      1,881
Solectron Corp., 7.97%, Due 11/15/2006......................        1,500      1,515
SunGard Data Systems, Inc., 9.125%, Due 8/15/2013++.........          775        827
Superior Essex Communications, 9.00%, Due 4/15/2012.........        2,400      2,424
Terex Corp.,
  9.25%, Due 7/15/2011......................................        1,000      1,065
  7.375%, Due 1/15/2014+....................................        2,260      2,288
Transdigm, Inc., 8.375%, Due 7/15/2011......................        2,500      2,625
UNOVA, Inc., 7.00%, Due 3/15/2008...........................        4,250      4,271
                                                                            --------
                                                                              75,592
                                                                            --------

INFORMATION TECHNOLOGY - 0.66%
SunGard Data Systems, Inc., 10.25%, Due 8/15/2015+++........        2,000      2,150
                                                                            --------

MATERIALS - 8.02%
Abitibi-Consolidated, Inc., 6.00%, Due 6/20/2013+...........        1,000        895
BCI US Finance Corp., 10.568%, Due 7/15/2010++#.............          500        511
Compass Minerals International, Inc., 1.00%, Due
  6/1/2013#.................................................        1,825      1,661
Earle M. Jorgensen Co., 9.75%, Due 6/1/2012.................        1,655      1,787
Freeport-McMoRan Copper & Gold, Inc., 6.875%, Due
  2/1/2014..................................................        1,500      1,489
Hercules, Inc., 6.75%, Due 10/15/2029.......................        1,750      1,691
Ineos Group Holdings Plc, 8.50%, Due 2/15/2016++............        2,000      1,900
Lyondell Chemical Co., 10.875%, Due 5/1/2009................        2,500      2,562
Nalco Co., 8.875%, Due 11/15/2013...........................        1,000      1,033
Neenah Paper, Inc., 7.375%, Due 11/15/2014..................        2,450      2,291
The Newark Group, Inc., 9.75%, Due 3/15/2014................        2,200      2,074
OM Group, Inc., 9.25%, Due 12/15/2011.......................        1,750      1,807
Phibro Animal Health Corp., 13.00%, Due 12/1/2007...........          500        515
Resolution Performance Products, 8.00%, Due 12/15/2009......        1,750      1,842
Rhodia SA, 10.25%, Due 6/1/2010+............................        2,309      2,580
UAP Holding Corp., Zero Coupon, Due 7/15/2012(+)#...........        1,506      1,357
                                                                            --------
                                                                              25,995
                                                                            --------

MEDIA - 3.79%
Advanstar Communications, Inc.,
  10.75%, Due 8/15/2010.....................................        1,500      1,627
  12.00%, Due 2/15/2011+....................................        1,375      1,454
Allbritton Communications Co., 7.75%, Due 12/15/2012........        2,590      2,596
American Media Operations, Inc., 10.25%, Due 5/1/2009+......        1,500      1,410
LBI Media, Inc., 10.125%, Due 7/15/2012.....................        1,000      1,075
The Sheridan Group, Inc., 10.25%, Due 8/15/2011.............        2,125      2,189
Warner Music Group, 7.375%, Due 4/15/2014...................        1,600      1,576
WMG Holdings Corp., 9.50%, Due 12/15/2014#..................          500        368
                                                                            --------
                                                                              12,295
                                                                            --------

RETAIL - 3.39%
Jostens Holding, 10.25%, Due 12/1/2013#.....................        1,900      1,468
Jostens IH Corp., 7.625%, Due 10/1/2012.....................          950        943
NBTY, Inc., 7.125%, Due 10/1/2015++.........................        1,800      1,701

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Phillips-Van Heusen Corp.,
  8.125%, Due 5/1/2013......................................  $       735   $    773
  7.75%, Due 11/15/2023.....................................        1,800      1,890
Rafaella Apparel Group, Inc., 11.25%, Due 6/15/2011++.......        1,500      1,519
Woolworth Corp., 8.50%, Due 1/15/2022.......................        2,550      2,690
                                                                            --------
                                                                              10,984
                                                                            --------

SERVICES - 0.88%
Knowledge Learning Corp., 7.75%, Due 2/1/2015++.............        3,000      2,846
                                                                            --------

TECHNOLOGY - 1.68%
Amkor Technology, Inc.,
  9.25%, Due 2/15/2008......................................        2,000      2,110
  7.75%, Due 5/15/2013......................................          500        477
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance
  Co.,
  8.16%, Due 12/15/2011#....................................        1,850      1,864
Sensata Technologies BV, 8.00%, Due 5/1/2014++..............        1,000      1,005
                                                                            --------
                                                                               5,456
                                                                            --------

TELECOMMUNICATION SERVICES - 1.39%
AirGate PCS, Inc., 9.375%, Due 9/1/2009.....................        1,000      1,046
Block Communications, Inc., 8.25%, Due 12/15/2015++.........        2,000      1,955
Stratos Global Corp., 9.875%, Due 2/15/2013++...............        1,500      1,506
                                                                            --------
                                                                               4,507
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                 306,968
                                                                            --------

CONVERTIBLE OBLIGATIONS - 0.66%

TECHNOLOGY - 0.66%
Nortel Networks Corp., 4.25%, Due 9/1/2008..................        2,250      2,132
                                                                            --------
    TOTAL CONVERTIBLE OBLIGATIONS...........................                   2,132
                                                                            --------
                                                                SHARES
                                                              -----------
SHORT TERM INVESTMENTS - 11.23%

AIM Short-Term Investment Company Liquid Asset Fund@........    2,051,985      2,052
American Beacon Money Market Select Fund*...................   11,875,450     11,875
                                                                  PAR
                                                                AMOUNT
                                                              -----------
Citigroup Global Markets, Inc. Master Note@.................  $    10,000     10,000
Merrill Lynch Pierce Fenner & Smith, Inc. Tri Party Repo,
  4.915%, Due 5/1/2006 (Collateral held at J.P. Morgan Chase consists of the following: U.S. Unwired, Inc., 10.00%, Due
  6/15/2012, Market Value - $4,463; and Verizon NY, Inc.,
  7.75%, Due 4/1/2032, Market Value - $5,740.)@.............       10,000     10,000

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
wMorgan Stanley & Co, 4.925%, Due 5/1/2006 (Collateral held
  at The Bank of New York consists of the following: Banco
  Santander, 5.22%, Due 12/9/2009, Market
  Value - $2,616.)@.........................................  $     2,500   $  2,500
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                  36,427
                                                                            --------
TOTAL INVESTMENTS - 106.56% (COST $345,784).................                 345,527
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (6.56%)..................                 (21,277)
                                                                            --------
TOTAL NET ASSETS - 100.00%..................................                $324,250
                                                                            ========

---------------

             Percentages are stated as a percent of net assets.
(+)     -    Non-income producing security.
+       -    All or a portion of this security is on loan at April 30,
             2006. See Note 5.
++      -    Security exempt from registration under Rule 144A of the
             Securities Act of 1933. These securities may be resold in
             transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,728 or 17.80% of net assets.
#       -    The coupon rate shown on floating or adjustable rate
             securities represents the rate at period end. The due date on these types of securities reflects the final maturity
             date.
sec.    -    In Default
h       -    Valued at fair value pursuant to procedures approved by the
             Board of Trustees.
(@)     -    All or a portion of this security is purchased with cash
             collateral for securities loaned.
*       -    The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
COMMON STOCKS - 3.97%

CONSUMER DISCRETIONARY - 0.24%

SPECIALTY RETAIL - 0.24%
Tiffany & Co. ..............................................       7,300    $    255
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                     255
                                                                            --------

FINANCIALS - 0.78%

DIVERSIFIED FINANCIALS - 0.52%
The Goldman Sachs Group, Inc. ..............................       3,500         561
                                                                            --------

INSURANCE - 0.26%
AON Corp. ..................................................       6,750         283
                                                                            --------
    TOTAL FINANCIALS........................................                     844
                                                                            --------

HEALTH CARE - 0.70%

PHARMACEUTICALS - 0.70%
Barr Pharmaceuticals, Inc.(+)...............................       6,000         363
Mylan Laboratories, Inc.(+).................................      17,500         382
                                                                            --------
    TOTAL HEALTH CARE.......................................                     745
                                                                            --------

INDUSTRIALS - 0.68%

COMMERCIAL SERVICES & SUPPLIES - 0.31%
Manpower, Inc.(+)...........................................       5,000         326
                                                                            --------

TRANSPORTATION INFRASTRUCTURE - 0.37%
Burlington Northern Santa Fe Corp. .........................       5,000         397
                                                                            --------
    TOTAL INDUSTRIALS.......................................                     723
                                                                            --------

INFORMATION TECHNOLOGY - 1.57%
COMMUNICATIONS EQUIPMENT - 0.81%
Nokia Corp., ADR............................................      25,000         567
Tellabs, Inc.(+)............................................      19,000         301
                                                                            --------
                                                                                 868
                                                                            --------
IT CONSULTING & SERVICES - 0.45%
Infosys Technologies Ltd., ADR+.............................       6,100         480
                                                                            --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.31%
Atmel Corp.(+)..............................................      62,500         327
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                   1,675
                                                                            --------
    TOTAL COMMON STOCKS.....................................                   4,242
                                                                            --------

CONVERTIBLE PREFERRED STOCKS - 2.72%

BANKS - 0.38%
Washington Mutual, Inc. ....................................       7,200         401
                                                                            --------
FINANCE - 1.21%
Lazard Ltd. ................................................      10,250         405
Lehman Brothers Holdings, Inc.+.............................      15,300         398
Morgan Stanley..............................................      11,500         495
                                                                            --------
                                                                               1,298
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
INSURANCE - 1.13%
Genworth Financial, Inc. ...................................       9,300    $    337
MetLife, Inc. ..............................................      16,000         448
Travelers Property Casualty Corp.+..........................      17,250         426
                                                                            --------
                                                                               1,211
                                                                            --------
    TOTAL CONVERTIBLE PREFERRED STOCKS......................                   2,910
                                                                            --------
                                                                  PAR
                                                                AMOUNT
                                                              -----------
CORPORATE OBLIGATIONS - 46.48%

BANKS - 8.28%
Banco Popular North America, Inc.,
  6.125%, Due 10/15/2006....................................  $      500         502
  4.25%, Due 4/1/2008.......................................         300         292
Bank of America Corp., 3.375%, Due 2/17/2009+...............         350         333
Bank One Corp., 4.90%, Due 4/30/2015+.......................         500         464
Capital One Bank,
  4.25%, Due 12/1/2008......................................       1,000         972
  5.125%, Due 2/15/2014.....................................         330         315
Citigroup, Inc., 5.125%, Due 2/14/2011......................       1,000         984
Credit Suisse First Boston, 6.50%, Due 5/1/2008++...........         500         509
Credit Suisse First Boston USA, Inc., 5.875%, Due
  8/1/2006..................................................       1,500       1,502
ING Bank, NV, 5.125%, Due 5/1/2015++........................         300         284
Synovus Financial Corp., 4.875%, Due 2/15/2013+.............         500         476
Wachovia Corp., 6.40%, Due 4/1/2008.........................       1,500       1,530
Washington Mutual, Inc., 4.625%, Due 4/1/2014...............         750         680
                                                                            --------
                                                                               8,843
                                                                            --------

COMMERCIAL SERVICES - 0.24%
WH Holdings (Cayman Islands) Ltd., 9.50%, Due 4/1/2011......         240         257
                                                                            --------

COMMUNICATIONS - 1.07%
AT&T Broadband Corp., 8.375%, Due 3/15/2013.................         700         784
Time Warner, Inc., 6.75%, Due 4/15/2011.....................         350         363
                                                                            --------
                                                                               1,147
                                                                            --------

ELECTRIC/GAS - 1.04%
Kinder Morgan Finance Co. ULC, 5.70%, Due 1/5/2016..........         350         337
MidAmerican Energy Holdings Co., 3.50%, Due 5/15/2008.......         800         770
                                                                            --------
                                                                               1,107
                                                                            --------

FINANCE - 11.89%
American Honda Finance Corp., 4.875%, Due 5/15/2010.........         300         291
The Bear Stearns Cos, Inc., 2.875%, Due 7/2/2008............         800         760
Countrywide Home Loans, Inc. 3.25%, Due 5/21/2008...........       1,000         958
E*Trade Financial Corp.,
  7.375%, Due 9/15/2013.....................................         150         153
  7.875%, Due 12/1/2015.....................................         125         131
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....         350         321
General Electric Capital Corp., 4.125%, Due 3/4/2008........       2,000       1,960
The Goldman Sachs Group, Inc., 4.75%, Due 7/15/2013.........         350         329

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Household Finance Corp., 5.75%, Due 1/30/2007...............  $    1,750    $  1,756
HSBC Finance Corp., 5.25%, Due 1/14/2011+...................       1,000         986
International Lease Finance Corp., 6.375%, Due 3/15/2009....         725         742
Lehman Brothers Holdings, Inc., 3.50%, Due 8/7/2008.........       1,000         961
Merrill Lynch & Company, Inc., 6.00%, Due 2/17/2009.........       1,000       1,016
ProLogis, 5.50%, Due 4/1/2012...............................         350         344
Simon Property Group LP,
  6.375%, Due 11/15/2007....................................         400         405
  5.375%, Due 6/1/2011++....................................         350         345
SLM Corp., 4.00%, Due 1/15/2009.............................       1,300       1,250
                                                                            --------
                                                                              12,708
                                                                            --------

INDUSTRIALS - 12.26%
Accuride Corp., 8.50%, Due 2/1/2015.........................         150         148
Aleris International, Inc., 9.00%, Due 11/15/2014+..........         275         287
AmeriPath, Inc., 10.50%, Due 4/1/2013.......................         400         425
BHP Finance (USA) Ltd., 4.80%, Due 4/15/2013................         550         524
Bunge Limited Finance Corp.,
  7.80%, Due 10/15/2012.....................................         200         220
  5.35%, Due 4/15/2014......................................         500         473
Caterpillar Financial Services Corp., 4.15%, Due
  1/15/2010.................................................       1,000         956
Celestica, Inc., 7.875%, Due 7/1/2011.......................         260         265
Cendant Corp., 6.875%, Due 8/15/2006........................       1,100       1,104
Cisco Systems, Inc., 5.25%, Due 2/22/2011...................         550         544
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........         950         938
Dell Computer Corp., 6.55%, Due 4/15/2008...................         200         204
Dole Food Company, Inc., 8.875%, Due 3/15/2011..............         142         138
DST Systems, Inc., 3.625%, Due 8/15/2023....................         485         640
EOG Resources, Inc., 4.75%, Due 3/15/2014++.................         350         327
Equistar Chemicals, LP, 10.625%, Due 5/1/2011...............         400         436
Ford Motor Credit, 8.625%, Due 11/1/2010+...................         285         270
Freeport-McMoRan Copper & Gold, Inc., 10.125%, Due
  2/1/2010..................................................         400         429
Gardner Denver, Inc., 8.00%, Due 5/1/2013...................         300         315
John Deere Capital Corp., 4.125%, Due 1/15/2010.............       1,000         955
Kroger Co., 8.15%, Due 7/15/2006............................       1,000       1,005
Nissan Motor Company Ltd., 4.625%, Due 3/8/2010++...........         590         566
Northrop Grumman Corp., 4.079%, Due 11/16/2006..............         700         695
Pulte Homes, Inc., 4.875%, Due 7/15/2009....................         100          97
SunGard Data Systems, Inc., 9.125%, Due 8/15/2013++.........         150         160
Telcordia Technologies, Inc., 10.00%, Due 3/15/2013++.......         200         183
Tenent Healthcare Corp., 9.50%, Due 2/1/2015++..............         275         281
Union Pacific Corp., 6.50%, Due 4/15/2012...................         350         364
Wesco Distributing, Inc., 7.50%, Due 10/15/2017++...........         150         153
                                                                            --------
                                                                              13,102
                                                                            --------

INSURANCE - 8.33%
Aegon Funding Corp., 5.75%, Due 12/15/2020..................         350         339
AEGON, N.V., 8.00%, Due 8/15/2006...........................         225         227
ASIF Global Financing, 3.90%, Due 10/22/2008++..............         500         483
Genworth Global Funding Trusts, 5.125%, Due 3/15/2011.......       1,000         982
John Hancock Global FDG II, 3.75%, Due 9/30/2008++..........       1,000         965
John Hancock Global Funding, 5.625%, Due 6/27/2006++........       1,400       1,401

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Lincoln National Corp., 4.75%, Due 2/15/2014................  $      200    $    185
MassMutual Global Funding II, 3.80%, Due 4/15/2009++........       1,000         958
Prudential Financial, Inc., 4.50%, Due 7/15/2013+...........         375         347
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006++...............................................       2,000       2,005
Transamerica Corp., 6.75%, Due 11/15/2006...................       1,000       1,007
                                                                            --------
                                                                               8,899
                                                                            --------

RETAIL - 0.13%
NBTY, Inc., 7.125%, Due 10/1/2015++.........................         150         142
                                                                            --------

TELEPHONE - 3.24%
AT&T Wireless Services, Inc., 8.125%, Due 5/1/2012..........         250         280
France Telecom SA, 7.75%, Due 3/1/2011......................         680         740
Sprint Capital Corp.,
  6.00%, Due 1/15/2007......................................       1,200       1,205
  8.375%, Due 3/15/2012.....................................         675         759
Syniverse Technologies, Inc., 7.75%, Due 8/15/2013..........         200         199
Telefonos de Mexico, S.A. de C.V., 5.50%, Due 1/27/2015.....         300         281
                                                                            --------
                                                                               3,464
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  49,669
                                                                            --------

CONVERTIBLE OBLIGATIONS - 14.60%

BANKS - 0.66%
Bank America Corp., 0.25%, Due 1/26/2010....................         265         279
Deutsche Bank Luxembourg SA, 4.88%, Due 5/1/2012++ #........         110         128
Wachovia Corp., 0.25%, Due 12/15/2010.......................         280         298
                                                                            --------
                                                                                 705
                                                                            --------

ELECTRIC UTILITIES - 0.41%
CenterPoint Energy, Inc., 3.75%, Due 5/15/2023..............         390         433
                                                                            --------

ENERGY - 0.66%
Schlumberger Ltd., 2.125%, Due 6/1/2023.....................         400         708
                                                                            --------

FINANCE - 0.64%
American Financial Group, Inc., 1.486%, Due 6/2/2033........         625         326
Fortis Insurance NV, 7.75%, Due 1/26/2008++.................         275         360
                                                                            --------
                                                                                 686
                                                                            --------

HOTELS, RESTAURANTS & LEISURE - 0.13%
International Game Technology, Inc., Zero Coupon, Due
  1/29/2033(+)..............................................         175         141
                                                                            --------

INDUSTRIALS - 7.44%
Armor Holdings, Inc., 2.00%, Due 11/1/2024..................         275         347
Best Buy Company, Inc., 2.25%, Due 1/15/2022+...............         120         153
Cadence Design Systems, Inc., Zero Coupon, Due
  8/15/2023(+)..............................................         260         323
Caesars Entertainment, Inc., 5.068%, Due 4/15/2024#.........         110         153
Ceradyne, Inc., 2.875%, Due 12/15/2035......................         150         174
Commscope, Inc., 1.00%, Due 3/15/2024.......................         140         218
CSG Systems International, Inc., 2.50%, Due 6/15/2024.......         275         292
Electronics for Imaging, Inc., 1.50%, Due 6/1/2023..........         235         263

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Fisher Scientific International, Inc., 3.25%, Due
  3/1/2024+.................................................  $      560    $    611
Grey Wolf, Inc., 4.94%, Due 4/1/2024#.......................         215         307
Halliburton Co., 3.125%, Due 7/15/2023++....................         210         442
L3 Communications Holdings, Inc., 3.00%, Due 8/1/2035++.....         415         413
Laboratory Corp of America Holdings, Zero Coupon, Due
  9/11/2021(+)..............................................         375         294
Liberty Media Corp., 0.75%, Due 3/30/2023...................         505         538
Lockheed Martin Corp., 4.499%, Due 8/15/2033#...............         515         597
Lowe's Companies, Inc., 0.861%, Due 10/19/2021..............         135         147
Medtronic, Inc., 1.25%, Due 9/15/2021.......................         555         547
Nabors Industries Ltd., Zero Coupon, Due 6/15/2023+(+)......         280         327
NCI Building Systems, Inc., 2.125%, Due 11/15/2024++........         285         477
Regal-Beloit Corp., 2.75%, Due 3/15/2024....................         210         356
SEACOR Holdings, 2.875%, Due 12/15/2024+....................         400         530
Teva Pharmaceutical Finance LLC, Series B, 0.25%, Due
  2/1/2024..................................................         120         142
United Auto Group, Inc., 3.50%, Due 4/1/2026++..............         135         144
Vishay Intertechnology, Inc., 3.625%, Due 8/1/2023..........         150         155
                                                                            --------
                                                                               7,950
                                                                            --------

INFORMATION TECHNOLOGY - 0.51%
Amdocs Ltd., 0.50%, Due 3/15/2024+..........................         285         285
Electronic Data Systems Corp., 3.875%, Due 7/15/2023........         250         260
                                                                            --------
                                                                                 545
                                                                            --------

PHARMACEUTICALS - 2.27%
Amgen, Inc., Zero Coupon, Due 3/1/2032(+)...................         900         663
Genzyme Corp., 1.25%, Due 12/1/2023+........................         550         568
Gilead Sciences, Inc., 0.50%, Due 5/1/2011++................         250         234
Omnicare, Inc., 3.25%, Due 12/15/2035.......................         215         211
Teva Pharmaceutical Finance LLC, Series A, 0.50%, Due
  2/1/2024+.................................................         170         192
Wyeth, 4.239%, Due 1/15/2024#...............................         525         556
                                                                            --------
                                                                               2,424
                                                                            --------

SERVICES - 0.64%
priceline.com, Inc., 2.25%, Due 1/15/2025...................         140         130
Quanta Services, Inc.,
  4.50%, Due 10/1/2023......................................         255         400
  3.75%, Due 4/30/2026++....................................         150         147
                                                                            --------
                                                                                 677
                                                                            --------

TELEPHONE - 0.88%
NII Holdings, Inc., 2.75%, Due 8/15/2025++..................         700         944
                                                                            --------

TRANSPORTATION INFRASTRUCTURE - 0.36%
CSX Corp., Zero Coupon, Due 10/30/2021(+)...................         315         385
                                                                            --------
    TOTAL CONVERTIBLE OBLIGATIONS...........................                  15,598
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.84%

COMMERCIAL MORTGAGE-BACKED SECURITY - 1.00%
Banc of America Commercial Mortgage, Inc., 2005-6, 5.001%,
  Due 9/10/2047.............................................  $      767    $    760
JP Morgan Chase Commercial Mortgage Securities Corp.,
  4.655%, Due 8/15/2042.....................................         317         312
                                                                            --------
                                                                               1,072
                                                                            --------

WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS - 0.84%
JP Morgan Chase Commercial Mortgage Securities Corp, 4.613%,
  Due 10/15/2042............................................         911         896
                                                                            --------
    TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS............                   1,968
                                                                            --------

ASSET-BACKED SECURITIES - 4.32%

AUTO LOAN - 1.56%
Banc of America Securities Auto Trust, 2005-WF1, 4.08%, Due
  4/18/2010.................................................       1,000         976
Household Automotive Trust, 2004-1, 3.30%, Due 5/18/2009....         696         690
                                                                            --------
                                                                               1,666
                                                                            --------

OTHER ASSET-BACKED - 2.76%
CarMax Auto Owner Trust, 2005-3, 4.91%, Due 1/18/2011.......       1,000         989
HSBC Automotive Trust, 2005-1, 4.35%, Due 6/18/2012.........       1,000         976
Volkswagen Auto Loan Enhanced Trust, 2005-1, 4.86%, Due
  4/20/2012.................................................       1,000         989
                                                                            --------
                                                                               2,954
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   4,620
                                                                            --------

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.16%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.34%
Pool #C01598, 5.00%, Due 8/1/2033...........................         731         694
Pool #C01786, 5.50%, Due 2/1/2034...........................       1,029       1,001
Pool #E01492, 5.50%, Due 10/1/2018..........................         812         806
                                                                            --------
                                                                               2,501
                                                                            --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.11%
Pool #545759, 6.50%, Due 7/1/2032...........................         659         672
Pool #555549, 5.00%, Due 6/1/2018...........................       1,063       1,037
Pool #725238, 5.00%, Due 3/1/2034...........................         580         550
                                                                            --------
                                                                               2,259
                                                                            --------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.71%
2006-9 A, 4.201%, Due 8/16/2026.............................         998         962
Pool #003515, 5.50%, Due 2/20/2034..........................         867         848
Pool #780921, 7.00%, Due 11/15/2013.........................         256         265
Pool #781564, 6.00%, Due 2/15/2033..........................         330         332
Pool #781690, 6.00%, Due 12/15/2033.........................         483         485
                                                                            --------
                                                                               2,892
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   7,652
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
-w

U.S. AGENCY OBLIGATIONS - 0.96%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.47%
5.125%, Due 10/15/2008+.....................................  $      500    $    500
                                                                            --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.49%
6.625%, Due 11/15/2010......................................         500         527
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   1,027
                                                                            --------

U.S. TREASURY OBLIGATIONS - 15.74%

U.S. TREASURY BONDS - 0.95%
8.75%, Due 8/15/2020+.......................................         750       1,009
                                                                            --------

U.S. TREASURY NOTES - 14.79%
3.875%, Due 5/15/2010+......................................       1,500       1,444
5.00%, Due 2/15/2011+.......................................         850         853
5.00%, Due 8/15/2011+.......................................       4,600       4,618
4.00%, Due 2/15/2014+.......................................       5,000       4,671
4.75%, Due 5/15/2014+.......................................       4,300       4,220
                                                                            --------
                                                                              15,806
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  16,815
                                                                            --------
                                                                SHARES
                                                              ----------
-W
SHORT TERM INVESTMENTS - 24.78%
American Beacon Enhanced Cash Trusthsec.....................  16,190,058      16,190
American Beacon Money Market Select Fundhsec................  10,296,116      10,296
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                  26,486
                                                                            --------
TOTAL INVESTMENTS - 122.57% (COST $130,635).................                 130,987
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - 22.57%...................                 (24,121)
                                                                            --------
TOTAL NET ASSETS - 100.00%..................................                $106,866
                                                                            ========

---------------
(+)- Non-income producing security.

+ - All or a portion of this security is on loan at April 30, 2006. See Note 5.

++- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,051 or 11.28% of net assets.

# - The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

h - The Fund/Trust is affiliated by having the same investment advisor. See Note
    2.

sec.- All or a portion of this security is purchased with cash collateral for securities loaned.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 30.06%

BANKS - 3.88%
Banco Popular North America, Inc., 4.25%, Due 4/1/2008......  $       200   $    195
Bank of America Corp., 3.375%, Due 2/17/2009................          200        190
Bank One Corp.,
  5.90%, Due 11/15/2011.....................................          440        446
  4.90%, Due 4/30/2015......................................          200        185
Capital One Bank,
  6.70%, Due 5/15/2008......................................          350        358
  4.80%, Due 2/21/2012......................................          235        223
  5.125%, Due 2/15/2014.....................................          220        210
Credit Suisse First Boston, 6.50%, Due 5/1/2008++...........          350        357
ING Bank, NV, 5.125%, Due 5/1/2015++........................          250        237
PNC Funding Corp., 4.20%, Due 3/10/2008.....................          355        348
Synovus Financial Corp., 4.875%, Due 2/15/2013+.............          200        190
Washington Mutual Financial Corp., 6.875%, Due 5/15/2011....          230        242
Washington Mutual, Inc., 4.625%, Due 4/1/2014...............          400        363
                                                                            --------
                                                                               3,544
                                                                            --------

COMMUNICATIONS - 1.73%
AT&T Broadband Corp., 8.375%, Due 3/15/2013.................          448        501
Comcast Corp.,
  7.625%, Due 2/15/2008.....................................          230        238
  5.30%, Due 1/15/2014......................................          220        208
Time Warner, Inc.,
  6.75%, Due 4/15/2011......................................          200        207
  7.70%, Due 5/1/2032.......................................          250        273
Viacom, Inc., 6.25%, Due 4/30/2016++........................          155        154
                                                                            --------
                                                                               1,581
                                                                            --------

CONSUMER, NON-CYCLICAL - 0.22%
UnitedHealth Group, Inc., 5.375%, Due 3/15/2016.............          210        201
                                                                            --------

ELECTRIC/GAS - 2.85%
Columbus Southern Power Co., 5.50%, Due 3/1/2013............          320        313
FPL Group, Inc., 5.551%, Due 2/16/2008......................          230        230
Georgia Power Co., 4.875%, Due 7/15/2007....................          270        269
Kinder Morgan Finance Co. ULC, 5.70%, Due 1/5/2016..........          200        193
MidAmerican Energy Holdings Co.,
  3.50%, Due 5/15/2008......................................          270        260
  5.875%, Due 10/1/2012.....................................          200        200
  6.125%, Due 4/1/2036++....................................          300        286
Public Service Enterprise Group, Inc., 6.95%, Due
  6/1/2012..................................................          355        372
Southern Company Capital Funding, Inc., 5.30%, Due
  2/1/2007..................................................          220        219
Xcel Energy, Inc., 7.00%, Due 12/1/2010.....................          250        262
                                                                            --------
                                                                               2,604
                                                                            --------

FINANCE - 7.93%
American General Finance Corp., 5.375%, Due 9/1/2009........          385        384
American Honda Finance Corp., 4.875%, Due 5/15/2010.........          200        194
American International Group, Inc., 6.25%, Due 5/1/2036++...          300        297
Ameriprise Financial, Inc., 5.35%, Due 11/15/2010...........          290        286
The Bear Stearns Cos, Inc., 2.875%, Due 7/2/2008............          400        380

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
The Chubb Corp., 4.934%, Due 11/16/2007.....................  $       355   $    352
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....          200        183
Equity Residential, 5.125%, Due 3/15/2016...................          185        173
General Electric Capital Corp., 4.375%, Due 3/3/2012........          350        330
The Goldman Sachs Group, Inc., 4.75%, Due 7/15/2013.........          250        235
HSBC Finance Corp.,
  4.75%, Due 4/15/2010+.....................................          250        243
  5.25%, Due 1/14/2011+.....................................          300        296
International Lease Finance Corp., 6.375%, Due 3/15/2009....          250        256
Merrill Lynch & Company, Inc.,
  6.00%, Due 2/17/2009......................................          500        508
  4.25%, Due 2/8/2010.......................................          345        330
MetLife Global Funding I, 3.375%, Due 10/5/2007++...........          350        340
MetLife, Inc.,
  5.375%, Due 12/15/2012....................................          240        236
  5.00%, Due 6/15/2015......................................          170        159
ProLogis, 5.50%, Due 4/1/2012...............................          200        197
ProLogis Trust, 7.10%, Due 4/15/2008........................          220        227
Prudential Financial, Inc.,
  3.75%, Due 5/1/2008.......................................          130        126
  5.10%, Due 9/20/2014......................................          210        200
Simon Property Group LP,
  6.375%, Due 11/15/2007....................................          200        203
  5.375%, Due 6/1/2011++....................................          200        197
SLM Corp.,
  4.00%, Due 1/15/2009......................................          700        673
  5.45%, Due 4/25/2011......................................          240        238
                                                                            --------
                                                                               7,243
                                                                            --------

INDUSTRIALS - 8.74%
Amgen, Inc., 4.00%, Due 11/18/2009..........................          210        200
BHP Finance (USA) Ltd., 4.80%, Due 4/15/2013................          150        143
Bunge Limited Finance Corp., .80%, Due 10/15/2012...........          150        165
Carnival Corp., 3.75%, Due 11/15/2007.......................          380        371
Cendant Corp., 6.875%, Due 8/15/2006........................          450        452
Cisco Systems, Inc.,
  5.25%, Due 2/22/2011......................................          375        371
  5.50%, Due 2/22/2016......................................          270        263
DaimlerChrysler NA Holding Corp., 5.875%, Due 3/15/2011.....          300        299
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........          140        138
Dell Computer Corp., 6.55%, Due 4/15/2008...................          400        408
EOG Resources, Inc., 4.75%, Due 3/15/2014++.................          225        210
Hewlett-Packard Co., 5.75%, Due 12/15/2006..................          325        326
Home Depot, Inc., 5.40%, Due 3/1/2016.......................          300        292
John Deere Capital Corp.,
  3.375%, Due 10/1/2007.....................................          350        341
  4.40%, Due 7/15/2009......................................          130        126
  5.40%, Due 4/7/2010.......................................          235        234
Lockheed Martin Corp., 7.20%, Due 5/1/2036..................          400        447
Martin Marietta Material, Inc., 6.90%, Due 8/15/2007........          300        304
Motorola, Inc., 8.00%, Due 11/1/2011........................          245        273
Nissan Motor Acceptance Corp., 5.625%, Due 3/14/2011++......          300        297
Northrop Grumman Corp., 4.079%, Due 11/16/2006..............          450        447

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Pemex Project Funding Master Trust, 8.50%, Due 2/15/2008+...  $       275   $    288
Pulte Homes, Inc., 4.875%, Due 7/15/2009+...................          100         97
Schering-Plough Corp., 6.75%, Due 12/1/2033.................          200        209
Union Pacific Corp., 6.50%, Due 4/15/2012...................          200        208
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030.................          350        409
WellPoint, Inc., 3.75%, Due 12/14/2007......................          235        229
Weyerhaeuser Co., 5.95%, Due 11/1/2008......................          210        211
Wyeth Corp., 5.50%, Due 2/1/2014............................          230        225
                                                                            --------
                                                                               7,983
                                                                            --------

INSURANCE - 1.19%
Aegon Funding Corp., 5.75%, Due 12/15/2020..................          200        194
AEGON, N.V., 8.00%, Due 8/15/2006...........................          300        302
ASIF Global Financing, 3.90%, Due 10/22/2008++..............          300        290
Lincoln National Corp., 4.75%, Due 2/15/2014+...............          100         92
Prudential Financial, Inc., 4.50%, Due 7/15/2013+...........          225        208
                                                                            --------
                                                                               1,086
                                                                            --------

TELEPHONE - 3.52%
America Movil S.A. de C.V., 6.375%, Due 3/1/2035............          540        495
AT&T Inc., 5.10%, Due 9/15/2014.............................          220        207
AT&T Wireless Services, Inc.,
  8.125%, Due 5/1/2012......................................          200        224
  8.75%, Due 3/1/2031.......................................          170        214
Deutsche Telekom AG, 8.00%, Due 6/15/2010...................          150        163
France Telecom SA, 7.75%, Due 3/1/2011......................          270        294
Nextel Communications, Inc., 6.875%, Due 10/31/2013.........          290        298
Sprint Capital Corp.,
  6.00%, Due 1/15/2007......................................          200        201
  8.375%, Due 3/15/2012.....................................          150        169
Telecom Italia S.p.A., 4.00%, Due 11/15/2008................          220        212
Telefonos de Mexico, S.A. de C.V., 5.50%, Due 1/27/2015+....          200        187
Verizon Global Funding Corp., 4.00%, Due 1/15/2008..........          250        244
Verizon Wireless Capital, LLC, 5.375%, Due 12/15/2006.......          310        310
                                                                            --------
                                                                               3,218
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  27,460
                                                                            --------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.47%

Banc of America Commercial Mortgage, Inc.,
  2003-2, 4.342%, Due 3/11/2041.............................          265        256
  2005-6, 5.001%, Due 9/10/2047.............................          383        380
Banc of America Mortgage Securities, 5.25%, Due
  10/25/2019................................................          768        742
Bear Stearns Adjustable Rate Mortgage Trust, 2005-11,
  4.757%, Due 12/25/2035#...................................          384        376
Bear Stearns Commercial Mortgage Securities, Inc.,
  5.467%, Due 4/12/2038.....................................          265        266
  2004-PWR5, 4.831%, Due 7/11/2042..........................          535        509
  2005, 5.127%, Due 10/12/2042..............................          430        424
Chase Mortgage Financial Trust, 2004-S1 A3, 5.50%, Due
  2/25/2019.................................................          304        300
Citigroup Commercial Mortgage Trust, 2004-C2, 4.38%, Due
  10/15/2041................................................          470        445

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Countrywide Alternative Loan Trust, Inc., 2005-53T2, 6.00%,
  Due 11/25/2035............................................  $     1,394   $  1,367
Countrywide Home Loan, Inc.,
  2004-18, 6.00%, Due 10/25/2034............................          404        394
  2005-HYB8, 5.414%, Due 12/20/2035.........................          449        445
General Electric Capital Commercial Mortgage Corp., 2003-C2,
  4.17%, Due 7/10/2037......................................          312        303
JP Morgan Chase Commercial Mortgage Securities Corp.,
  2004-CBX, 4.529%, Due 11/12/2039..........................          255        244
  4.655%, Due 8/15/2042.....................................          181        178
  4.625%, Due 3/15/2046.....................................          505        492
Prime Mortgage Trust, 2005-2, 5.25%, Due 7/25/2020..........          513        504
Residential Asset Mortgage Products, Inc., 2004-RS12,
  3.767%, Due 2/25/2027.....................................          110        109
                                                                            --------
    TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS............                   7,734
                                                                            --------

ASSET-BACKED SECURITIES - 1.61%
CarMax Auto Owner Trust, 2005-3, 4.91%, Due 1/18/2011.......          500        494
Household Automotive Trust, 2004-1, 3.30%, Due 5/18/2009....          487        483
Volkswagen Auto Loan Enhanced Trust, 2005-1, 4.86%, Due
  4/20/2012.................................................          500        495
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   1,472
                                                                            --------

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 28.43%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.06%
Pool #A30948, 5.50%, Due 1/1/2035...........................        1,080      1,051
Pool #A45500, 5.50%, Due 6/1/2035...........................        1,043      1,014
Pool #B12563, 5.00%, Due 2/1/2019...........................          528        515
Pool #C00647, 6.50%, Due 9/1/2028...........................          118        121
Pool #C01598, 5.00%, Due 8/1/2033...........................          914        867
Pool #E01602, 4.50%, Due 3/1/2019...........................          768        732
Pool #E96536, 5.00%, Due 3/1/2018...........................          637        621
Pool #G00738, 8.00%, Due 7/1/2027...........................          152        162
Pool #G01457, 6.00%, Due 8/1/2029...........................          399        399
Pool #G01824, 6.50%, Due 4/1/2035...........................           67         69
Pool #G08006, 6.00%, Due 8/1/2034...........................          676        674
Pool #G08072, 5.00%, Due 8/1/2035...........................          583        551
Pool #G08079, 5.00%, Due 9/1/2035...........................          487        460
Pool #G11295, 5.50%, Due 9/1/2017...........................          297        294
Pool #G11879, 5.00%, Due 10/1/2020..........................          773        752
                                                                            --------
                                                                               8,282
                                                                            --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.40%
Pool #100293, 9.50%, Due 8/1/2029...........................          143        157
Pool #254545, 5.00%, Due 12/1/2017..........................        1,262      1,232
Pool #254865, 4.50%, Due 9/1/2018...........................          824        786
Pool #323309, 6.00%, Due 9/1/2013...........................          151        153
Pool #323789, 6.00%, Due 6/1/2014...........................          168        171
Pool #488099, 5.50%, Due 2/1/2014...........................          399        396
Pool #545449, 6.50%, Due 2/1/2017...........................          409        418
Pool #545823, 5.50%, Due 8/1/2017...........................          510        507
Pool #555531, 5.50%, Due 6/1/2033...........................          701        683
Pool #555880, 5.50%, Due 11/1/2033..........................        1,236      1,204
Pool #725238, 5.00%, Due 3/1/2034...........................        1,159      1,101
Pool #725866, 4.50%, Due 9/1/2034...........................          617        566

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Pool #735224, 5.50%, Due 2/1/2035...........................  $     1,518   $  1,479
Pool #745418, 5.50%, Due 4/1/2036...........................          995        966
Pool #747844, 5.50%, Due 12/1/2018..........................          190        189
Pool #749219, 5.50%, Due 10/1/2033..........................          100         97
Pool #758322, 5.50%, Due 12/1/2033..........................          664        647
Pool #761337, 5.00%, Due 4/1/2019...........................          387        377
Pool #765304, 5.50%, Due 3/1/2034...........................          231        225
Pool #793600, 4.988%, Due 9/1/2034#.........................          443        440
Pool #811499, 5.00%, Due 9/1/2020...........................          384        374
Pool #828377, 5.50%, Due 6/1/2035...........................          518        503
Pool #835760, 4.50%, Due 9/1/2035...........................          449        412
Pool #837219, 4.00%, Due 8/1/2020...........................          567        528
Pool #872306, 6.50%, Due 5/1/2036...........................          450        458
                                                                            --------
                                                                              14,069
                                                                            --------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.97%
2006-9 A, 4.201%, Due 8/16/2026.............................          299        289
Pool #003515, 5.50%, Due 2/20/2034..........................          800        783
Pool #780615, 6.50%, Due 8/15/2027..........................          346        357
Pool #780747, 6.50%, Due 3/15/2028..........................          483        498
Pool #781273, 6.00%, Due 4/15/2031..........................          476        479
Pool #781564, 6.00%, Due 2/15/2033..........................          485        487
Pool #781603, 5.00%, Due 5/15/2033..........................          376        360
Pool #781690, 6.00%, Due 12/15/2033.........................          371        373
                                                                            --------
                                                                               3,626
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                  25,977
                                                                            --------

U.S. AGENCY OBLIGATIONS - 17.10%

FEDERAL HOME LOAN BANK - 7.96%
  4.40%, Due 7/28/2008......................................        1,330      1,308
  Zero Coupon, Due 5/10/2006+(+)............................        5,975      5,968
                                                                            --------
                                                                               7,276
                                                                            --------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.98%
  5.625%, Due 3/15/2011+....................................          500        507
  5.875%, Due 3/21/2011+....................................          380        387
                                                                            --------
                                                                                 894
                                                                            --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.16%
  4.50%, Due 8/4/2008.......................................        1,000        986
  5.125%, Due 1/2/2014+.....................................          545        529
  TBA, 30 YR, 6.00%, Due 12/11/2033.........................        5,970      5,942
                                                                            --------
                                                                               7,457
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                  15,627
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 16.34%

U.S. TREASURY BONDS - 6.29%
  9.125%, Due 5/15/2018+....................................  $       300   $    404
  7.875%, Due 2/15/2021+....................................          750        948
  6.25%, Due 8/15/2023+.....................................          650        718
  6.875%, Due 8/15/2025+....................................          370        439
  6.25%, Due 5/15/2030+.....................................        1,090      1,232
  5.375%, Due 2/15/2031+....................................        1,975      2,005
                                                                            --------
                                                                               5,746
                                                                            --------

U.S. TREASURY NOTES - 10.05%
  3.375%, Due 2/15/2008+....................................          165        161
  3.875%, Due 5/15/2010+....................................        3,000      2,887
  5.00%, Due 2/15/2011+.....................................        1,000      1,004
  4.50%, Due 2/28/2011+.....................................          600        589
  5.00%, Due 8/15/2011+.....................................          800        803
  4.75%, Due 5/15/2014+.....................................        2,200      2,159
  4.50%, Due 2/15/2016+.....................................        1,655      1,583
                                                                            --------
                                                                               9,186
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  14,932
                                                                            --------
                                                                SHARES
                                                              -----------
SHORT TERM INVESTMENTS - 28.44%
American Beacon Enhanced Cash Trustsec.h....................   14,945,879     14,946
American Beacon Money Market Select Fundsec.h...............   11,043,076     11,043
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                  25,989
                                                                            --------
TOTAL INVESTMENTS - 130.45% (COST $121,946).................                 119,191
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (30.45%).................                 (27,825)
                                                                            --------
TOTAL NET ASSETS - 100.00%..................................                $ 91,366
                                                                            ========

---------------

(+)-Non-income producing security.

+-  All or a portion of this security is on loan at April 30, 2006. See Note 5.

++- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,665 or 2.92% of net assets.

#- The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The Due date on these types of securities reflects the final maturity date.

sec.- The Fund/Trust is affiliated by having the same investment advisor. See
      Note 2.

h- All or a portion of this security is purchased with cash collateral for securities loaned.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 66.69%
BANKS - 17.14%
Bank One Corp., 6.00%, Due 8/1/2008.........................  $    2,000    $  2,026
Capital One Bank,
  6.70%, Due 5/15/2008......................................       1,100       1,127
  4.25%, Due 12/1/2008......................................       1,000         972
Citigroup, Inc., 4.125%, Due 2/22/2010......................       1,000         956
Comerica Bank, 6.00%, Due 10/1/2008.........................       2,200       2,223
Credit Suisse First Boston USA, Inc., 5.875%, Due
  8/1/2006..................................................       2,000       2,003
FleetBoston Financial Corp., 3.85%, Due 2/15/2008...........       2,500       2,438
Wachovia Corp., 6.40%, Due 4/1/2008.........................       2,500       2,551
                                                                            --------
                                                                              14,296
                                                                            --------
COMMUNICATIONS - 2.44%
Comcast Cable Communications, 6.20%, Due 11/15/2008.........       2,000       2,035
                                                                            --------

ELECTRIC/GAS - 1.38%
MidAmerican Energy Holdings Co., 3.50%, Due 5/15/2008.......       1,200       1,154
                                                                            --------

FINANCE - 23.04%
The Bear Stearns Cos, Inc., 2.875%, Due 7/2/2008............       2,000       1,899
Countrywide Home Loans, Inc., 3.25%, Due 5/21/2008..........       2,000       1,917
EOP Operating LP, 7.75%, Due 11/15/2007.....................       1,000       1,032
General Electric Capital Corp., 4.125%, Due 3/4/2008........       3,000       2,940
Goldman Sachs Group, Inc., 6.65%, Due 5/15/2009.............       1,000       1,035
Household Finance Corp., 5.75%, Due 1/30/2007...............       2,250       2,258
International Lease Finance Corp., 2.95%, Due 5/23/2006+....       2,000       1,998
MetLife Global Funding I, 3.375%, Due 10/5/2007++...........       3,000       2,911
Monumental Global Funding, 5.20%, Due 1/30/2007++...........       1,200       1,199
Simon Property Group LP, 6.375%, Due 11/15/2007.............       2,000       2,027
                                                                            --------
                                                                              19,216
                                                                            --------

INDUSTRIALS - 10.98%
Boeing Capital Corp., 5.65%, Due 5/15/2006+.................         626         626
Bunge Limited Finance Corp., 4.375%, Due 12/15/2008.........       1,000         971
Caterpillar Financial Services Corp., 4.15%, Due
  1/15/2010.................................................       1,000         956
Cendant Corp., 6.875%, Due 8/15/2006........................       2,140       2,148
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........       2,050       2,023
John Deere Capital Corp., 3.375%, Due 10/1/2007.............       2,000       1,946
Nissan Motor Company Ltd., 4.625%, Due 3/8/2010++...........         410         394
Pulte Homes, Inc., 4.875%, Due 7/15/2009....................         100          97
                                                                            --------
                                                                               9,161
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
INSURANCE - 4.72%
ASIF Global Financing, 3.90%, Due 10/22/2008++..............  $    2,000    $  1,932
John Hancock Global Funding, 5.625%, Due 6/27/2006++........       1,000       1,001
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006++...............................................       1,000       1,002
                                                                            --------
                                                                               3,935
                                                                            --------

TELEPHONE - 6.99%
AT&T Corp., 6.00%, Due 3/15/2009............................       2,000       2,024
Sprint Capital Corp., 6.00%, Due 1/15/2007..................       1,800       1,807
Verizon Wireless Capital, LLC, 5.375%, Due 12/15/2006.......       2,000       2,001
                                                                            --------
                                                                               5,832
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  55,629
                                                                            --------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.09%
Banc of America Commercial Mortgage, Inc., 2005-6, 5.001%,
  Due 9/10/2047.............................................         767         760
Wachovia Bank Commercial Mortgage Trust, 2006-C23 A1,
  5.203%, Due 1/15/2045.....................................         989         984
                                                                            --------
    TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS............                   1,744
                                                                            --------

ASSET-BACKED SECURITIES - 23.43%
Banc of America Securities Auto Trust, 2005-WF1, 4.08%, Due
  4/18/2010.................................................       3,000       2,929
Capital Auto Receivables Asset Trust, 2006-1 A4, 5.04%, Due
  5/17/2010.................................................         550         546
Chase Manhattan Auto Owner Trust, 2004-A A4, 2.83%, Due
  9/15/2010+................................................       2,000       1,939
Citibank Credit Card Issuance Trust, 2004-A4, 3.20%, Due
  8/24/2009.................................................       3,000       2,921
DaimlerChrysler Auto Trust, 2004-C, 3.28%, Due 12/8/2009....       3,000       2,910
Household Automotive Trust, 2004-1, 3.30%, Due 5/18/2009....       1,113       1,104
HSBC Automotive Trust, 2005-1, 4.35%, Due 6/18/2012.........       2,000       1,951
Nissan Auto Receivables Owner Trust, 2004-A, 2.01%, Due
  11/15/2007................................................         431         427
USAA Auto Owner Trust, 2004-1, 2.06%, Due 4/15/2008.........         799         791
Volkswagen Auto Loan Enhanced Trust, 2005-1, 4.86%, Due
  4/20/2012.................................................       1,500       1,484
Wells Fargo Financial Auto Owner Trust, 2004-A, 2.67%, Due
  8/16/2010.................................................       2,600       2,539
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                  19,541
                                                                            --------

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.16%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.20%
Pool #050952, 6.50%, Due 12/1/2008..........................         169         170
Pool #252448, 5.50%, Due 4/1/2009...........................         158         158
Pool #313430, 6.50%, Due 3/1/2012...........................         208         211
Pool #313522, 7.00%, Due 5/1/2012...........................         393         403
Pool #323223, 6.50%, Due 7/1/2013...........................         166         170
Pool #323980, 6.00%, Due 4/1/2014...........................         388         393
Pool #545038, 6.00%, Due 9/1/2014...........................         322         326
                                                                            --------
                                                                               1,831
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
*w
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.96%
2006-18 A, 4.968%, Due 9/15/2008............................  $    1,000    $    991
2006-9 A, 4.201%, Due 8/16/2026.............................       1,995       1,924
Pool #351992, 6.00%, Due 12/15/2008.........................         391         392
                                                                            --------
                                                                               3,307
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   5,138
                                                                            --------
                                                                SHARES
                                                              ----------
*W
SHORT TERM INVESTMENTS - 4.74%
American Beacon Enhanced Cash Trust#sec.....................   2,320,339       2,320
American Beacon Money Market Select Fund#sec................   1,635,152       1,635
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                   3,955
                                                                            --------
TOTAL INVESTMENTS - 103.11% (COST $87,430)..................                  86,007
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (3.11%)..................                  (2,591)
                                                                            --------
TOTAL NET ASSETS - 100.00%..................................                $ 83,416
                                                                            ========

---------------

    Percentages are stated as a percent of net assets.

+-  All or a portion of this security is on loan at April 30, 2006. See Note 5.

++- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,439 or 10.12% of net assets.

#-  The Fund/Trust is affiliated by having the same investment advisor. See Note
    2.
sec.- All or a portion of this security is purchased with cash collateral for securities loaned.

                             See accompanying notes
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2006 (Unaudited) (in thousands except share and per share amounts)
--------------------------------------------------------------------------------

                                                                             LARGE CAP     MID-CAP
                                                               BALANCED       GROWTH        VALUE
                                                              -----------   -----------   ----------
ASSETS:
    Investments in unaffiliated securities, at value(A D)...  $   813,870   $    68,991   $   43,149
    Investments in affiliated securities, at value(B).......      203,127         4,638        9,960
    Foreign currency, at value(C)...........................           --            --           --
    Cash....................................................           --             9           --
    Receivable for investments sold.........................        4,371         4,170           68
    Dividends and interest receivable.......................        3,511            61           34
    Receivable for fund shares sold.........................        1,720           217          203
    Receivable for tax reclaims.............................           --            --           --
    Receivable for expense reimbursement....................           --            --           --
    Receivable for variation margin on open futures
      contracts.............................................           53             2            8
    Other assets............................................           --            --           27
                                                              -----------   -----------   ----------
        TOTAL ASSETS........................................    1,026,652        78,088       53,449
                                                              -----------   -----------   ----------
LIABILITIES:
    Payable for investments purchased.......................       15,638         4,336           97
    Payable upon return of securities loaned................      145,121           856        8,913
    Payable for fund shares redeemed........................           52            --           --
    Dividends payable.......................................           --            --           --
    Payable under excess expense reimbursement plan.........           --            --            7
    Management and investment advisory fees payable (Note
      2)....................................................          578           103           86
    Administrative service and service fees payable.........           43            --            1
    Net unrealized depreciation on foreign currency
      contracts.............................................           --            --           --
    Other liabilities.......................................           68            17           --
                                                              -----------   -----------   ----------
        TOTAL LIABILITIES...................................      161,500         5,312        9,104
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   865,152   $    72,776   $   44,345
                                                              ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      717,836        71,674       41,089
    Undistributed net investment income.....................        6,035           183          161
    Accumulated net realized gain (loss)....................       21,747        (5,499)         846
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................      119,534         6,418        2,249
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   865,152   $    72,776   $   44,345
                                                              ===========   ===========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................    1,069,144        17,564      218,100
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................    6,666,173           N/A        1,287
                                                              ===========   ===========   ==========
    Service Class...........................................       21,344           N/A          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................   52,444,854    10,843,473    4,150,575
                                                              ===========   ===========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     14.94   $      6.66   $    10.11
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................  $     14.10           N/A   $    10.11
                                                              ===========   ===========   ==========
    Service Class...........................................  $     14.04           N/A          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................  $     14.39   $      6.70   $    10.15
                                                              ===========   ===========   ==========
---------------
(A) Cost of investments in unaffiliated securities..........  $   695,394   $    62,612   $   40,925
(B) Cost of investments in affiliated securities............  $   203,127   $     4,638   $    9,960
(C) Cost of foreign currency................................  $        --   $        --   $       --
(D) Market value of securities on loan......................  $   142,152   $       863   $    8,715

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SMALL CAP VALUE    EMERGING    HIGH YIELD     ENHANCED     INTERMEDIATE   SHORT-TERM
      OPPORTUNITY      MARKETS        BOND         INCOME          BOND          BOND
    ---------------   ----------   -----------   -----------   ------------   ----------
       $  2,046       $  153,998   $   333,652   $   104,501    $   93,202    $   82,052
              5           18,029        11,875        26,486        25,989         3,955
             --            2,107            --            --            --            --
             --               --            32            --            --           994
              5            2,224         1,459            --         1,010            --
              1              386         6,848         1,081           834           828
             --              479           537            27           319           177
             --                6            --            --            --            --
              3               --            --            --            --            --
             --                5            --            --            --            --
             --               --             8            --             1            --
       --------       ----------   -----------   -----------    ----------    ----------
          2,060          177,234       354,411       132,095       121,355        88,006
       --------       ----------   -----------   -----------    ----------    ----------
             16            1,867         4,549           147         6,972           994
             --           11,630        24,636        24,910        22,996         3,570
             --               --           113            29             1            --
             --               --           274            --            --             4
             --                3            --            --            --            --
              1              359           465            92            19            18
             --                5            78            41             1             2
             --              194            --            --            --            --
              3               28            46            10            --             2
       --------       ----------   -----------   -----------    ----------    ----------
             20           14,086        30,161        25,229        29,989         4,590
       --------       ----------   -----------   -----------    ----------    ----------
       $  2,040       $  163,148   $   324,250   $   106,866    $   91,366    $   83,416
       ========       ==========   ===========   ===========    ==========    ==========
          2,001          102,346       326,193       106,178       102,719        94,214
             --              491            --          (906)            2        (1,174)
              1           10,434        (1,686)        1,242        (8,600)       (8,007)
             38           49,877          (257)          352        (2,755)       (1,617)
       --------       ----------   -----------   -----------    ----------    ----------
       $  2,040       $  163,148   $   324,250   $   106,866    $   91,366    $   83,416
       ========       ==========   ===========   ===========    ==========    ==========
        200,005        1,035,048    21,190,562           N/A     9,204,704     8,371,295
       ========       ==========   ===========   ===========    ==========    ==========
            105          347,380    10,486,273    10,588,871        96,729     1,216,119
       ========       ==========   ===========   ===========    ==========    ==========
            N/A              N/A           N/A           N/A           N/A           N/A
       ========       ==========   ===========   ===========    ==========    ==========
            N/A        7,848,925           N/A           N/A           N/A           N/A
       ========       ==========   ===========   ===========    ==========    ==========
       $  10.20       $    17.61   $     10.23           N/A    $     9.82    $     8.70
       ========       ==========   ===========   ===========    ==========    ==========
       $  10.19       $    17.46   $     10.24   $     10.09    $     9.89    $     8.71
       ========       ==========   ===========   ===========    ==========    ==========
            N/A              N/A           N/A           N/A           N/A           N/A
       ========       ==========   ===========   ===========    ==========    ==========
            N/A       $    17.69           N/A           N/A    $      N/A    $      N/A
       ========       ==========   ===========   ===========    ==========    ==========
       $  2,008       $  104,051   $   333,909   $   104,149    $   95,957    $   83,475
       $      5       $   18,029   $    11,875   $    26,486    $   25,989    $    3,955
       $     --       $    2,084   $        --   $        --    $       --    $       --
       $     --       $   11,347   $    23,935   $    24,406    $   22,567    $    3,499

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended April 30, 2006 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

                                                                         LARGE CAP   MID-CAP
                                                              BALANCED    GROWTH      VALUE
                                                              --------   ---------   -------
INVESTMENT INCOME:
    Dividend income from unaffiliated securities (net of
      foreign taxes)(A).....................................  $ 6,283     $  447     $  473
    Dividend income from affiliated securities..............    1,248         75         37
    Interest income.........................................    6,615          5          4
    Income derived from securities lending, net.............       87         --          6
                                                              -------     ------     ------
        TOTAL INVESTMENT INCOME.............................   14,233        527        520
                                                              -------     ------     ------
EXPENSES:
    Management and investment advisory fees (Note 2)........    1,165        169        145
    Administrative service fees (Note 2):
      Institutional Class...................................       19         --          2
      PlanAhead Class.......................................      115         --         --
      Service Class.........................................       --         --         --
      AMR Class (formerly Institutional Class prior to
        11/30/05)...........................................       --         --         11
    Transfer agent fees:
      Institutional Class...................................        2         --         --
      PlanAhead Class.......................................       12         --         --
      Service Class.........................................       --         --         --
      AMR Class.............................................       11          3          1
    Fund accounting fees....................................       72          7          5
    Professional fees.......................................       24         13         15
    Registration fees and expenses..........................       30         --          2
    Service fees:
      PlanAhead Class (Note 2)..............................      115         --         --
      Service Class (Note 2)................................       --         --         --
    Distribution plan -- Service Class (Note 2).............       --         --         --
    Prospectus and shareholder reports......................       65          5          3
    Other expenses..........................................        7          1         --
                                                              -------     ------     ------
        TOTAL EXPENSES......................................    1,637        198        184
                                                              -------     ------     ------
    Net (fees waived and expenses reimbursed)/recouped by
      Manager (Note 2)......................................       --         --          7
                                                              -------     ------     ------
        NET EXPENSES........................................    1,637        198        191
                                                              -------     ------     ------
NET INVESTMENT INCOME.......................................   12,596        329        329
                                                              -------     ------     ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from:(B)
      Investments...........................................   23,802      2,027      1,158
      Commission recapture..................................        9          2          4
      Foreign currency transactions.........................       --         --         --
      Futures contracts.....................................    2,769        166        345
    Change in net unrealized appreciation or depreciation
      of:(C)
      Investments...........................................   18,573      2,904      2,864
      Foreign currency translations.........................       --         --         --
      Futures contracts.....................................    2,022         77        (53)
                                                              -------     ------     ------
        NET GAIN (LOSS) ON INVESTMENTS......................   47,175      5,176      4,318
                                                              -------     ------     ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $59,771     $5,505     $4,647
                                                              =======     ======     ======
    (A) Foreign taxes.......................................  $    35     $   --     $    1
    (B) Net of foreign withholding taxes on capital gains...  $    --     $   --     $   --
    (C) Net of unrealized appreciation of foreign
        withholding taxes on capital gains..................  $    --     $   --     $   --

---------------

(1)  Commencement of Operations March 31, 2006.

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     SMALL CAP VALUE   EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
     OPPORTUNITY(1)    MARKETS       BOND       INCOME        BOND          BOND
     ---------------   --------   ----------   --------   ------------   ----------
           $ 2         $ 1,382     $    --      $  100      $    --        $   --
            --             155         292          68           50            56
            --              11      13,153       1,996        2,160         1,499
            --              15          31          18           22             1
           ---         -------     -------      ------      -------        ------
             2           1,563      13,476       2,182        2,232         1,556
           ---         -------     -------      ------      -------        ------
             1             556         821         189          114           106
            --              17         271          --           --            --
            --               5         129         137            1            12
            --              --          --          --           --            --
            --              --          --          --           --            --
            --               2          16          --           --            --
            --               2           3          (1)           3             3
            --              --          --          --           --            --
            --               6          --          --            6             6
            --             232          29           9            8             7
             2              15          16           4            3             4
             1              12          31           7           14            13
            --               5         129         137            1            12
            --              --          --          --           --            --
            --              --          --          --           --            --
            --              29          32           6            6             8
             1               1           2           1            1             1
           ---         -------     -------      ------      -------        ------
             5             882       1,479         489          157           172
           ---         -------     -------      ------      -------        ------
            (3)              3          --          --           (2)           (1)
           ---         -------     -------      ------      -------        ------
             2             885       1,479         489          155           171
           ---         -------     -------      ------      -------        ------
            --             678      11,997       1,693        2,077         1,385
           ---         -------     -------      ------      -------        ------
             1          10,428      (1,573)      1,140         (508)          (77)
            --              --          --          --           --            --
            --             749          --          --           --            --
            --             480          --          --           --            --
            38          27,043       5,559         492       (1,121)           13
            --              15          --          --           --            --
            --           1,239          --          --           --            --
           ---         -------     -------      ------      -------        ------
            39          39,954       3,986       1,632       (1,629)          (64)
           ---         -------     -------      ------      -------        ------
           $39         $40,632     $15,983      $3,325      $   448        $1,321
           ===         =======     =======      ======      =======        ======
           $--         $   125     $    --      $   --      $    --        $   --
           $--         $    32     $    --      $   --      $    --        $   --
           $--         $   125     $    --      $   --      $    --        $   --

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                        BALANCED                LARGE CAP GROWTH              MID-CAP VALUE
                                                -------------------------   -------------------------   -------------------------
                                                SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                   ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                                 APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                   2006          2005          2006          2005          2006          2005
                                                -----------   -----------   -----------   -----------   -----------   -----------
                                                (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.....................   $ 12,596      $  20,300      $   329      $    588      $    329      $     431
    Net realized gain (loss) on investments,
      futures contracts, and foreign currency
      transactions............................     26,580         44,346        2,195         3,706         1,507          8,616
    Change in net unrealized appreciation or
      depreciation of investments, futures
      contracts, and foreign currency
      translations............................     20,595          9,553        2,981          (207)        2,811         (1,124)
                                                 --------      ---------      -------      --------      --------      ---------
        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS.....................     59,771         74,199        5,505         4,087         4,647          7,923
                                                 --------      ---------      -------      --------      --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class.....................       (359)          (183)          --            --            (9)            --
      PlanAhead Class.........................     (2,286)          (584)          --            --            --             --
      Service Class...........................         --             --           --            --            --             --
      AMR Class*..............................    (20,180)       (16,172)        (376)         (474)         (481)          (115)
    Net realized gain on investments:
      Institutional Class.....................       (674)          (277)          --            --          (136)            --
      PlanAhead Class.........................     (4,591)          (930)          --            --            --             --
      AMR Class*..............................    (35,228)       (21,970)          --            --        (9,132)            (3)
                                                 --------      ---------      -------      --------      --------      ---------
        NET DISTRIBUTIONS TO SHAREHOLDERS.....    (63,318)       (40,116)        (376)         (474)       (9,758)          (118)
                                                 --------      ---------      -------      --------      --------      ---------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares.............     45,100        247,623       11,018        39,712         6,983        164,231
    Reinvestment of dividends and
      distributions...........................     62,858         40,085          376           474         9,756            118
    Cost of shares redeemed...................    (52,330)      (175,089)      (7,035)      (35,633)      (11,680)      (153,362)
    Redemption fees...........................         --             --           --            --            55              4
                                                 --------      ---------      -------      --------      --------      ---------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS.....     55,628        112,619        4,359         4,553         5,114         10,991
                                                 --------      ---------      -------      --------      --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS.........     52,081        146,702        9,488         8,166             3         18,796
                                                 --------      ---------      -------      --------      --------      ---------
NET ASSETS:
    Beginning of period.......................    813,071        666,369       63,288        55,122        44,342         25,546
                                                 --------      ---------      -------      --------      --------      ---------
    END OF PERIOD*............................   $865,152      $ 813,071      $72,776      $ 63,288      $ 44,345      $  44,342
                                                 ========      =========      =======      ========      ========      =========
    * Includes undistributed net investment
      income (loss) of........................   $  6,035      $  15,755      $   183      $    231      $    161      $     336
                                                 ========      =========      =======      ========      ========      =========

---------------

(1)  Commencement of Operations
*    Formerly Institutional Class prior to 11/30/05 for Mid-Cap Value Fund

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SMALL CAP VALUE
    OPPORTUNITY(1)        EMERGING MARKETS             HIGH YIELD BOND             ENHANCED INCOME
    ---------------   -------------------------   -------------------------   -------------------------
                      SIX MONTHS                  SIX MONTHS                  SIX MONTHS
     FROM MARCH 31       ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
     TO APRIL 30,      APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
         2006            2006          2005          2006          2005          2006          2005
    ---------------   -----------   -----------   -----------   -----------   -----------   -----------
      (UNAUDITED)     (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
        $   --         $    678      $  1,690      $ 11,997      $  27,142     $  1,693      $  3,156
             1           11,657        16,180        (1,573)         3,293        1,140           570
            38           28,297         9,392         5,559        (19,461)         492        (2,306)
        ------         --------      --------      --------      ---------     --------      --------
            39           40,632        27,262        15,983         10,974        3,325         1,420
        ------         --------      --------      --------      ---------     --------      --------
            --             (163)          (39)       (8,215)       (16,952)          --            --
            --              (36)           (3)       (3,781)       (10,190)      (2,017)       (3,495)
            --               --            --            (1)            --           --            --
            --           (1,551)         (577)           --             --           --            --
            --           (1,683)         (673)       (2,254)        (4,274)          --            --
            --             (425)          (86)       (1,092)        (2,693)         (13)           --
            --          (14,022)       (6,885)           --             --           --            --
        ------         --------      --------      --------      ---------     --------      --------
            --          (17,880)       (8,263)      (15,343)       (34,109)      (2,030)       (3,495)
        ------         --------      --------      --------      ---------     --------      --------
         2,001           19,372        41,933        68,666        164,045        7,634        31,229
            --           17,795         8,256        13,175         30,574        2,030         3,496
            --           (3,592)      (45,081)      (95,336)      (224,426)     (16,434)      (24,206)
            --               17             2            --             --           --            --
        ------         --------      --------      --------      ---------     --------      --------
         2,001           33,592         5,110       (13,495)       (29,807)      (6,770)       10,519
        ------         --------      --------      --------      ---------     --------      --------
         2,040           56,344        24,109       (12,855)       (52,942)      (5,475)        8,444
        ------         --------      --------      --------      ---------     --------      --------
            --          106,804        82,695       337,105        390,047      112,341       103,897
        ------         --------      --------      --------      ---------     --------      --------
        $2,040         $163,148      $106,804      $324,250      $ 337,105     $106,866      $112,341
        ======         ========      ========      ========      =========     ========      ========
        $   --         $    491      $  1,524      $     --      $      --     $   (906)     $   (470)
        ======         ========      ========      ========      =========     ========      ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS) -- CONTINUED
--------------------------------------------------------------------------------

                                                                  INTERMEDIATE BOND            SHORT-TERM BOND
                                                              -------------------------   -------------------------
                                                              SIX MONTHS                  SIX MONTHS
                                                                 ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                                               APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                                 2006          2005          2006          2005
                                                              -----------   -----------   -----------   -----------
                                                              (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................   $  2,077      $  3,950      $  1,385      $  2,629
    Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions..........       (508)           61           (77)         (140)
    Change in net unrealized appreciation or depreciation of
      investments, futures contracts, and foreign currency
      translations..........................................     (1,121)       (2,958)           13        (1,625)
                                                               --------      --------      --------      --------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................        448         1,053         1,321           864
                                                               --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class (terminated 3/1/05) (Note 1)......         --           (13)           --           (48)
      PlanAhead Class.......................................        (20)          (39)         (184)         (304)
      Institutional Class (known as AMR Class prior to
        3/1/05) (Note 1)....................................     (2,132)       (4,163)       (1,683)       (3,662)
                                                               --------      --------      --------      --------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................     (2,152)       (4,215)       (1,867)       (4,014)
                                                               --------      --------      --------      --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................      6,996        47,062         5,697        32,831
    Reinvestment of dividends and distributions.............      2,151         4,212         1,862         3,994
    Cost of shares redeemed.................................    (10,401)      (52,033)      (11,862)      (37,019)
                                                               --------      --------      --------      --------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS................................     (1,254)         (759)       (4,303)         (194)
                                                               --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS.......................     (2,958)       (3,921)       (4,849)       (3,344)
                                                               --------      --------      --------      --------
NET ASSETS:
    Beginning of period.....................................     94,324        98,245        88,265        91,609
                                                               --------      --------      --------      --------
    END OF PERIOD*..........................................   $ 91,366      $ 94,324      $ 83,416      $ 88,265
                                                               ========      ========      ========      ========
    * Includes undistributed net investment income (loss)
      of....................................................   $      2      $      1      $ (1,174)     $ (1,843)
                                                               ========      ========      ========      ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, the American Beacon Mid-Cap Value Fund, the American Beacon Small Cap Value Opportunity Fund, the American Beacon Emerging Markets Fund, the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     Each Fund, except the Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                             SERVICE AND DISTRIBUTION FEES:
------                                       -----------                             ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service Fee --   0.25%
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service Fee --   0.25%
                     intermediary                                                 Service Fee --                  0.25%
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service Fee --   0.25%
                                                                                  Service Fee --                  0.25%
                                                                                  Distribution Fee --             0.25%
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Reorganization Intermediate Bond and Short-Term Bond Funds

     Effective March 1, 2005, the existing Institutional Class of the Intermediate Bond and Short-Term Bond Funds was terminated, and Institutional Class shares were exchanged for AMR Class shares of each Fund. Following the exchange, the former AMR Class of shares for these Funds was renamed Institutional Class.

     Effective November 30, 2005, the existing Institutional Class of the Mid-Cap Value Fund was renamed AMR Class, and the Fund began offering a new Institutional Class of shares.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, will be priced at a fair value following procedures approved by the Board of Trustees (the "Board"). In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgement of the pricing committee of the Funds, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized. The collateral is monitored daily by each Fund so that the collateral's market value equals or exceeds the carrying value of the repurchase agreement, including accrued interest.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

  Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Redemption Fees

     The Institutional, PlanAhead and AMR Classes of the Emerging Markets Fund impose a 2% redemption fee on certain shares held for less than 90 days, and the AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period. The fee is retained by the class that imposes the fee. Effective May 1, 2006, the fee will be allocated to all classes of each Fund.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Opportunity Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund. Management fees paid during the six months ended April 30, 2006 were as follows (dollars in thousands):

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISORS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%      $1,165          $745            $420
Large Cap Growth Fund..............................   .35%-.55%         169           134              35
Mid-Cap Value Fund.................................   .40%-.90%         145           124              21
Small Cap Value Opportunity Fund...................   .45%-.55%           1             1              --
Emerging Markets Fund..............................  .80%-1.20%         556           489              67
High Yield Bond Fund...............................        .52%         821           661             160
Enhanced Income Fund...............................   .25%-.85%         189           134              55
Intermediate Bond Fund.............................        .25%         114            40              74

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the six months ended April 30, 2006, securities lending fees paid to the Manager were as follows (in thousands):

Balanced Fund...............................................  $15
Mid-Cap Value Fund..........................................    1
Emerging Markets Fund.......................................    3
High Yield Bond Fund........................................    5
Enhanced Income Fund........................................    2
Intermediate Bond Fund......................................    3

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of .25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives .25% of the average daily net assets of the PlanAhead and Service Classes of each Fund.

  Brokerage Commissions

     Affiliated entities of a subadvisor to the Large Cap Growth Fund and the Emerging Markets Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $262 and $50, respectively for the six months ended April 30, 2006.

  Investment in Affiliated Funds

     The Funds are permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Funds and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (the "Business Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to 0.10% of the

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

average daily net assets. During the period, fees earned by the Manager from the Affiliated Funds were as follows:

                                                                                  SECURITIES LENDING
                                                              DIRECT INVESTMENT   COLLATERAL INVESTED
                                                                  IN FUNDS             IN FUNDS          TOTAL
                                                              -----------------   -------------------   -------
Balanced....................................................       $28,666              $61,588         $90,254
Large Cap Growth............................................           214                  239             453
Mid-Cap Value...............................................           862                4,336           5,198
Emerging Markets............................................         3,534                4,876           8,410
High Yield Bond.............................................         6,670                   --           6,670
Enhanced Income.............................................         1,603               12,732          14,335
Intermediate Bond...........................................         1,148                9,557          10,705
Short-Term Bond.............................................         1,311                2,373           3,684

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer plus a fee for each Board meeting attended.

     At April 30, 2006, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Funds, 21% of the Institutional Class of the High Yield Bond Fund, 99% of the Institutional Class of the Intermediate Bond Fund and 96% of the Institutional Class of the Short-Term Bond Fund.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating Funds. The Funds did not utilize the credit facility during the six months ended April 30, 2006.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

  Reimbursement of Expenses

     The Manager contractually agreed to reimburse the following Funds for other expenses through February 28, 2007 to the extent that total annual fund operating expenses exceed the following amounts:

FUND                                                               CLASS         EXPENSE CAP
----                                                               -----         -----------
Balanced....................................................  Service               1.09%
Large Cap Growth............................................  Institutional          .90%
Mid-Cap Value...............................................  Institutional         1.01%
Emerging Markets............................................  PlanAhead             2.00%
Intermediate Bond...........................................  PlanAhead              .95%
Short-Term Bond.............................................  PlanAhead              .87%

     During the six months ended April 30, 2006, the Manager contractually waived or reimbursed expenses as follows:

FUND                                                               CLASS         AMOUNT
----                                                               -----         ------
Balanced....................................................  Service            $    4
Large Cap Growth............................................  Institutional          31
Mid-Cap Value...............................................  Institutional          40
Intermediate Bond...........................................  PlanAhead           1,974
Short-Term Bond.............................................  PlanAhead             328

     During the six months ended April 30, 2006, the Manager voluntarily waived or reimbursed expenses as follows in order to maintain expense ratios at or below the levels noted below:

                                                                                EXPENSE
FUND                                                              CLASS       RATIO LIMIT   AMOUNT
----                                                              -----       -----------   ------
Small Cap Value Opportunity.................................  Institutional      1.06%      $2,944
Small Cap Value Opportunity.................................  PlanAhead          1.31%           1

  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:

YEAR                   BALANCED   LARGE CAP GROWTH   MID-CAP VALUE    INTERMEDIATE BOND   SHORT-TERM BOND
----                   --------   ----------------   --------------   -----------------   ---------------
2009.................     4              31                40               1,974               328

     During the six months ended April 30, 2006, due to asset growth and a reduction of expenses, the Manager recouped $7,258 and $2,831 from the Mid-Cap Value Fund -- Institutional Class and the Emerging Markets -- PlanAhead Class, respectively for expenses previously waived during 2005.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions for the six months ended April 30, 2006 and the year ended October 31, 2005 were as follows (in thousands):

                                                                                                              SMALL CAP
                                                                                                                VALUE
                                 BALANCED                LARGE-CAP GROWTH              MID CAP VALUE         OPPORTUNITY
                         -------------------------   -------------------------   -------------------------   -----------
                         SIX MONTHS                  SIX MONTHS                  SIX MONTHS                    PERIOD
                            ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED
                          APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,
                            2006          2005          2006          2005          2006          2005          2006
                         -----------   -----------   -----------   -----------   -----------   -----------   -----------
                         (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID
  FROM:
ORDINARY INCOME
    Institutional
      Class............    $   405       $   207        $ --          $ --         $  114         $118          $ --
    PlanAhead Class....      2,594           665          --            --             --           --            --
    AMR Class..........     22,546        18,088         376           474          7,556           --            --
LONG-TERM CAPITAL GAIN
    Institutional
      Class............        629           253          --            --             31           --            --
    PlanAhead Class....      4,282           849          --            --             --           --            --
    AMR Class..........     32,862        20,054          --            --          2,057           --            --
                           -------       -------        ----          ----         ------         ----          ----
        TOTAL
          DISTRIBUTIONS
          PAID.........    $63,318       $40,116        $376          $474         $9,758         $118          $ --
                           -------       -------        ----          ----         ------         ----          ----

                                             EMERGING MARKETS             HIGH-YIELD BOND             ENHANCED INCOME
                                         -------------------------   -------------------------   -------------------------
                                         SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                            ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                          APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                            2006          2005          2006          2005          2006          2005
                                         -----------   -----------   -----------   -----------   -----------   -----------
                                         (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class................    $   416       $   39        $ 8,215       $17,772       $   --        $   --
    PlanAhead Class....................        100            3          3,781        10,707        2,017         3,495
    Service Class......................         --           --             --            --           --            --
    AMR Class..........................      3,659          577             --            --           --            --
LONG-TERM CAPITAL GAIN
    Institutional Class................      1,430          673          2,254         3,454           --            --
    PlanAhead Class....................        362           86          1,092         2,176           13            --
    Service Class......................         --           --             --            --           --            --
    AMR Class..........................     11,913        6,885             --            --           --            --
                                           -------       ------        -------       -------       ------        ------
        TOTAL DISTRIBUTIONS PAID.......    $17,880       $8,263        $15,343       $34,109       $2,030        $3,495
                                           -------       ------        -------       -------       ------        ------

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  INTERMEDIATE BOND            SHORT-TERM BOND
                                                              -------------------------   -------------------------
                                                              SIX MONTHS                  SIX MONTHS
                                                                 ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                                               APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                                 2006          2005          2006          2005
                                                              -----------   -----------   -----------   -----------
                                                              (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class (terminated 3/1/05).................    $   --        $   13        $   --        $   48
    PlanAhead Class.........................................        20            39           184           304
    Institutional Class (formerly known as AMR Class
      prior to 3/1/05)......................................     2,132         4,163         1,683         3,662
                                                                ------        ------        ------        ------
        TOTAL DISTRIBUTIONS PAID............................    $2,152        $4,215        $1,867        $4,014
                                                                ------        ------        ------        ------

     As of April 30, 2006, the components of distributable earnings were as follows (in thousands):

                                                                                                    SMALL CAP
                                                           BALANCED     LARGE CAP      MID-CAP        VALUE            EMERGING
                                                             FUND      GROWTH FUND    VALUE FUND   OPPORTUNITY       MARKETS FUND
                                                           --------   -------------   ----------   -----------       ------------
Cost basis of investments for federal income tax
 purposes................................................  $904,064      $68,005       $51,378       $2,013            $123,074
Unrealized appreciation..................................  130,211         7,222         3,866           87              50,492
Unrealized depreciation..................................  (17,278)       (1,598)       (2,135)         (49)             (1,539)
                                                           --------      -------       -------       ------            --------
Net unrealized appreciation/(depreciation)...............  112,933         5,824         1,731           38              48,953
Undistributed ordinary income............................   11,268           182         1,209            1               2,485
Undistributed long-term gain/(loss)......................   22,972        (4,708)          317           --               9,524
                                                           --------      -------       -------       ------            --------
Distributable earnings...................................  $147,173      $ 1,098       $ 3,257       $   39            $ 60,962
                                                           ========      =======       =======       ======            ========

                                                                                 ENHANCED
                                                              HIGH YIELD          INCOME       INTERMEDIATE     SHORT-TERM
                                                              BOND FUND            FUND          BOND FUND      BOND FUND
                                                              ----------       -------------   -------------    ----------
Cost basis of investments for federal income tax purposes...   $345,897          $130,636        $121,953        $88,902
Unrealized appreciation.....................................      4,313             3,310              60             --
Unrealized depreciation.....................................     (4,683)           (2,959)         (2,822)        (2,895)
                                                               --------          --------        --------        -------
Net unrealized appreciation/(depreciation)..................       (370)              351          (2,762)        (2,895)
Undistributed ordinary income...............................        274                --              --              4
Undistributed long-term gain/(loss).........................     (1,569)            1,241          (8,593)        (8,006)
                                                               --------          --------        --------        -------
Distributable earnings......................................   $ (1,665)         $  1,592        $(11,355)       $10,897
                                                               ========          ========        ========        =======

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of April 30, 2006 (in thousands):

                                                            LARGE CAP   MID-CAP   EMERGING   ENHANCED   INTERMEDIATE   SHORT-TERM
                                                 BALANCED    GROWTH      VALUE    MARKETS     INCOME        BOND          BOND
                                                   FUND       FUND       FUND       FUND       FUND         FUND          FUND
                                                 --------   ---------   -------   --------   --------   ------------   ----------
Paid-in-capital................................   $  18        $--       $ --       $ --      $  11         $ --        $     1
Undistributed net investment income............     509         (1)       (14)        39       (112)          76          1,153
Accumulated net realized gain (loss)...........    (527)         1         14        (39)       101          (76)        (1,154)
Unrealized appreciation (depreciation) of
 investments, futures contracts and foreign
 currency......................................      --         --         --         --         --           --             --

     At April 30, 2006 capital loss carryforward positions for federal income tax purposes were as follows (in thousands):

FUND                                      2006    2007     2008    2009     2010    2011   2012    2013     2014    TOTAL
----                                      ----   ------   ------   -----   ------   ----   ----   ------   ------   ------
Large Cap Growth........................  $--    $   --   $   --   $ --    $4,035   $674   $ --   $   --   $   --   $4,709
High Yield Bond.........................   --        --       --     --        --    --      --    1,569       --    1,569
Intermediate Bond.......................   --        --    7,367     --       328    --      --      318      580    8,593
Short-Term Bond.........................  437     1,991    1,218     --       913   161     800    1,256    1,231    8,007

     Net capital loss carryovers utilized for the year ended April 30, 2006 are as follows: Large Cap Growth Fund $1,852.

4.   INVESTMENT TRANSACTIONS

     The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended April 30, 2006 were as follows (in thousands):

                                                         SMALL CAP
                                  LARGE CAP   MID-CAP      VALUE      EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
                       BALANCED    GROWTH      VALUE    OPPORTUNITY     MKT         BOND       INCOME        BOND          BOND
                       --------   ---------   -------   -----------   --------   ----------   --------   ------------   ----------
Purchases (excluding
  U.S. government
  securities)........  $152,698    $33,282    $ 8,206     $2,012      $49,474     $121,315    $ 19,044     $36,384       $16,970
Sales and maturities
  (excluding U.S.
  government
  securities)........   151,062     29,013     11,435          5       37,514      138,167      18,489      32,816        17,821
Purchases of U.S.
  government
  securities.........    57,017         --         --         --           --           --         512      15,543         2,933
Sales and maturities
  of U.S. government
  securities.........    57,009         --         --         --           --           --       5,252      14,090         4,904

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     A summary of the Funds' direct transactions in Affiliated Funds for the six months ended April 30, 2006 is set forth below (in thousands):

                                                  OCTOBER 31, 2005                              APRIL 30, 2006
FUND                                AFFILIATE    SHARES/MARKET VALUE   PURCHASES    SALES     SHARES/MARKET VALUE
----                               -----------   -------------------   ---------   --------   -------------------
Balanced.........................  Select Fund         $56,990         $112,064    $111,049         $58,005
Large Cap Growth.................  Select Fund           3,199           14,847      14,263           3,783
Mid-Cap Value....................  Select Fund           2,487           13,560      15,001           1,046
Small Cap Value Opportunity......  Select Fund              --              501         496               5
Emerging Markets.................  Select Fund           3,699           39,747      37,047           6,399
High Yield Bond..................  Select Fund           8,267          107,094     103,486          11,875
Enhanced Income..................  Select Fund           4,188           24,492      27,104           1,576
Intermediate Bond................  Select Fund           3,312           16,119      16,438           2,993
Short Term Bond..................  Select Fund           2,080           21,884      23,579             385

5.   SECURITIES LENDING

     Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the Agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and the Agent and are recorded as securities lending income for the Fund. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     At April 30, 2006, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

                                                               MARKET VALUE OF
FUND                                                          SECURITIES ON LOAN   CASH COLLATERAL
----                                                          ------------------   ---------------
Balanced....................................................       $142,152           $145,121
Large Cap Growth............................................            863                856
Mid-Cap Value...............................................          8,715              8,913
Emerging Markets............................................         11,347             11,630
High Yield Bond.............................................         23,935             24,636
Enhanced Income.............................................         24,406             24,910
Intermediate Bond...........................................         22,567             22,996
Short Term Bond.............................................          3,499              3,570

     Cash collateral for each Fund, other than High Yield Bond, was invested in the Business Trust and the Select Fund. These amounts have been included as investments in each Fund's Schedule of Investments and Statements of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     Non-Cash collateral received by the Funds may not be sold or repledged; therefore, non-cash collateral is not included on the Funds' Schedule of Investments or Statement of Assets and Liabilities.

6.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Period Ended April 30, 2006

                                INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                                --------------------    -------------------   --------------------   ------------------
BALANCED FUND                    SHARES      AMOUNT     SHARES     AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
-------------                   --------    --------    ------    ---------   -------    ---------   -------   --------
Shares sold.................        123      $1,806      1,604    $  22,490        21    $     295     1,434   $ 20,509
Reinvestment of dividends...         68         982        474        6,468        --           --     3,986     55,408
Shares redeemed.............        (64)       (943)    (1,529)     (21,302)       --           --    (2,105)   (30,085)
                                 ------      ------     ------    ---------   -------    ---------   -------   --------
Net increase (decrease) in
  shares outstanding........        127      $1,845        549    $   7,656        21    $     295     3,315   $ 45,832
                                 ======      ======     ======    =========   =======    =========   =======   ========

                                                    INSTITUTIONAL CLASS         AMR CLASS
                                                    --------------------    ------------------
LARGE CAP GROWTH FUND                                SHARES      AMOUNT     SHARES     AMOUNT
---------------------                               --------    --------    ------    --------
Shares sold.....................................          1      $    7      1,669    $ 11,011
Reinvestment of dividends.......................         --          --         57         376
Shares redeemed.................................         --          (3)    (1,060)     (7,032)
                                                     ------      ------     ------    --------
Net increase in shares outstanding..............          1      $    4        666    $  4,355
                                                     ======      ======     ======    ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                    INSTITUTIONAL CLASS    PLANAHEAD CLASS         AMR CLASS
                                                    -------------------    ----------------    -----------------
MID-CAP VALUE FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
------------------                                  -------    --------    ------    ------    ------    -------
Shares sold.....................................        260    $ 2,761          1    $   13       399    $ 4,209
Reinvestment of dividends.......................         15        142         --        --     1,008      9,614
Shares redeemed.................................        (57)      (681)        --        --    (1,038)*  (10,944)*
                                                     ------    -------     ------    ------    ------    -------
Net increase in shares outstanding..............        218    $ 2,222          1    $   13       369    $ 2,879
                                                     ======    =======     ======    ======    ======    =======

* Net of Redemption Fees

                                                      INSTITUTIONAL CLASS       PLANAHEAD CLASS
                                                      --------------------    -------------------
SMALL CAP VALUE OPPORTUNITY FUND                       SHARES      AMOUNT     SHARES     AMOUNT
--------------------------------                      --------    --------    ------    ---------
Shares sold.......................................         200     $2,000         --    $       1
Reinvestment of dividends.........................          --         --         --           --
Shares redeemed...................................          --         --         --           --
                                                        ------     ------     ------    ---------
Net increase (decrease) in shares outstanding.....         200     $2,000         --    $       1
                                                        ======     ======     ======    =========

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    -----------------   -----------------
EMERGING MARKETS FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
---------------------                                 --------    --------    ------    -------   -------   -------
Shares sold.......................................         293     $4,804        175    $ 2,799       723   $11,769
Reinvestment of dividends.........................         123      1,788         30        434     1,066    15,573
Shares redeemed*..................................          --         (5)       (30)      (468)     (195)   (3,102)
                                                        ------     ------     ------    -------   -------   -------
Net increase in shares outstanding................         416     $6,587        175    $ 2,765     1,594   $24,240
                                                        ======     ======     ======    =======   =======   =======

* Net of Redemption Fees

                                                     INSTITUTIONAL CLASS       PLANAHEAD CLASS      SERVICE CLASS
                                                     --------------------    -------------------   ----------------
HIGH YIELD BOND FUND                                 SHARES      AMOUNT      SHARES      AMOUNT    SHARES    AMOUNT
--------------------                                 -------    ---------    -------    --------   -------   ------
Shares sold......................................     4,208     $ 42,787       2,533    $ 25,838         4   $   41
Reinvestment of dividends........................       818        8,329         476       4,845        --        1
Shares redeemed..................................    (5,049)     (51,448)     (4,297)    (43,844)       (4)     (44)
                                                     ------     --------     -------    --------   -------   ------
Net increase (decrease) in shares outstanding....       (23)    $   (332)     (1,288)   $(13,161)       --   $   (2)
                                                     ======     ========     =======    ========   =======   ======

                                                      PLANAHEAD CLASS
                                                     ------------------
ENHANCED INCOME FUND                                 SHARES     AMOUNT
--------------------                                 ------    --------
Shares sold......................................       758    $  7,634
Reinvestment of dividends........................       201       2,030
Shares redeemed..................................    (1,626)    (16,434)
                                                     ------    --------
Net increase (decrease) in shares outstanding....      (667)   $ (6,770)
                                                     ======    ========

                                                     INSTITUTIONAL CLASS       PLANAHEAD CLASS
                                                     --------------------    -------------------
INTERMEDIATE BOND FUND                               SHARES      AMOUNT      SHARES      AMOUNT
----------------------                               -------    ---------    -------    --------
Shares sold......................................       699     $  6,969           3    $     27
Reinvestment of dividends........................       214        2,132           2          19
Shares redeemed..................................    (1,029)     (10,276)        (12)       (125)
                                                     ------     --------     -------    --------
Net decrease in shares outstanding...............      (116)    $ (1,175)         (7)   $    (79)
                                                     ======     ========     =======    ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                     INSTITUTIONAL CLASS       PLANAHEAD CLASS
                                                     --------------------    -------------------
SHORT-TERM BOND FUND                                 SHARES      AMOUNT      SHARES      AMOUNT
--------------------                                 -------    ---------    -------    --------
Shares sold......................................       243     $  2,122         409    $  3,575
Reinvestment of dividends........................       193        1,682          21         180
Shares redeemed..................................    (1,166)     (10,186)       (192)     (1,676)
                                                     ------     --------     -------    --------
Net increase (decrease) in shares outstanding....      (730)    $ (6,382)        238    $  2,079
                                                     ======     ========     =======    ========

Period Ended October 31, 2005

                             INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                             --------------------    -------------------    ------------------   -------------------
BALANCED FUND                 SHARES      AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT     SHARES     AMOUNT
-------------                --------    --------    ------    ---------    ------   ---------   -------   ---------
Shares sold..............         404     $6,028      5,096    $  71,560        --   $       1    11,920   $ 170,034
Reinvestment of
  dividends..............          32        459        108        1,484        --          --     2,736      38,142
Shares redeemed..........         (80)    (1,192)      (671)      (9,463)       --          --   (11,427)   (164,434)
                               ------     ------     ------    ---------    ------   ---------   -------   ---------
Net increase in shares
  outstanding............         356     $5,295      4,533    $  63,581        --   $       1     3,229   $  43,742
                               ======     ======     ======    =========    ======   =========   =======   =========

                                                   INSTITUTIONAL CLASS         AMR CLASS
                                                   --------------------    ------------------
LARGE CAP GROWTH FUND                              SHARES      AMOUNT      SHARES     AMOUNT
---------------------                              -------    ---------    ------    --------
Shares sold....................................         17    $     102     6,502    $ 39,610
Reinvestment of dividends......................         --           --        76         474
Shares redeemed................................         --           --    (5,843)    (35,633)
                                                   -------    ---------    ------    --------
Net increase (decrease) in shares
  outstanding..................................         17    $     102       735    $  4,451
                                                   =======    =========    ======    ========

                                                   INSTITUTIONAL CLASS
                                                   --------------------
MID CAP VALUE FUND                                 SHARES      AMOUNT
------------------                                 -------    ---------
Shares sold....................................     14,157    $ 164,231
Reinvestment of dividends......................         11          118
Shares redeemed*...............................    (12,873)    (153,358)
                                                   -------    ---------
Net increase (decrease) in shares
  outstanding..................................      1,295    $  10,991
                                                   =======    =========

* Net of redemption fees

                                                   INSTITUTIONAL CLASS     PLANAHEAD CLASS        AMR CLASS
                                                   --------------------    ----------------   ------------------
EMERGING MARKETS FUND                              SHARES      AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
---------------------                              -------    ---------    ------    ------   -------   --------
Shares sold....................................        164    $   2,342       187    $2,602     2,688   $ 36,989
Reinvestment of dividends......................         54          706         7        88       575      7,462
Shares redeemed*...............................       (176)      (2,291)     (118)   (1,644)   (2,858)   (41,144)
                                                   -------    ---------    ------    ------   -------   --------
Net increase (decrease) in shares
  outstanding..................................         42    $     757        76    $1,046       405   $  3,307
                                                   =======    =========    ======    ======   =======   ========

* Net of redemption fees

                                                   INSTITUTIONAL CLASS      PLANAHEAD CLASS      SERVICE CLASS
                                                   --------------------    ------------------   ----------------
HIGH YIELD BOND FUND                               SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT
--------------------                               -------    ---------    ------    --------   -------   ------
Shares sold....................................      9,936    $ 104,727     5,626    $ 59,314        --   $    4
Reinvestment of dividends......................      1,682       17,740     1,216      12,834        --       --
Shares redeemed................................    (12,669)    (133,918)   (8,714)    (90,501)       (1)      (7)
                                                   -------    ---------    ------    --------   -------   ------
Net increase (decrease) in shares
  outstanding..................................     (1,051)   $ (11,451)   (1,872)   $(18,353)       (1)  $   (3)
                                                   =======    =========    ======    ========   =======   ======

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                     PLANAHEAD CLASS
                                                   --------------------
ENHANCED INCOME FUND                               SHARES      AMOUNT
--------------------                               -------    ---------
Shares sold....................................      3,082    $  31,229
Reinvestment of dividends......................        346        3,496
Shares redeemed................................     (2,400)     (24,206)
                                                   -------    ---------
Net increase in shares outstanding.............      1,028    $  10,519
                                                   =======    =========

                                                                                                INSTITUTIONAL
                                                   INSTITUTIONAL CLASS                         CLASS (FORMERLY
                                                       (TERMINATED                                AMR CLASS
                                                         3/1/05)*          PLANAHEAD CLASS     THROUGH 3/1/05)
                                                   --------------------    ----------------   ------------------
INTERMEDIATE BOND FUND                             SHARES      AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
----------------------                             -------    ---------    ------    ------   -------   --------
Shares sold....................................         --    $      --        18    $  181     4,580   $ 46,881
Reinvestment of dividends......................          1           11         4        38       408      4,163
Shares redeemed................................        (88)        (912)      (22)     (222)   (4,980)   (50,899)
                                                   -------    ---------    ------    ------   -------   --------
Net increase (decrease) in shares
  outstanding..................................        (87)   $    (901)       --    $   (3)        8   $    145
                                                   =======    =========    ======    ======   =======   ========

* Activity is for the period from November 1, 2004 through February 28, 2005

                                                                                                   INSTITUTIONAL
                                                      INSTITUTIONAL CLASS                         CLASS (FORMERLY
                                                          (TERMINATED                                AMR CLASS
                                                           3/1/05)*           PLANAHEAD CLASS     THROUGH 3/1/05)
                                                      -------------------    -----------------   ------------------
SHORT-TERM BOND FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
--------------------                                  -------    --------    ------    -------   -------   --------
Shares sold.......................................       110     $   982        581    $ 5,167     3,008   $ 26,682
Reinvestment of dividends.........................         5          46         32        288       412      3,660
Shares redeemed...................................      (481)     (4,291)      (491)    (4,384)   (3,193)   (28,344)
                                                      ------     -------     ------    -------   -------   --------
Net increase (decrease) in shares outstanding.....      (366)    $(3,263)       122    $ 1,071       227   $  1,998
                                                      ======     =======     ======    =======   =======   ========

* Activity is for the period from November 1, 2004 through February 28, 2005

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                           INSTITUTIONAL CLASS
                                     ----------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                    YEAR ENDED OCTOBER 31,
                                      APRIL 30,    --------------------------------------------------
                                        2006        2005      2004      2003      2002    2001(C D F)
                                     -----------   -------   -------   -------   ------   -----------
                                     (UNAUDITED)
Net asset value, beginning of
 period............................    $ 15.00     $ 14.31   $ 12.99   $ 10.97   $12.07    $  12.27
                                       -------     -------   -------   -------   ------    --------
Income from investment operations:
   Net investment income(A) (B)....       0.21        0.36      0.29      0.31(G)   0.11       0.51
   Net gains (losses) on securities
     (both realized and
     unrealized)(B)................       0.83        1.11      1.36      1.84(G)  (0.69)     (0.03)
                                       -------     -------   -------   -------   ------    --------
Total income (loss) from investment
 operations........................       1.04        1.47      1.65      2.15    (0.58)       0.48
                                       -------     -------   -------   -------   ------    --------
Less distributions:
   Dividends from net investment
     income........................      (0.38)      (0.31)    (0.33)    (0.13)   (0.44)      (0.68)
   Distributions from net realized
     gains on securities...........      (0.72)      (0.47)       --        --    (0.08)         --
                                       -------     -------   -------   -------   ------    --------
Total distributions................      (1.10)      (0.78)    (0.33)    (0.13)   (0.52)      (0.68)
                                       -------     -------   -------   -------   ------    --------
Net asset value, end of period.....    $ 14.94     $ 15.00   $ 14.31   $ 12.99   $10.97    $  12.07
                                       =======     =======   =======   =======   ======    ========
Total return.......................      7.21%(H)   10.53%    10.53%    19.77%    (5.14)%     4.07%
                                       =======     =======   =======   =======   ======    ========
Ratios and supplemental data:
   Net assets, end of period (in
     thousands)....................    $15,977     $14,122   $ 8,378   $ 9,041   $8,994    $157,775
   Ratios to average net assets
     (annualized):
     Expenses, net of waivers(B)...      0.60%       0.56%     0.63%     0.63%    0.62%       0.62%
     Expenses before waivers(B)....      0.60%       0.56%     0.63%     0.63%    0.62%       0.62%
     Net investment income, net of
       waivers(B)..................      2.79%       2.45%     2.15%     2.74%    3.12%       3.56%
     Net investment income (loss),
       before waivers(B)...........      2.79%       2.45%     2.15%     2.74%    3.12%       3.56%
   Portfolio turnover rate(E)......        27%(H)      58%       62%       69%      84%        122%

                                                              PLANAHEAD CLASS
                                     -----------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                    YEAR ENDED OCTOBER 31,
                                      APRIL 30,    ---------------------------------------------------
                                        2006        2005      2004      2003      2002     2001(C D F)
                                     -----------   -------   -------   -------   -------   -----------
                                     (UNAUDITED)
Net asset value, beginning of
 period............................    $ 14.20     $ 13.62   $ 12.40   $ 10.81   $ 11.88    $  12.08
                                       -------     -------   -------   -------   -------    --------
Income from investment operations:
   Net investment income(A) (B)....       0.19        0.34      0.27      0.28(G)    0.41       0.51
   Net gains (losses) on securities
     (both realized and
     unrealized)(B)................       0.79        1.01      1.25      1.74(G)   (0.99)     (0.06)
                                       -------     -------   -------   -------   -------    --------
Total income (loss) from investment
 operations........................       0.98        1.35      1.52      2.02     (0.58)       0.45
                                       -------     -------   -------   -------   -------    --------
Less distributions:
   Dividends from net investment
     income........................      (0.36)      (0.30)    (0.30)    (0.43)    (0.41)      (0.65)
   Distributions from net realized
     gains on securities...........      (0.72)      (0.47)       --        --     (0.08)         --
                                       -------     -------   -------   -------   -------    --------
Total distributions................      (1.08)      (0.77)    (0.30)    (0.43)    (0.49)      (0.65)
                                       -------     -------   -------   -------   -------    --------
Net asset value, end of period.....    $ 14.10     $ 14.20   $ 13.62   $ 12.40   $ 10.81    $  11.88
                                       =======     =======   =======   =======   =======    ========
Total return.......................      7.15%(H)   10.12%    12.44%    19.36%     (5.18)%     3.84%
                                       =======     =======   =======   =======   =======    ========
Ratios and supplemental data:
   Net assets, end of period (in
     thousands)....................    $93,985     $86,875   $21,571   $13,321   $10,561    $ 12,176
   Ratios to average net assets
     (annualized):
     Expenses, net of waivers(B)...      0.85%       0.86%     0.93%     0.94%     0.90%       0.84%
     Expenses before waivers(B)....      0.85%       0.86%     0.93%     0.94%     0.90%       0.84%
     Net investment income, net of
       waivers(B)..................      2.54%       2.14%     1.84%     2.40%     2.83%       3.29%
     Net investment income (loss),
       before waivers(B)...........      2.54%       2.14%     1.84%     2.40%     2.83%       3.29%
   Portfolio turnover rate(E)......        27%(H)      58%       62%       69%       84%        122%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(C) On September 7, 2001, American Beacon Advisors, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) The Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(F) Independence Investment LLC was removed as an investment advisor to the Balanced Fund on November 30, 2000.

(G) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.30 and 1.85, respectively for Institutional Class and 0.36 and 1.66, respectively for PlanAhead Class.

(H)  Not annualized.

(I)  Annualized.

(J) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        SERVICE CLASS                                                     AMR CLASS
 ---------------------------     -------------------------------------------------------------------------------------------
 SIX MONTHS                      SIX MONTHS
    ENDED        MAY 31 TO          ENDED                                  YEAR ENDED OCTOBER 31,
  APRIL 30,     OCTOBER 31,       APRIL 30,      ---------------------------------------------------------------------------
    2006           2005             2006           2005            2004            2003            2002          2001(C D F)
 -----------   -------------     -----------     --------        --------        --------        --------        -----------
 (UNAUDITED)                     (UNAUDITED)
   $14.16        $   13.96        $  14.49       $  13.87        $  12.60        $  10.98        $  12.06         $  12.27
   ------        ---------        --------       --------        --------        --------        --------         --------
     0.27             0.09            0.23          0. 39            0.32            0.34            0.48             0.56
     0.67             0.11            0.80           1.05            1.31            1.78           (1.01)           (0.05)
   ------        ---------        --------       --------        --------        --------        --------         --------
     0.94             0.20            1.03           1.44            1.63            2.12           (0.53)            0.51
   ------        ---------        --------       --------        --------        --------        --------         --------
    (0.34)              --           (0.41)         (0.35)          (0.36)          (0.50)          (0.47)           (0.72)
    (0.72)              --           (0.72)         (0.47)             --              --           (0.08)              --
   ------        ---------        --------       --------        --------        --------        --------         --------
    (1.06)              --           (1.13)         (0.82)          (0.36)          (0.50)          (0.55)           (0.72)
   ------        ---------        --------       --------        --------        --------        --------         --------
   $14.04        $   14.16        $  14.39       $  14.49        $  13.87        $  12.60        $  10.98         $  12.06
   ======        =========        ========       ========        ========        ========        ========         ========
    6.92%(H)         1.43%(H)        7.41%(H)      10.63%          13.13%          20.06%           (4.71)%          4.38%
   ======        =========        ========       ========        ========        ========        ========         ========
   $  299        $       1        $754,891       $712,073        $636,420        $557,612        $487,526         $526,405
    1.03%         1.09%(I)           0.33%          0.33%           0.37%           0.38%           0.35%            0.36%
    1.05%       360.24%(I)           0.33%          0.33%           0.37%           0.38%           0.35%            0.36%
    2.05%         1.52%(I)           3.07%          2.70%           2.40%           2.98%           3.39%            3.77%
    2.04%          (357.63)%(I)      3.07%          2.70%           2.40%           2.98%           3.39%            3.77%
      27%(H)        58%(J)             27%(H)         58%             62%             69%             84%             122%

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                 INSTITUTIONAL CLASS
                                                         --------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                      YEAR ENDED OCTOBER 31,
                                                          APRIL 30,    ------------------------------------------------------
                                                            2006         2005       2004        2003       2002        2001
                                                         -----------   --------   ---------    -------   --------    --------
                                                         (UNAUDITED)
Net asset value, beginning of period...................    $ 6.18      $   5.82   $    5.47    $  4.53   $   5.66    $   9.54
                                                           ------      --------   ---------    -------   --------    --------
Income from investment operations:
   Net investment income (loss)(A).....................      0.02          0.04        0.02       0.02       0.03       (0.01)
   Net gains (losses) on securities (both realized and
     unrealized)(A)....................................      0.49          0.37        0.35       0.94      (1.16)      (3.86)
                                                           ------      --------   ---------    -------   --------    --------
Total income (loss) from investment operations.........      0.51          0.41        0.37       0.96      (1.13)      (3.87)
                                                           ------      --------   ---------    -------   --------    --------
Less distributions:
   Dividends from net investment income................     (0.03)        (0.05)      (0.02)     (0.02)        --       (0.01)
                                                           ------      --------   ---------    -------   --------    --------
Total distributions....................................     (0.03)        (0.05)      (0.02)     (0.02)        --       (0.01)
                                                           ------      --------   ---------    -------   --------    --------
Net asset value, end of period.........................    $ 6.66      $   6.18   $    5.82    $  5.47   $   4.53    $   5.66
                                                           ======      ========   =========    =======   ========    ========
Total return...........................................     8.30%(C)      7.06%       6.71%     21.15%     (19.96)%    (40.62)%
                                                           ======      ========   =========    =======   ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands)............    $  117      $    105   $       1    $     1   $      1    $      1
   Ratios to average net assets (annualized)(A):
     Expenses, net of waivers..........................     0.88%         0.89%       0.84%      0.87%      0.87%       0.99%
     Expenses, before waivers..........................     0.93%         4.64%      13.22%      0.87%      0.87%        101%
     Net investment income (loss), net of waivers......     0.63%         (0.18)%     0.18%      0.18%      0.06%       (0.26)%
     Net investment income (loss), before waivers......     0.57%         (3.93)%    (12.20)%    0.18%      0.06%       (0.28)%
   Portfolio turnover rate(B)..........................       44%(C)       164%        131%       138%       135%         85%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 AMR CLASS
 -------------------------------------------------------------------------
 SIX MONTHS
    ENDED                         YEAR ENDED OCTOBER 31,
  APRIL 30,      ---------------------------------------------------------
    2006          2005        2004        2003        2002          2001
 -----------     -------     -------     -------     -------       -------
 (UNAUDITED)
   $  6.21       $  5.84     $  5.48     $  4.54     $  5.67       $  9.55
   -------       -------     -------     -------     -------       -------
      0.03          0.06        0.02        0.02        0.02          0.01
      0.50          0.36        0.36        0.93       (1.14)        (3.87)
   -------       -------     -------     -------     -------       -------
      0.53          0.42        0.38        0.95       (1.12)        (3.86)
   -------       -------     -------     -------     -------       -------
     (0.04)        (0.05)      (0.02)      (0.01)      (0.01)        (0.02)
   -------       -------     -------     -------     -------       -------
     (0.04)        (0.05)      (0.02)      (0.01)      (0.01)        (0.02)
   -------       -------     -------     -------     -------       -------
   $  6.70       $  6.21     $  5.84     $  5.48     $  4.54       $  5.67
   =======       =======     =======     =======     =======       =======
     8.47%(C)      7.22%       6.88%      21.09%      (19.85)%      (40.51)%
   =======       =======     =======     =======     =======       =======
   $72,659       $63,183     $55,121     $48,926     $28,017       $23,804
     0.57%         0.64%       0.71%       0.68%       0.67%         0.70%
     0.57%         0.64%       0.71%       0.68%       0.67%         0.72%
     0.94%         0.98%       0.34%       0.40%       0.30%         0.08%
     0.94%         0.98%       0.34%       0.40%       0.30%         0.06%
       44%(C)       164%        131%        138%        135%           85%

--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS   PLANAHEAD CLASS
                                                              -------------------   ---------------
                                                                 NOVEMBER 30,
                                                                    2005 TO         FEBRUARY 28 TO
                                                                   APRIL 30,           APRIL 30,
                                                                     2006                2006
                                                              -------------------   ---------------
                                                                  (UNAUDITED)         (UNAUDITED)
Net asset value, beginning of period........................        $12.09              $ 9.80
                                                                    ------              ------
Income from investment operations:
    Net investment income...................................          0.17                0.01
    Net gains on securities (both realized and
      unrealized)...........................................          0.59                0.30
                                                                    ------              ------
Total income from investment operations.....................          0.76                0.31
                                                                    ------              ------
Less distributions:
    Dividends from net investment income....................         (0.16)                 --
    Distributions from net realized gains on securities.....         (2.58)                 --
                                                                    ------              ------
Total distributions.........................................         (2.74)                 --
                                                                    ------              ------
Net asset value, end of period..............................        $10.11              $10.11
                                                                    ======              ======
Total return................................................         7.73%(A)            3.16%(A)
                                                                    ======              ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................        $2,205              $   13
    Ratios to average net assets (annualized):
      Expenses, after expense reimbursements
        (recoupments).......................................         1.01%               1.36%
      Expenses, before expense reimbursements
        (recoupments).......................................         1.06%               1.36%
      Net investment income, after expense reimbursements
        (recoupments).......................................         1.22%               0.81%
      Net investment income, before expense reimbursements
        (recoupments).......................................         1.17%               0.81%
    Portfolio turnover rate.................................           20%(A)              20%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

(C)  Annualized.

(D) On November 30, 2005, the Mid-Cap Value Fund's Institutional Class of shares was renamed the AMR Class and the Fund began offering a new class of shares known as the Institutional Class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     AMR CLASS (FORMERLY INSTITUTIONAL CLASS
          PRIOR TO DECEMBER 1, 2005)(D)
     ---------------------------------------
     SIX MONTHS
        ENDED      YEAR ENDED    JUNE 30 TO
      APRIL 30,    OCTOBER 31,   OCTOBER 31,
        2006          2005          2004
     -----------   -----------   -----------
     (UNAUDITED)
       $ 11.72       $ 10.27       $ 10.00
       -------       -------       -------
          0.09          0.13          0.02(B)
          1.06          1.37          0.25
       -------       -------       -------
          1.15          1.50          0.27
       -------       -------       -------
         (0.14)        (0.05)           --
         (2.58)           --            --
       -------       -------       -------
         (2.72)        (0.05)           --
       -------       -------       -------
       $ 10.15       $ 11.72       $ 10.27
       =======       =======       =======
        11.27%(A)     14.63%         2.70%(A)
       =======       =======       =======
       $42,127       $44,342       $25,546
         0.87%         1.01%         1.14%(C)
         0.83%         1.02%         1.34%(C)
         1.52%         0.92%         0.73%(C)
         1.55%         0.91%         0.53%(C)
           20%(A)       298%            6%(A)

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS   PLANAHEAD CLASS
                                                              -------------------   ---------------
                                                                  MARCH 31 TO         MARCH 31 TO
                                                                   APRIL 30,           APRIL 30,
                                                                    2006(A)             2006(A)
                                                              -------------------   ---------------
                                                                  (UNAUDITED)         (UNAUDITED)
Net asset value, beginning of period........................        $ 10.00             $ 10.00
                                                                    -------             -------
Income from investment operations:
    Net investment income (loss)............................             --                  --
    Net gains (losses) on securities (both realized and
      unrealized)...........................................           0.20                0.19
                                                                    -------             -------
Total income from investment operations.....................           0.20                0.19
                                                                    -------             -------
Less distributions:
    Dividends from net investment income....................             --                  --
    Distributions from net realized gains on securities.....             --                  --
                                                                    -------             -------
Total distributions.........................................             --                  --
                                                                    -------             -------
Net asset value, end of period..............................        $ 10.20             $ 10.19
                                                                    =======             =======
Total return................................................          2.00%(B)            1.90%(B)
                                                                    =======             =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................        $ 2,039             $     1
    Ratios to average net assets (annualized):
      Expenses net of waivers...............................          1.06%               1.31%
      Expenses before waivers...............................          2.76%               2.81%
      Net investment income, net of waivers.................            --%              (0.28%)
      Net investment income, before waivers.................         (1.70%)             (1.78%)
    Portfolio turnover rate.................................          0.24%(B)            0.24%(B)

---------------

(A)  March 31, 2006 is the inception date of the Small Cap Value Opportunity
     Fund.

(B)  Not annualized.

--------------------------------------------------------------------------------

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                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                  INSTITUTIONAL CLASS
                                                       -------------------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                          YEAR ENDED OCTOBER 31,
                                                        APRIL 30,       --------------------------------------------------------
                                                          2006           2005         2004         2003         2002      2001
                                                       -----------      -------      -------      -------      ------   --------
                                                       (UNAUDITED)
Net asset value, beginning of period.................    $ 15.10        $ 12.64      $ 10.62      $  7.20      $ 6.64   $   8.17
                                                         -------        -------      -------      -------      ------   --------
Income from investment operations:
    Net investment income(A).........................       0.05            .15         0.07         0.04        0.09       0.11
    Net gains (losses) on securities (both realized
      and unrealized)(A).............................       4.88           3.45         2.01         3.43        0.56      (1.62)
                                                         -------        -------      -------      -------      ------   --------
Total income (loss) from investment operations.......       4.93           3.60         2.08         3.47        0.65      (1.51)
                                                         -------        -------      -------      -------      ------   --------
Less distributions:
    Dividends from net investment income.............      (0.21)         (0.06)       (0.06)       (0.05)      (0.09)     (0.01)
    Distributions from net realized gains on
      securities.....................................      (2.21)         (1.08)          --           --          --      (0.01)
                                                         -------        -------      -------      -------      ------   --------
Total distributions..................................      (2.42)         (1.14)       (0.06)       (0.05)      (0.09)     (0.02)
                                                         -------        -------      -------      -------      ------   --------
Redemption fees added to beneficial interests........         --(E)          --(E)        --(E)        --          --         --
                                                         -------        -------      -------      -------      ------   --------
Net asset value, end of period.......................    $ 17.61        $ 15.10      $ 12.64      $ 10.62      $ 7.20   $   6.64
                                                         =======        =======      =======      =======      ======   ========
Total return.........................................     35.95%(C)      30.11%       19.65%       48.45%       9.80%     (18.52)%
                                                         =======        =======      =======      =======      ======   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands).........    $18,223        $ 9,348      $ 7,282      $ 3,557      $1,769   $  1,495
    Ratios to average net assets (annualized):
      Expenses, after expense reimbursements
        (recoupments)(A).............................      1.53%          1.52%        1.85%        1.76%       1.51%      1.43%
      Expenses, before expense reimbursements
        (recoupments)(A).............................      1.53%          1.52%        1.85%        1.76%       1.51%      1.43%
      Net investment income (loss), after expense
        reimbursements (recoupments)(A)..............      0.84%          1.22%        0.74%        0.62%       1.11%      2.07%
      Net investment income (loss), before expense
        reimbursements (recoupments)(A)..............      0.84%          1.22%        0.74%        0.62%       1.11%      2.07%
    Portfolio turnover rate(B).......................        30%(C)         63%          76%          80%         94%        95%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period from November 1, 2001 through October 31, 2002.

(E)  Amounts represent less than $0.01 per share.

(F)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PLANAHEAD CLASS                                  AMR CLASS
---------------------------------------------------------------------      -----------
    SIX MONTHS               YEAR ENDED                                    SIX MONTHS
       ENDED                 OCTOBER 31,                 OCTOBER 1 TO         ENDED
     APRIL 30,    ---------------------------------      OCTOBER 31,        APRIL 30,
       2006        2005         2004         2003            2002             2006
    -----------   -------      -------      -------      ------------      -----------
      $ 14.98     $ 12.53      $ 10.55      $  7.19        $   6.86         $  15.17
      -------     -------      -------      -------        --------         --------
         0.04        0.15         0.04         0.09              --             0.07
         4.84        3.41         1.99         3.34            0.33             4.90
      -------     -------      -------      -------        --------         --------
         4.88        3.56         2.03         3.43            0.33             4.97
      -------     -------      -------      -------        --------         --------
        (0.19)      (0.03)       (0.05)       (0.07)             --            (0.24)
        (2.21)      (1.08)          --           --              --            (2.21)
      -------     -------      -------      -------        --------         --------
        (2.40)      (1.11)       (0.05)       (0.07)             --            (2.45)
      -------     -------      -------      -------        --------         --------
           --(E)       --(E)        --(E)        --(E)           --
      -------     -------      -------      -------        --------         --------
      $ 17.46     $ 14.98      $ 12.53      $ 10.55        $   7.19         $  17.69
      =======     =======      =======      =======        ========         ========
       35.79%(C)   29.95%       19.33%       48.07%           4.81%(C)        36.10%(C)
      =======     =======      =======      =======        ========         ========
      $ 6,064     $ 2,592      $ 1,214      $   492        $      1         $138,861
        2.00%       1.75%        2.14%        2.08%           1.87%(F)         1.26%
        1.86%       2.01%        2.20%        2.08%           1.87%(F)         1.26%
        0.37%       1.16%        0.37%        0.57%         (0.25)%(F)         1.05%
        0.51%       0.90%        0.31%        0.57%         (0.25)%(F)         1.05%
          30%(C)      63%          76%          80%             94%(D)           30%(C)

                        AMR CLASS
---  -----------------------------------------------

                 YEAR ENDED OCTOBER 31,
     -----------------------------------------------
      2005      2004      2003      2002      2001
     -------   -------   -------   -------   -------
     $ 12.68   $ 10.66   $  7.22   $  6.65   $  8.18
     -------   -------   -------   -------   -------
        0.24      0.10      0.07      0.09      0.13
        3.42      2.00      3.44      0.59     (1.63)
     -------   -------   -------   -------   -------
        3.66      2.10      3.51      0.68     (1.50)
     -------   -------   -------   -------   -------
       (0.09)    (0.08)    (0.07)    (0.11)    (0.02)
       (1.08)       --        --        --     (0.01)
     -------   -------   -------   -------   -------
       (1.17)    (0.08)    (0.07)    (0.11)    (0.03)
     -------   -------   -------   -------   -------
          --        --        --        --        --
     -------   -------   -------   -------   -------
     $ 15.17   $ 12.68   $ 10.66   $  7.22   $  6.65
     =======   =======   =======   =======   =======
      30.43%    20.00%    48.84%    10.10%    (18.40)%
     =======   =======   =======   =======   =======
     $94,864   $74,199   $51,498   $32,731   $20,660
       1.25%     1.59%     1.50%     1.26%     1.30%
       1.25%     1.59%     1.50%     1.26%     1.30%
       1.60%     1.01%     0.92%     1.35%     1.76%
       1.60%     1.01%     0.92%     1.35%     1.76%
         63%       76%       80%(C)     94%      95%

--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                      INSTITUTIONAL CLASS
                                          ----------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED                YEAR ENDED OCTOBER 31,             DECEMBER 29, 2000
                                           APRIL 30,    ------------------------------------------    TO OCTOBER 31,
                                             2006         2005        2004       2003       2002           2001
                                          -----------   --------    --------   --------   --------   -----------------
                                          (UNAUDITED)
Net asset value, beginning of period....   $  10.22     $  10.86    $  10.73   $   9.63   $   9.82        $ 10.00
                                           --------     --------    --------   --------   --------        -------
Income from investment operations:
    Net investment income...............       0.38         0.76        0.78       0.78       0.80           0.71
    Net gains (losses) on securities
      (both realized and unrealized)....       0.12        (0.84)       0.27       1.10      (0.19)         (0.18)
                                           --------     --------    --------   --------   --------        -------
Total income from investment
  operations............................       0.50        (0.08)       1.05       1.88       0.61           0.53
                                           --------     --------    --------   --------   --------        -------
Less distributions:
    Dividends from net investment
      income............................      (0.38)       (0.76)      (0.78)     (0.78)     (0.80)         (0.71)
    Distributions from net realized
      gains on securities...............      (0.11)        0.20       (0.14)        --         --             --
                                           --------     --------    --------   --------   --------        -------
Total distributions.....................      (0.49)       (0.56)      (0.92)     (0.78)     (0.80)         (0.71)
                                           --------     --------    --------   --------   --------        -------
Net asset value, end of period..........   $  10.23     $  10.22    $  10.86   $  10.73   $   9.63        $  9.82
                                           ========     ========    ========   ========   ========        =======
Total return............................      5.03%(A)     3.03%      10.19%     20.11%      6.28%          5.33%(A)
                                           ========     ========    ========   ========   ========        =======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)........................   $216,870     $216,744    $241,777   $161,380   $104,813        $53,275
    Ratios to average net assets
      (annualized):
      Expenses, net of waivers..........      0.85%        0.84%       0.88%      0.90%      0.90%          0.90%(D)
      Expenses, before waivers..........      0.85%        0.84%       0.92%      1.00%      0.98%          1.07%(D)
      Net investment income, net of
        waivers.........................      7.58%        7.24%       7.27%      7.51%      8.02%          8.48%(D)
      Net investment income (loss),
        before waivers..................      7.58%        7.24%       7.23%      7.41%      7.94%          8.31%(D)
    Portfolio turnover rate.............        39%(A)      128%        138%       114%       163%           145%(A)

---------------

(A)  Not annualized.

(B) Portfolio turnover rate is for the period from November 1, 2001 through October 31, 2002.

(C) Portfolio turnover rate is for the period from November 1, 2002 through October 31, 2003.

(D)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLANAHEAD CLASS                                          SERVICE CLASS
     ----------------------------------------------------------   ------------------------------------------------
     SIX MONTHS                                                   FOUR MONTHS        YEAR ENDED
        ENDED          YEAR ENDED OCTOBER 31,       MARCH 1 TO       ENDED           OCTOBER 31,        MAY 1 TO
      APRIL 30,    ------------------------------   OCTOBER 31,   FEBRUARY 28,   -------------------   OCTOBER 31,
        2006         2005       2004       2003        2002           2006        2005       2004         2003
     -----------   --------   --------   --------   -----------   ------------   ------   ----------   -----------
     (UNAUDITED)                                                  (UNAUDITED)
      $  10.22     $  10.87   $  10.73   $   9.63     $10.10         $10.41      $10.87   $    10.73    $   10.47
      --------     --------   --------   --------     ------         ------      ------   ----------    ---------
          0.37         0.74       0.74       0.75       0.50           0.25        0.70         0.71         0.29
          0.13        (0.85)      0.28       1.10      (0.47)          0.13       (0.45)        0.27         0.26
      --------     --------   --------   --------     ------         ------      ------   ----------    ---------
          0.50        (0.11)      1.02       1.85       0.03           0.38        0.25         0.98         0.55
      --------     --------   --------   --------     ------         ------      ------   ----------    ---------
         (0.37)       (0.74)     (0.74)     (0.75)     (0.50)         (0.24)      (0.71)       (0.70)       (0.29)
         (0.11)        0.20      (0.14)        --         --          (0.11)         --        (0.14)          --
      --------     --------   --------   --------     ------         ------      ------   ----------    ---------
         (0.48)       (0.54)     (0.88)     (0.75)     (0.50)         (0.35)      (0.71)       (0.84)       (0.29)
      --------     --------   --------   --------     ------         ------      ------   ----------    ---------
      $  10.24     $  10.22   $  10.87   $  10.73     $ 9.63         $10.44      $10.41   $    10.87    $   10.73
      ========     ========   ========   ========     ======         ======      ======   ==========    =========
         5.01%(A)     2.69%      9.94%     19.57%      (0.26)%(A)     3.72%(A)    2.33%        9.41%        5.46%(A)
      ========     ========   ========   ========     ======         ======      ======   ==========    =========
      $107,380     $120,360   $148,266   $125,654     $4,029         $   42      $    1   $        4    $       1
         1.09%        1.08%      1.20%      1.24%      1.27%(D)       1.33%       1.46%        1.57%        1.71%(D)
         1.09%        1.08%      1.20%      1.24%      1.27%(D)       1.33%       4.01%      440.81%      806.83%(D)
         7.32%        7.00%      6.95%      7.11%      7.20%(D)       7.04%       6.59%        6.57%        6.51%(D)
         7.32%        7.00%      6.95%      7.11%      7.20%(D)       7.04%       4.04%    (432.67)%   (798.61)%(D)
           39%(A)      128%       138%       114%       163%(B)         39%(A)     128%         138%         114%(C)

--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              PLANAHEAD CLASS
                                                              -----------------------------------------------
                                                              SIX MONTHS        YEAR ENDED
                                                                 ENDED          OCTOBER 31,       JUNE 30 TO
                                                               APRIL 30,    -------------------   OCTOBER 31,
                                                                 2006         2005       2004        2003
                                                              -----------   --------   --------   -----------
                                                              (UNAUDITED)
Net asset value, beginning of period........................   $   9.98     $  10.16   $   9.96    $  10.00
                                                               --------     --------   --------    --------
Income from investment operations:
    Net investment income...................................       0.15         0.29       0.26        0.07(B)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................       0.15        (0.16)      0.20       (0.04)
                                                               --------     --------   --------    --------
Total income from investment operations.....................       0.30         0.13       0.46        0.03
                                                               --------     --------   --------    --------
Less distributions:
    Dividends from net investment income....................      (0.19)       (0.31)     (0.26)      (0.07)
    Distributions from net realized gains on securities.....         --           --         --          --
                                                               --------     --------   --------    --------
Total distributions.........................................      (0.19)       (0.31)     (0.26)      (0.07)
                                                               --------     --------   --------    --------
Net asset value, end of period..............................   $  10.09     $   9.98   $  10.16    $   9.96
                                                               ========     ========   ========    ========
Total return................................................      2.97%(A)     1.32%      4.70%       0.32%(A)
                                                               ========     ========   ========    ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................   $106,866     $112,341   $103,897    $101,072
    Ratios to average net assets (annualized):
      Expenses..............................................      0.89%        0.92%      1.00%       0.93%(C)
      Net investment income.................................      3.10%        2.79%      2.54%       2.20%(C)
    Portfolio turnover rate.................................        18%(A)       41%        72%         57%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

(C)  Annualized.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL CLASS (TERMINATED 3/1/05)
                                                              ----------------------------------------------------
                                                                  FROM
                                                              NOVEMBER 1,
                                                                2004 TO             YEAR ENDED OCTOBER 31,
                                                              FEBRUARY 28,   -------------------------------------
                                                                2005(D)       2004      2003      2002      2001
                                                              ------------   -------   -------   -------   -------
Net asset value, beginning of period........................    $ 10.54      $ 10.45   $ 10.42   $ 10.51   $  9.72
                                                                -------      -------   -------   -------   -------
Income from investment operations:
    Net investment income(A)................................       0.13         0.37      0.41      0.51      0.57
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................      (0.11)        0.14      0.03     (0.09)     0.79
                                                                -------      -------   -------   -------   -------
Total income from investment operations.....................       0.02         0.51      0.44      0.42      1.36
                                                                -------      -------   -------   -------   -------
Less distributions:
    Dividends from net investment income....................      (0.15)       (0.42)    (0.41)    (0.51)    (0.57)
    Distributions from net realized gains on securities.....         --           --        --        --        --
                                                                -------      -------   -------   -------   -------
Total distributions.........................................      (0.15)       (0.42)    (0.41)    (0.51)    (0.57)
                                                                -------      -------   -------   -------   -------
Net asset value, end of period..............................    $ 10.41      $ 10.54   $ 10.45   $ 10.42   $ 10.51
                                                                =======      =======   =======   =======   =======
Total return................................................      0.17%(C)     4.90%     4.31%     4.21%    14.36%
                                                                =======      =======   =======   =======   =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................        N/A      $   912   $ 1,024   $74,919   $60,842
    Ratios to average net assets (annualized):
      Expenses, net of waivers(A)...........................      0.37%        0.80%     0.58%     0.56%     0.54%
      Expenses, before waivers(A)...........................      0.37%        0.80%     0.58%     0.56%     0.54%
      Net investment income, net of waivers(A)..............      3.82%        3.51%     4.02%     4.99%     5.55%
      Net investment income, before waivers(A)..............      3.82%        3.51%     4.02%     4.99%     5.55%
    Portfolio turnover rate(B)..............................       119%(E)      106%      187%      185%      164%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(E) Portfolio turnover rate is for the period November 1, 2004 through October 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLAN AHEAD CLASS                            INSTITUTIONAL CLASS (FORMERLY AMR CLASS PRIOR TO 3/1/05)
    ----------------------------------------------------------   ----------------------------------------------------------------
       SIX                                                          SIX
      MONTHS                                                       MONTHS
      ENDED                 YEAR ENDED OCTOBER 31,                 ENDED                    YEAR ENDED OCTOBER 31,
    APRIL 30,    ---------------------------------------------   APRIL 30,    ---------------------------------------------------
       2006       2005      2004      2003     2002     2001        2006      2005(D)      2004       2003       2002      2001
    ----------   -------   -------   ------   ------   -------   ----------   --------   --------   --------   --------   -------
      $10.08     $ 10.41   $ 10.31   $10.27   $10.34   $  9.57    $ 10.01     $  10.33   $  10.24   $  10.22   $  10.30   $  9.53
      ------     -------   -------   ------   ------   -------    -------     --------   --------   --------   --------   -------
        0.19        0.36      0.35     0.39     0.48      0.53       0.22         0.42       0.40       0.45       0.53      0.58
       (0.18)      (0.30)     0.14     0.04    (0.07)     0.77      (0.18)       (0.29)      0.14       0.02      (0.08)     0.77
      ------     -------   -------   ------   ------   -------    -------     --------   --------   --------   --------   -------
        0.01        0.06      0.49     0.43     0.41      1.30       0.04         0.13       0.54       0.47       0.45      1.35
      ------     -------   -------   ------   ------   -------    -------     --------   --------   --------   --------   -------
       (0.20)      (0.39)    (0.39)   (0.39)   (0.48)    (0.53)     (0.23)       (0.45)     (0.45)     (0.45)     (0.53)    (0.58)
          --          --        --       --       --        --         --           --         --         --         --        --
      ------     -------   -------   ------   ------   -------    -------     --------   --------   --------   --------   -------
       (0.20)      (0.39)    (0.39)   (0.39)   (0.48)    (0.53)     (0.23)       (0.45)     (0.45)     (0.45)     (0.53)    (0.58)
      ------     -------   -------   ------   ------   -------    -------     --------   --------   --------   --------   -------
      $ 9.89     $ 10.08   $ 10.41   $10.31   $10.27   $ 10.34    $  9.82     $  10.01   $  10.33   $  10.24   $  10.22   $ 10.30
      ======     =======   =======   ======   ======   =======    =======     ========   ========   ========   ========   =======
       0.13%(C)    0.54%     4.86%    4.25%    4.10%    13.91%      0.42%(C)     1.26%      5.38%      4.62%      4.57%    14.58%
      ======     =======   =======   ======   ======   =======    =======     ========   ========   ========   ========   =======
      $  957     $ 1,054   $ 1,091   $1,395   $1,691   $   300    $90,409     $ 93,270   $ 96,242   $131,927   $144,098   $95,820
       0.95%       0.95%     0.92%    0.86%    0.86%     0.83%      0.33%        0.31%      0.34%      0.32%      0.30%     0.30%
       1.35%       1.19%     0.93%    0.86%    0.86%     0.83%      0.33%        0.31%      0.34%      0.32%      0.30%     0.30%
       3.93%       3.48%     3.39%    3.70%    4.60%     5.04%      4.55%        4.12%      3.97%      4.32%      5.23%     5.84%
       3.53%       3.24%     3.38%    3.70%    4.60%     5.04%      4.55%        4.12%      3.97%      4.32%      5.23%     5.84%
        119%(C)     119%      106%     187%     185%      164%       119%(C)      119%       106%       187%       185%      164%

--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS (TERMINATED 3/1/05)
                                                 ----------------------------------------------------------------------
                                                    FROM NOVEMBER 1,
                                                          2004                        YEAR ENDED OCTOBER 31,
                                                     TO FEBRUARY 28,        -------------------------------------------
                                                         2005(D)             2004        2003        2002        2001
                                                    ----------------        ------      ------      ------      -------
Net asset value, beginning of period...........          $ 9.09             $ 9.32      $ 9.45      $ 9.62      $  9.21
                                                         ------             ------      ------      ------      -------
Income from investment operations:
    Net investment income(B)...................            0.11               0.24        0.37        0.42         0.57
    Net gains (losses) on securities (both
      realized and unrealized)(B)..............           (0.15)             (0.03)      (0.04)      (0.11)        0.41
                                                         ------             ------      ------      ------      -------
Total income from investment operations........           (0.04)              0.21        0.33        0.31         0.98
                                                         ------             ------      ------      ------      -------
Less distributions:
    Dividends from net investment income.......           (0.13)             (0.44)      (0.46)      (0.48)       (0.57)
                                                         ------             ------      ------      ------      -------
Total distributions............................           (0.13)             (0.44)      (0.46)      (0.48)       (0.57)
                                                         ------             ------      ------      ------      -------
Net asset value, end of period.................          $ 8.92             $ 9.09      $ 9.32      $ 9.45      $  9.62
                                                         ======             ======      ======      ======      =======
Total return...................................           (0.44)%(C)         2.21%       3.58%       3.37%       10.98%
                                                         ======             ======      ======      ======      =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)...             N/A             $3,324      $3,745      $8,396      $ 4,226
    Ratios to average net assets (annualized):
      Expenses, net of waivers(B)..............           0.61%              0.62%       0.54%       0.44%        0.51%
      Expenses, before waivers(B)..............           0.61%              0.62%       0.54%       0.44%        0.51%
      Net investment income, net of waivers
        (B)....................................           1.82%              2.72%       4.30%       4.47%        6.06%
      Net investment income, before
        waivers(B).............................           1.82%              2.72%       4.30%       4.47%        6.06%
    Portfolio turnover rate(A).................             38%(E)             41%         81%         63%         104%

---------------

(A) The Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(C)  Not annualized.

(D) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(E) Portfolio turnover rate is for the period November 1, 2004 through October 31, 2005.

(F) For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             PLANAHEAD CLASS
    -----------------------------------------------------------------
    SIX MONTHS
       ENDED                    YEAR ENDED OCTOBER 31,
     APRIL 30,    ---------------------------------------------------
       2006        2005     2004         2003       2002       2001
    -----------   ------   -------      ------     ------     -------
    (UNAUDITED)
      $  8.77     $ 9.09   $  9.33      $ 9.45     $ 9.62     $  9.21
      -------     ------   -------      ------     ------     -------
         0.12(F)    0.28      0.25        0.39       0.43        0.55
        (0.01)     (0.24)    (0.07)      (0.08)     (0.14)       0.41
      -------     ------   -------      ------     ------     -------
         0.11       0.04      0.18        0.31       0.29        0.96
      -------     ------   -------      ------     ------     -------
        (0.17)     (0.36)    (0.42)      (0.43)     (0.46)      (0.55)
      -------     ------   -------      ------     ------     -------
        (0.17)     (0.36)    (0.42)      (0.43)     (0.46)      (0.55)
      -------     ------   -------      ------     ------     -------
      $  8.71     $ 8.77   $  9.09      $ 9.33     $ 9.45     $  9.62
      =======     ======   =======      ======     ======     =======
        1.28%(C)   0.46%     1.84%       3.38%      3.16%      10.69%
      =======     ======   =======      ======     ======     =======
      $10,598     $8,582   $ 7,781      $5,783     $3,520     $ 1,257
        0.88%      0.87%     0.87%       0.86%      0.73%       0.75%
        0.89%      0.94%     0.87%       0.86%      0.77%       0.75%
        2.80%      2.59%     2.44%       4.00%      4.16%       5.76%
        2.79%      2.52%     2.44%       4.00%      4.12%       5.76%
          24%(C)     38%       41%         81%        63%        104%

             INSTITUTIONAL (FORMERLY AMR CLASS PRIOR TO 3/1/05)
     -------------------------------------------------------------------
     SIX MONTHS
        ENDED                     YEAR ENDED OCTOBER 31,
      APRIL 30,    -----------------------------------------------------
        2006        2005        2004      2003        2002        2001
     -----------   -------     -------   -------     -------     -------
     (UNAUDITED)
       $  8.75     $  9.07     $  9.31   $  9.44     $  9.60     $  9.20
       -------     -------     -------   -------     -------     -------
          0.15(F)     0.29        0.27      0.42        0.44        0.59
         (0.01)      (0.20)      (0.05)    (0.07)      (0.11)       0.40
       -------     -------     -------   -------     -------     -------
          0.14        0.09        0.22      0.35        0.33        0.99
       -------     -------     -------   -------     -------     -------
         (0.19)      (0.41)      (0.46)    (0.48)      (0.49)      (0.59)
       -------     -------     -------   -------     -------     -------
         (0.19)      (0.41)      (0.46)    (0.48)      (0.49)      (0.59)
       -------     -------     -------   -------     -------     -------
       $  8.70     $  8.75     $  9.07   $  9.31     $  9.44     $  9.60
       =======     =======     =======   =======     =======     =======
         1.66%(C)    1.00%       2.39%     3.82%       3.60%      11.07%
       =======     =======     =======   =======     =======     =======
       $72,818     $79,683     $80,504   $91,911     $89,932     $81,370
         0.35%       0.33%       0.33%     0.33%       0.30%       0.33%
         0.35%       0.33%       0.33%     0.33%       0.30%       0.33%
         3.34%       3.15%       3.00%     4.54%       4.63%       6.26%
         3.34%       3.15%       3.00%     4.54%       4.63%       6.26%
           24%(C)      38%         41%       81%         63%        104%

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS
(Unaudited)
--------------------------------------------------------------------------------

1. RENEWAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

     At their February 17, 2006 meeting, the Board of Trustees ("Board") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds (the "Funds") and each Investment Advisory Agreement between the Manager and the subadvisors, on behalf of the Funds. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor. In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held separate meetings on December 8, 2005, February 8, 2006 and February 17, 2006 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     The Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Funds;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus comparable indices;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and whether (and if so, why) such subadvisor should have its contract renewed;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - a table detailing the Manager's profitability with respect to each Fund;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

     Provided below is an overview of the primary factors the Board considered at its February 2006 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. In addition, while the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

  Nature, Extent and Quality of Services

     With respect to the renewal of the Management Agreement, the Board considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new Funds so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

  Investment Performance

     The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. Discussions regarding the Board's considerations with respect to each Fund's performance are below under "Additional Considerations and Conclusions with Respect to each Fund."

  Cost of Services and Profits Realized

     In analyzing the cost of services and profitability of the Manager in connection with its investment advisory services to a Fund, the Board considered the Manager's operations and low cost structure. The Board noted that the Manager proposed to continue most of the expense waivers and reimbursements that were in place for each applicable Fund's 2005 fiscal year. The Board also noted that each sub-advised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds.

     In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to a Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     Discussions regarding the Board's considerations with respect to each Fund's fee rates are set forth below under "Additional Considerations and Conclusions with Respect to each Fund."

  Economies of Scale

     In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board noted that, in many cases, the Manager has negotiated breakpoints in the subadvisory fee rate. The Board also noted, where applicable, for purposes of determining the investment advisory fee charged to the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

managed by a subadvisor on behalf of AMR Corporation and its pension plans shall be considered. Thus, the Funds are able to receive additional breakpoint benefits resulting from the subadvisor's management of a larger pool of assets. With respect to the management fee, the Board acknowledged the Manager's low cost structure and the increasing costs of personnel, technology and operations. Based on these considerations, the Board concluded that the Funds' fee structures are reasonably designed to pass on economies of scale to Fund shareholders.

  Benefits to be Derived from the Relationship with the Funds

     The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board noted that the Manager and the subadvisors may not direct the Funds' brokerage transactions to certain brokers to obtain research and other services and that the Funds participate in a brokerage recapture program. After consideration of this information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO EACH FUND

     The benchmark indices referred to below include the Fund's broad-based market index included in the Historical Performance section of the Prospectuses and the respective Lipper Index for each Fund. The Money Market Funds do not compare their performance to a market index, so the Board considered the relative performance of those Funds versus the respective Lipper Average, which includes all comparable funds in the Lipper category. Each Lipper Index includes up to the 30 largest funds in the respective Lipper category where the Fund is classified by Lipper.

  Additional Considerations and Conclusions with Respect to the Balanced Fund

     In considering the renewal of the Management Agreement and each Investment Advisory Agreement (collectively, the "Agreements") with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 1st quintile for all relevant periods tracked by Lipper compared to the returns of a peer group of mutual funds identified by Lipper as having an investment objective similar to the Fund ("Performance Universe"); (2) the Fund's total return performance exceeded the Lipper Balanced Fund Index for these same periods; (3) the portion of Fund assets allocated to the Manager, which manages only fixed income securities, outperformed or matched a relevant fixed income benchmark index for all relevant periods; (4) the portion of Fund assets allocated to Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), which manages equity and fixed income securities, outperformed the Fund's benchmark index for all relevant periods; (5) the portion of Fund assets allocated to Brandywine Asset Management, LLC ("Brandywine"), which manages equity and fixed income securities, outperformed the Fund's benchmark index for all relevant periods; and (6) the portion of Fund assets allocated to Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), which manages only equity securities, outperformed a relevant equity benchmark index for all relevant periods.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses were in the 1st quintile and actual management fees (including administrative fees) were in the 2nd quintile compared to the expenses and fees of a peer group of similar funds classified by Lipper ("Fee Universe"), where the 1st quintile represents the lowest fees or expenses among the group; (2) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Service Class; (3) Brandywine represented that it does not charge a lower fee rate for comparable client services, while Hotchkis represented that it does not provide similar services to any comparable accounts; and (4) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including the direct management of a portion of the Fund's assets and oversight of the Fund's subadvisors; (3) determined that the Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

  Additional Considerations and Conclusions with Respect to the Emerging Markets Fund

     In considering the renewal of the Agreements with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 4th quintile for the one- and two-year periods, the 3rd quintile for the three- and four-year periods and the 2nd quintile for the five-year period compared to the Performance Universe; (2) the Fund's total return performance exceeded the Lipper Emerging Market Fund Index for the five-year period but underperformed for the other periods tracked by Lipper; (3) the portion of Fund assets allocated to The Boston Company Asset Management, LLC ("TBCAM") outperformed the Fund's benchmark index for the five-year and since inception periods but underperformed for the one- and three-year periods; (4) TBCAM's explanation that its performance lagged during the year due to reallocation into value securities; (5) the portion of Fund assets allocated to Morgan Stanley Investment Management Inc. ("MSIM Inc.") outperformed or matched the Fund's benchmark index for all relevant periods except the since inception period.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses and actual management fees (including administrative fees) were in the 3rd quintile compared to the Fee Universe, where the 1st quintile represents the lowest fees or expenses among the group; (2) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's PlanAhead Class; (3) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund; (4) TBCAM represented that it does not provide similar services to any comparable accounts; (5) MSIM Inc. represented that the Fund's fee rates are lower than MSIM Inc.'s standard fee schedules for similarly managed mutual funds; and (6) the fee schedule of MSIM Inc. includes breakpoints, which reduce fee rates as the assets of the Fund increase.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager, TBCAM and MSIM Inc. under the Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund; and (3) approved the renewal of the Agreements with respect to the Fund.

  Additional Considerations and Conclusions with Respect to the Enhanced Income Fund

     In considering the renewal of the Agreements with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 5th quintile for the one-year period and the 3rd quintile for the two-year period compared to the Performance Universe; (2) the Fund's total return performance underperformed the Lipper Intermediate Investment Grade Index for these same periods; (3) the Manager's explanation that comparison of the performance of the Fund, which invests in both fixed income and convertible securities, to the Performance Universe and the Lipper Intermediate Investment Grade Index, which include mutual funds that invest primarily in fixed income securities, is not suitable; (4) the portion of Fund assets allocated to the Manager, which manages only fixed income securities, outperformed a relevant fixed income benchmark index for all relevant periods; (5) the portion of Fund assets allocated to Calamos Advisors LLC ("Calamos"), which manages convertible securities, outperformed a relevant convertibles securities benchmark index for all relevant periods; and (6) the Fund has a short performance history to compare to its peers.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the PlanAhead Class total expenses and actual management fees (including administrative fees) were in the 5th quintile compared to the Fee Universe, where the 1st quintile represents the lowest fees or expenses among the group; and (2) Calamos represented that it does not provide similar services to any comparable accounts.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager and Calamos under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including the direct management of a portion of the Fund's assets and oversight of the Fund's subadvisor; (3) determined that the Fund and its shareholders would benefit from the Manager's and subadvisor's continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

  Additional Considerations and Conclusions with Respect to the High Yield Bond Fund

     In considering the renewal of the Agreements with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 3rd quintile for the one- and two-year periods, the 5th quintile for the three-year period, the 2nd quintile for the four-year period, and the 1st quintile for the five-year period compared to the Performance Universe; (2) the Fund's total return performance exceeded the Lipper High Yield Bond Fund Index for the four- and five-year periods

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

but underperformed for the other periods tracked by Lipper; and (3) Post Advisory Group, LLC ("Post") outperformed a relevant Fund benchmark index for the one- and five-year periods.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses were in the 3rd quintile, and actual management fees (including administrative fees) were in the 5th quintile compared to the Fee Universe, where the 1st quintile represents the lowest fees or expenses among the group; (2) Post's representation that the subadvisory fee charged is among the lowest for similar services.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager and Post under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including the oversight of the Fund's subadvisor; (3) determined that the Fund and its shareholders would benefit from the Manager's and subadvisor's continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

  Additional Considerations and Conclusions with Respect to the Intermediate Bond Fund

     In considering the renewal of the Agreements with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 1st quintile for the one-year period, 2nd quintile for the two-and five-year periods, and 3rd quintile for the three- and four-year periods compared to the Performance Universe; (2) the Fund's total return performance exceeded the Lipper Intermediate Investment Grade Fund Index for the one-year period but underperformed for the other periods tracked by Lipper; (3) the portion of Fund assets allocated to the Manager outperformed the Fund's benchmark index for the one- and three-year periods but underperformed for the five-year and since inception periods; (4) the Manager's explanation that its longer-term performance was reduced due to poor issuer selection and duration decisions; and (5) the portion of Fund assets allocated to Barrow outperformed the Fund's benchmark index for all relevant time periods.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses and actual management fees (including administrative fees) were in the 1st quintile compared to the Fee Universe, where the 1st quintile represents the lowest fees or expenses among the group; (2) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's PlanAhead Class; (3) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund; and (4) the fee schedule of Barrow includes breakpoints, which reduce fee rates as the assets of the Fund increase.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager and Barrow under the Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager's and subadvisor's continued management of the Fund; and (3) approved the renewal of the Agreements with respect to the Fund.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

  Additional Considerations and Conclusions with Respect to the Large Cap Growth Fund

     In considering the renewal of the Agreements with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 2nd quintile for the three-year period, 3rd quintile for the two-, four- and five-year periods, and 4th quintile for the one-year period compared to the Performance Universe; (2) the Fund's total return performance exceeded the Lipper Large Cap Growth Fund Index for the three-, four- and five-year periods but underperformed for the other periods tracked by Lipper; (3) the portion of Fund assets allocated to Goldman Sachs Asset Management, L.P. ("GSAM") outperformed the Fund's benchmark index for all relevant periods; (4) the portion of Fund assets allocated to J.P. Morgan Investment Management Inc. ("JPMIM") underperformed the Fund's benchmark index for all relevant periods;
(5) JPMIM's explanation that its underperformance during the last year was due to stock selection; and (6) the Manager's representation that it will continue to monitor JPMIM's performance closely.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses were in the 2nd quintile, and actual management fees (including administrative fees) were in the 5th quintile compared to the Fee Universe, where the 1st quintile represents the lowest fees or expenses among the group ; (2) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Institutional Class; (3) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund; (4) GSAM and JPMIM represented that they do not provide similar services to any comparable accounts; and (5) the fee schedules of GSAM and JPMIM include breakpoints, which reduce fee rates as the assets of the Fund increase.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager, GSAM and JPMIM under the Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund; and (3) approved the renewal of the Agreements with respect to the Fund.

  Additional Considerations and Conclusions with Respect to the Mid-Cap Value
  Fund

     In considering the renewal of the Agreements with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 3rd quintile for the one-year period compared to the Performance Universe; (2) the Fund's total return performance exceeded the Lipper Mid-Cap Value Fund Index for the same period; (3) the portion of Fund assets allocated to Barrow and Pzena Investment Management, LLC ("Pzena") underperformed the Fund's benchmark index for the one-year and since inception periods; (4) Barrow's explanation that its underperformance was primarily due to stock selection in the financial sector and its underweight position in REIT securities; and (5) the subadvisors have managed the Fund for a relatively short period of time and have not established a meaningful performance history.

     In addition, the Trustees considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses were in the 2nd quintile and actual

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

management fees (including administrative fees) were in the 5th quintile compared to the Fee Universe, where the 1st quintile represents the lowest fees or expenses among the group; and (2) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Institutional Class.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including the oversight of the Fund's subadvisors; (3) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

  Additional Considerations and Conclusions with Respect to the Short-Term Bond Fund

     In considering the renewal of the Management Agreement with the Fund, the Trustees considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 1st quintile for the five-year period and the 2nd quintile for all other relevant periods tracked by Lipper compared to the Performance Universe; (2) the Fund's total return performance exceeded the Lipper Short Investment Grade Bond Fund Index for the same periods; and (3) the Fund's performance exceeded its benchmark index for the one- and three-year periods but underperformed for the five- and ten-year periods.

     In addition, the Trustees considered the fees payable under the Management Agreement. In this regard, they considered that: (1) the Institutional Class total expenses and actual management fees (including administrative fees) were in the 1st quintile compared to the Fee Universe, where the 1st quintile represents the lowest fees or expenses among the group; (2) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's PlanAhead Class; and (3) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund.

     Based on these considerations and those noted above with respect to all Funds, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the Fund.

2. APPROVAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT FOR SMALL CAP VALUE OPPORTUNITY FUND

     At the February 17, 2006 Board meeting, the Manager proposed that the Board approve the Manager as the manager, and PanAgora Asset Management, Inc. ("PanAgora") as an investment advisor, to the Small Cap Value Opportunity Fund (the "Fund"), a new series of the Funds. The Fund commenced operations on March 31, 2006. Prior to the meeting, the Board requested and reviewed information provided by the Manager and PanAgora, and the Investment Committee of the Board met with representatives from PanAgora.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

APPOINTMENT OF THE MANAGER

     With respect to the appointment of the Manager, the Trustees considered the information provided by the Manager, including responses by the Manager to inquiries requesting:

     - a description of the investment objectives and strategies of the Fund;

     - a description of the services proposed to be provided to the Fund;

     - identification of the professional personnel to perform services for the Fund and their background and responsibilities;

     - a comparison of the proposed advisory fee and estimated total expense ratio to comparable mutual funds and an explanation of any material differences;

     - any special regulatory issues that could be relevant to the Fund;

     - a discussion of any economies of scale expected in the future;

     - an evaluation of any benefits to the Manager or the Fund as result of their relationship; and

     - any other information the Manager believed would be material to the Trustees' consideration of the appointment.

     In determining whether to appoint the Manager, the Trustees considered the best interests of the Fund as well as the following factors: (1) the Manager's ability to retain key investment personnel and an active client service program;
(2) the Manager's goal to provide consistent above average long-term performance at low cost; (3) the continuing efforts of the Manager to add new series so as to enhance the Funds' product line; (4) the Manager's record in building improved compliance and control functions that reduce risk to the Funds; (5) the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the subadvisors; (6) the proposed expense ratio for the Fund is lower than the respective industry averages; and (7) the Trustees deemed the estimated profitability of the Manager with respect to its services to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among subadvisors, monitors and evaluates the performance of the Fund's subadvisor and provides a comprehensive compliance program for the Fund.

APPOINTMENT OF PANAGORA

     With respect to the appointment of PanAgora, the Board considered, among other materials, responses by PanAgora to inquiries requesting:

     - a description of the advisory and related services proposed to be provided to the Fund;

     - identification of the professional personnel to perform services for the Fund and their education, experience and responsibilities;

     - a comparison of the performance of accounts similar to the Fund managed by PanAgora with the performance of applicable indices;

     - an analysis of the proposed investment advisory fee;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - whether PanAgora charges a lower advisory fee to other clients for which it provides services comparable to the services proposed for the Fund and, if so, an explanation of the rationale for charging the other clients a lower fee;

     - a description of the portfolio managers' compensation, including any incentive arrangements;

     - a description of PanAgora's compliance program, code of ethics and related matters, as well as its trading activities;

     - a description of the disaster recovery plan and the results of the latest test;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings; and

     - any other information PanAgora believed would be material to the Board's consideration of the Agreement.

     The Board considered several factors when evaluating PanAgora and in approving the Investment Advisory Agreement (the "Agreement"), including that the Manager had screened a universe of available small cap equity managers to identify those meeting certain minimum criteria. The Board considered PanAgora's experience in managing small cap assets, its reputation and financial condition, the past performance of similar accounts managed by PanAgora, its overall capabilities to perform the services under the Agreement and its willingness to perform those services for the Fund. A discussion of the factors relating to the Board's selection of PanAgora and approval of the Agreement follows.

  Nature, extent and quality of the services to be provided by PanAgora

     The Board considered PanAgora's investment philosophy and investment process, as well as the background and experience of the members of its small cap investment team and investment policy committee. The Board also considered PanAgora's investment resources, infrastructure, the adequacy of its compliance program, and recent investigations of certain of PanAgora's affiliated companies. In this regard, the Board concluded that these investigations would not affect PanAgora's management of the Fund. In addition, the Board took into consideration PanAgora's capacity to manage a large amount of small cap assets and its business experience. The Board also noted the Manager's conclusion that the investment process to be employed by PanAgora would be highly consistent with the Fund's investment objectives and policies, as well as the Manager's strong recommendation on behalf of PanAgora. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by PanAgora were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

  Performance of PanAgora

     The Board evaluated PanAgora's historical investment performance record in managing assets utilizing a small cap mandate. In particular, the Board evaluated the performance of the PanAgora Small Cap Value Stock Selector Composite for the one- and three-year periods ended September 30, 2005 versus a peer group of U.S. small cap value managers in the Mercer investment universe. The

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

Board noted that the performance of the Composite outperformed the median performance of the Mercer investment universe for the two- and three-year periods and was slightly below the median for the one-year period. The Board also considered that the performance of the Composite exceeded a relevant benchmark for the three-year period ended December 31, 2005. The Board concluded that the historical investment performance record of PanAgora supported approval of the Agreement.

  Comparisons of the amounts to be paid under the Agreement with those under contracts between PanAgora and its other clients

     In evaluating the Agreement, the Board reviewed PanAgora's advisory fee schedule and breakpoints for the Fund. The Board considered a comparison of the advisory fees to be charged by PanAgora under the Agreement versus PanAgora's standard fee schedule for accounts with a similar investment mandate. The Board noted that PanAgora's fee rate for advising the Fund under the Agreement is lower than the standard fee rate charged by PanAgora. The Board also considered that PanAgora represented that it does not charge lower advisory fees to other clients for comparable services. The comparative data regarding the fees PanAgora charges to other clients with a similar investment mandate assisted the Board in concluding that PanAgora's advisory fees under the Agreement appeared to be within a reasonable range for the services to be provided to the Fund.

  Costs of the services to be provided and profits to be realized by PanAgora and its affiliates from the relationship with the Fund

     Since the subadvisory relationship with PanAgora is new, the Board did not consider the costs of the services to be provided and profits to be realized by PanAgora and its affiliates from the relationship with the Fund. However, the Board noted that PanAgora does not charge a lower advisory fee to other clients for comparable services.

  Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors

     The Board considered that PanAgora's fee rate represents a significant discount from its standard fee rate for similar accounts. The Board considered that the fees paid to PanAgora are passed through the Manager by the Fund and that the Manager would not benefit economically from the proposed fee agreement. The Board also considered that the Manager negotiated "breakpoints" in PanAgora's fees based on the levels of assets in the Fund. Thus, the Board concluded that the Fund is receiving economies of scale due to the relatively low fees and breakpoints incorporated into the fee schedule.

  Benefits to be derived by PanAgora from the relationship with the Fund

     The Board considered the "fall-out" or ancillary benefits that may accrue to PanAgora as a result of the advisory relationship with the Fund, including greater exposure in the marketplace with respect to PanAgora's investment process and expanding the level of assets under management by PanAgora. The Board noted that PanAgora may not direct the Fund's brokerage transactions to certain brokers to obtain research and other services and that the Fund participates in a brokerage recapture program. After consideration of this information, the Board concluded that the potential

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

benefits accruing to PanAgora by virtue of its relationship with the Fund appear to be fair and reasonable.

  Board's Conclusion

     The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. However, based on the various considerations described above, the Board, including a majority of the independent Trustees, concluded that the proposed investment advisory fee is reasonable and that the approval of the Agreement is in the best interests of the Fund and its shareholders and, as a result, approved the Agreement.

--------------------------------------------------------------------------------
                                       135
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                               (LIGHTHOUSE LOGO)

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                                       136

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                               (LIGHTHOUSE LOGO)

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                                       137

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------
DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             american-beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Opportunity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.
                                                                        SAR04/06
                                                                          537385

ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Not applicable.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 7, 2006


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: July 7, 2006